File No. 333-52006

811-1978

Securities and Exchange Commission

Washington, D.C. 20549

Form N-4

[X]	Registration Under the Securities Act of 1933

[ ]	Pre-Effective Amendment Number

[X]	Post-Effective Amendment Number 55

And/or

[X]	Registration Statement Under the Investment Company Act of 1940

[X]	Amendment No. 56

AuguStar Variable Account A

(Exact Name of Registrant)

AuguStar Life Insurance Company

(Name of Depositor)

One Financial Way

Montgomery, Ohio 45242

(Address of Depositor’s Principal Executive Offices)

(513) 794-6100

(Depositor’s Telephone Number, including Area Code)

Timothy Abbott, Assistant Counsel

AuguStar Life Insurance Company

P.O. Box 237

Cincinnati, Ohio 45201

(Name and Address of Agent for Service)

Copy to:

Chip C. Lunde
Willkie Farr & Gallagher LLP

1875 K Street, N.W.

Washington, DC 20006-1238

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective.

It is proposed that this filing will become effective (check appropriate space):

[ ]	immediately upon filing pursuant to paragraph (b) of Rule 485

[X]	on April 30, 2024 pursuant to paragraph (b) of Rule 485

[ ]	60 days after filing pursuant to paragraph (a) of Rule 485

[ ]	on (Date) pursuant to paragraph (a) of Rule 485

If appropriate, check the following box:

[ ]	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus

Flexible Purchase Payment

Individual Variable Annuity Contract

ONcore Lite

AuguStarSM Variable Account A

AuguStarSM Life Insurance Company

One Financial Way ● Montgomery, Ohio 45242 ● 888.925.6446

This prospectus describes ONcore Lite, an individual, flexible premium deferred variable annuity contract issued by AuguStar Life Insurance Company ("AuguStar Life") through a separate account, AuguStar Variable Account A ("VAA"). The contract has not been offered for new sales since 2010. This prospectus describes the features, benefits and risks applicable to existing contract owners. This contract was not available in all states.

Variable annuities provide Contract Value and lifetime annuity payments that vary with the investment results of the mutual funds listed later in this prospectus (“Funds”) that you choose. You may direct the allocation of your purchase payments to one or more investment options of VAA and the Fixed Accumulation Account. Currently, your allocation of Contract Value may be to no more than 18 of the available investment options and the Fixed Accumulation Account. VAA is a separate account of AuguStar Life. The assets of VAA are invested in shares of the Funds. See Appendix A for the list of available Funds.

You cannot be sure that the Contract Value or annuity payments will equal or exceed your purchase payments. Any guarantees under the contract or optional riders that exceed the value of your interest in VAA are paid from our general account (not the VAA). Therefore, any amounts that we may pay under the contract in excess of your interest in VAA are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. In the event of an insolvency or receivership, payments we make from our general account to satisfy claims under the contract would generally receive the same priority as our other policy holder obligations. The contract is not insured by the FDIC or any other agency. It is not a deposit or obligation of any bank and is not bank guaranteed.

Keep this prospectus for future reference. It sets forth the information about VAA and the variable annuity contract that you should know before investing.

Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

April 30, 2024

Form 8524

Form 8524

Glossary

Accumulation Units — Until annuity payments begin, your contract’s value in each subaccount is measured by accumulation units. The dollar value of each unit varies with the investment results of the subaccount’s corresponding Fund.

Annual Credit Calculation Base — The amount to which the annual credit rate is applied in the GLWB riders. The Annual Credit Calculation Base is equal to the GLWB base at the beginning of the annual credit period and is increased for additional purchase payments made since the beginning of the annual credit period.

Annuitant — A living person whose length of life determines the number and value of annuity payments to be made.

Annuity Unit — After annuity payments begin, the amount of each variable payment depends upon the value of your annuity units. The dollar value of each unit varies with the investment results of the subaccount’s corresponding Fund.

Applied for — The date the application for the annuity is signed or the electronic order is submitted to us.

ARDBR— The annual reset death benefit rider offered with this contract. The ARDBR, ARDBR II and ARDBR (2009) are the ARDBR riders.

Commission — The Securities and Exchange Commission.

Contract Value — Contract Value is determined by multiplying the total number of units (for each subaccount) credited to the contract by the unit value (for such subaccount) for the current valuation period and adding to that any amount in the Fixed Accumulation Account or a DCA Account.

DCA — Dollar cost averaging.

Death Benefit — The amount used solely to calculate the Death Benefit Adjustment and is not the amount paid to the beneficiary after the death of the annuitant. Death Benefit is the greatest of (i) total Contract Value, or (ii) net purchase payments less pro-rata withdrawals , unless one of the riders added to your contract provides for a higher benefit.

Death Benefit Adjustment — The Death Benefit Adjustment is an amount added to the Contract Value to determine the Proceeds paid to the beneficiary. It represents the difference, if any, between the highest guaranteed death benefit amount and the Contract Value on the applicable calculation date as described under “Basic Death Benefit” if the Contract Value on this date is lower than the highest guaranteed death benefit amount. If the Contract Value on the applicable calculation date is higher than the highest guaranteed death benefit amount, no Death Benefit Adjustment will be made.

Enhanced DCA Account — An account available for purchase payments, subject to certain limitations, that provides a fixed interest rate that is higher than the rate being credited to the Fidelity® VIP Government Money Market Portfolio.

Free Look — A period of ten (10) or more days after receipt of the contract during which you have the right to cancel your contract and receive a refund without incurring surrender charges. The amount of the refund may equal either the amount of purchase payments or the Contract Value as of the date of cancellation, depending on applicable state law requirements. Upon such refund, the contract shall be void.

Fund — A mutual fund in which subaccount assets may be invested. See “The Funds” and Appendix A later in this prospectus.

GEB — The gain enhancement benefit riders offered with this contract.

GLWB — The guaranteed lifetime withdrawal benefit riders offered with this contract.

GMDB — The guaranteed minimum death benefit amount provided for by the GMDB riders offered with this contract. The Premium Protection, Premium Protection Plus, GMDBR80 Plus, GMDBR85 Plus, 5% GMDBR80 Plus, 5% GMDBR85 Plus, ARDBR, ARDBR II and ARDBR (2009) are the GMDB riders.

GMIB — The guaranteed minimum income benefit amount provided for by the GMIB riders offered with this contract. The GMIB, GMIB Plus, GMIB Plus with Five Year Reset, GMIB Plus with Annual Reset, GMIB Plus with Five Year Reset II, GMIB Plus with Annual Reset II and the GMIB Plus with Annual Reset (2009) are the GMIB riders.

Good order — An instruction or request is in good order when it is received in our home office, or other place we may specify, and has such clarity and completeness that we do not have to exercise any discretion to carry out the instruction or request. We may require that the instruction or request be given in a certain form.

GPA — The guaranteed principal access rider offered with this contract.

GPP — The guaranteed principal protection rider offered with this contract.

Guaranteed earnings rate — The guaranteed earnings rate is the effective annual rate at which values in variable portfolios accumulate at with the earnings base of the ARDBR (2009) or the guaranteed earnings income base of the GMIB Plus with Annual Reset (2009).

Form 8524

Notice — A written form acceptable to us, signed by you and received at our home office (the address listed on the first page of the prospectus). We have specified forms or may require specific information in writing for certain transactions, such as a surrender request. Contact us or your registered representative for more information.

Participating Spouse — One of two people upon whose life and age the benefits under the joint GLWB riders are based.

Pro rata— A pro rata adjustment means the benefit or rider base will be reduced by the same percentage that the Contract Value was reduced by a withdrawal in excess of that provided for by the contract or rider. If your Contract Value is lower than your rider base, a pro rata reduction will reduce your rider base by a greater amount than a dollar for dollar reduction would. If your Contract Value is higher than your rider base, a pro rata reduction will reduce your rider base less than a dollar for dollar reduction would.

Proceeds — The amount that the beneficiary receives if the annuitant dies before annuity payments begin.

Required Minimum Distribution or RMD – The minimum amount that you must withdraw each year from your qualified retirement plans starting in the calendar year following the year in which you reach the required beginning age as defined by the Internal Revenue Code (the “Code”).

RMD treatment – RMD treatment means that you may take your Required Minimum Distribution, even if it exceeds what would otherwise be the allowable annual withdrawal amount, without it being treated as an excess withdrawal under your rider. Certain conditions apply in order to receive RMD treatment. Please see "Optional

Death Benefit Riders" and "Optional Guaranteed Lifetime Withdrawal Benefit (‘GLWB’) Riders" for more information.

Subaccount — A subdivision of VAA. The assets of each subaccount are invested in a corresponding available Fund.

Surrender — To redeem the contract before annuity payments begin and receive its value minus any applicable surrender charge or other charges.

Valuation Period — The period of time from one determination of variable subaccount unit and annuity unit values to their next determination. A valuation period usually ends at 4:00 p.m. Eastern time on each day the New York Stock Exchange is open for unrestricted trading. The valuation period may end sooner to correspond to earlier closing of the New York Stock Exchange. Accumulation unit and annuity unit values for each annuity period are determined at the end of that valuation period.

VAA (Variable Account A) — A separate account of AuguStar Life Insurance Company consisting of assets segregated from AuguStar's general assets for the purpose of funding annuity contracts whose values vary with the investment results of the separate account’s underlying Funds.

We, Us, Our — We, us and our refer to AuguStar Life Insurance Company.

Withdraw — To receive part of the contract’s value without entirely redeeming or surrendering the contract.

You — You means the owner(s) of the contract or the last surviving owner’s estate if all owners are deceased.

Form 8524

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT

	FEES AND EXPENSES			LOCATION IN PROSPECTUS
Charges for Early Withdrawal

If you withdraw money from your contract within 3 years following your last purchase payment, you will be assessed a surrender charge. The maximum surrender charge is 7% of total purchase payment, minus all previous withdrawals, during the first three years, declining down to 0% after 3 years. For example, if you make an early withdrawal within the first year, you could pay a withdrawal charge of up to $7,000 on a $100,000 investment. During each contract year, you may withdraw not more than 10% of the Contract Value (as of the day of the first withdrawal made during that contract year) without a surrender charge.

Deductions and Expenses – Surrender Charge
Transaction Charges

In addition to surrender charges, you may also be charged for other transactions, such as when you transfer Contract value between investment options more than 12 times per contract year, take more than 14 withdrawals in a contract year or for special requests (such as wire transfers or overnight mail).

Deductions and Expenses – Withdrawal Fee and Transfer Fee
Ongoing Fees and Expenses (annual charges)

The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your contract specifications page for information about the specific fees you will pay each year based on the options you have elected.

Deductions and Expenses
	ANNUAL FEE	MINIMUM	MAXIMUM
	1. Base Contract	1.40%[1]	1.40%[1]
	2. Investment options (Fund fees and expenses)	0.37%[2]	1.82%[2]
	3. Optional benefits available for an additional charge (for a single optional benefit, if elected)	0.15%[3]	1.65%[3]

1	As a percentage of average Contract Value in the separate account.
2	As a percentage of average Fund net assets.
3

The minimum fee reflects the current charge for the least expensive optional benefit, the GEB, calculated as an annualized percentage of the Contract Value on a contract anniversary. The maximum fee reflects the current charge for the most expensive optional benefit, the GMIB Plus with Annual Reset II without investment restrictions, calculated as an annualized percentage of the amount that is guaranteed under the optional benefit

Form 8524

Because your contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the contract, which could add surrender charges that substantially increase costs.

	LOWEST ANNUAL COST ESTIMATE: $1,563	HIGHEST ANNUAL COST ESTIMATE: $5,698
	Assumes:	Assumes:

●Investment of $100,000

●5% annual appreciation

●Least expensive combination of contract classes and Fund fees and expenses

●No optional benefits

●No sales charges

●No additional purchase payments, transfers or withdrawals

●Investment of $100,000

●5% annual appreciation

●Most expensive combination of contract classes, optional benefits, and Fund fees and expenses

●No sales charges

●No additional purchase payments, transfers or withdrawals

	RISKS		Location in Prospectus
Risk of Loss	You can lose money by investing in this contract.		Principal Risks of Investing in the Contract
Not a Short-Term Investment

This contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash.

Surrender charges apply for 3 years following your last purchase payment. They will reduce the value of your contract if you withdraw money during that time.

The benefits of tax deferral and living benefit protections also mean the contract is more beneficial to investors with a long time horizon.

Principal Risks of Investing in the Contract
Risks Associated with Investment Options

An investment in this contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options you choose.

Each investment option (including the Fixed Accumulation Account and the Enhanced DCA Account) has its own unique risks.

You should review the prospectuses for the available Funds before making an investment decision.

Principal Risks of Investing in the Contract
Insurance Company Risks

Any obligations (including under the Fixed Accumulation Account), guarantees, and benefits of the contract are subject to the claims-paying ability of AuguStar Life. More information about AuguStar Life, including our financial strength ratings, is available upon request by calling us at 888.925.6446.

Principal Risks of Investing in the Contract

Form 8524

RESTRICTIONS
Investments

We reserve the right to charge $10 for each transfer when you transfer money between subaccounts in excess of 12 times in a contract year.

We reserve the right to limit transfers in circumstances of frequent or large transfers.

We reserve the right to remove, close or substitute Funds as investment options that are available under the contract.

Investment Options – The Funds; Deductions and Expenses – Transfer Fee; and Accumulation Period – Transfers Among Subacccounts
Optional Benefits

Certain optional benefits limit or restrict the investment options that you may select under the contract. We may change the investment restrictions in the future, including limiting the investment options available with the optional benefit.

Certain optional benefits could limit subsequent purchase payments.

Certain benefits may limit withdrawals or other rights under the contract. Under certain benefits, withdrawals may reduce the value of an optional benefit by an amount greater than the value withdrawn, which could significantly reduce the value of or even terminate the benefit.

Death Benefit – Optional Death Benefit Riders and Optional Living Benefit Riders
TAXES
Tax Implications

Consult with a tax professional to determine the tax implications of an investment in and purchase payments received under this contract.

If you purchase the contract through a tax-qualified plan or individual retirement account (IRA), you do not get any additional tax deferral.

Earnings on your contract are taxed at ordinary income tax rates when you withdraw them, and you may have to pay a penalty if you take a withdrawal before age 59 ½.

Federal Tax Status
CONFLICTS OF INTEREST
Investment Professional Compensation

Although the contracts are no longer offered for new sales, firms and their registered representatives that sold the contracts may still be paid for those sales. Your investment professional may receive compensation for having sold this contract to you in the form of commissions, service fees, additional cash benefits (e.g. bonuses), and non-cash compensation. Accordingly, investment professionals may have had a financial incentive to offer or recommend this contract over another investment.

AuguStar Life Insurance Company
Exchanges

Some investment professionals may have a financial incentive to offer you a new contract in place of the one you own. You should only consider exchanging your contract if you determine, after comparing the features, fees, and risks of both contracts, that it is in your best interest to purchase the new contract rather than continue to own your existing contract.

N/A

Form 8524

Overview of the Contract

Purpose

The ONcore Lite contract is intended to help you save for retirement or another long-term investment purpose through investments in a variety of investment options during the Accumulation Period. The contract also offers death benefits designed to protect your designated beneficiaries. The contract also has certain optional living benefits which can provide you the opportunity to take income. Through the annuitization feature, the contract can supplement your retirement income by providing a stream of income payments. This contract may be appropriate if you have a long investment time horizon. It is not intended for people who may need to make early or frequent withdrawals or intend to engage in frequent trading in the Funds.

Phases of the Contract

Your contract has two phases:

●	the Accumulation Period, when you make purchase payments to us, and

●	the Annuity Period, when we make income payments to you.

Accumulation Period

During the Accumulation Period, to help you accumulate assets, you can allocate your purchase payment to:

●	a variety of subaccounts. Each subaccount invests in a corresponding Fund, each of which has its own investment strategies, investment adviser(s), expense ratios, and returns;

●	the Fixed Accumulation Account, which offers a guaranteed fixed interest rate for one year periods. The Fixed Accumulation Account is not available with certain optional benefit riders; and

●	the Enhanced DCA account (available for purchase payments), which offers a fixed interest rate.

A list of Funds in which the subaccounts currently invest is provided in Appendix A: Funds Available Under the Contract.

Annuity Period

You can elect to annuitize your contract and turn your Contract Value into a stream of fixed and/or variable income payments from us. Variable payments depend on the performance of the subaccounts. Currently, we offer income options that provide payments for (1) life; (2) for life with a certain minimum number of payments; or (3) for life with a certain amount of payments. Depending on the annuity option you elect, any remaining amounts guaranteed (such as certain period payments or a death benefit) under the annuity option you selected will be paid to your beneficiary. We may offer other options, at our discretion, where permitted by state law.

Please note that if you annuitize, your Contract Value will be converted to income payments and you may no longer withdraw money at will from your contract. All benefits (including guaranteed minimum death benefits and living benefits) terminate when you annuitize.

Primary Contract Features and Options

Accessing your money. Until you annuitize, you have full access to your money. You can choose to withdraw your Contract Value at any time. Withdrawals will reduce your Contract Value and may be subject to surrender charges, withdrawal fees, income taxes and, if you are younger than 59 ½, a tax penalty. Withdrawals may also reduce (possibly by more than the amount withdrawn) or terminate any guaranteed benefits. Please see “Death Benefit” and “Optional Living Benefit Riders” for more information.

Tax treatment. Your purchase payments generally accumulate on a tax-deferred basis. This means your earnings are not taxed until you take money out of your contract, such as when (1) you make a withdrawal; (2) you receive an income payment from the contract; or (3) upon payment of death benefit proceeds.

Form 8524

Death benefits. Your Contract includes a basic Death Benefit that is the greatest of: (i) the total Contract Value, or (ii) net purchase payments less pro-rata withdrawals. Please note that Death Benefit is used solely to calculate the Death Benefit Adjustment and is not the amount paid to your designated beneficiaries after the death of the annuitant. You may have also purchased optional riders under the contract that provide additional death benefits for an additional fee. These riders may increase the amount of money payable to your designated beneficiaries upon your death.

Optional benefits that occur during your lifetime. For an additional fee, you may have purchased optional living benefit riders that offer protection against market risk (the risk that your investments may decline in value or underperform your expectations) and may guarantee a minimum lifetime income.

Nursing Facility Confinement Benefit. At no additional charge, the Contract includes a Nursing Facility Confinement Rider with all Contracts (subject to applicable issue state and age limitations). This benefit increases the amount that can be withdrawn from your Contract without a surrender charge when certain qualifying events occur.

Automatic portfolio rebalancing and dollar cost averaging. At no additional charge, you may select automatic portfolio rebalancing, which automatically rebalances your value in the subaccounts to maintain your chosen percentage allocation. Alternately, at no additional charge, you may select a Dollar Cost Averaging program, which automatically transfers a specific amount of money from the Fixed Accumulation Account or subaccounts to any other subaccount at set intervals, subject to limitations of certain optional living or death benefit riders you may have elected. For additional purchase payments of $3,600 or more, you may select the Enhanced DCA Account, at no additional charge, which transfers amounts automatically to the subaccounts you choose in specified monthly increments and pays you interest on amounts remaining in the account.

Electronic Delivery. You may elect to receive electronic delivery of current prospectuses related to this contract, as well as certain other contract related documents.

Form 8524

Fees and Expenses

The following tables describe the fees and expenses that you will pay when buying, owning, and making partial or total withdrawals from the contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.

The first table describes the fees and expenses that you will pay at the time that you buy the contract, make a partial or total withdrawal from the Contract, or transfer Contract Value between investment options. State premium taxes may also be deducted.

Transaction Expenses

Deferred Sales Load (or Surrender Charge) (as a percentage of your total purchase payments minus all previous withdrawals)(1)

Payment Year	1	2	3	4
Charge	7%	7%	7%	0%

(1)

For contracts issued prior to January 1, 2007, the surrender charge is a percentage of the lesser of (a) the amount you withdraw or surrender and (b) your total purchase payments minus all previous withdrawals. For contracts issued after January 1, 2007, the surrender charge that applies to you depends upon the state in which your contract was issued.

Transfer Fee (for transfers in excess of 12 per year; currently no charge)	$10
Premium Tax (charged upon annuitization, surrender or when assessed) (Percentage of each purchase payment)	0% - 5% (depending on state law)
Withdrawal Fee (for withdrawals in excess of 14 per contract year; currently no charge)	The lesser of 2% of the amount withdrawn or $15

The next table describes the fees and expenses that you will pay each year during the time that you own the contract (not including Fund fees and expenses). If you choose to purchase an optional benefit, you will pay additional charges, as shown below.

Annual Contract Expenses

Administrative Expenses (no fee if your Contract Value exceeds $50,000)	$30
Base Contract Charges (as a % of average account value in the separate account)	1.40%

Optional Benefit Expenses	Maximum Charge	Current Charge
Annual Stepped-Up Death Benefit (applied for on or after May 15, 2009) (% of the optional death benefit amount)	0.25%	0.25%
Annual Stepped-Up Death Benefit (applied for prior to May 15, 2009) (% of the optional death benefit amount)	0.10%	0.10%
5% GMDBR80 Plus (% of the optional death benefit amount)	0.45%	0.45%
GMDBR80 Plus (% of the optional death benefit amount)	0.30%	0.25%
GMDBR85 Plus (% of the optional death benefit amount)	0.45%	0.45%
5% GMDBR85 Plus (% of the optional death benefit amount)	0.70%	0.70%
ARDBR (% of the optional death benefit amount)	0.60%	0.60%

Form 8524

Optional Benefit Expenses	Maximum Charge	Current Charge
ARDBR II at issue ages through 74 (% of the optional death benefit amount)	1.00%	1.00%
ARDBR II at issue ages 75 through 78 (% of the optional death benefit amount)	1.15%	1.15%
ARDBR (2009) (% of the optional death benefit amount)	1.40%	1.40%
GMIB (% of your guaranteed income base)	0.45%	0.45%
GMIB Plus (% of your guaranteed income base)	0.55%	0.55%
GMIB Plus with Five Year Reset (% of your guaranteed income base)	0.55%	0.55%
GMIB Plus with Annual Reset (% of your guaranteed income base)	0.70%	0.70%
GMIB Plus with Five Year Reset II without investment restrictions (% of your guaranteed income base)	1.55%	1.55%
GMIB Plus with Five Year Reset II with investment restrictions (% of your guaranteed income base)	1.40%	1.40%
GMIB Plus with Annual Reset II without investment restrictions (% of your guaranteed income base)	1.65%	1.65%
GMIB Plus with Annual Reset II with investment restrictions (% of your guaranteed income base)	1.50%	1.50%
GMIB Plus with Annual Reset (2009) (% of your guaranteed income base)	1.50%	1.50%
Premium Protection or Joint Premium Protection death benefit at issue ages through 70 (% of the optional death benefit amount)	0.10%	0.10%
Premium Protection or Joint Premium Protection death benefit at issue ages 71-75 (% of the optional death benefit amount)	0.25%	0.25%
Premium Protection Plus or Joint Premium Protection Plus death benefit (% of the optional death benefit amount)	0.90%	0.45%
GEB at issue ages through 70 (% of your Contract Value on the contract anniversary)	0.15%	0.15%
GEB at issue ages 71-75 (% of your Contract Value on the contract anniversary)	0.30%	0.30%
GEB “Plus” at issue ages through 70 (% of your Contract Value on the contract anniversary)	0.30%	0.30%
GEB “Plus” at issue ages 71-75 (% of your Contract Value on the contract anniversary)	0.60%	0.60%
GLWB Plus (applied for on or after May 1, 2013) (% of the GLWB Base)	2.00%	1.05%
GLWB Plus (applied for prior to May 1, 2013) (% of the GLWB Base)	2.00%	0.95%
Joint GLWB Plus (applied for on or after May 1, 2013) (% of the GLWB Base)	2.50%	1.35%
Joint GLWB Plus (applied for prior to May 1, 2013) (% of the GLWB Base)	2.50%	1.25%
GPP (2012) (% of your average guaranteed principal amount at beginning and end of contract year)	0.90%	0.45%

Form 8524

Optional Benefit Expenses	Maximum Charge	Current Charge
GLWB (2012) (% of the GLWB Base)	2.10%	1.05%
Joint GLWB (2012) (% of the GLWB Base)	2.70%	1.35%
GLWB (% of the GLWB Base)	2.00%	0.95%
Joint GLWB (% of the GLWB Base)	2.00%	1.05%
GPA (7%) (% of your eligible Contract Value)	0.40%	0.40%
GPA (8%) (% of your eligible Contract Value)	0.50%	0.50%
GPP (applied for on or after May 15, 2009) (% of your average annual guaranteed principal amount)	0.55%	0.55%
GPP (applied for on or after October 9, 2006 and prior to May 15, 2009) (% of your average annual guaranteed principal amount)	0.25%	0.25%
GPP (applied for prior to October 9, 2006) (% of your average annual guaranteed principal amount)	0.20%	0.20%

The next table shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the contract (before any fee waiver or expense reimbursement). The expenses are expressed as a percentage of average net assets of the Funds and may be higher or lower in the future. A complete list of Funds available under the contract, including their annual expenses, may be found in Appendix A.

Annual Fund Expenses

	Minimum	Maximum
Total Annual Fund Operating Expenses (Expenses that are deducted from the Fund assets, including management and administration fees, distribution and/or service (12b-1) fees, and other expenses as of December 31, 2023)	0.37%	1.82%

Example

The Example is intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity policies. These costs include transaction expenses, annual contract expenses and annual Fund expenses.

The Example assumes that you invest $100,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, and assumes the most expensive combination of annual Fund expenses and optional benefits available for an additional charge (using the maximum possible charge). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you surrender your contract at the end of the applicable time period				If you annuitize or do not surrender your contract at the end of the applicable time period
1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
$13,133	$28,316	$39,257	$92,815	$6,820	$21,972	$39,257	$92,815

Form 8524

Principal Risks of Investing in the Contract

This section is intended to summarize the principal risks of investing in the contract. Additional risks and details regarding various risk and benefits of investing in the contract are described in relevant sections of the prospectus. The contract may be subject to additional risks other than those identified and described in the prospectus.

Risks Associated with Variable Investment Options

You bear the risk of any decline in your Contract Value resulting from the performance of Funds you have chosen. The Contract Value could decline significantly, and there is a risk of loss of the entire amount invested. This risk varies with each Fund. This risk could have a significant negative impact on certain benefits and guarantees under the contract. For more information about the risks of investing in a particular Fund, see that Fund’s prospectus. You should review the Fund prospectuses before making an investment decision.

Not a Short-Term Savings Vehicle

The contract is intended for retirement savings or other long-term investment purposes. It is not suitable as a short-term savings vehicle. This means if you plan to take withdrawals or surrender the contract for short-term needs, it may not be the right contract for you. Charges may be assessed on withdrawals and surrenders, which could be substantial. Early or excess withdrawals could substantially reduce or even terminate some of the benefits available under the contract. Please discuss your insurance needs and financial objectives with your financial professional.

Insurance Company Risk

No company other than AuguStar Life has any legal responsibility to pay amounts that we owe under the contract. The general obligations and any guaranteed benefits (including any fixed account) under the contract are supported by our general account and are subject to our claims paying ability. You should look solely to our financial strength for our claims-paying ability. We are subject to risks related to disasters and other events, such as storms, earthquakes, fires, outbreaks of infectious diseases, utility failures, terrorist acts, political and social developments, and military and governmental actions. We are also subject to risks resulting from information systems failures or cyberattack. These events could adversely affect us and our ability to conduct business and process transactions. Although we have business continuity plans, it is possible that the plans may not operate as intended or required and that we may not be able to provide required services, process transactions, deliver documents or calculate values. It is also possible that service levels may decline as a result of such events.

Possible Adverse Tax Consequences

The tax considerations associated with the contract vary and can be complicated. The tax considerations discussed in this prospectus are general in nature and describe only federal income tax law. Withdrawals from your contract are generally subject to ordinary income taxation on the amount of any investment gain unless the distribution qualifies as a non-taxable exchange or transfer. In addition, if you take a distribution prior to the taxpayer’s age 59½, you may be subject to an additional federal 10% tax in addition to ordinary income taxes on any gain. Tax law and rules may change which could affect contracts purchased before the change. Before making purchase payments or taking other action related to your contract, you should consult with a tax professional to determine the tax implications of an investment in, and payments received under, the contract.

Optional Benefits Risks

You may never need or use certain features provided by the contract. In that case, you may pay for a feature for which you never realize a benefit. Certain benefits are subject to conditions. If those conditions are not met, you may not realize a benefit from the contract. Withdrawals could significantly reduce or terminate your benefit under certain optional riders. Certain benefits also restrict the Funds you may choose. Amounts invested in accordance with those restrictions may earn a return that is less than the return you might have earned on those amounts in other Funds had you not been subject to any investment restrictions.

Some riders’ fees may be currently charged at less than their maximum amounts. We may increase these expenses up to the maximum amounts. We will provide prior written notice of when we will increase fees and supplement the prospectus as applicable.

Form 8524

Risk of Contract Termination

Your contract will terminate if your Contract Value is reduced to zero. Your Contract Value can become zero due to the assessment of contract or rider charges after you have taken partial withdrawals and/or due to poor market performance. If your Contract Value is reduced to zero, your contract will terminate unless you have purchased a rider that provides for continuation of benefits and you are in compliance with the rider’s terms for continuation. Please see the "Optional Guaranteed Principal Access ('GPA')," "Optional Guaranteed Minimum Income Benefit ('GMIB') Riders" and "Optional Guaranteed Lifetime Withdrawal Benefit ('GLWB') Riders" sections later in this prospectus for more information.

Form 8524

Benefits Available Under the Contract

The following tables summarize information about the benefits available under the contract. None of the optional benefits are currently available for purchase.

Basic Death Benefit (automatically included with the Contract)

NAME OF BENEFIT	PURPOSE	FEE	BRIEF DESCRIPTION OF RESTRICTIONS/LIMITATIONS
Basic Death Benefit	Guarantees a Death Benefit at least equal to the greatest of: (i) total Contract Value; (ii) net purchase payments less pro-rata withdrawals	No additional charge	Withdrawals could significantly reduce benefit

OPTIONAL DEATH BENEFITS AVAILABLE FOR A FEE

NAME OF BENEFIT	PURPOSE	ANNUAL FEE		BRIEF DESCRIPTION OF RESTRICTIONS/LIMITATIONS
Annual Stepped- Up Death Benefit	Guarantees a Death Benefit will be the greater of total purchase payments or the highest contract anniversary value	(as a % of benefit base)		● Withdrawals proportionately reduce the benefit, which could significantly reduce the benefit ● Stops accumulating at contract anniversary after annuitant’s 85th birthday
		Maximum	Current
		0.25%	0.25%
GMDBR80 Plus	Guarantees 6% annual rate of return on the Death Benefit	(as a % of benefit base)

● Withdrawals reduce the benefit; those in excess of 6% annually proportionately reduce the benefit, which could significantly reduce or terminate the benefit

● Stops accumulating at contract anniversary after annuitant’s 80th birthday

● Values allocated to a money market portfolio or the Fixed Accumulation Account may earn less than 6%

● Cannot exceed 2 times purchase payments, adjusted for withdrawals

		Maximum	Current
		0.30%	0.25%

Form 8524

NAME OF BENEFIT	PURPOSE	ANNUAL FEE		BRIEF DESCRIPTION OF RESTRICTIONS/LIMITATIONS
GMDBR85 Plus	Guarantees 6% annual rate of return on the Death Benefit	(as a % of benefit base)

● Withdrawals reduce the benefit; those in excess of 6% annually proportionately reduce the benefit, which could significantly reduce or terminate the benefit

● Stops accumulating at contract anniversary after annuitant’s 80th birthday

● Values allocated to a money market portfolio or the Fixed Accumulation Account may earn less than 6%

		Maximum	Current
		0.45%	0.45%
5% GMDBR80 Plus	Guarantees 5% annual rate of return on the Death Benefit	(as a % of benefit base)

● Withdrawals reduce the benefit; those in excess of 5% annually proportionately reduce the benefit, which could significantly reduce or terminate the benefit

● Stops accumulating at contract anniversary after annuitant’s 80th birthday

● Values allocated to a money market portfolio or the Fixed Accumulation Account may earn less than 5%

● Cannot exceed 2 times purchase payments, adjusted for withdrawals

		Maximum	Current
		0.45%	0.45%
5% GMDBR85 Plus	Guarantees 5% annual rate of return on the Death Benefit	(as a % of benefit base)

● Withdrawals reduce the benefit; those in excess of 5% annually proportionately reduce the benefit, which could significantly reduce or terminate the benefit

● Stops accumulating at contract anniversary after annuitant’s 85th birthday

● Values allocated to a money market portfolio or the Fixed Accumulation Account may earn less than 5%

		Maximum	Current
		0.70%	0.70%

Form 8524

NAME OF BENEFIT	PURPOSE	ANNUAL FEE		BRIEF DESCRIPTION OF RESTRICTIONS/LIMITATIONS
ARDBR	Guarantees a death benefit equal to the highest anniversary contract value, adjusted for withdrawals, prior to the Annuitant’s 85th birthday or purchase payments accumulated at 6% per year	(as a % of optional death benefit amounts)

● Withdrawals reduce the benefit; those in excess of 6% annually proportionately reduce the benefit, which could significantly reduce or terminate the benefit

● Sold only in conjunction with the GMIB Plus with Annual Reset Rider and may only be reset in connection with such rider

● Stops accumulating at the later of the contract anniversary following annuitant’s 85th birthday or 10 years after the last reset

● Values allocated to a money market portfolio or the Fixed Accumulation Account may earn less than 6%

		Maximum	Current
		0.60%	0.60%
ARDBR (2009)	Guarantees a death benefit equal to the highest anniversary contract value, adjusted for withdrawals, prior to the Annuitant’s 85th birthday or purchase payments accumulated at 5% per year	(as a % of optional death benefit amounts)

● Withdrawals reduce the benefit; those in excess of 5% annually proportionately reduce the benefit, which could significantly reduce or terminate the benefit

● Sold only in conjunction with the GMIB Plus with Annual Reset (2009) Rider and may only be reset in connection with such rider

● Stops accumulating at contract anniversary after annuitant’s 85th birthday

● Earnings Base may not exceed 15 times total net purchase payments less contract withdrawals.

● Values allocated to the Fixed Accumulation Account may earn less than 5%

		Maximum	Current
		1.40%	1.40%

Form 8524

NAME OF BENEFIT	PURPOSE	ANNUAL FEE		BRIEF DESCRIPTION OF RESTRICTIONS/LIMITATIONS
ARDBR II	Guarantees a death benefit equal to the highest anniversary contract value, adjusted for withdrawals, prior to the Annuitant’s 85th birthday or purchase payments accumulated at 6% per year	For issue ages through 74 (as a % of optional death benefit amounts)

● Withdrawals reduce the benefit; those in excess of 6% annually proportionately reduce the benefit, which could significantly reduce or terminate the benefit

● Sold only in conjunction with the GMIB Plus with Annual Reset II Rider and may only be reset in connection with such rider

● Stops accumulating at contract anniversary after annuitant’s 85th birthday

● Values allocated to a money market portfolio or the Fixed Accumulation Account may earn less than 6%

		Maximum	Current
		1.00%	1.00%
		For issue ages 75.78 (as a % of optional death benefit amounts)
		Maximum	Current
		1.15%	1.15%
Premium Protection (Single Life)	Guarantees a Death Benefit equal to your purchase payments	For issue ages through 70 (as a % of benefit base)

● Withdrawals reduce the benefit, which could significantly reduce or terminate the benefit

● Sold only in conjunction with certain GLWB (Single Life) riders

● We may limit additional purchase payments

		Maximum	Current
		0.10%	0.10%
		For issue ages 71-75 (as a % of benefit base)
		Maximum	Current
		0.25%	0.25%
Premium Protection (Joint Life)	Guarantees a Death Benefit equal to your purchase payments	For issue ages through 70 (as a % of benefit base)		● Withdrawals reduce the benefit, which could significantly reduce or terminate the benefit ● Sold only in conjunction with certain GLWB (Joint Life) riders ● We may limit additional purchase payments
		Maximum	Current
		0.10%	0.10%
		For issue ages 71-75 (as a % of benefit base)
		Maximum	Current
		0.25%	0.25%
Premium Protection Plus (Single Life)	Guarantees a Death Benefit equal to your purchase payments or the Contract Value on the 7th contract anniversary	(as a % of benefit base)

● Withdrawals in excess of an annual allowable amount reduce the benefit, which could significantly reduce or terminate the benefit

● Sold only in conjunction with certain GLWB (Single Life) riders

● We may limit additional purchase payments

		Maximum	Current
		0.90%	0.45%

Form 8524

NAME OF BENEFIT	PURPOSE	ANNUAL FEE		BRIEF DESCRIPTION OF RESTRICTIONS/LIMITATIONS
Premium Protection Plus (Joint Life)	Guarantees a Death Benefit equal to your purchase payments or the Contract Value on the 7th contract anniversary	(as a % of benefit base)

● Withdrawals in excess of an annual allowable amount reduce the benefit, which could significantly reduce or terminate the benefit

● Sold only in conjunction with certain GLWB (Joint Life) riders

● We may limit additional purchase payments

		Maximum	Current
		0.90%	0.45%
GEB

Pays an additional amount that is intended to help pay part of the income taxes due at the time of death of the annuitant (up to 25% of the lesser of (a) 2 times purchase payments less withdrawals or (b) Contract Value on date of death minus purchase payments and withdrawals)

		For issue ages through 70 (as a % of Contract Value)

● Withdrawals proportionately reduce the benefit, which could significantly reduce the benefit

● Benefit cannot exceed $1,000,000

● Purchase payments made within 6 months of the date of death will not be included in benefit

		Maximum	Current
		0.15%	0.15%
		For issue ages 71-75 (as a % of Contract Value)
		Maximum	Current
		0.30%	0.30%
GEB Plus

Pays an additional amount that is intended to help pay part of the income taxes due at the time of death of the annuitant (up to 40% of the lesser of (a) 2 ½ times purchase payments less withdrawals or (b) Contract Value on date of death minus purchase payments and withdrawals)

		For issue ages through 70 (as a % of Contract Value)

● Withdrawals proportionately reduce the benefit, which could significantly reduce the benefit

● Benefit cannot exceed $1,000,000

● Purchase payments made within 6 months of the date of death will not be included in benefit

		Maximum	Current
		0.30%	0.30%
		For issue ages 71-75 (as a % of Contract Value)
		Maximum	Current
		0.60%	0.60%

Form 8524

OPTIONAL LIVING BENEFITS AVAILABLE FOR A FEE

NAME OF BENEFIT	PURPOSE	ANNUAL FEE		BRIEF DESCRIPTION OF RESTRICTIONS/LIMITATIONS
GPP (2012)	Guarantees return of principal without annuitization on the 10th rider anniversary, with ability to reset the guaranteed amount under certain circumstances	Applied for on or after November 16, 2015 (as a percentage of average annual guaranteed principal amount)

● Withdrawals proportionately reduce the benefit, which could significantly reduce the benefit

● Purchase payments made after the first 6th months of the contract are not included

● We may limit additional purchase payments

● Subject to investment restrictions

		Maximum	Current
		1.30%	0.65%
		Applied for prior to November 16, 2015 (as a percentage of average annual guaranteed principal amount)
		Maximum	Current
		0.90%	0.45%
GPP	Guarantees return of principal without annuitization on the 10th rider anniversary, with ability to reset under certain circumstances	Applied for on or after May 15, 2009 (as a percentage of average annual guaranteed principal amount)

● Withdrawals proportionately reduce the benefit, which could significantly reduce the benefit.

● Purchase payments made after the first 6th months of the contract are not included

● We may limit additional purchase payments

● Subject to investment restrictions

		Maximum	Current
		0.55%	0.55%
		Applied for on or after October 9, 2006 and prior to May 15, 2009 (as a percentage of average annual guaranteed principal amount)
		Maximum	Current
		0.25%	0.25%
		Applied for prior to October 9, 2006 (as a percentage of average annual guaranteed principal amount)
		Maximum	Current
		0.20%	0.20%
GPA	Guarantees the ability to withdraw principal up to an annual limit over ten years, with the ability to reset under certain circumstances	For 7% GPA Rider (as a percentage of average annual Contract Value)

● Withdrawals in excess of the annual guaranteed amount will reduce the amount guaranteed for withdrawal in later years, which could significantly reduce the benefit.

● Purchase payments made after the first 6th months of the contract are not included

● Subject to investment restrictions

		Maximum	Current
		0.40%	0.40%
		For 8% GPA Rider (as a percentage of average annual Contract Value)
		Maximum	Current
		0.50%	0.50%

Form 8524

NAME OF BENEFIT	PURPOSE	ANNUAL FEE		BRIEF DESCRIPTION OF RESTRICTIONS/LIMITATIONS
GMIB	Provides guaranteed minimum lifetime fixed income in periodic annuity payments	(as a percentage of benefit base)

● Withdrawals reduce the benefit proportionately, which could significantly reduce or terminate the benefit

● Expires at the later of the anniversary prior to Annuitant’s 85th birthday or 10 years from purchase

● Earnings base will not accumulate after Annuitant’s 85th birthday

● Step-up base will not increase after Annuitant’s 80th birthday

● Cannot be exercised within 10 years of purchase

● Guaranteed income base does not provide a Contract Value

		Maximum	Current
		0.45%	0.45%
GMIB Plus	Provides guaranteed minimum lifetime fixed income in periodic annuity payments	(as a percentage of benefit base)

● Withdrawals reduce the step-up base proportionately and those in excess of the increase in the earnings base reduce the earnings base proportionately, which could significantly reduce or terminate the benefit

● Expires at the later of the anniversary prior to Annuitant’s 85th birthday or 10 years from purchase

● Earnings base will not accumulate, and step-up base will not increase, after Annuitant’s 85th birthday

● Cannot be exercised within 10 years of purchase

● Guaranteed income base does not provide a Contract Value

		Maximum	Current
		0.55%	0.55%

Form 8524

NAME OF BENEFIT	PURPOSE	ANNUAL FEE		BRIEF DESCRIPTION OF RESTRICTIONS/LIMITATIONS
GMIB Plus with Five Year Reset	Provides guaranteed minimum lifetime fixed income in periodic annuity payments with the ability to reset the guarantee base on each eligible fifth contract anniversary	(as a percentage of benefit base)

● Withdrawals reduce the step-up base proportionately and those in excess of the increase in the earnings base reduce the earnings base proportionately, which could significantly reduce or terminate the benefit

● Expires at the later of the anniversary prior to Annuitant’s 85th birthday or 10 years from purchase or last reset

● Earnings base will not accumulate, and step-up base will not increase, after Annuitant’s 85th birthday

● Cannot be exercised within 10 years of purchase or last reset

● Guaranteed income base does not provide a Contract Value

		Maximum	Current
		0.55%	0.55%
GMIB Plus with Annual Reset	Provides guaranteed minimum lifetime fixed income in periodic annuity payments with the ability to reset the guarantee base on each eligible contract anniversary	(as a percentage of benefit base)

● Withdrawals reduce the step-up base proportionately and those in excess of the increase in the earnings base reduce the earnings base proportionately, which could significantly reduce or terminate the benefit

● Expires at the later of the anniversary prior to Annuitant’s 85th birthday or 10 years from purchase or last reset

● Earnings base will not accumulate, and step-up base will not increase, after Annuitant’s 85th birthday

● Cannot be exercised within 10 years of purchase or last reset

● Guaranteed income base does not provide a Contract Value

		Maximum	Current
		0.70%	0.70%

Form 8524

NAME OF BENEFIT	PURPOSE	ANNUAL FEE		BRIEF DESCRIPTION OF RESTRICTIONS/LIMITATIONS
GMIB Plus with Five Year Reset II (investment restrictions)	Provides guaranteed minimum lifetime fixed income in periodic annuity payments with the ability to reset the guarantee base on each eligible fifth contract anniversary	(as a percentage of benefit base)

● Withdrawals reduce the step-up base proportionately and those in excess of the increase in the earnings base reduce the earnings base proportionately, which could significantly reduce or terminate the benefit

● Expires at the anniversary following Annuitant’s 90th birthday

● Earnings base will not accumulate, and step-up base will not increase, after the anniversary following Annuitant’s 85th birthday

● Cannot be exercised within 10 years of purchase or last reset

● Guaranteed income base does not provide a Contract Value

● Subject to investment restrictions

		Maximum	Current
		1.40%	1.40%
GMIB Plus with Five Year Reset II (no investment restrictions)	Provides guaranteed minimum lifetime fixed income in periodic annuity payments with the ability to reset the guarantee base on each eligible fifth contract anniversary	(as a percentage of benefit base)

● Withdrawals reduce the step-up base proportionately and those in excess of the increase in the earnings base reduce the earnings base proportionately, which could significantly reduce or terminate the benefit

● Expires at the anniversary following Annuitant’s 90th birthday

● Earnings base will not accumulate, and step-up base will not increase, after the anniversary following Annuitant’s 85th birthday

● Cannot be exercised within 10 years of purchase or last reset

● Guaranteed income base does not provide a Contract Value

		Maximum	Current
		1.55%	1.55%

Form 8524

NAME OF BENEFIT	PURPOSE	ANNUAL FEE		BRIEF DESCRIPTION OF RESTRICTIONS/LIMITATIONS
GMIB Plus with Annual Reset II (investment restrictions)	Provides guaranteed minimum lifetime fixed income in periodic annuity payments with the ability to reset the guarantee base on each eligible contract anniversary	(as a percentage of benefit base)

● Withdrawals reduce the step-up base proportionately and those in excess of the increase in the earnings base reduce the earnings base proportionately, which could significantly reduce or terminate the benefit

● Expires at the anniversary following Annuitant’s 90th birthday

● Earnings base will not accumulate, and step-up base will not increase, after the anniversary following Annuitant’s 85th birthday

● Cannot be exercised within 10 years of purchase or last reset

● Guaranteed income base does not provide a Contract Value

● Subject to investment restrictions

		Maximum	Current
		1.50%	1.50%
GMIB Plus with Annual Reset II (no investment restrictions)	Provides guaranteed minimum lifetime fixed income in periodic annuity payments with the ability to reset the guarantee base on each eligible contract anniversary	(as a percentage of benefit base)

● Withdrawals reduce the step-up base proportionately and those in excess of the increase in the earnings base reduce the earnings base proportionately, which could significantly reduce or terminate the benefit

● Expires at the anniversary following Annuitant’s 90th birthday

● Earnings base will not accumulate, and step-up base will not increase, after the anniversary following Annuitant’s 85th birthday

● Cannot be exercised within 10 years of purchase last reset

● Guaranteed income base does not provide a Contract Value

		Maximum	Current
		1.65%	1.65%

Form 8524

NAME OF BENEFIT	PURPOSE	ANNUAL FEE		BRIEF DESCRIPTION OF RESTRICTIONS/LIMITATIONS
GMIB Plus with Annual Reset (2009)	Provides guaranteed minimum lifetime fixed income in monthly annuity payments with the ability to reset the guarantee base on each contract anniversary.	(as a percentage of benefit base)

● Withdrawals reduce the step-up base proportionately and those in excess of the increase in the earnings base reduce the earnings base proportionately, which could significantly reduce or terminate the benefit

● Expires at the anniversary after Annuitant’s 90th birthday

● Earnings base limited to 15 times purchase payments, adjusted for withdrawals

● Earnings base will not accumulate, and step-up base will not increase, after the anniversary following Annuitant’s 85th birthday

● Cannot be exercised within 10 years of purchase or last reset

● Guaranteed income base does not provide a Contract Value

● Values allocated to the Fixed Accumulation Account may earn less than the guaranteed earnings rate

● Subject to investment restrictions

		Maximum	Current
		1.50%	1.50%
GLWB Plus	Provides a guaranteed level of withdrawals in each contract year beginning when the annuitant is 59½ for the lifetime of the annuitant	Applied for on or after May 1, 2013 (as a percentage of benefit base

● Withdrawals in excess of an annual allowable amount reduce the benefit, which could significantly reduce or terminate the benefit

● Annual credit to benefit base subject to limitations

● We may limit additional purchase payments

● Subject to investment restrictions

		Maximum	Current
		2.00%	1.05%
		Applied for prior to May 1, 2013 (as a percentage of benefit base)
		Maximum	Current
		2.00%	0.95%

Form 8524

NAME OF BENEFIT	PURPOSE	ANNUAL FEE		BRIEF DESCRIPTION OF RESTRICTIONS/LIMITATIONS
Joint GLWB Plus	Provides a guaranteed level of withdrawals in each contract year beginning when the youngest spouse is 59½ for the lifetime of the annuitant and the surviving spouse	Applied for on or after May 1, 2013 (as a percentage of benefit base

● Withdrawals in excess of an annual allowable amount reduce the benefit, which could significantly reduce or terminate the benefit

● Annual credit to benefit base subject to limitations

● We may limit additional purchase payments

● Cannot replace a covered spouse

● Subject to investment restrictions

		Maximum	Current
		2.50%	1.35%
		Applied for prior to May 1, 2013 (as a percentage of benefit base)
		Maximum	Current
		2.50%	1.25%
GLWB (2012)	Provides a guaranteed level of withdrawals in each contract year beginning when the annuitant is 59½ for the lifetime of the annuitant	(as a percentage of benefit base)

● Withdrawals in excess of an annual allowable amount reduce the benefit, which could significantly reduce or terminate the benefit

● Annual credit to benefit base subject to limitations

● We may limit additional purchase payments

● Subject to investment restrictions

		Maximum	Current
		2.10%	1.05%
Joint GLWB (2012)	Provides a guaranteed level of withdrawals in each contract year beginning when the annuitant is 59½ for the lifetime of the annuitant and the surviving spouse	(as a percentage of benefit base)

● Withdrawals in excess of an annual allowable amount reduce the benefit, which could significantly reduce or terminate the benefit

● Annual credit to benefit base subject to limitations

● We may limit additional purchase payments

● Cannot replace a covered spouse

● Subject to investment restrictions

		Maximum	Current
		2.70%	1.35%
GLWB	Provides a guaranteed level of withdrawals in each contract year beginning when the annuitant is 59½ for the lifetime of the annuitant	(as a percentage of benefit base)

● Withdrawals in excess of an annual allowable amount reduce the benefit, which could significantly reduce or terminate the benefit

● Annual credit to benefit base subject to limitations

● We may limit additional purchase payments

● Subject to investment restrictions

		Maximum	Current
		2.00%	0.95%

Form 8524

NAME OF BENEFIT	PURPOSE	ANNUAL FEE		BRIEF DESCRIPTION OF RESTRICTIONS/LIMITATIONS
Joint GLWB	Provides a guaranteed level of withdrawals in each contract year beginning when the annuitant is 59½ for the lifetime of the annuitant and the surviving spouse	(as a percentage of benefit base)

● Withdrawals in excess of an annual allowable amount reduce the benefit, which could significantly reduce or terminate the benefit

● Annual credit to benefit base subject to limitations

● We may limit additional purchase payments

● Cannot replace a covered spouse

● Subject to investment restrictions

		Maximum	Current
		2.00%	1.05%

Certain optional benefits are mutually exclusive. The following shows which riders you may not have at the same time:

If you have this rider	you cannot have this rider
GPP or GPP (2012)	GPA or any GLWB
GPA	GPP, any GMIB, or any GLWB
One of the GMDB riders	Any other GMDB rider
Annual stepped-up death benefit	Any ARDBR
One of the GMIB riders	Any GMIB, GLWB or GPA
GLWB or Joint GLWB riders	Any other rider except the annual stepped up death benefit
GLWB (2011) or Joint GLWB (2011)	Any other rider except the annual stepped-up death benefit, Premium Protection, or Premium Protection Plus
GLWB (2012) or Joint GLWB (2012)	Any other rider except the annual stepped-up death benefit, Premium Protection, Premium Protection Plus, or deferral credit with age requirement
GLWB Plus or Joint GLWB Plus	Any other rider except the annual stepped-up death benefit, Premium Protection, Premium Protection Plus, deferral credit without age requirements or 8 year GPP with GLWB

OTHER OPTIONAL BENEFITS INCLUDED WITH ALL CONTRACTS AT NO ADDITIONAL COST

NAME OF BENEFIT	PURPOSE	FEE	BRIEF DESCRIPTION OF RESTRICTIONS/LIMITATIONS
Portfolio Rebalancing	Automatically rebalances your Contract Value at specified intervals to maintain the percentage allocated to each of two or more designated Funds at a pre- set level	None	● Cannot be used with a dollar cost averaging program

Form 8524

NAME OF BENEFIT	PURPOSE	FEE	BRIEF DESCRIPTION OF RESTRICTIONS/LIMITATIONS
Dollar Cost Averaging	Automatically transfers a specific amount of money from the Fixed Accumulation Account or the Funds to any of the other subaccounts at set intervals	None

● Only available for contracts with at least $3,600 of Contract Value

● Each transfer must be at least $300

● Must schedule at least 12 transfers if from a Fund and 3 transfers if from the Fixed Accumulation Account

● Cannot be used with portfolio rebalancing

● We may discontinue the program to contracts that are not currently enrolled

● Subject to limitations with certain optional riders

Enhanced DCA Account	Automatically transfers amounts to the Funds you choose in specified monthly increments and pays you interest on amounts remaining in the account	None	● Only available for purchase payments of at least $3,600 ● Must be transferred within specified periods of time ● We may discontinue providing upon prior written notice
Nursing Facility Confinement Benefit	Allows you to withdraw Contract Value without a surrender charge when certain qualifying events occur	None

● Only available if the contract was issued prior to the annuitant’s 80th birthday for contracts generally applied for before October 2006; generally for contracts applied for after October 2006, the annuitant's 80th birthday

● Must meet certain conditions to qualify (such as confinement for a certain period of time)

Form 8524

AuguStarSM Life Insurance Company

AuguStar Life was organized under the laws of Ohio on September 9, 1909, as The Ohio National Life Insurance Company, and in 2023 changed its name to AuguStarSM Life Insurance Company. We write life, accident and health insurance and annuities in 49 states, the District of Columbia and Puerto Rico. Our home office is located at One Financial Way, Montgomery, Ohio 45242. We are a stock life insurance company owned by Constellation Insurance, Inc., which is wholly-owned by Constellation Insurance Holdings, Inc. Currently, Constellation Insurance, Inc., has assets of approximately $35.3 billion and equity of approximately $1.7 billion.

AuguStar Life and/or its affiliates may pay certain retail broker-dealers additional compensation or reimbursement for their efforts in selling our variable contracts. Reimbursements and additional compensation are paid for the purpose of, among other things, training the broker-dealers’ registered representatives regarding the procedures for submitting business to us, internally marketing our products to their registered representatives, educating registered representatives about the benefits and options available under the variable contracts and about the benefits of variable contracts generally. These additional amounts are paid from our profits, not deducted from the contract owners’ purchase payments.

Additionally, we may compensate some broker-dealers more than others for the sale of our products. This differential compensation may be based on several factors including, but not limited to, the size of the selling broker-dealer, the amount of previous business generated by the broker-dealer and the length of time AuguStar Life has contracted with the broker-dealer for the distribution of our contracts. As with reimbursements, these payments are not deducted from contract owners’ purchase payments.

From time to time, AuguStar Life and/or its affiliates may also provide non-cash or cash compensation to certain financial institutions or their registered representatives in the form of occasional gifts, meals, tickets to events, educational conference support, special recognition support or other forms of non-cash and cash compensation as may be permitted by certain regulations applicable to broker-dealers.

We may credit additional amounts under our contracts for contracts sold to registered representatives (and their immediate families) of broker-dealers that have (i) a selling agreement with us and our principal underwriter to sell the contracts and (ii) approved the payment of the additional amount to their registered representatives. There will be no commissions paid on the sale of these contracts.

With the increased use of technologies such as the Internet, our business is potentially susceptible to operational, information security, and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events, which may include, theft, misuse, corruption or destruction of data, denial of service attacks on websites, and other operational disruptions to name a few. Cyber incidents can affect us, the underlying Funds, intermediaries, and other affiliated or third party service providers whose operations may impact your contract. While we have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. There can be no assurance that we, the Funds or our service providers will avoid losses affecting your contract due to cyber-attacks or information security breaches in the future.

AuguStarSM Variable Account A

We established VAA on August 1, 1969 as a separate account for funding variable annuity contracts. Purchase payments for the variable annuity contracts are allocated to one or more subaccounts of VAA. Currently your allocation of Contract Value may be to no more than 18 of the available subaccounts. We reserve the right to limit your allocation of Contract Value to no more than 10 of the available subaccounts. You assume all of the investment risk for Contract Value allocated to the subaccounts. You may be subject to additional restrictions on allocations if you purchase certain optional riders. Please see “Investment Restrictions for Certain Optional Riders” for more information.

Income, gains and losses, whether or not realized, from assets allocated to VAA are credited to or charged against VAA without regard to our other income, gains or losses. The assets maintained in VAA will not be charged with any liabilities arising out of any of our other business. Nevertheless, all obligations arising under the contracts, including the commitment to make annuity payments, are our general corporate obligations. Accordingly, all our assets are available to meet our obligations under the contracts. Unlike assets in VAA or other separate accounts we have established, all of our other assets may be charged with any liabilities arising out of any of our other business.

Any guarantees under the contract that exceed your Contract Value, such as those associated with the guaranteed benefit rider options or the death benefit rider options, are paid from our general account (not the separate account). Therefore,

Form 8524

any amounts that we may pay under the contract in excess of Contract Value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. In the event of an insolvency or receivership, payments we make from our general account to satisfy claims under the contract would generally receive the same priority as our other policy holder obligations.

We reserve the right, within the law, to make additions, deletions and substitutions for the subaccounts and the portfolios available in the VAA. We may substitute shares of other portfolios for shares already purchased, or to be purchased in the future, under the contract. This substitution might occur if shares of one or more of the portfolios should become inappropriate for purposes of the contract, in the judgment of our management. The new portfolio may have higher fees and charges than the existing portfolio and not all portfolios may be available to all classes of contracts. No substitution or deletion will be made to the contract without prior notice to you and before any necessary orders of the SEC in accordance with the 1940 Act, and your prior approval if required by law.

We also reserve the right to establish additional subaccounts, each of which would invest in shares of an investment company, with a specified investment objective. We may also eliminate one or more subaccounts if, in our sole discretion, marketing, tax or investment conditions warrant. We will not eliminate a subaccount without prior notice to you and before any necessary order of the SEC, and your prior approval if required by law. Not all subaccounts may be available to all classes of contracts.

If permitted by law, and with your prior approval if required by law, we may create new separate accounts; deregister the VAA under the 1940 Act in the event such registration is no longer required; manage the VAA under the direction of committee; or combine the VAA with one of our other separate accounts. Further, to the extent permitted by applicable law, we may transfer the assets of the VAA to another separate account.

VAA is registered as a unit investment trust under the Investment Company Act of 1940. The assets of the subaccounts of VAA are invested at net asset value in Fund shares. Values of other contracts not offered through this prospectus are also allocated to VAA, including some subaccounts that are not available for these contracts.

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Investment Options

You may allocate your Contract Values to Funds or the Fixed Accumulation Account as described below. If you purchase certain optional riders, you may be subject to restrictions on allocations. Please see “Investment Restrictions for Certain Optional Riders” below.

Fixed Accumulation Account

The Fixed Accumulation Account guarantees a fixed return for a specified period of time and guarantees the principal against loss. We may also refer to the Fixed Accumulation Account as the Fixed Account. For any new contract sales that may occur, we reserve the right to not offer the Fixed Accumulation Account to new contracts. The Fixed Accumulation Account is not registered as an investment company. Interests in it are not subject to the provisions or restrictions of federal securities laws.The staff of the Securities and Exchange Commission has not reviewed disclosures regarding it. We invest our general assets at our discretion as allowed by Ohio law.

The Fixed Accumulation Account is a subset of our general account. The general account consists of all of our general assets other than those allocated to a separate account. If the Fixed Accumulation Account is available on your contract, you may allocate purchase payments and Contract Value between the Fixed Accumulation Account and the Funds, subject to certain restrictions described below.

The amount of investment income allocated to the contracts varies from year to year at our sole discretion. However, we guarantee that we will credit interest at a rate of not less than the minimum rate required by the applicable non-forfeiture law in the state where your contract was issued to Contract Values allocated to the Fixed Accumulation Account. We may credit interest at a rate in excess of the guaranteed minimum interest rate allowed by state law, but any such excess interest credit will be in our sole discretion.

We guarantee that, before annuity payments begin, the value of a contract in the Fixed Accumulation Account will never be less than:

●	the amount of purchase payments allocated to, and transfers into, the Fixed Accumulation Account, plus

●	interest credited at a rate declared by us for each year compounded annually, plus

●	any additional excess interest we may credit to guaranteed values, minus

●	any withdrawals and transfers from the guaranteed values, minus

●	any surrender charge on withdrawals, state premium taxes, transfer fees, and the portion of the $30 annual contract administration charge allocable to the Fixed Accumulation Account.

No deductions are made from the Fixed Accumulation Account for Account Expense Charges or Mortality and Expense Risk Charges. Insurance risk charges for optional benefit riders are taken pro rata from the Fixed Accumulation Account, where permissible by applicable state law, and variable subaccounts.

Other than pursuant to a DCA (scheduled transfer) or portfolio rebalancing program, we may restrict transfers of your Fixed Accumulation Account value during a contract year to not more than 20% of that value as of the beginning of a contract year (or $1,000, if greater). As provided by state law, we may defer the payment of amounts to be withdrawn from the Fixed Accumulation Account for up to six months from the date we receive your written request for withdrawal.

The Funds

The Funds are mutual funds registered under the Investment Company Act 1940. Fund shares are sold only to insurance company separate accounts to fund variable annuity contracts and variable life insurance policies and, in some cases, to qualified plans. The value of each Fund’s investments fluctuates daily and is subject to the risk that Fund management may not anticipate or make changes necessary in the investments to meet changes in economic conditions.

Information regarding each Fund, including (i) its name, (ii) its type (e.g., money market fund, bond fund, balanced fund, etc.), (iii) its investment adviser and any sub-investment adviser, (iv) current expenses, and (v) performance is available in Appendix A to this prospectus. Each Fund has issued a prospectus that contains more detailed information about it. Read the Fund prospectuses carefully before investing. They may contain information about other funds that are not available as investment options for these contracts. You cannot be sure that any Fund will achieve its stated objectives and policies. For a free copy of the Fund prospectuses, call 888.925.6446.

The Funds receive investment advice from their investment advisers. The Funds pay each of the investment advisers a fee as shown in the prospectus for each Fund. In some cases, the investment adviser pays part of its fee to a subadviser.

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AuguStar Life and our affiliates may receive payments from the underlying Funds, their advisers, subadvisers, distributors, or affiliates thereof, in connection with certain administrative, marketing and other support services provided by us and expenses incurred in offering and selling our variable annuity products. While only certain types of payments are made in connection with your particular contract, all such payments may influence decisions made by AuguStar Life and our affiliates regarding products we offer, including your contract.

AuguStar Life receives Rule 12b-1 fees which compensate our affiliate, AuguStar Distributors, Inc. for distribution and administrative services (including recordkeeping services and mailing prospectuses and reports to contract owners invested in the Portfolios). These fees are paid by the underlying Portfolio out of each Portfolio’s assets and are therefore borne by contract owners. We also receive “revenue sharing” payments from advisers of the underlying Portfolios or their affiliates (not the Portfolios), which compensate us for administrative services. The maximum combined 12b-1 fees and revenue sharing payments we receive with respect to a Portfolio are equal to an annual rate of 0.55% of the average assets allocated to the Portfolio under the contract.

Some of the Funds are structured as a “Fund of Funds.” A Fund of Funds is a mutual fund that invests primarily in a portfolio of other mutual funds. Because a Fund of Funds invests in other mutual funds rather than individual securities, the Fund of Funds bears a proportionate share of expenses charged by the underlying funds in which it invests. Therefore, a Fund of Funds may have higher expenses than direct investments in the underlying Funds. You should read the Fund prospectuses carefully for more information.

Periodically some of the Funds may be closed to future allocation of purchase payments. This may be at the request of the Fund or based on a decision made by us. Advance written notice will be given to contract owners prior to any such closure.

The investment policies, objectives and/or names of some of the Funds may be similar to those of other investment companies managed by the same investment adviser or subadviser. However, similar funds often do not have comparable investment performance. The investment results of the Funds may be higher or lower than those of the other funds.

We reserve the right, within the law, to make additions, deletions and substitutions for the subaccounts and the portfolios available in the VAA. We may substitute shares of other portfolios for shares already purchased, or to be purchased in the future, under the contract. This substitution might occur if shares of one or more of the portfolios should become inappropriate for purposes of the contract, in the judgment of our management. The new portfolio may have higher fees and charges than the existing portfolio and not all portfolios may be available to all classes of contracts. No substitution or deletion will be made to the contract without prior notice to you and before any necessary orders of the SEC in accordance with the 1940 Act, and your prior approval if required by law.

We also reserve the right to establish additional subaccounts, each of which would invest in shares of an investment company, with a specified investment objective. We may also eliminate one of more subaccounts if, in our sole discretion, marketing, tax or investment conditions warrant. We will not eliminate a subaccount without prior notice to you and before any necessary order of the SEC, and your prior approval if required by law. Not all subaccounts may be available to all classes of contracts.

If permitted by law, and with your prior approval if required by law, we may create new separate accounts; deregister the VAA under the 1940 Act in the event such registration is no longer required; manage the VAA under the direction of committee; or combine the VAA with one of our other separate accounts. Further, to the extent permitted by applicable law, we may transfer the assets of the VAA to another separate account.

Investment Restrictions for Certain Optional Riders

Certain riders available with this contract require you to allocate your purchase payments and Contract Value in accordance with restrictions described in this section. For more information on a particular rider, please see the rider description later in this prospectus. See Appendix A for the investment options available with each rider with investment restrictions.

Certain GLWB riders and GPP (2012)

Beginning May 1, 2017, for any GLWB or GPP (2012) riders applied for on or after May 1, 2013, your purchase payments and Contract Value must be allocated to the investment options in the Categories listed in Appendix A and in accordance with the restrictions specified below. The revised investment restrictions will apply to new purchases of one of these riders, future purchase payments and transfer requests. If you purchased one of these riders prior to May 1, 2017 and

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you do not make any additional purchase payments or transfer requests after the change in investment restrictions, the revised investment restrictions will not apply to you. The Fixed Accumulation Account is not an available investment option with any GLWB or GPP (2012) riders applied for on or after May 1, 2013. Your purchase payments and Contract Value must be allocated in compliance with the following restrictions:

(1)

at least 25% must be allocated to investment options included in Category 1; provided, however, that you may not allocate more than 50% of your total purchase payments or Contract Value to any one investment option within Category 1; and

(2)

no more than 75% may be allocated to investment options included in Category 2; provided, however, that you may not allocate more than 25% of your total purchase payments or Contract Value to any one investment option within Category 2.

Beginning March 3, 2017, if you applied for the GLWB Plus, Joint GLWB Plus or GPP (2012) before October 1, 2012, your purchase payments and Contract Value must be allocated to the investment options in the Categories listed in Appendix A and in accordance with the restrictions specified below. The revised investment restrictions will apply to future purchase payments and transfer requests. If you do not make any additional purchase payments or transfer requests after the change in investment restrictions, the revised investment restrictions will not apply to you. The Fixed Accumulation Account is not an available investment option with the GLWB Plus, Joint GLWB Plus or GPP (2012) applied for before October 1, 2012. Your purchase payments and Contract Value must be allocated in compliance with the following restrictions:

(1)	at least 50% must be allocated to investment options included in Category 1; and

(2)	no more than 50% may be allocated to investment options included in Category 2.

GLWB (2012) and GLWB

Beginning March 3, 2017, if you selected the GLWB (2012), Joint GLWB (2012), GLWB or Joint GLWB, your purchase payments and Contract Value must be allocated to the investment options in the Categories listed in Appendix A and in accordance with the restrictions specified below. The revised investment restrictions will apply to future purchase payments and transfer requests. If you do not make any additional purchase payments or transfer requests after the change in investment restrictions, the new investment restrictions will not apply to you. The Fixed Accumulation Account is not an available investment option with the GLWB (2012), Joint GLWB (2012), GLWB or Joint GLWB. Your purchase payments and Contract Value must be allocated in compliance with (1) or (2) specified below:

(1)	100% must be allocated to one of the following portfolios: AVIP Moderately Conservative Model Portfolio, AVIP Balanced Model Portfolio or AVIP Moderate Growth Model Portfolio.

or

(2)	(a) at least 30% must, but no more than 60% may, be allocated to investment options included in Category 1;

(b)	no more than 70% may be allocated to investment options included in Category 2;

(c)	no more than 25% may be allocated to investment options included in Category 3; and

(d)	no more than 15% may be allocated to investment options included in Category 4.

GMIB Plus with Annual Reset (2009)

Beginning March 3, 2017, if you selected the GMIB Plus with Annual Reset (2009), your purchase payments and Contract Value must be allocated to the investment options in the Categories listed in Appendix A and in accordance with the restrictions specified below. The revised investment restrictions will apply to future purchase payments and transfer requests. If you do not make any additional purchase payments or transfer requests after the change in investment restrictions, the revised investment restrictions will not apply to you.

(1)	Some or all of your purchase payments or Contract Value may be allocated to the Fixed Accumulation Account. See “Fixed Accumulation Account” for more details about the Fixed Accumulation Account.

(2)	Any portion of your purchase payments or Contract Value that is not allocated to the Fixed Accumulation Account must be allocated in compliance with either (a) or (b):

(a)	100% must be allocated to one of the following portfolios: AVIP Moderately Conservative Model Portfolio, AVIP Balanced Model Portfolio or AVIP Moderate Growth Model Portfolio.

or

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(b)	(i) at least 30% must, but no more than 60% may, be allocated to investment options included in Category 1;

(ii)	no more than 70% may be allocated to investment options included in Category 2;

(iii)	no more than 25% may be allocated to investment options included in Category 3; and

(iv)	no more than 15% may be allocated to investment options included in Category 4.

GMIB Plus with Annual Reset II and GMIB Plus with Five Year Reset II

Beginning March 3, 2017, if you selected the GMIB Plus with Annual Reset II or GMIB Plus with Five Year Reset II rider and elected investment restrictions, your purchase payments and Contract Value must be allocated to the investment options in the Categories listed in Appendix A and in accordance with the restrictions specified below. The revised investment restrictions will apply to future purchase payments and transfer requests. If you do not make any additional purchase payments or transfer requests after the change in investment restrictions, the revised investment restrictions will not apply to you.

(1)	Some or all of your purchase payments or Contract Value may be allocated to the Fixed Accumulation Account. See “Fixed Accumulation Account” for more details.

(2)	Any portion of your purchase payments or Contract Value that is not allocated to the Fixed Accumulation Account must be allocated in compliance with either (a) or (b):

(a)

100% must be allocated to one of the following portfolios: AVIP Moderately Conservative Model Portfolio, AVIP Balanced Model Portfolio, AVIP Moderate Growth Model Portfolio or AVIP Growth Model Portfolio.

or

(b)	(i) at least 20% must be allocated to investment options included in Category 1;

(ii)	no more than 80% may be allocated to investment options included in Category 2;

(iii)	no more than 25% may be allocated to investment options included in Category 3; and

(iv)	no more than 15% may be allocated to investment options included in Category 4.

Additional information

With the GMIB Plus with Annual Reset (2009), you may allocate purchase payments to the Fixed Accumulation Account as part of a dollar-cost averaging (“DCA”) program, including the Enhanced DCA, and transfer amounts out of the dollar cost averaging account (“DCA Account”) in accordance with the restrictions described above. With the GPP (2012) or any GLWB, you may allocate purchase payments to the Enhanced DCA account as part of a DCA program and transfer amounts out of the Enhanced DCA account in accordance with the restrictions. You may not establish a DCA program with scheduled transfers from a Fund and comply with these restrictions. See “Scheduled Transfers (Dollar Cost Averaging)” for more details about dollar cost averaging.

Strategies of Certain Funds. As described above and in Appendix A, if you have any GLWB Plus or GPP (2012) rider, you may only allocate your purchase payments and Contract Value to a limited subset of the investment options that are available under the contract if you did not have one of these riders. The Funds available with these riders, including certain that are advised by an affiliate of ours, employ risk management strategies that are intended to manage the Fund’s volatility or reduce downside exposure of the Fund during significant market downturns. During rising markets, these strategies may result in your Contract Value rising less than would have been the case if you had been invested in a Fund without these risk management strategies. If you allocate your Contract Value to these Funds, your Contract Value may, however, decrease less in a declining market than would have been the case if you had been invested in Funds without these strategies.

Limiting downside exposure and reducing volatility of these Funds may have the effect of mitigating the financial risks to which we are subjected by providing the guaranteed benefits under the riders. If these strategies are successful in limiting downside exposure and reducing volatility, we expect to benefit from a reduction of the risks arising from our guarantee obligations, to reduce our costs to purchase hedge investments to manage the risks of our guarantee obligations, and to reduce our regulatory capital requirements associated with our guarantee obligations. Our interest in reducing loss and the volatility of Contract Values may be deemed to present a potential conflict of interest with respect to the interest of contract owners. Additionally, these risk management strategies may also suppress the value of your guaranteed rider benefit that is eligible for periodic benefit step-ups or resets because your benefit base is available for step-ups or resets only when your Contract Value is higher than your benefit base.

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These Funds are also available investment options under the contract with other riders or without any riders. For more information about the Funds and the investment strategies they employ, please refer to the Funds' current prospectuses. For a free copy of the Fund prospectuses, call 888.925.6446.

Transfers. Any transfer request or change in allocation or rebalance instructions must comply with the applicable investment restrictions. Any transfer request from one Category to another must result in an allocation that continues to meet the investment restrictions. If you make a transfer within a Category, you will still be deemed to have met the investment restrictions, even if your Contract Value has increased beyond the percentage limit. Please note that a transfer request will not update your purchase payment allocation or rebalance instructions. You must provide us separate instructions to change your purchase payment allocation or rebalance instructions.

Classifications. We have classified investment options into the Categories in Appendix A based on the fund’s characteristics and our determination of their risk. If a new investment choice is added to your contract, we will determine which of the Categories, if any, it will be placed in. We may reassess our determination of risk based on characteristics such as investment objective, strategy or holdings and may change the classification of any investment option in the individual Categories with advance written notice to you. We may limit the availability of any asset allocation Model Portfolio or any investment option under the riders. We may apply any changes to future purchase payments and transfer requests. If an existing investment option becomes unavailable for the allocation of future purchase payments and you wish to make additional purchase payments, you will need to provide us updated allocation instructions that comply with the restrictions described above in this section. If a change in classification applies to future transfer requests, any transfer request you make must comply with the new investment restrictions. If you do not make any additional purchase payments or transfer requests after a change in classification, the new investment restrictions will not apply to you. If you fail to provide us with new instructions as described and your allocation of purchase payments or Contract Value violates the investment restrictions, your rider will be terminated.

Rebalancing. If you are required to or choose to allocate your purchase payments to individual investment options described in this section and Appendix A, you must provide us with rebalance allocation instructions that comply with the Fund Category and percentage limitations described for your rider. On each three-month anniversary of the date the applicable rider was added, we will rebalance your Contract Value in accordance with your rebalance instructions.

Termination. You will not violate the investment restrictions simply because your Contract Value in the Categories increases or decreases above or below the specified limits. You will violate the investment restrictions if you allocate purchase payments or Contract Value in a manner not specified above.

●

If you have purchased the GMIB Plus with Annual Reset (2009), your rider will be terminated if you violate the restrictions. Furthermore, if you have also purchased the ARDBR (2009), it will be terminated.

●	If you have purchased the GMIB Plus with Five Year Reset II and chosen investment restrictions, your rider will be terminated if you violate the restrictions.

●

If you have purchased the GMIB Plus with Annual Reset II and chosen investment restrictions, your rider will be terminated if you violate the restrictions. Furthermore, if you have also purchased the ARDBR II, it will be terminated.

●	If you have purchased the GLWB or Joint GLWB, your rider will be terminated if you violate the restrictions.

●

If you have purchased the GLWB (2012) or GLWB Plus, your rider will be terminated if you violate the restrictions. Furthermore if you have purchased the Premium Protection death benefit rider, Premium Protection Plus death benefit rider, either deferral credit rider or the 8-year guaranteed principal protection rider, it will also be terminated.

●

If you have purchased the Joint GLWB (2012) or Joint GLWB Plus, your rider will be terminated if you violate the restrictions. Furthermore if you have purchased the Joint Premium Protection death benefit rider, Joint Premium Protection Plus death benefit rider, either deferral credit rider or the 8-year guaranteed principal protection rider, it will also be terminated.

●	If you have purchased the GPP (2012), your rider will be terminated if you violate the restrictions.

If one of these riders is terminated, a prorated annual rider charge will apply. Please see "Optional Death Benefit Riders," "Optional Guaranteed Minimum Income Benefit (GMIB) Riders," "Optional Guaranteed Lifetime Withdrawal Benefit ('GLWB') Riders" and "Optional Guaranteed Principal Protection ('GPP')" for details.

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Mixed and Shared Funding

In addition to being offered to VAA, certain Fund shares are offered to our other separate accounts for variable annuity contracts and a separate account of AuguStar Life Assurance Corporation for variable life insurance contracts. Fund shares may also be offered to other insurance company separate accounts and qualified plans. It is conceivable that in the future it may become disadvantageous for one or more of variable life and variable annuity separate accounts, or separate accounts of other life insurance companies, and qualified plans to invest in Fund shares. Although neither we nor any of the Funds currently foresee any such disadvantage, the Board of Directors or Trustees of each Fund will monitor events to identify any material conflict among different types of owners and to determine if any action should be taken. That could possibly include the withdrawal of VAA’s participation in a Fund. Material conflicts could result from such things as:

●	changes in state insurance law;

●	changes in federal income tax law;

●	changes in the investment management of any Fund; or

●	differences in voting instructions given by different types of owners.

Voting Rights

We will vote Fund shares held in VAA at Fund shareholders meetings in accordance with voting instructions received from contract owners. We will determine the number of Fund shares for which you are entitled to give instructions as described below. This determination will be within 90 days before the shareholders meeting. Proxy material and forms for giving voting instructions will be distributed to each owner. We will vote Fund shares held in VAA, for which no timely instructions are received, in proportion to the instructions that we do receive. There is no minimum number of contract owners required to form a quorum. As a result, a small number of contract owners may determine the outcome of a vote submitted to the Fund by VAA.

Until annuity payments begin, the number of Fund shares for which you may instruct us is determined by dividing your Contract Value in each Fund by the net asset value of a share of that Fund as of the same date. After annuity payments begin, the number of Fund shares for which you may instruct us is determined by dividing the actuarial liability for your variable annuity by the net asset value of a Fund share as of the same date. Generally, the number of shares tends to decrease as annuity payments progress.

Changes in Your Contract

Changes in Applicable Law

We reserve the right to change your contract without your consent in order to comply with any laws and regulations that apply, including but not limited to, changes in the Internal Revenue Code, Treasury Regulations or in published rulings of the Internal Revenue Service and in Department of Labor regulations.

Any change in your contract must be in writing and made by the President, a Vice President or the Secretary of AuguStar Life. We will provide you written notice of any contract change and amend this prospectus as applicable. We may enforce our reservation of rights under this contract in response to our experience or determination of risk

Risk of Increase in Current Fees and Expenses

Some riders’ fees may be currently charged at less than their maximum amounts. We may increase these expenses up to the maximum amounts. We will provide prior written notice of when we will increase fees and amend the prospectus as applicable.

Risk of Contract Termination

Your contract will terminate if your Contract Value is reduced to zero. Your Contract Value can become zero due to the assessment of contract or rider charges after you have taken partial withdrawals and/or due to poor market performance. If your Contract Value is reduced to zero, your contract will terminate unless you have purchased a rider that provides for continuation of benefits and you are in compliance with the rider’s terms for continuation. Please see the "Optional Guaranteed Principal Access ('GPA')," "Optional Guaranteed Minimum Income Benefit ('GMIB') Riders" and "Optional Guaranteed Lifetime Withdrawal Benefit ('GLWB') Riders" sections later in this prospectus for more information.

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Distribution of Variable Annuity Contracts

The variable annuity contracts are sold by our insurance agents who are also registered representatives of broker-dealers that have entered into distribution agreements with AuguStar Distributors, Inc. (“ADI”), an affiliate of ours. ADI is the principal underwriter of the contracts. ADI and the broker-dealers are registered under the Securities Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority. We pay ADI up to 4.50% of each purchase payment and ADI then pays that to the broker-dealers. The amounts may vary by broker-dealer. The broker-dealers pay their registered representatives from their own funds. Purchase payments on which nothing is paid to registered representatives may not be included in amounts on which we pay the sales compensation to ADI. If our surrender charge is not sufficient to recover the fee paid to ADI, any deficiency will be made up from our general assets. These include, among other things, any profit from the mortality and expense risk charges. ADI’s principal business address is One Financial Way, Montgomery, Ohio 45242.

Deductions and Expenses

Surrender Charge

Surrenders and Partial Withdrawals.

There is no deduction from purchase payments to pay sales expense. We may assess a surrender charge if you surrender the contract or withdraw part of its value. If other fees or charges are being assessed in addition to the surrender charge, we will calculate the surrender charge first. We deduct the surrender charge from the amount paid to you. We will deduct the surrender charge pro-rata from each investment option included in the withdrawal. The surrender charge is a percentage of your total purchase payments minus all previous withdrawals. This percentage varies with the number of years from the date the purchase payments were made (starting with the first purchase payment) as follows:

Years	Payment
1st	7%
2nd	7%
3rd	7%
4th and later	0%

During each contract year, you may withdraw not more than 10% of the Contract Value (as of the day of the first withdrawal made during that contract year) without a surrender charge. You may take this 10% annual free withdrawal in up to 12 installments.

The purpose of this charge is to defray expenses relating to the sale of the contract, including compensation to broker-dealers or other benefits provided under the contract, cost of sales literature and prospectuses, and other expenses related to sales activity. If proceeds from surrender charge do not cover the expected costs of distributing the contracts, any amount paid by us for distribution costs may be paid from our general account, which may consist, among other things, of proceeds derived from base contract expenses deducted from the contract.

Annuitization.

We do not assess a surrender charge, under certain circumstances, if you annuitize your contract. See “Annuity Period — Annuity Options” later in this prospectus.

Death Benefit.

We do not assess a surrender charge upon any Proceeds paid to a beneficiary upon the death of the annuitant. See “Death Benefit — How will the Proceeds be paid to the beneficiary?” later in this prospectus.

Withdrawal Fee

We may also charge a withdrawal fee of up to the lesser of 2% of the amount withdrawn or $15 per withdrawal for withdrawals in excess of 14 in a contract year. This charge is to reimburse us for administrative processing expenses associated with a withdrawal. We are not currently charging the fee. We will provide 30 days notice prior to assessing a withdrawal fee. We deduct the withdrawal fee from the amount paid to you. We will deduct the withdrawal fee pro-rata from each investment option included in the withdrawal.

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Annual Contract Fee

Each year on the contract anniversary (or when you surrender the contract), we will deduct an annual contract fee of $30 from the Contract Value, pro-rata from your values in each Fund and the Fixed Accumulation Account (but not the Enhanced DCA). This helps to repay us for maintaining the contract for contracts under $50,000. This helps to cover expenses for accounting, auditing, legal, contract owner services, reports to regulatory authorities and contract owners, contract issue, etc. The account expense charge is not sufficient to cover these expenses for contracts under $50,000. There is no contract fee for contracts having a value of at least $50,000 at the contract anniversary. There is no charge after annuity payments begin. We guarantee not to increase the annual contract fee.

Deduction for Account Expense Fee

At the end of each valuation period before annuity payments begin we deduct from your Contract Value allocated to the subaccounts an amount equal to 0.25% on an annual basis of the Contract Value allocated to the subaccounts. This deduction reimburses us for amounts not covered by the annual contract fee. Examples of these are accounting, auditing, legal, contract owner services, reports to regulatory authorities and contract owners, contract issue, etc.

Deduction for Mortality and Expense Risk Fee

We guarantee that, until annuity payments begin, the contract’s value will not be affected by any excess of sales and administrative expenses over the deductions for them. We also guarantee to pay a death benefit if the annuitant dies before annuity payments begin. After annuity payments begin, and except in the instance of the annuitant’s death, we guarantee that variable annuity payments will not be affected by adverse mortality experience or expenses.

For assuming these risks, when we determine the accumulation unit values and the annuity unit values for each subaccount, we make a deduction from the applicable investment results equal to 1.15% of the Contract Value on an annual basis allocated to the subaccounts. We may decrease that deduction at any time and we may increase it not more often than annually to not more than 1.15% on an annual basis. We may discontinue this limitation on our right to increase the deduction up to 1.15%. The mortality and expense risk charge is an indivisible whole of the amount currently being deducted. However, we believe that a reasonable allocation would be 0.65% for mortality risk, and 0.50% for expense risk. We hope to realize a profit from this charge. However there will be a loss if the deduction fails to cover the actual risks involved.

Charges for Optional Benefits

There is an additional annual charge if you choose an optional benefit. See the individual discussion of each rider later in this prospectus for details on the riders and the amounts upon which the charges are based. The additional charge is made on each contract anniversary and will be deducted from your Contract Value. (For contracts issued in Washington and North Carolina, there are limitations on certain rider charges being deducted from the fixed accumulation account.) The charges for optional benefits are to compensate us for the risks of the underlying guarantees provided by the riders. The optional benefits are not currently available, and some were not available in all states. We reserve the right to terminate or modify these benefits for new contracts at any time.

If you choose one of the optional death benefit riders described under “Death Benefit,” those annual charges are the following percentages of the optional death benefit amounts:

Annual Stepped-Up Death Benefit*	0.25%
Premium Protection or Joint Premium Protection death benefit at issue ages through 70	0.10%
Premium Protection or Joint Premium Protection death benefit at issue ages 71 through 75	0.25%
Premium Protection Plus or Joint Premium Protection Plus death benefit	0.90%
(currently 0.45%)	(maximum charge)
5% GMDBR80 Plus	0.45%
GMDBR80 Plus	0.30%
(currently 0.25%)	(maximum charge)
GMDBR85 Plus	0.45%
5% GMDBR85 Plus	0.70%
ARDBR	0.60%

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ARDBR II at issue ages through 74	1.00%
ARDBR II at issue ages 75 through 78	1.15%
ARDBR (2009)	1.40%

*	In those states where permitted, charge is 0.25% for contracts applied for on or after May 15, 2009. For other contracts, charge is 0.10%. See your representative for more information.

If you choose the GEB, as described under “Death Benefit,” the annual charge is the following percentage of your Contract Value on the contract anniversary:

GEB at issue ages through 70	0.15%
GEB at issue ages 71 through 75	0.30%
GEB “Plus” at issue ages through 70	0.30%
GEB “Plus” at issue ages 71 through 75	0.60%

If you choose the GMIB, the GMIB Plus, the GMIB Plus with Five Year Reset, the GMIB Plus with Annual Reset, the GMIB Plus with Five Year Reset II, the GMIB Plus with Annual Reset II or the GMIB Plus with Annual Reset (2009) riders, the annual charge is the following percentage of your guaranteed income base as described under “Optional Guaranteed Minimum Income Benefit (“GMIB”)”:

GMIB	0.45%
GMIB Plus	0.55%
GMIB Plus with Five Year Reset	0.55%
GMIB Plus with Annual Reset	0.70%
GMIB Plus with Five Year Reset II without investment restrictions	1.55%
GMIB Plus with Five Year Reset II with investment restrictions	1.40%
GMIB Plus with Annual Reset II without investment restrictions.	1.65%
GMIB Plus with Annual Reset II with investment restrictions.	1.50%
GMIB Plus with Annual Reset (2009)	1.50%

If you choose the GPA, the annual charge is the following percentage of your eligible Contract Value plus later purchase payments as described under “Optional Guaranteed Principal Access (“GPA”) Rider:”

For the 7% guaranteed annual withdrawal	0.40%
For the 8% guaranteed annual withdrawal	0.50%

If you choose a GPP rider, the annual charge is the following percentage of your average guaranteed principal amount at the beginning and the end of the contract year as described under “Optional Guaranteed Principal Protection (“GPP”)”:

GPP (2012)	0.90%
(currently 0.45%)	(maximum charge)
GPP*	0.55%

*

In those states where permitted, rider charge is 0.55% for riders applied for on or after May 15, 2009. For riders applied for prior to October 9, 2006, the charge is 0.20%. For all other contracts the charge is 0.25%. See your representative for more information.

If you choose one of the GLWB riders, the annual charge is the following percentage of your GLWB base as described under “Optional Guaranteed Lifetime Withdrawal Benefit (‘GLWB’) Riders:”

GLWB Plus*	2.00%
(currently 1.05%)	(maximum charge)

Form 8524

Joint GLWB Plus**	2.50%
(currently 1.35%)	(maximum charge)
GLWB (2012)	2.10%
(currently 1.05%)	(maximum charge)
Joint GLWB (2012)	2.70%
(currently 1.35%)	(maximum charge)
GLWB	2.00%
(currently 0.95%)	(maximum charge)
Joint GLWB	2.00%
(currently 1.05%)	(maximum charge)

*	Charge is 1.05% for riders applied for on or after May 1, 2013. For other riders, charge is 0.95%.

**    Charge is 1.35% for riders applied for on or after May 1, 2013. For other riders, charge is 1.25%.

Transfer Fee

We may charge a transfer fee of $10 for each transfer of values from one or more subaccounts to other subaccounts for transfers in excess of 12 in a contract year. Only one charge is assessed for transfers out of any one subaccount, even if the transfer is to multiple subaccounts. The fee is charged pro rata against the subaccounts from which the transfer is made. We are not currently charging this fee. This charge is to reimburse us for administrative processing expenses associated with a transfer. Other restrictions may apply to transfers. See “Transfers among Subaccounts” below.

Deduction for State Premium Tax

Depending on your state, a premium tax or some similar charge may be levied based on the amount of your annuity purchase payments. We will deduct from your Contract Value the amount of any applicable premium taxes or similar assessment charged by any state or other governmental entity. While the rates are subject to change, the range for the premium tax is currently between 0.0% and 5.0%. If a charge is assessed, we will deduct that amount from your Contract Value at the time the contract is surrendered, at the time you annuitize, or at such earlier time that we may become subject to the premium tax. We may also deduct the premium tax from any death benefit proceeds.

Fund Expenses

There are deductions from, and expenses paid out of, the assets of the Funds. These are described in the Fund prospectuses. The value of the assets in VAA will indirectly reflect the Funds’ total fees and expenses. The Funds’ total fees and expenses are not part of the contract and may vary from year to year. Deductions for fund expense continue after annuity payments begin for the amounts which are allocated to a Fund. See Appendix A for a list of the Funds available under the contract, including their annual expenses.

Form 8524

Description of Variable Annuity Contracts

Free Look

You may revoke the contract at any time until the end of 10 days after you receive it (or such longer period as may be required by your state law) and get a refund of the Contract Value as of the date of cancellation. To revoke, you must return the contract to us within the free look period. We must receive your contract at our home office (the address listed on the first page of the prospectus) by 4:00 p.m. Eastern time on the last day of the free look period. In some states, we are required to return the greater of purchase payments received during the free-look period or Contract Value as of the Valuation Period the request for free-look is received by our Home Office. For contracts issued in such states, we reserve the right to allocate all purchase payments received during the free-look period to the Fidelity® VIP Government Money Market Portfolio. On the next Valuation Period after the expiration of the free-look period, we will allocate your assets in the Fidelity® VIP Government Money Market Portfolio to your requested investment options. We are currently not allocating purchase payments to the Fidelity® VIP Government Money Market Portfolio during the free-look period, but reserve the right to do so with prior notice provided to contract owners. If you are a California resident 60 years old or older and at the time you apply for your contract you elect to receive a return of your purchase payments if you exercise your free look, any purchase payments to be allocated to variable Funds will first be allocated to the Fixed Accumulation Account until the end of the free look period. If you are a California resident 60 years old or older and you do not elect to receive a return of your purchase payment, you will receive a refund of your Contract Value if you exercise your free look. For IRAs, you may get a refund of the greater of your purchase payments or the current Contract Value. We deem you to receive the contract and the free look period to begin five days after we mail your contract to you.

Accumulation Period

Purchase Payments

The minimum initial purchase payment is $5,000 ($2,000 for IRAs). You may make additional payments of at least $500 at any time ($300 for payroll deduction plans; $100 for electronic payments). (If you purchased your contract in Oregon prior to May 1, 2016, you may not make additional purchase payments.)

The following purchase payment limitations apply in most states. In some states, the date the limitations start varies so check with your registered representative for details.

For all contracts applied for on or after May 1, 2010, we currently limit your total purchase payments to $3,000,000. For those contracts, we reserve the right to limit your total purchase payments to the lesser of the following:

(a)	for any one contract, the lesser of 150% of your initial purchase payment (for example, $7,500 if your initial purchase payment was $5,000) or $1,000,000; and

(b)	for all our variable annuities sold to you, or covering the life of the annuitant, $1,000,000.

We will provide you prior written notice before we enforce the limits in (a) or (b) above.

For contracts applied for on or after January 12, 2010 through April 30, 2010, we limit your total purchase payments to the lesser of the following:

(a)	for any one contract, the lesser of 150% of your initial purchase payment (for example, $7,500 if your initial purchase payment was $5,000)or $1,000,000; and

(b)	for all our variable annuities sold to you, or covering the life of the annuitant, $1,000,000.

If you applied for your contract before January 12, 2010, we limit your total purchase payments covering the life of the annuitant to $1,500,000.

If the check for your payment is dishonored, you will be liable to us for any changes in the market value between the date we receive your check and the date we are notified that the payment was dishonored.

We reserve the right to require company approval prior to accepting purchase payments in excess of the above limits. We reserve the right to not allow any additional purchase payments or to limit additional purchase payments if you have purchased the Premium Protection rider, Joint Premium Protection rider, Premium Protection Plus rider, Joint Premium Protection Plus rider, any GLWB or GPP (2012). If you purchase one of these riders, we currently limit total purchase payments to $3,000,000. Please see the descriptions of the riders later in this prospectus.

Form 8524

Accumulation Units

Until the annuity payout date, the Contract Value is measured by accumulation units. As you make each purchase payment, we credit units to the contract (see Crediting Accumulation Units). The number of units remains constant between purchase payments but their dollar value varies with the investment results of each Fund to which payments are allocated.

Crediting Accumulation Units

Your registered representative will send an order or application, together with the first purchase payment, to our home office for acceptance. We may enter into arrangements with certain broker-dealers whereby submission of the completed application and first purchase payment to the broker-dealer will be credited and deemed accepted by us on the date received by them. Such arrangements are at our sole discretion and approved by our Board of Directors. Before entering into such arrangements, we first must ensure that the broker-dealer has adequate compliance controls in place to prevent applications received after the cut-off time (usually 4:00 p.m. Eastern time) from being submitted to us for issuance as if received before the cut-off time.

Upon acceptance, we issue a contract and we credit the first purchase payment to the contract in the form of accumulation units. If all information necessary for issuing a contract and processing the purchase payment is complete, we will credit your first purchase payment within two business days after receipt. If we do not receive everything necessary to make the application in good order within five business days, we will return the purchase payment to you immediately unless you specifically consent to having us retain the purchase payment until the necessary information is completed. After that, we will credit the purchase payment within two business days.

Unless otherwise prohibited by law, no contract is effective until the purchase payment is received and the contract is issued during the lifetime of the annuitant. If the annuitant dies before the contract is issued and we are not notified at our home office of the annuitant’s death, our sole obligation is to return the Contract Value to you or your estate upon notice and proof of the death of the annuitant.

You must send any additional purchase payments directly to our home office. They will then be applied to your contract according to your allocation instructions to provide that number of accumulation units (for each subaccount) determined by dividing the amount of the purchase payment by the unit value next computed after we receive the payment at our home office. Except as detailed in the paragraph above, payments received after 4 p.m. (Eastern time) at our home office on a valuation period (earlier when the New York Stock Exchange closes early) will be priced at the next calculated unit value. If you have not provided allocation instructions, we will treat that purchase payment as not in good order until such time as we receive valid instructions.

Allocation of Purchase Payments

You may allocate your Contract Values among up to 18 investment options including the variable subaccounts of VAA and to the Fixed Accumulation Account. We reserve the right to limit your allocation of purchase payments to no more than 10 of the available investment options. We will provide you prior written notice before we will limit you to no more than 10 investment options. The amount you allocate to any Fund or to the Fixed Accumulation Account must equal a whole percent. You may change your allocation of future purchase payments at any time by sending written notice to our home office. Changes in allocation of purchase payments are not deemed effective until received by us at our home office. You may be subject to restrictions on allocations if you purchase certain optional riders. Please see “Investment Restrictions for Certain Optional Riders” for more information.

Accumulation Unit Value and Accumulation Value

We set the original accumulation unit value of each subaccount of VAA for these contracts at the beginning of the first valuation period for each such subaccount. We determine the unit value for any later valuation period by multiplying the unit value for the immediately preceding valuation period by the net investment factor (described below) for such later valuation period. We determine a contract’s value by multiplying the total number of units (for each subaccount) credited to the contract by the unit value (for such subaccount) for the current valuation period and adding to that any amount in the Fixed Accumulation Account or in a Dollar Cost Averaging Account.

Form 8524

Net Investment Factor

The net investment factor measures the investment results of each subaccount. The investment performance and expenses of each Fund, and the deduction of contract charges, affect daily changes in the subaccounts’ accumulation unit values. The net investment factor for each subaccount for any valuation period is determined by dividing (a) by (b), then subtracting (c) from the result, where:

(a)	is:

(1)	the net asset value of the corresponding Fund share at the end of a valuation period, plus

(2)	the per share amount of any dividends or other distributions declared for that Fund if the “ex-dividend” date occurs during the valuation period, plus or minus

(3)	a per share charge or credit for any taxes paid or reserved for the maintenance or operation of that subaccount; (No federal income taxes apply under present law.)

(b)	is the net asset value of the corresponding Fund share at the end of the preceding valuation period; and

(c)	is the deduction for administrative and sales expenses and risk undertakings.

Surrender and Withdrawal

Before annuity payments begin you may surrender (totally withdraw the value of) your contract, or withdraw part of the Contract Value (at least $300). If you take withdrawals via electronic funds transfer, you may withdraw less than $300. You must make all surrender or withdrawal requests by providing Notice to us. The surrender charge may then apply. That charge is taken from the total amount withdrawn.

Unless you specify otherwise, the withdrawal will be made pro-rata from your values in each Fund. The amount you may withdraw is the Contract Value less any surrender charge and any premium tax charge that may apply. In the case of a surrender, we subtract any contract administration charge. We will pay you within seven days after we receive your request. However, we may defer payment of Fixed Accumulation Account values as described below. Surrenders and withdrawals are limited or not permitted in connection with certain retirement plans. For possible tax consequences of a surrender or withdrawal, see “Federal Tax Status” below.

If you request a surrender or withdrawal which includes Contract Values derived from purchase payments that have not yet cleared the banking system, we may delay mailing the portion relating to such payments until your check has cleared.

Your right to withdraw may be suspended or the date of payment postponed:

(1)	for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings) or during which the Commission has restricted trading on the Exchange;

(2)

for any period during which an emergency, as determined by the Commission, exists as a result of which disposal of securities held in a Fund is not reasonably practical, or it is not reasonably practical to determine the value of a Fund’s net assets; or

(3)	such other periods as the Commission may order to protect security holders.

If your Contract Value is reduced to zero, your contract will terminate unless you have purchased a rider that provides for continuation of benefits and you are in compliance with the rider’s terms for continuation. Certain riders permit you to take withdrawals in an amount less than $500 and for amounts that will reduce your contract below the contract minimum. Please see the "Optional Guaranteed Principal Access ('GPA')," "Optional Guaranteed Minimum Income Benefit ('GMIB') Riders" and "Optional Guaranteed Lifetime Withdrawal Benefit ('GLWB') Riders" sections later in this prospectus for more information.

Transfers among Subaccounts

You may transfer Contract Values from one or more Funds to one or more other Funds. You may make transfers at any time before annuity payments begin. The amount of any transfer must be at least $300 (or the entire value of the contract’s interest in a Fund, if less). Not more than 20% of a contract’s Fixed Accumulation Account value (or $1,000, if greater) as of the beginning of a contract year may be transferred to variable Funds during that contract year.

We may limit the number, frequency, method or amount of transfers. We may limit transfers from any Fund on any one day to 1% of the previous day’s total net assets of that Fund if we or the Fund in our discretion, believe that the Fund might otherwise be damaged. In determining which requests to honor, scheduled transfers (under a DCA program) will be made first, followed by mailed written requests in the order postmarked and, lastly, telephone, facsimile and other

Form 8524

electronic requests in the order received. This policy will be applied uniformly without exception. We will notify you if your requested transfer is not made. Current SEC rules preclude us from processing at a later date those requests that were not honored. Accordingly, you would need to submit a new transfer request in order to make a transfer that was not honored because of these limitations.

Certain third parties may offer you investment management services for your contract. We will honor transfer requests from these third parties only if you give us a written authorization to do so. Fees you pay for such other services are in addition to any contract charges.

We discourage excessive trading and market timing through your contract. Excessive trading into and out of the portfolios can disrupt portfolio investment strategies and increase the portfolios’ operating expenses. In addition, excessive trading lowers overall portfolio performance for long term investors, prevents portfolio managers from taking timely advantage of investment opportunities, and creates liquidity risks for the portfolios. The contract and the underlying portfolios are not designed to accommodate excessive trading practices. We and the portfolios reserve the right, in our sole discretion, to restrict or reject purchase and exchange orders which we believe represent excessive or disruptive trading. Listed below are some, but not necessarily all the steps we may take to discourage excessive trading and market timing.

The first time the contract owner is determined to have traded excessively, we will notify the contract owner in writing that his or her contract will be monitored for additional transactions in excess of the established limits and such subsequent activity may result in suspension of electronic transfer privileges and/or suspension of all transfer privileges. The established limits are determined internally as a protection against frequent trading and are not disclosed in the prospectus or other otherwise made public.

Upon the second instance of excessive trading, the contract owner will be advised that his or her electronic transfer privileges have been suspended and that all transfer requests must be submitted in writing and delivered via U.S. mail.

Upon the third instance of excessive trading, we will suspend some, or all transfer privileges. The contract owner will be informed in writing of the denial of future transfer privileges. If a contract owner decides to surrender the contract following suspension of transfer privileges, the contract owner will incur the resulting surrender charge, if any.

We may, in our sole discretion take any contract off of the list of monitored contracts, or restore suspended transfer privileges if we determine that the transactions were inadvertent or were not done with the intent to market time. Otherwise, all of our policies related to excessive trading and market timing as described in this section will be applied to all contract owners uniformly and without exception. Other trading activities may be detrimental to the portfolios. Therefore, we may place a contract on the list of monitored contracts despite the fact the contract owner has not exceeded the established transfer limits. You may be deemed to have traded excessively even if you have not exceeded the number of free transfers permitted by your contract.

Some of the factors we may consider when determining whether or not to place a contract on the list of monitored contracts may include, but not be limited to:

●	The number of transfers made in a defined period;

●	The dollar amount of the transfer;

●	The total assets of the portfolios involved in the transfer;

●	The investment objectives of the particular portfolios involved in your transfers; and/or

●	Whether the transfer appears to be a part of a pattern of transfers to take advantage of short-term market fluctuations or market inefficiencies.

Contract owners who have not engaged in market timing or excessive trading may also be prevented from transferring Contract Values if we, or the portfolios, believe that an intermediary associated with the contract owner’s account has otherwise been involved in market timing or excessive trading on behalf of other contract owners. Likewise, contract owners who have not engaged in intentional market timing or engaged in intentional disruptive or excessive trading may have their transfers rejected or their transfer privileges suspended if their trading activity generates an exception report in our transfer monitoring systems.

Contract owners seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that we or the portfolios will be able to identify such contract owners or curtail their trading practices. Our ability and the ability of the portfolios to detect and curtail excessive trading practices may also be limited by operational systems and technology limitations. In addition, because the portfolios receive orders from omnibus accounts, which is common among funds offering portfolios to insurance companies offering variable products, the

Form 8524

portfolios may not be able to detect an individual’s excessive trading practices through these omnibus accounts. If we are unable to detect those contract owners engaging in market timing and/or excessive trading, the previously mentioned harm associated with excessive trading (lower portfolio performance, liquidity risks, increased portfolio expenses, etc.) may occur.

We may alter or amend this policy as required to comply with state or federal regulations and such regulations may impose stricter standards than currently adopted by us or the portfolios.

Pursuant to rules adopted by the Securities and Exchange Commission, we are required to enter into agreements with the Funds which require us to provide the Funds, upon their request, with certain information including taxpayer identification numbers of contract owners and the amounts and dates of any purchase, redemption, transfer or exchange requests by contract owners. We are also required to restrict or prohibit further purchases or exchange requests into the Funds by a contract owner upon instruction from the Funds.

Effective Time for Purchase, Transfer or Redemption Orders

Orders to purchase, redeem or transfer units received after the close of the New York Stock Exchange, typically 4:00 p.m. (Eastern time) on a valuation period (earlier on those days when the New York Stock Exchange closes early) will not become effective until the next business day.

However, we may enter into arrangements with certain broker-dealers whereby orders to purchase accumulation units (either through an initial purchase or subsequent purchase payments to an existing contract) will be credited and deemed accepted by us on the date received by them. Such arrangements are at our sole discretion and approved by our Board of Directors. Before entering into such arrangements, we will first ensure that the broker-dealer has adequate compliance controls in place to prevent orders to purchase units received after the cut-off time (usually 4:00 p.m. Eastern time) from being credited as if received before the cut-off time.

Electronic Access

If you give us authorization, your contract and unit values and interest rates can be checked by telephoning us at 888.925.6446, or by accessing our web site at augustarfinancial.com. You may also request transfers or make allocation changes on our web site. You may only make one electronic, facsimile or telephone (collectively, “electronic”) transfer request per day.

We will honor pre-authorized electronic transfer instructions from anyone who provides the personal identifying information requested. We will not honor electronic transfer requests after we receive notice of your death. For added security, we send the contract owner a written confirmation of all electronic transfers on the next business day. However, if we cannot complete a transfer as requested, our customer service representative will contact the owner in writing sent within 48 hours of the electronic request. You may think that you have limited this access to yourself, or to yourself and your representative. However, anyone giving us the necessary identifying information can use electronic access once you authorize it.

Please note that telephone and/or other means of electronic communication may not always be available. Any telephone or electronic device, whether it is yours, your service provider’s, your agent’s or ours can experience inaccessibility, power outages or slowdowns for a variety of reasons. These periods of inaccessibility may delay or prevent our receipt and processing of your requests. Although we have taken precautions and have emergency contingency plans to limit these problems, we cannot promise complete reliability under all circumstances. If you experience such problems, you should make your transfer request by writing to our home office.

We reserve the right to limit or restrict electronic access in any form at any time as to any contract owner.

Scheduled Transfers (Dollar Cost Averaging)

We administer a Dollar Cost Averaging (“DCA”) program enabling you to preauthorize automatic monthly or quarterly transfers of a specified dollar amount from the Fixed Accumulation Account or the Funds to any of the other subaccounts. There is no charge for participating in a DCA program. Each transfer under the DCA program must be at least $300. For a DCA program from a Fund, at least 12 transfers must be scheduled.

Form 8524

For a DCA program from the Fixed Accumulation Account, at least three transfers must be scheduled. The DCA program is only available to contracts having a total accumulation value of at least $3,600. No transfer fees will be incurred for DCA transfers and they do not count against the 12 free transfers allowed each contract year. Unless you have a rider with investment restrictions, a DCA program may be made with transfers from Funds or the Fidelity® VIP Government Money Market Portfolio to any other Funds at any time during the contract.

A DCA program with transfers from the Fixed Accumulation Account to any other Funds may be made if the DCA program is established at the time the contract is issued, and the DCA program is scheduled to begin within 6 months of the time you make purchase payments from which DCA transfers will be made. A DCA program from the Fixed Accumulation Account may not exceed 2 years.

DCA generally has the effect of reducing the risk of purchasing at the top of a market cycle by reducing the average cost of indirectly purchasing Fund shares through the subaccounts to less than the average price of the shares on the same purchase dates. DCA transfers from the Fixed Accumulation Account or from a Fund with a stabilized net asset value, such as the Fidelity® VIP Government Money Market Portfolio, will generally reduce the average total cost of indirectly purchasing Fund shares because greater numbers of shares will be purchased when the share prices are lower than when prices are higher. However, DCA does not assure you of a profit, nor does it protect against losses in a declining market. In addition, in a rising market, DCA will produce a lower rate of return than will a single up-front investment.

The DCA program may be discontinued at any time by you as long as we receive notice of the cancellation at least 7 business days before the next scheduled transfers. We reserve the right to not offer the DCA program to new contracts in the future. Upon prior written notice, we may discontinue providing the DCA program to existing contracts that are not currently enrolled in a DCA program.

Enhanced DCA Account. We currently offer the Enhanced DCA program for initial purchase payments (or additional purchase payments of $3,600 or greater) which are allocated to the Enhanced DCA account that provides a fixed interest rate that is higher than the rate being credited to the Fidelity® VIP Government Money Market Portfolio. The Enhanced DCA account is a subset of our general account. The Enhanced DCA program is the same as the DCA program except as described in this section. The Enhanced DCA program requires the purchase payment be fully transferred from the account within specified periods of time. Each DCA transfer must be at least $300. An Enhanced DCA program can be discontinued at any time by you as long as we receive notice of the cancellation at least 7 business days before the next scheduled transfer. Terminating this program will result in all remaining funds transferred to the subaccounts of your choice or to the Fixed Accumulation Account. We reserve the right to not offer the Enhanced DCA program to new contracts in the future. Upon prior written notice, we may discontinue providing the Enhanced DCA program for additional purchase payments.

Portfolio Rebalancing

You may have us automatically transfer amounts on a quarterly, semi-annual or annual basis to maintain a specified percentage (whole percentages only) of Contract Value in each of two or more designated Funds. The purpose of a portfolio rebalancing strategy is to maintain, over time, your desired allocation percentage in the designated Funds having differing investment performance. Portfolio rebalancing will not necessarily enhance future performance or protect against future losses.

There is no charge for participating in portfolio rebalancing, and the transfer charge does not apply to portfolio rebalancing transactions. These transactions do not count against the 12 free transfers you are allowed each contract year. You may not have portfolio rebalancing for any Funds that are part of a DCA program.

Form 8524

Nursing Facility Confinement

We will not assess a surrender charge if you are confined (generally, for contracts applied for prior to October, 2006, if the annuitant is confined) to a state licensed or legally operated hospital or in-patient nursing home facility for at least 30 consecutive days. This waiver of the surrender charge is not available in New Jersey and Massachusetts, and terms may vary based on application or issue date. Contact us or your registered representative for more information. It only applies when:

●	the confinement begins after the first contract anniversary and before annuity payments begin;

●	the contract was issued before your 80th birthday (generally, for contracts applied for prior to October 2006, the annuitant's 80th birthday); and

●

we receive the request for withdrawal, together with proof of the confinement, at our home office while you are confined or within 90 days after discharge from the facility, unless otherwise agreed to by us.

AuguStar Life Employee Discount

We and our affiliated companies may offer a benefit in the form of additional premium on the purchase of contracts by any of our employees, directors or retirees, or their spouse or the surviving spouse of a deceased retiree, their minor children, or any of their children ages 18 to 21 who is either (i) living in the purchaser’s household or (ii) a full-time college student being supported by the purchaser, or any of the purchaser’s minor grandchildren under the Uniform Gifts to Minors Act. This premium counts as additional income under the contract. The amount of the benefit equals 2.5% of all purchase payments made in the first contract year and 3.9% of purchase payments made in the second through sixth contract years. We allocate amounts in accordance with your current allocations in these amounts at the time the eligible person makes each payment. If an employee exercises his or her free look right, the full amount of the benefit will be deducted when we pay the free look proceeds.

Form 8524

Death Benefit

Basic Death Benefit

What does the beneficiary receive upon death of the annuitant before the annuity payout date?

If the annuitant dies before the annuity payout date, your contract provides for the beneficiary to receive Proceeds from the contract. The Proceeds equal (i) the Contract Value and (ii) any Death Benefit Adjustment, on the calculation date as described below. After the annuity payout date, unless a rider provides otherwise, your contract will no longer qualify for any Death Benefit Adjustment upon the death of the Annuitant.

What is the amount of the Death Benefit Adjustment?

The Death Benefit Adjustment is equal to the difference, if any, between the highest guaranteed death benefit amount and the Contract Value as of the calculation date as described below. The Death Benefit is used solely to calculate the Death Benefit Adjustment and is not an amount paid to the beneficiary.

The Death Benefit is the greatest of: (i) the total Contract Value or (ii) net purchase payments less pro-rata withdrawals, unless one of the riders added to your contract provides for a higher death benefit.

For purposes of the paragraphs above, “net purchase payments” means your total purchase payments less an amount for any applicable premium tax or similar state or local tax. “Pro rata withdrawals” mean an adjustment for any amounts you have withdrawn from the contract based on the percentage reduction to the total Contract Value which resulted from the withdrawal.

If the Contract Value is equal to or greater than the Death Benefit on the calculation date as described below, then there is no Death Benefit Adjustment that will be added to the Proceeds. If the Contract Value is less than the Death Benefit on the calculation date as described below, then there is a Death Benefit Adjustment that will be added to the Proceeds. See the examples below.

When are Contract Value and Death Benefit Adjustment calculated for purposes of this section?

The Contract Value is calculated as of the date that we receive proof of the annuitant’s death and satisfactory instruction from the beneficiary for the disposition of the contract.

Generally, for contracts applied for on or after May 15, 2008 and for contracts applied for between January 1, 2001 and May 15, 2008 where the contract owner accepted a one-time offer from us to amend the contract, the Death Benefit Adjustment is calculated as of the earlier of: (i) the date we are in receipt of proof of the annuitant’s death; or (ii) 90 days from the date of the annuitant’s death. For all contracts applied for before January 1, 2001 and for contracts applied for between January 1, 2001 and May 15, 2008, where the contract owner did not accept our offer to amend the contract, the Death Benefit Adjustment is calculated as of the date of death. (The specific date this provision applies may vary by state. Please see your representative for more information.) For purposes of this section, “applied for” means the date when the application for the annuity is signed or the electronic order is submitted to us.

Examples of Death Benefit Adjustment calculation:

If the Contract Value on date of the Death Benefit Adjustment calculation is $100,000 and the Death Benefit is $85,000, then there is no Death Benefit Adjustment.

If the Contract Value on date of the Death Benefit Adjustment calculation is $85,000 and the Death Benefit is $100,000, then the Death Benefit Adjustment is $15,000 ($100,000 Death Benefit minus $85,000 Contract Value). $15,000 is added to the Fidelity® VIP Government Money Market Portfolio until satisfactory instructions are received from the beneficiary as to settlement of the contract or the beneficiary gives us different investment instructions. If the Contract Value is $60,000 when we receive satisfactory instructions to settle the contract, then the beneficiary will receive $75,000 ($15,000 + $60,000). If the Contract Value is $120,000 when we receive satisfactory instructions, then the beneficiary will receive $135,000 ($15,000 + $120,000).

Where are the Proceeds invested before being paid out to a beneficiary?

From the date of the annuitant’s death until the Proceeds are paid to the beneficiary, unless the beneficiary elects to change the subaccount allocations, the Contract Value will remain invested in the subaccounts selected by the owner. If we have not yet received the required documents necessary to pay the Proceeds to the beneficiary, the amount equal to the Death Benefit Adjustment is added to the contract in the Fidelity® VIP Government Money Market Portfolio.

Form 8524

What are the consequences of any change in the Contract Value before the Death Benefit Adjustment is calculated?

The beneficiary may decide to reallocate the Contract Value to different subaccounts in an effort to minimize the risk of market fluctuation. If the beneficiary elects to change the subaccount allocations before the date that the Death Benefit Adjustment is calculated, then any resulting change in Contract Value will have an impact on the Death Benefit Adjustment amount when it is calculated. If the Death Benefit Adjustment is calculated as of the date of death, the beneficiary cannot change subaccount allocations before the Death Benefit Adjustment is calculated since the beneficiary does not have the right to change subaccount allocations before the annuitant’s death.

What are the consequences of any change in the Contract Value after the Death Benefit Adjustment is calculated?

Any change in the Contract Value, including, but not limited to market fluctuation, after the effective date of the Death Benefit Adjustment, and before we distribute the contract Proceeds, will affect the amount to be paid to the beneficiary. If the Contract Value increases or decreases, the amount of the Proceeds will be correspondingly increased or decreased. As such, the actual amount paid upon disposition of the contract may be more or less than the highest Death Benefit provided under your contract or optional riders.

How will the Proceeds be paid to the beneficiary?

The Proceeds will be paid to the beneficiary in a single sum unless you or the beneficiary(ies) elect settlement under one or more settlement options. If there are multiple beneficiaries and the owner has not selected a settlement option, all the beneficiaries must agree on a settlement option or the payout value will be paid in lump sums to all of them proportionally. We must receive all required documentation or forms (for example, the claim form and certified death certificate) from all beneficiaries before the Proceeds will be distributed. (Please contact us at 888.925.6446 for more information about the documentation and forms we require.) If we are unable to locate one of the beneficiaries, we will provide written notice to his or her last known address. If he or she does not respond to us within 30 days, his or her portion of the Proceeds will revert to the state as unclaimed property. We do not assess a surrender charge on any Proceeds paid to a beneficiary. A spouse who elects to continue the contract will not be assessed a surrender charge on the Proceeds, but will be assessed a surrender charge in accordance with the “Surrender Charge” provision of this prospectus on any additional purchase payments that the spouse makes to the contract.

Unless otherwise designated by the contract owner before the date of annuitant’s death, the beneficiary may elect one of the following settlement options:

(1)

Five Year Continuance — Beneficiary may elect to receive the Proceeds over a period of five years or less from the date of the annuitant’s death. All Proceeds must be liquidated within the five year period that begins on the date of the annuitant’s death.

(2)

Ten Year Continuance — Beneficiary may elect to receive the Proceeds over a period of ten years or less from the date of the annuitant’s death. All Proceeds must be liquidated within the ten year period that begins on the date of the annuitant’s death. If the annuitant had reached the Required Beginning Date (“RBD”) for required minimum distributions prior to his or her death, Beneficiary must also receive a portion of the Proceeds each year prior to the year of required liquidation in the form of required minimum distributions, unless otherwise exempted under federal tax regulations. The amounts of the annual minimum distributions must comply with applicable federal tax regulations and withdrawals of lesser or greater amounts may subject you to adverse tax consequences. Please consult your tax adviser for advice on how the Ten Year Continuance option would affect you.

(3)

Beneficiary Stretch — Beneficiary may elect to receive the Proceeds in the form of required minimum distributions each year. This option must be elected within twelve months from the date of the annuitant’s death. The amounts of the annual minimum distributions, and the length of time they are received, must comply with applicable federal tax regulations and withdrawals of lesser or greater amounts may subject you to adverse tax consequences. Please consult your tax advisor for advice on how the Beneficiary Stretch option would affect you.

(4)	Immediate Annuitization — Beneficiary may elect to annuitize the annuity but must do so within twelve months from the date of the annuitant’s death.

(5)	Lump Sum Distribution — Beneficiary may elect a lump sum distribution.

Form 8524

If the sole, primary beneficiary is the surviving spouse of the owner and annuitant and there is either no surviving owner or the surviving spouse is also the sole surviving owner, the spouse may continue the contract as the owner and annuitant, or choose one of the settlement options listed above.

Not all of the settlement options may be available based on the tax disposition of the contract, the date of the annuitant's death and/or details about the beneficiary and the beneficiary's circumstances.

Other considerations:

We may require any designated beneficiary have an insurable interest in the life of the annuitant. We will notify you when we issue the contract or when you request a beneficiary change if we are unable to accept your designated beneficiary.

Any guarantees under the contract or death benefit riders that exceed the value of your interest in the separate account VAA are paid from our general account (not the VAA). Therefore, any amounts that we may pay under the contract in excess of your interest in the VAA are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. In the event of an insolvency or receivership, payments we make from our general account to satisfy claims under the contract would generally receive the same priority as our other policy holder obligations.

Optional Death Benefit Riders

Annual Stepped-Up Death Benefit.

In those states where permitted, we offer an optional annual stepped-up death benefit at the time the contract is issued. With that option, the Death Benefit on the first contract anniversary will be the greater of (a) the Contract Value then or (b) net purchase payments less pro-rata withdrawals made on or before that date. For example, if (i) your initial purchase payment was $100,000; (ii) you make no additional purchase payments or take any withdrawals, and (iii) on your first contract anniversary, your Contract Value was $105,000, your Death Benefit will be set equal to $105,000. On each contract anniversary after that (until the annuitant attains age 86), the death benefit will be reset to the greater of (a) the Contract Value on that anniversary date or (b) the death benefit as of the last preceding anniversary adjusted for any purchase payments or withdrawals. The stepped-up death benefit amount is increased by purchase payments and decreased by pro-rata withdrawals made during the period between contract anniversaries. In those states where permitted, for contracts applied for on or after May 15, 2009, there is an annual rider charge of 0.25% of the optional death benefit amount. The charge for other contracts is 0.10%. On each anniversary the charge for the rider will be deducted on a pro rata basis in proportion to your current investment option allocations, but will not be deducted from the Enhanced DCA account. You cannot purchase the annual stepped-up death benefit once the annuitant is 76 years old.

Premium Protection Riders.

In those states where permitted, we offer the Premium Protection death benefit rider (“Premium Protection rider”) at the time the contract is issued. In the future, we may, at our sole option, offer this rider after the contract is issued, in which case it may be added on a contract anniversary. This rider is available only when purchased in conjunction with the GLWB (2012) or GLWB Plus rider described later in this prospectus. If you purchase this rider, you cannot have any other optional living benefit or death benefit rider except the GLWB (2012), GLWB Plus, the deferral credit rider or the 8-year guaranteed principal protection rider. You cannot purchase this rider once the annuitant is 76 years old.

Death Benefit.

With the Premium Protection rider, the Death Benefit is the greater of (a) the Contract Value as of the effective date of the Death Benefit Adjustment or (b) the GMDB amount. The initial GMDB amount is equal to your initial purchase payment (excluding extra credits, if applicable). If we allow you to add the rider on a subsequent contract anniversary, the initial GMDB amount will be equal to the then current Contract Value. The GMDB amount is increased for additional purchase payments and decreased dollar for dollar for withdrawals up to your maximum annual withdrawal under your respective GLWB rider, whereas the basic Death Benefit provided for under the contract is reduced on a pro rata basis for withdrawals.

If your surviving spouse chooses to continue the contract under the spousal continuation option and becomes the sole owner and annuitant, the GMDB amount will be set equal to the Contract Value (after the application of any Death Benefit Adjustment) if it is greater than the current GMDB amount.

Please note that withdrawals you take under the GLWB (2012) or GLWB Plus (including maximum annual withdrawals) reduce the GMDB amount under this rider. Therefore, you should carefully consider whether this rider is appropriate for you.

Form 8524

Excess Withdrawals.

When computing the Premium Protection rider Death Benefit, the GMDB amount also is reduced by any excess withdrawals. An excess withdrawal is the amount a withdrawal exceeds the maximum annual withdrawal you may take under the GLWB rider you own. For example, assume the maximum annual withdrawal you may withdraw is $5,000 under your GLWB rider and in one contract year you withdraw $6,000. The $1,000 difference between the $6,000 withdrawn and the $5,000 maximum annual withdrawal limit would be an excess withdrawal. Allowable annual withdrawals begin under the GLWB riders when the annuitant reaches 59½, so any withdrawal before the annuitant is 59½ is an excess withdrawal for the Premium Protection rider as well as for the GLWB riders.

An excess withdrawal will reduce the GMDB amount by the greater of (a) the same percentage the excess withdrawal reduces your Contract Value (i.e. pro-rata) or (b) the dollar amount of the excess withdrawal. For example, assume your GMDB amount is $100,000 at the beginning of the contract year and your maximum annual withdrawal under your GLWB rider is $5,000. Assume your Contract Value is $90,000 and you withdraw $6,000. First we process that portion of the withdrawal up to your maximum annual withdrawal, which is $5,000. Your GMDB amount decreases to $95,000 and your Contract Value decreases to $85,000. Then we process that portion of the withdrawal in excess of your maximum annual withdrawal under the GLWB rider, which is $1,000. Your GMDB amount will be reduced to $93,882, i.e. $95,000 x (1 — $1,000/$85,000) because the pro-rata reduction of $1,118 is greater than the dollar amount of your $1,000 excess withdrawal. Your Contract Value will be reduced to $84,000.

For another example, assume the same facts above except your Contract Value prior to the withdrawal is $120,000. After we process the maximum annual withdrawal portion of your withdrawal, which is $5,000, your GMDB amount is $95,000 and your Contract Value is $115,000. After we process the portion of your withdrawal in excess of your maximum annual withdrawal, your GMDB amount will be reduced to $94,000 ($95,000 — $1,000) because the dollar for dollar reduction of $1,000 is greater than the pro-rata reduction of $826 ($1,000/$115,000 x $95,000). Your Contract Value will be reduced to $114,000.

Because the allowable annual withdrawals under the GLWB riders begin when the annuitant is 59½, any withdrawal under the contract prior to the annuitant reaching age 59½ is an excess withdrawal under the Premium Protection rider. Since excess withdrawals may reduce your GMDB amount by an amount greater than the dollar value of the withdrawal, any withdrawals you take before the annuitant is 59½ may significantly reduce or eliminate the Death Benefit under this rider.

Rider Charge.

There is an annual charge for the Premium Protection rider for annuitant issue ages through age 70 of 0.10% of your GMDB amount. For annuitant issue ages 71 through 75, there is an annual charge for this rider of 0.25%. We reserve the right to lower the charge for this rider at any contract anniversary. If we do lower the charge for the rider, we reserve the right to increase the charge up to the original charge on any contract anniversary.

On each anniversary the charge for the Premium Protection rider will be deducted on a pro rata basis in proportion to your current investment option allocations, but will not be deducted from the Enhanced DCA account. We reserve the right to prorate the annual charge for the rider if (i) the annuitant dies, (ii) you surrender the contract, (iii) the rider is terminated due to the termination of your GLWB, or (iv) you annuitize your contract.

Termination.

If you choose the Premium Protection rider, you cannot later discontinue it unless we otherwise agree. This rider will terminate if:

●	your contract terminates according to its terms (unless otherwise provided in this rider);

●	your GMDB amount is reduced to zero;

●	your Contract Value goes to zero because of an excess withdrawal;

●	your GLWB rider terminates;

●	you annuitize your contract;

●	the annuitant dies, except in the case of spousal continuation;

●	you transfer or assign your contract or the benefits under the rider, except in the case of spousal continuation; or

●	you exercise the 8-year guaranteed principal protection rider.

Form 8524

Since you may have the Premium Protection rider only if you have the GLWB (2012) or GLWB Plus rider, any termination of your GLWB rider will automatically terminate the Premium Protection rider as well. If you have purchased the Premium Protection rider and violate the investment restrictions of your GLWB, both the GLWB rider and the Premium Protection rider will be terminated.

Required Minimum Distributions (Qualified Contracts Only).

If you are required to take withdrawals from your contract under the Required Minimum Distribution regulations under the Code, we will allow you to take your Required Minimum Distribution (or “RMD”) for a given year without treating it as an excess withdrawal even if it exceeds your maximum annual withdrawal under your GLWB rider. Please note that RMDs are calculated on a calendar year basis and your maximum annual withdrawal under your GLWB rider is calculated on a contract year basis. Any RMD you take will reduce your GMDB amount dollar for dollar. Any withdrawals in a contract year that exceed your maximum annual withdrawal and your RMD will be considered excess withdrawals. You may withdraw your RMD under this rider without a surrender charge even if your RMD exceeds 10% of your Contract Value.

You will receive RMD treatment on or after January 1 of the first calendar year after your contract was issued. To elect monthly RMD treatment, you must provide Notice to us on or before January 25 of that calendar year and you must elect a monthly payment date on or before the 25th day of the month. If the date you elect is not the end of a Valuation Period (generally, a day when the NYSE is open), we will make the payment on, and as of, the end of the next applicable Valuation Period. If you elect monthly RMD treatment, we will automatically pay you the greater of your RMD or your maximum annual withdrawal on a monthly basis each month. Once you elect monthly RMD treatment, you cannot revoke it. You may elect to not take a monthly withdrawal by providing Notice to us, but you will not be able to take that withdrawal later and still receive RMD treatment for it. If you do later take such withdrawal, the entire withdrawal will be considered an excess withdrawal.

If you die and your spouse elects to continue the contract, your spouse may revoke monthly RMD treatment by providing Notice to us within 30 days of the later of the date of spousal continuation or December 31 of the calendar year in which you died. If your spouse revokes monthly RMD treatment, he or she may elect monthly RMD treatment in the future when he or she is required to take RMDs from the contract. If your spouse continues the contract, is eligible for monthly RMD treatment and does not revoke monthly RMD treatment, he or she will continue to receive monthly RMD treatment with the applicable RMD amount based upon the continuing spouse’s age beginning in the calendar year after you die.

We reserve the right to modify or eliminate RMD treatment if there is any change to the Code or regulations regarding RMDs, including guidance by the Internal Revenue Service. We will provide you 30 days written notice, when practicable, of any modifications to or termination of the RMD treatment with the Premium Protection rider.

Premium Protection (Joint Life).

In those states where permitted, we also offer a joint life version of the Premium Protection rider (“Joint Premium Protection”). The Joint Premium Protection rider is the same as the Premium Protection rider except as described below.

The Joint Premium Protection rider is available only when purchased in conjunction with either the Joint GLWB (2012) or Joint GLWB Plus described later in this prospectus. If you purchase this rider, you cannot have any other optional living benefit or death benefit rider except the Joint GLWB (2012), Joint GLWB Plus rider, the joint deferral credit rider or the 8-year guaranteed principal protection rider.

Allowable annual withdrawals begin under the Joint GLWB (2012) or Joint GLWB Plus rider when the youngest Participating Spouse reaches 59½, so any withdrawal before the youngest Participating Spouse is 59½ (including any RMD) is an excess withdrawal under the terms of the rider. Maximum annual withdrawals under the Joint GLWB (2012) or Joint GLWB Plus are also based on the age of the youngest Participating Spouse, so the maximum amount you may withdraw annually under the Joint Premium Protection rider will depend on the age of the youngest Participating Spouse and reduce the GMDB amount on a dollar for dollar basis. (Please see the description of the Joint GLWB (2012) or Joint GLWB Plus later in this prospectus for more details on the youngest Participating Spouse.)

Premium Protection Plus Riders.

In those states where permitted, in the past we offered the Premium Protection Plus death benefit rider (“Premium Protection Plus rider”) at the time the contract was issued. The Premium Protection Plus rider differs from the Premium Protection rider in that a withdrawal that is not an excess withdrawal does not decrease the GMDB amount up to the contract anniversary after the annuitant turns 85, after which time the GMDB amount is decreased for such withdrawals on a dollar for dollar basis, and the GMDB amount may step-up to your Contract Value on the seventh rider anniversary. In the future, we may, at our sole option, offer this rider to existing contracts, in which case it may be added on a

Form 8524

contract anniversary. This rider is available only when purchased in conjunction with the GLWB (2012) or GLWB Plus rider described later in this prospectus. If you purchase this rider, you cannot have any other living benefit or death benefit rider except the GLWB (2012) or GLWB Plus, a deferral credit rider or the 8-year guaranteed principal protection rider. You cannot purchase this rider once the annuitant is 71 years old.

Death Benefit.

With the Premium Protection Plus rider, the Death Benefit is the greater of (a) the Contract Value as of the effective date of the Death Benefit Adjustment or (b) the GMDB amount. The initial GMDB amount is equal to your initial purchase payment (excluding extra credits, if applicable). If we allow you to add the rider on a subsequent contract anniversary, the initial GMDB amount will be equal to the then current Contract Value. The GMDB amount is increased for additional purchase payments. You may take withdrawals up to your annual maximum annual withdrawal under your respective GLWB rider until the contract anniversary after the annuitant turns 85 without reducing the GMDB amount. Following the contract anniversary after the annuitant turns 85, withdrawals up to your maximum annual withdrawal under your GLWB rider reduce the GMDB amount dollar for dollar.

If your surviving spouse chooses to continue the contract under the spousal continuation option and becomes the sole owner and annuitant, the GMDB amount will be set equal to the Contract Value (after the application of any Death Benefit Adjustment) if it is greater than the current GMDB amount.

The Premium Protection Plus rider provides for a one-time step-up of the GMDB amount on the seventh rider anniversary. If, on the seventh rider anniversary, your Contract Value is greater than the GMDB amount, we will set your GMDB amount equal to your Contract Value.

Excess Withdrawals.

When computing the Premium Protection Plus rider Death Benefit, the GMDB amount is reduced by any excess withdrawals. An excess withdrawal is the amount a withdrawal exceeds the maximum annual withdrawal you may take under the GLWB rider you own. For example, assume the maximum annual withdrawal you may withdraw is $5,000 under your GLWB rider and in one contract year you withdraw $6,000. The $1,000 difference between the $6,000 withdrawn and the $5,000 maximum annual withdrawal limit would be an excess withdrawal. Allowable annual withdrawals begin under the GLWB riders when the annuitant reaches 59½, so any withdrawal before the annuitant is 59½ is an excess withdrawal.

An excess withdrawal will reduce the GMDB amount by the greater of (a) the same percentage the excess withdrawal reduces your Contract Value (i.e. pro-rata) or (b) the dollar amount of the excess withdrawal. For example, assume the annuitant is 65 and your GMDB amount is $100,000 at the beginning of the contract year and your maximum annual withdrawal under your GLWB rider is $5,000. Assume your Contract Value is $90,000 and you withdraw $6,000. First we process that portion of the withdrawal up to your maximum annual withdrawal, which is $5,000. Because the annuitant is less than 85 years old, your GMDB amount is not reduced for that portion of the withdrawal that is equal to your maximum annual withdrawal, $5,000. Your Contract Value decreases to $85,000. Then we process that portion of the withdrawal in excess of your maximum annual withdrawal under your GLWB rider, which is $1,000. Your GMDB amount will be reduced to $98,824, i.e. $100,000 x (1 — $1,000/$85,000) because the pro-rata reduction of $1,176 is greater than the dollar amount of your $1,000 excess withdrawal. Your Contract Value will be reduced to $84,000.

For another example, assume the same facts above except your Contract Value prior to the withdrawal is $120,000. After we process the maximum annual withdrawal portion of your withdrawal, $5,000, your GMDB amount remains $100,000 and your Contract Value is $115,000. After we process the portion of your withdrawal in excess of your maximum annual withdrawal, your GMDB amount will be reduced to $99,000 ($100,000 — $1,000) because the dollar for dollar reduction of $1,000 is greater than the pro-rata reduction of $870 ($1,000/$115,000 x $100,000). Your Contract Value will be reduced to $114,000.

Because the allowable annual withdrawals under the GLWB riders begin when the annuitant is 59½, any withdrawal under the contract prior to the annuitant reaching age 59½ is an excess withdrawal under the Premium Protection Plus rider. Since excess withdrawals may reduce your GMDB amount by an amount greater than the dollar value of your withdrawal, any withdrawals you take before the annuitant is 59½ may significantly reduce or eliminate the Death Benefit under this rider.

Rider Charge.

There is an annual charge for the Premium Protection Plus rider of 0.45% of your GMDB amount. We may increase the charge for this rider on the seventh rider anniversary if your GMDB amount is set equal to your Contract Value. The new

Form 8524

charge will be no higher than the then current charge for new issues of the rider or if we are not issuing the rider, a rate we declare, in our sole discretion. We guarantee the new charge will not exceed 0.90%. If we notify you of a charge increase effective upon the step-up on the seventh rider anniversary, you may decline to accept an increase in the charge for the rider by declining the step-up within 30 days in a form acceptable to us.

We reserve the right to lower the charge for this rider at any contract anniversary. If we do lower the charge for the rider, we reserve the right to increase the charge up to the original charge on any contract anniversary.

On each anniversary the charge for the Premium Protection Plus rider will be deducted on a pro rata basis in proportion to your current investment option allocations, but will not be deducted from the Enhanced DCA account. We reserve the right to prorate the annual charge for the rider if (i) the annuitant dies, (ii) you surrender the contract, (iii) the rider is terminated due to the termination of your GLWB, or (iv) you annuitize your contract.

Termination.

If you choose the Premium Protection Plus rider, you cannot later discontinue it unless we otherwise agree. This rider will terminate if:

●	your contract terminates according to its terms (unless otherwise provided in this rider);

●	your GMDB amount is reduced to zero;

●	your Contract Value goes to zero because of an excess withdrawal;

●	you enter the Lifetime Annuity Period under your GLWB rider because your Contract Value is reduced to zero (other than by an excess withdrawal);

●	your GLWB rider terminates;

●	you annuitize your contract;

●	the annuitant dies, except in the case of spousal continuation;

●	you transfer or assign your contract or the benefits under the rider, except in the case of spousal continuation; or

●	you exercise the 8-year guaranteed principal protection rider.

Since you may have the Premium Protection Plus rider only if you have the GLWB (2012) or GLWB Plus rider, any termination of your GLWB rider will automatically terminate the Premium Protection Plus rider as well. If you have purchased the Premium Protection Plus rider and violate the investment restrictions of your GLWB, both the GLWB rider and the Premium Protection Plus rider will be terminated.

Required Minimum Distributions (Qualified Contracts Only).

If you are required to take withdrawals from your contract under the Required Minimum Distribution regulations under the Code, we will allow you to take your Required Minimum Distribution (or “RMD”) for a given year without treating it as an excess withdrawal even if it exceeds your maximum annual withdrawal under your GLWB rider. Please note that RMDs are calculated on a calendar year basis and your maximum annual withdrawal under your GLWB rider is calculated on a contract year basis. Any RMD you take until the contract anniversary after the annuitant is 85 years old will not reduce the GMDB amount. Any RMD you take following the contract anniversary after the annuitant is 85 will reduce your GMDB amount dollar for dollar. Any withdrawals in a contract year that exceed your maximum annual withdrawal and your RMD will be considered excess withdrawals. You may withdraw your RMD under this rider without a surrender charge even if your RMD exceeds 10% of your Contract Value.

You will receive RMD treatment on or after January 1 of the first calendar year after your contract was issued. To elect monthly RMD treatment, you must provide Notice to us on or before January 25 of that calendar year and you must elect a monthly payment date on or before the 25th day of the month. If the date you elect is not the end of a Valuation Period (generally, a day when the NYSE is open), we will make the payment on, and as of, the end of the next applicable Valuation Period. If you elect monthly RMD treatment, we will pay you the greater of your RMD or your maximum annual withdrawal on a monthly basis each month. Once you elect monthly RMD treatment, you cannot revoke it. You may elect to not take a monthly withdrawal by providing Notice to us, but you will not be able to take that withdrawal later and still receive RMD treatment for it. If you do later take such withdrawal, it will be considered an excess withdrawal.

If you die and your spouse elects to continue the contract, your spouse may revoke monthly RMD treatment by providing Notice to us within 30 days of the later of the date of spousal continuation or December 31 of the calendar year in which

Form 8524

you died. If your spouse revokes monthly RMD treatment, he or she may elect monthly RMD treatment in the future when he or she is required to take RMDs from the contract. If your spouse continues the contract, is eligible for monthly RMD treatment and does not revoke monthly RMD treatment, he or she will continue to receive monthly RMD treatment with the applicable RMD amount based upon the continuing spouse’s age beginning in the calendar year after you die.

We reserve the right to modify or eliminate RMD treatment if there is any change to the Code or regulations regarding RMDs, including guidance by the Internal Revenue Service. We will provide you 30 days written notice, when practicable, of any modifications to or termination of the RMD treatment with the Premium Protection rider.

Premium Protection Plus (Joint Life).

In those states where permitted, in the past we also offered a joint life version of the Premium Protection Plus rider (“Joint Premium Protection Plus”). The Joint Premium Protection Plus rider is the same as the Premium Protection Plus rider except as described below.

The Joint Premium Protection Plus rider is available only when purchased in conjunction with the Joint GLWB (2012) or Joint GLWB Plus described later in this prospectus. If you purchase this rider, you cannot have any other rider except the Joint GLWB (2012), Joint GLWB Plus, a deferral credit rider or the 8-year guaranteed principal protection rider.

Allowable annual withdrawals begin under the Joint GLWB (2012) or Joint GLWB Plus rider when the youngest Participating Spouse reaches 59½, so any withdrawal before the youngest Participating Spouse is 59½ (including any RMD) is an excess withdrawal. Maximum annual withdrawals under the Joint GLWB (2012) or Joint GLWB Plus are also based on the age of the youngest Participating Spouse, so the maximum amount you may withdraw under the Joint Premium Protection Plus rider will depend on the age of the youngest Participating Spouse. You are not eligible for RMD treatment with the Joint Premium Protection Plus rider until the youngest Participating Spouse is 59½ years old. (Please see the description of the Joint GLWB (2012) or Joint GLWB Plus later in this prospectus for more details on the Participating Spouse.)

GMDBR80 Plus/GMDBR85 Plus.

In those states where permitted, in the past we may have offered the GMDBR80 Plus or GMDBR85 Plus at the time the contract was issued. You could not purchase either of these riders once the annuitant was 76 years old.

With the GMDBR80 Plus and GMDBR85 Plus, the death benefit is the greater of (a) the Contract Value as of the effective date of the death benefit adjustment or (b) the GMDB amount. The initial GMDB amount is total net purchase payments made when you purchase the contract and within the first three months after the contract is issued. The GMDB amount is adjusted for withdrawals from the contract as described below and is increased by (i) additional purchase payments and (ii) an increase for each valuation period, until the annuitant attains age 80 (or age 85 for GMDBR85 Plus), at an effective annual rate of 6% for values in variable portfolios (other than the Fidelity® VIP Government Money Market Portfolio). Values in the Fidelity® VIP Government Money Market Portfolio or the Fixed Accumulation Account will accumulate at the lesser of 6% or the rate being credited to the Fidelity® VIP Government Money Market Portfolio or the Fixed Accumulation Account on those days in which the values are so allocated. During the free look period, a different rate may apply in certain states. The total death benefit amount with GMDBR80 Plus shall not exceed two times your total net purchase payments, adjusted for withdrawals. There is no maximum benefit amount for the GMDBR85 Plus.

Any withdrawals in a contract year equal to or less than 6% of the GMDB amount as of the beginning of that year will reduce the GMDB amount and the maximum death benefit amount by the amount of such withdrawals. Any withdrawals in a contract year in excess of 6% of the GMDB amount as of the beginning of that year will reduce the GMDB and maximum death benefit amounts pro rata. In other words, under the pro rata adjustment, the guaranteed minimum death benefit amount and the maximum death benefit amount will both be reduced by the same percentage that the Contract Value was reduced because of the withdrawal in excess of 6%. There is an additional annual charge for this option of 0.25% of the GMDBR80 Plus amount (which rate may be increased to no more than 0.30% on contracts issued in the future), or 0.45% for the GMDBR85 Plus amount. On each anniversary the charge for the rider will be deducted on a pro rata basis in proportion to your current investment option allocations, but will not be deducted from the Enhanced DCA account.

The only differences between the GMDBR80 Plus and GMDBR85 Plus are that the GMDBR85 Plus accumulation period goes to 85 instead of 80, the cost is 0.45% instead of 0.25% and there is no maximum benefit for the GMDBR85 Plus.

5% GMDBR80 Plus/GMDBR85 Plus.

In those states where permitted, in the past we offered the 5% GMDBR80 Plus at the time the contract was issued.In the past, we offered the 5% GMDBR85 Plus. You cannot purchase either of these riders once the annuitant is 76 years old.

Form 8524

With the 5% GMDBR80 Plus and the 5% GMDBR85 Plus, the death benefit is the greater of (a) the Contract Value as of the effective date of the Death Benefit Adjustment or (b) the GMDB amount. The initial GMDB amount is total net purchase payments made when you purchase the contract and within the first three months after the contract is issued. The GMDB amount is adjusted for withdrawals from the contract as described below and is increased by (i) additional purchase payments and (ii) an increase for each valuation period, until the annuitant attains age 80 (or age 85 for 5% GMDBR85 Plus), at an effective annual rate of 5% for values in variable portfolios (other than the Fidelity® VIP Government Money Market Portfolio). Values in the Fidelity® VIP Government Money Market Portfolio or the Fixed Accumulation Account will accumulate at the lesser of 5% or the rate being credited to the Fidelity® VIP Government Money Market Portfolio or the Fixed Accumulation Account on those days in which the values are so allocated. During the free look period, a different rate may apply in certain states. The total death benefit amount with 5% GMDBR80 Plus shall not exceed two times your total net purchase payments, adjusted for withdrawals. There is no maximum benefit amount for the 5% GMDBR85 Plus.

Any withdrawals in a contract year equal to or less than 5% of the GMDB amount as of the beginning of that year will reduce the GMDB amount and the maximum death benefit amount by the amount of such withdrawals. Any withdrawals in a contract year in excess of 5% of the GMDB amount as of the beginning of that year will reduce the GMDB and maximum death benefit amounts pro rata. In other words, under the pro rata adjustment, the guaranteed minimum death benefit amount and the maximum death benefit amount will both be reduced by the same percentage that the Contract Value was reduced because of the withdrawal in excess of 5%. There is an additional annual charge for this option of 0.45% of the 5% GMDBR80 Plus amount or 0.70% for the 5% GMDBR85 Plus amount. On each anniversary the charge for the rider will be deducted on a pro rata basis in proportion to your current investment option allocations, but will not be deducted from the Enhanced DCA account.

The only differences between the 5% GMDBR80 Plus and 5% GMDBR85 Plus are that the 5% GMDBR85 Plus accumulation period goes to 85 instead of 80, the cost is 0.70% instead of 0.45% and there is no maximum benefit for the 5% GMDBR85 Plus.

Annual Reset Death Benefit Rider.

The following describes the optional Annual Reset Death Benefit riders (“ARDBR”) that we offered in the past. Not all of the riders may have been available in all states. You may only have one of the ARDBR riders on your contract. The ARDBR riders we have offered in the past are referred to as the "ARDBR," "ARDBR II" and "ARDBR (2009)". Generally, the ARDBR riders provide a death benefit equal to the greater of the “earnings base” or the “step-up base” as described below. The ARDBR riders allow you to reset the earnings base each contract year.

ARDBR (2009)

In those states where permitted, we offered the ARDBR (2009) at the time the contract was issued. This rider was available only when purchased in conjunction with the GMIB Plus with Annual Reset (2009) rider described later in this prospectus. If the ARDBR (2009) was available, you could not purchase the ARDBR II or ARDBR. You could not purchase the ARDBR (2009) before the annuitant was 45 years old or once the annuitant was 76 years old. With this optional rider, the death benefit is the greater of (a) the Contract Value as of the effective date of the death benefit adjustment or (b) the GMDB amount. The GMDB amount with the ARDBR (2009) is the greater of the (a) “earnings base” or (b) “step-up base.”

Earnings Base The initial earnings base is equal to total net purchase payments made when you purchase the contract and within the first three months after the contract is issued. The earnings base is adjusted for withdrawals and is increased by (i) additional purchase payments and (ii) an increase for each valuation period, until the first contract anniversary after the annuitant’s 85th birthday, at an annual effective rate equal to the guaranteed earnings rate for values in variable portfolios. However, Contract Values allocated to the Fixed Accumulation Account will accumulate at the lesser of the guaranteed earnings rate or the rate of return being earned in that account. The guaranteed earnings rate for ARDBR (2009) is 5%.

The earnings base is decreased by withdrawals. Beginning 30 days after the rider is issued, any withdrawals you take during a contract year less than or equal to the ARDBR withdrawal amount will reduce the earnings base by the amount of such withdrawals, in other words dollar for dollar. The ARDBR withdrawal amount is determined by multiplying the ARDBR withdrawal percentage by the earnings base as of the beginning of the contract year. The ARDBR withdrawal percentage for ARDBR (2009) is 5%. For example, if the earnings base as of the beginning of the contract year is $100,000, withdrawals of $5,000 or less in that contract year will reduce the earnings base dollar for dollar. Beginning with the contract anniversary after the annuitant reaches age 85, withdrawals you make during a contract year equal to or less than ARDBR withdrawal amount will not reduce the earnings base.

Form 8524

If you take withdrawals before the end of the year, there is a risk that the amount of your earnings base at the beginning of the next contract year will be less than the earnings base at the beginning of the current contract year, which would then reduce the amount that you can withdraw on a dollar for dollar basis in the next contract year. However, if you set up a systematic withdrawal program on a monthly, quarterly or semi-annual basis, we will adjust the earnings base at the beginning of the next contract year so that it equals the earnings base at the beginning of the current contract year as long as (a) you have not made any withdrawals before the earlier of (i) 31 days after the rider was issued, or (ii) the end of the first such periodic payment period, and (b) you have no amounts allocated to the Fixed Accumulation Account.

Any withdrawals you take in the first 30 days after the rider is issued and any withdrawals in excess of the ARDBR withdrawal amount will reduce the earnings base pro rata. Under a pro rata reduction, the earnings base will be reduced by the same percentage the withdrawal in excess of the ARDBR withdrawal amount reduces your Contract Value. If your Contract Value is lower than your earnings base, a pro rata reduction will reduce your earnings base by a greater amount than a dollar for dollar reduction would. For example, assume you have already withdrawn your ARDBR withdrawal amount. If your Contract Value is $100,000, your earnings base is $110,000 and you withdraw another $1,000, your earnings base will be reduced to $108,900, i.e. $110,000 – ([$1,000/$100,000] x $110,000). If your Contract Value is higher than your earnings base, a pro rata reduction will reduce your earnings base less than a dollar for dollar reduction would. For example, assume you have already withdrawn your ARDBR withdrawal amount. If your Contract Value is $110,000, your earnings base is $100,000 and you withdraw another $1,000, your earnings base will be reduced to $99,090, i.e. $100,000 – ([$1,000/$110,000] x $100,000).

The earnings base shall not exceed 15 times your total net purchase payments, minus amounts for any withdrawals from your contract. This means that, unless the step-up base is higher, the total death benefit amount with this rider will not exceed 15 times your total net purchase payments. Any withdrawals you take during a contract year less than or equal to the ARDBR withdrawal amount will reduce the maximum earnings base by the amount of such withdrawals, in other words dollar for dollar. Any withdrawals in excess of the ARDBR withdrawal amount will reduce the maximum earnings base pro rata.

Step-Up Base. At contract issue, the step-up base equals net purchase payments. On each contract anniversary, the step-up base will increase, until the anniversary following the annuitant’s 85th birthday, to the Contract Value if greater than the prior step-up base. The step-up base is increased by the amount of each subsequent net purchase payment at the time of payment. All withdrawals are taken from the step-up base on a pro rata basis. That means the step-up base will be reduced by the same percentage the withdrawal reduces your Contract Value.

Resets. On any contract anniversary, you may elect to reset the ARDBR (2009) by resetting the GMIB Plus with Annual Reset (2009) rider described later in this prospectus. On reset, the ARDBR (2009) earnings base and the GMIB Plus with Annual Reset (2009) rider guaranteed earnings income base will both be reset to the then-current Contract Value. Therefore, if you reset to a higher base, your death benefit under the ARDBR (2009) and income benefit under the GMIB Plus with Annual Reset (2009) rider will increase. If you reset, the ARDBR maximum earnings base will be reset to 15 times the then-current Contract Value. Because you may only reset the ARDBR (2009) by resetting the GMIB Plus with Annual Reset (2009) and because you may decline an increase in charge for the GMIB Plus with Annual Reset (2009) by refusing such reset, please note that if you decline a charge increase with the GMIB Plus with Annual Reset (2009) rider by refusing the reset of the guaranteed earnings income base, you will not be able to reset the ARDBR (2009).

Rider Charge. There is an additional annual charge for the ARDBR (2009) of 0.85% of your death benefit amount. Effective May 28, 2021, the annual charge is 1.40%. This new charge will apply to your rider if you elect to reset the rider. We may increase the charge for this rider on any reset. The new charge will be no higher than the then current charge for new issues of the ARDBR (2009), which we guarantee will not exceed 1.40%. On each anniversary the charge for the rider will be deducted on a pro rata basis in proportion to your current investment option allocations, but will not be deducted from the Enhanced DCA account.

The ARDBR (2009) is available only when purchased in conjunction with the GMIB Plus with Annual Reset (2009).

Termination. Since you may only have the ARDBR (2009) if you have the GMIB Plus with Annual Reset (2009) rider, any termination of the GMIB Plus with Annual Reset (2009) rider will automatically terminate the ARDBR (2009) as well. If you have purchased the ARDBR (2009) and violate the investment restrictions of the GMIB Plus with Annual Reset (2009), both the GMIB Plus with Annual Reset (2009) rider and the ARDBR (2009) will be terminated.

You may terminate the ARDBR (2009) as of any contract anniversary by providing Notice to us prior to or within 15 days of that anniversary. If you choose to terminate the rider by providing Notice to us prior to the contract anniversary, a full annual rider charge will be assessed without being prorated to the date of termination.

Form 8524

ARDBR

If the ARDBR (2009) or the ARDBR II was not available, in those states where permitted, we offered the ARDBR at the time the contract was issued. This rider was available only when purchased in conjunction with the GMIB Plus with Annual Reset described later in this prospectus. You could not purchase the ARDBR after the annuitant was age 75. With this optional rider, the death benefit is the greater of (a) the Contract Value as of the effective date of the death benefit adjustment or (b) the GMDB amount. The GMDB amount with the ARDBR is the greater of the (i) “earnings base” or (ii) “step-up base”.

Earnings Base. The initial earnings base is equal to total net purchase payments made when you purchase the contract and within the first three months after the contract is issued. The earnings base is adjusted for withdrawals and is increased by (i) additional purchase payments and (ii) an increase for each valuation period, until the annuitant reaches age 85, at an annual effective rate of 6% for values in variable portfolios (other than the Fidelity® VIP Government Money Market Portfolio). However, Contract Values allocated in the Fidelity® VIP Government Money Market Portfolio or the Fixed Accumulation Account will earn the rate of return being earned in those accounts. The earnings base is decreased by withdrawals. Any withdrawals during a contract year less than or equal to 6% of the earnings base as of the beginning of the contract year will reduce the earnings base by the amount of such withdrawals, in other words dollar for dollar. Any withdrawals in excess of 6% of the earnings base at the beginning of the contract year will reduce the earnings base pro rata. Under a pro rata reduction, the earnings base will decrease by the same percentage reduction of the Contract Value that resulted from the withdrawal in excess of 6%.

Step-Up Base. At contract issue, the step-up base equals net purchase payments. Each contract anniversary, the step-up base will increase, until the anniversary following the annuitant’s 85th birthday, to the Contract Value if greater than the prior step-up base. The step-up base is increased by the amount of each subsequent net purchase payment at the time of payment. All withdrawals are taken from the step-up base on a pro rata basis.

Resets. On any contract anniversary, you may elect to reset the ARDBR by resetting the GMIB Plus with Annual Reset. On reset, the ARDBR earnings base and the GMIB Plus with Annual Reset’s guaranteed earnings income base will both equal the then-current Contract Value. Therefore, if you reset to a higher base, your death benefit under the ARDBR and income benefit under the GMIB Plus with Annual Reset will increase.

Rider Charge. There is an additional annual charge for the ARDBR of 0.60% of your death benefit amount. On each anniversary the charge for the rider will be deducted on a pro rata basis in proportion to your current investment option allocations, but will not be deducted from the Enhanced DCA account.

Termination. You may cancel the ARDBR as of any contract anniversary by providing Notice to us prior to or within 15 days of that anniversary. If you choose to terminate the rider by providing Notice to us prior to the contract anniversary, a full annual rider charge will be assessed without being prorated to the date of termination.

ARDBR II

If the ARDBR (2009) was not available, in those states where permitted, we may have offered a version of the ARDBR referred to as the “ARDBR II”. If the ARDBR II was available, you could not select the ARDBR. This rider was available only when purchased in conjunction with the GMIB Plus with Annual Reset II rider described later in this prospectus. The ARDBR II is identical to the ARDBR except as described below:

(1)	You could not purchase the ARDBR II once the annuitant was 79 years old.

(2)

The earnings base stops accumulating on the first contract anniversary after the annuitant’s 85th birthday. Beginning at that time, withdrawals you make during a contract year equal to or less than 6% of the earnings base will not reduce the earnings base.

(3)

The annual charge for the ARDBR II is 0.80% of your death benefit amount (0.95% for issue ages 75 to 78). Effective May 28, 2021, the annual charge is 1.10% (1.15% for issue ages 75 to 78). These new charges will apply to your rider if you elect to reset the rider. We may increase the charge for this rider on any reset once the applicable surrender charge period for your contract ends. The new charge will be no higher than the then current charge for new issues of the ARDBR II, which we guarantee will not exceed 1.00% (1.15% for issue ages 75 to 78).

On any contract anniversary, you may elect to reset the ARDBR II by resetting the GMIB Plus with Annual Reset II rider. On reset, the ARDBR II earnings base and the GMIB Plus with Annual Reset II rider’s guaranteed earnings income base will

Form 8524

both equal the then-current Contract Value. Therefore, if you reset to a higher base, your death benefit under the ARDBR II and income benefit under the GMIB Plus with Annual Reset II rider will increase. Please note that if you decline a charge increase with the GMIB Plus with Annual Reset II rider by refusing a reset of the guaranteed earnings income base, you will not be able to reset the ARDBR II.

Since you may only purchase the ARDBR II if you purchase the GMIB Plus with Annual Reset II rider, any termination of the GMIB Plus with Annual Reset II rider will automatically terminate the ARDBR II as well. If you have purchased the ARDBR II, have chosen to abide by the investment restrictions with the GMIB Plus with Annual Reset II rider and subsequently violate the investment restrictions, both the GMIB Plus with Annual Reset II rider and the ARDBR II will be terminated.

Gain Enhancement Benefit.

In those states where permitted, we offer Gain Enhancement Benefit (“GEB”) riders at the time the contract is issued. You cannot purchase these riders once the annuitant is 76 years old. This benefit will never exceed $1,000,000. With the GEB option, the following amount will be added to any other amount payable upon the annuitant’s death:

●	25% of the lesser of (a) two times net purchase payments less pro rata withdrawals or (b) the total Contract Value on the date of death minus net purchase payments less pro rata withdrawals; or

●

40% of the lesser of (a) two and a half times net purchase payments less pro rata withdrawals, or (b) the total Contract Value on the date of death minus net purchase payments less pro rata withdrawals. This is the GEB “Plus.”

For the regular GEB option, there is an additional annual charge of 0.15% of the Contract Value (or 0.30% if the annuitant is age 71 to 75 when your contract is issued). If you choose the GEB “Plus,” the charge is 0.30% of the Contract Value (or 0.60% for issue ages 71 to 75). On each anniversary the charge for the rider will be deducted on a pro rata basis in proportion to your current investment option allocations, but will not be deducted from the Enhanced DCA account. After the contract has been in effect for 6 months, any purchase payments made within 6 months before the date of death will not be included for calculating the amount of this benefit. You may choose GEB in addition to one of the other death benefit options. If you choose GEB, you cannot later discontinue it. That means even if the GEB will be of no further benefit to you, you will continue to be charged for it.

Death Benefit Examples.

Please see Appendix B for examples of how the various death benefits work.

Form 8524

Annuity Period

Annuity Payout Date

Annuity payments begin on the annuity payout date. You may select this date when the contract is issued. It must be at least 30 days after the contract date. You may change it at any time by providing Notice to us prior to the earlier of (i) the annuitant’s death or (ii) the annuity payout date. The contract restricts the annuity payout date to not later than the first of the month following the annuitant’s 90th birthday. This restriction may be modified by applicable state law, or we may agree to waive it or to allow the annuitant to defer receiving annuity payments. If you choose to defer receiving annuity payments, unless a rider provides otherwise, your contract will no longer qualify for any guaranteed living benefit or the Death Benefit Adjustment upon the death of the Annuitant.

The contracts include our guarantee that we will pay annuity payments for the lifetime of the annuitant (and any joint annuitant) in accordance with the contract’s annuity rates, no matter how long you live.

Once annuity payments begin, you may not surrender the contract for cash except that, upon the death of the annuitant, we may permit the beneficiary, at our sole discretion, to surrender the contract for the commuted value of any remaining period-certain payments.

Annuity Options

You may elect one or more of the following annuity options. You may change the election any time before the annuity payout date. The variable part of the Contract Value will be used to provide a variable annuity and the fixed portion of the contract will be used to provide a fixed annuity, unless you elect otherwise.

Option 1(a):

Life Annuity with installment payments for the lifetime of the annuitant. (The contract has no more value after the annuitant’s death). Under this annuity option, it is possible to receive only one annuity payment.

Option 1(b):	Life Annuity with installment payments guaranteed for five years and then continuing during the remaining lifetime of the annuitant.
Option 1(c):	Life Annuity with installment payments guaranteed for ten years and then continuing during the remaining lifetime of the annuitant.
Option 1(d):

Installment Refund Life Annuity with payments guaranteed for a period certain and then continuing during the remaining lifetime of the annuitant. The number of period-certain payments is equal to the amount applied under this option divided by the amount of the first payment.

Option 2(a):

Joint & Survivor Life Annuity with installment payments during the lifetime of the annuitant and then continuing during the lifetime of a contingent annuitant. (The contract has no more value after the second annuitant’s death.) Under this annuity option, it is possible to receive only one annuity payment.

Option 2(b):	Joint & Survivor Life Annuity with installment payments guaranteed for ten years and then continuing during the remaining lifetime of the annuitant or a contingent annuitant.

We may agree to other settlement options.

Unless you direct otherwise, we will apply the Contract Value as of the annuity payout date to provide annuity payments pro-rata from each Fund in the same proportion as the Contract Values immediately before the annuity payout date.

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If no election is in effect on the annuity payout date, we will apply Contract Value under Option 1(c) with the beneficiary as payee for any remaining period-certain installments payable after the death of the annuitant. The Pension Reform Act of 1974 might require certain contracts to provide a Joint and Survivor Annuity. If the contingent annuitant is not related to the annuitant, Options 2(a) and 2(b) are available only if we agree.

Determination of Amount of the First Variable Annuity Payment

To determine the first variable annuity payment we apply the Contract Value for each Fund in accordance with the contract’s settlement option tables. We divide the account value by $1,000 and then multiply the result by the applicable factor in the contract’s settlement option tables. The rates in those tables depend upon the annuitant’s (and any contingent annuitant’s) age and sex and the option selected. The annuitant’s sex is not a factor in contracts issued to plans sponsored by employers subject to Title VII of the Civil Rights Act of 1964 or similar state statutes. We determine the value to be applied at the end of a valuation period (selected by us and uniformly applied) not more than 10 valuation periods before the annuity payout date.

If the amount that would be applied under an option is less than $5,000, we will pay the Contract Value to the annuitant in a single sum. If the first periodic payment under any option would be less than $25, we may change the frequency of payments so that the first payment is at least $25.

Annuity Units and Variable Payments

After your first annuity payment, later variable annuity payments will vary to reflect the investment performance of your Funds. The amount of each payment depends on the number of your annuity units. To determine the number of annuity units for each Fund, divide the dollar amount of the first annuity payment from each Fund by the value of that Fund’s annuity unit. This number of annuity units remains constant during the annuity payment period unless you transfer among Funds.

We set the annuity unit value for each Fund for the valuation period when the first variable annuity was calculated for these contracts. The annuity unit value for each later valuation period equals the annuity unit value for the immediately preceding valuation period multiplied by the net investment factor for such later valuation period and by a factor (0.999919 for a one-day valuation period) to neutralize an assumed interest rate of 3%. A higher interest assumption would mean a higher initial annuity payment but a more slowly rising series of subsequent annuity payments if annuity unit values were increasing (or a more rapidly falling series of subsequent annuity payments if annuity unit values were decreasing). A lower interest assumption would have the opposite effect. If the actual net investment rate were equal to the assumed interest rate, annuity payments would stay level.

The dollar amount of each later variable annuity payment equals your constant number of annuity units for each Fund multiplied by the value of the annuity unit for the valuation period.

Transfers During Annuity Payout

After annuity payments have been made for at least 12 months, the annuitant can change the Funds on which variable annuity payments are based. There is no transfer fee during annuity payout. Transfers may not be made between guaranteed and variable accounts during annuity payout. You may change the underlying Funds by providing Notice to us in writing at our home Office. Upon receipt of your request, we will change that portion of the periodic variable annuity payment as you direct to reflect the investment results of different Funds. To do this, we convert the number of annuity units being changed to the number of annuity units of the Funds to which you are changing. If an annuity payment is already in process at the time we receive your request to change the Fund allocations, the change will not be reflected in your next annuity payment. It will be reflected in the payment received thereafter.

Form 8524

Optional Living Benefit Riders

Optional Guaranteed Minimum Income Benefit (“GMIB”) Riders

This section describes the optional Guaranteed Minimum Income Benefit (“GMIB”) riders that we offered in the past. Not all of the riders may have been available in all states. You may only have one of the GMIB riders on your contract. Except as described below, if you choose a GMIB rider, you cannot later discontinue it. The GMIB riders we offered in the past are the GMIB Plus with Annual Reset (2009), GMIB Plus with Annual Reset II, GMIB Plus with Five Year Reset II, GMIB Plus with Annual Reset, GMIB Plus with Five Year Reset, GMIB Plus and GMIB. The GMIB riders guarantee minimum lifetime fixed income in monthly annuity payments.

Any guarantees under the contract that exceed the value of your interest in the separate account VAA such as those associated with the GMIB riders, are paid from our general account (not the VAA). Therefore, any amounts that we may pay under the contract in excess of your interest in the VAA are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. In the event of an insolvency or receivership, payments we make from our general account to satisfy claims under the contract would generally receive the same priority as our other policyholder obligations.

GMIB Plus with Annual Reset (2009)

In those states where permitted, we offered the GMIB Plus with Annual Reset (2009) rider at the time the contract is issued. You may not purchase the GMIB Plus with Annual Reset (2009) before the annuitant is age 45 or once the annuitant is age 79. If the GMIB Plus with Annual Reset (2009) was available, you could not purchase the GMIB Plus with Annual Reset or GMIB Plus with Annual Reset II. If the GLWB or Joint GLWB was available, you could not purchase the GMIB Plus with Annual Reset (2009).

The following is a summary of the GMIB Plus with Annual Reset (2009) rider. There are several terms used in this summary that are defined in the paragraphs below. The rider permits you take a withdrawal amount annually that equals 5% of your guaranteed earnings income base regardless of your Contract Value and without paying a surrender charge. Your permitted withdrawal amount will change at the beginning of each contract year to reflect any withdrawals taken in the prior contract year. After 10 years, you may begin to receive the guaranteed minimum income benefit payments described in this rider. You may choose to receive annuity payments as provided in your contract during the 10 year period, but your GMIB Plus with Annual Reset (2009) rider will then be of no further value to you. Your GMIB payments will be determined by applying your guaranteed income base to the annuity tables in the rider. The guaranteed income base is the greater of (a) your guaranteed earnings income base or (b) your step-up base. Your guaranteed earnings income base takes into account net purchase payments, a specified increase for each valuation period of your Contract Value, and withdrawals. Your step-up base is an amount that takes into account any increases to your Contract Value on each contract anniversary before annuitization. Certain contract owner actions can increase or decrease the base amounts (for example, making additional purchase payments, not taking permitted annual withdrawals, or withdrawals more than the annual amount permitted under the rider).

Guaranteed earnings income base.

The initial guaranteed earnings income base is equal to total net purchase payments made when you purchase the contract and within the first three months after the contract is issued. The guaranteed earnings income base is adjusted for withdrawals and is increased by (i) additional purchase payments and (ii) an increase for each valuation period, until the first contract anniversary after the annuitant’s 85th birthday, at an annual effective rate equal to the guaranteed earnings rate for values in variable portfolios. However, Contract Values allocated to the Fixed Accumulation Account will accumulate at the lesser of the guaranteed earnings rate or the rate of return being earned in that account. The guaranteed earnings rate for the GMIB Plus with Annual Reset (2009) is 5%.

The guaranteed earnings income base is decreased by withdrawals. Beginning 30 days after the rider is issued, any withdrawals you take during a contract year less than or equal to the GMIB withdrawal amount will reduce the guaranteed earnings income base by the amount of such withdrawals, in other words dollar for dollar. The GMIB withdrawal amount is determined by multiplying the GMIB withdrawal percentage by the guaranteed earnings income base as of the beginning of the contract year. The GMIB withdrawal percentage for the GMIB Plus with the Annual Reset (2009) is 5%. For example,

Form 8524

if the guaranteed earnings income base as of the beginning of the contract year is $100,000, withdrawals of $5,000 or less in that contract year will reduce the guaranteed earnings income base dollar for dollar. Beginning with the contract anniversary after the annuitant reaches age 85, withdrawals you make during a contract year equal to or less than GMIB withdrawal amount will not reduce the guaranteed earnings income base.

If you take withdrawals before the end of the year, there is a risk that the amount of your guaranteed earnings income base at the beginning of the next contract year will be less than the guaranteed earnings income base at the beginning of the current contract year, which would then reduce the amount that you can withdraw on a dollar for dollar basis in the next contract year. However, if you set up a systematic withdrawal program on a monthly, quarterly or semi-annual basis, we will adjust the guaranteed earnings income base at the beginning of the next contract year so that it equals the guaranteed earnings income base at the beginning of the current contract year as long as (a) you have not made any withdrawals before the earlier of (i) 31 days after the rider was issued, or (ii) the end of the first such periodic payment period, and (b) you have no amounts allocated to the Fixed Accumulation Account.

Any withdrawals you take in the first 30 days after the rider is issued and any withdrawals in excess of the GMIB withdrawal amount will reduce the guaranteed earnings income base pro rata. Under a pro rata reduction, the guaranteed earnings income base will be reduced by the same percentage that the withdrawal in excess of the GMIB withdrawal amount reduces your Contract Value. Only the portion of a withdrawal that is in excess of the GMIB withdrawal amount will reduce the guaranteed earnings income base pro rata. A pro rata reduction may materially reduce the income available under the GMIB rider in future years. Unless you are within the “no lapse” period described below, if you take an excess withdrawal and your Contract Value falls to zero, your rider and contract will terminate.

As an example of how withdrawals work under the GMIB Plus with Annual Reset (2009), assume your guaranteed earnings income base is $100,000 at the beginning of a contract year, so your GMIB withdrawal amount is $5,000 ($100,000 x .05). That means you can withdraw $5,000 dollar for dollar during that contract year. Assume your Contract Value is $90,000 and you take a withdrawal of $6,000. First, we process the portion of the withdrawal that is dollar for dollar, $5,000. Taking into account that portion of the withdrawal, your Contract Value is reduced to $85,000 and your guaranteed earnings income base to $95,000. Then, we process the portion of the withdrawal in excess of the GMIB withdrawal amount, $1,000. Because you have already taken your GMIB withdrawal amount, the $1,000 withdrawal will reduce the guaranteed earnings income base pro rata. Your guaranteed earnings income base is then reduced to $93,882, i.e. $95,000 – ([$1,000/$85,000] x $95,000).

The guaranteed earnings income base shall not exceed 15 times your total net purchase payments, minus amounts for any withdrawals from your contract. This means that, unless the step-up base is higher, the guaranteed income base, which is used to determine the monthly annuity payments under this rider, will not exceed 15 times your total net purchase payments. Any withdrawals you take during a contract year less than or equal to the GMIB withdrawal amount will reduce this limit by the amount of such withdrawals, in other words dollar for dollar. Any withdrawals in excess of the GMIB withdrawal amount will reduce this limit pro rata.

Step-up base.

At contract issue, the step-up base equals net purchase payments. The step-up base will increase automatically each contract anniversary, until the anniversary following the annuitant’s 85th birthday, if the Contract Value is higher than the previous step-up base. The step-up base is increased by the amount of each subsequent net purchase payment at the time of payment. All withdrawals are taken from the step-up base on a pro rata basis. That means the step-up base will be reduced by the same percentage the withdrawal reduces your Contract Value.

Annuitization.

You may not annuitize your contract under the rider until the GMIB Plus with Annual Reset (2009) rider has been in effect for at least 10 years. We may refer to this time period as the “10 year annuitization waiting period.” If you choose to receive annuity payments as provided in the contract or under a single premium annuity we offer instead of receiving GMIB payments, your GMIB rider will then be of no further value to you. You may elect to receive GMIB payments within 30 days after the rider’s 10th anniversary (or 10th anniversary of the date the rider was last reset, if applicable) or within 30 days after any later anniversary before the annuitant is age 91.

If the amount of annuity payments under the contract or under a single premium immediate annuity we offer at the time you elect to annuitize would be greater than the amount of payments under the GMIB Plus with Annual Reset (2009) rider, we will pay the larger amounts.

The guaranteed income base is used solely for the purpose of calculating GMIB payments. It does not provide a Contract Value or guarantee performance of any investment option. The level of lifetime income guaranteed by a GMIB rider

Form 8524

may be less than the income that our current annuity factors would provide because (a) GMIB payments may assume a lower interest rate and (b) GMIB payments may be based on an assumption that you will live longer than the mortality assumed in our then-offered immediate annuities.

In those states where permitted, you may qualify for guaranteed minimum annual annuitization levels if you meet the conditions described below. The guaranteed minimum annual annuitization levels equal the percentages specified below of the guaranteed income base if you take no withdrawals before the contract anniversary immediately prior to the corresponding annuitant’s birthday specified below and your Contract Value is reduced to zero on or after the contract anniversary immediately prior to the annuitant’s birthday specified below.

Annuitant’s Birthday	Minimum Annuitization Level
60th	5%
65th	5.5%
70th	6%

These guaranteed minimum annuitization levels only apply if (i) after you begin withdrawals on or after the ages specified above, you have never withdrawn in any one contract year more than 5% of the guaranteed earnings income base and (ii) you select annuity option 1, life annuity with period certain, paid in monthly installments, under the rider. The effect of these guaranteed annuitization levels is to allow you to continue to receive payments equal to or greater than what you were receiving prior to annuitization if you were withdrawing 5% of the guaranteed earnings income base at that time. For example, if you do not take any withdrawals until the annuitant is 65 and then only take withdrawals that are no more than 5% of the guaranteed earnings income base, you will receive payments of at least 5.5% when your Contract Value is reduced to zero. This only applies if you select annuity option 1, life annuity with period certain, paid in monthly installments.

No Lapse.

With the GMIB Plus with Annual Reset (2009) rider, there is a “no lapse” provision allowing annuitization if your Contract Value is reduced to zero before the initial 10 year annuitization waiting period ends. With this provision, if prior to the time you are eligible to annuitize using your guaranteed income base, your Contract Value becomes zero, you can, at your option, annuitize your contract using your guaranteed income base at the annuitization rates provided under the rider for your age at the time of annuitization. However, if during any one contract year you withdraw more than the GMIB withdrawal amount, the “no lapse” protection is not available from the point of that “excess” withdrawal forward and you will forfeit this protection. If the GMIB rider is reset and your Contract Value at time of reset is greater than the guaranteed income base, then the “no lapse” protection will be reinstated. If the GMIB rider is reset and your Contract Value at the time of reset is less than the guaranteed income base, the “no-lapse” protection will not be reinstated.

Investment Restrictions.

Effective March 3, 2017, in order to have the GMIB Plus with Annual Reset (2009) rider, you must allocate any variable account portion of your purchase payments and Contract Value to (a) one of AVIP Moderately Conservative Model Portfolio, AVIP Balanced Model Portfolio or AVIP Moderate Growth Model Portfolio or (b) in accordance with the Fund Category requirements described in “Investment Restrictions for Certain Optional Riders” and Appendix A. These revised requirements will only apply to you if you make additional purchase payments or transfer requests. You may allocate all or any portion of your purchase payments and Contract Value to the Fixed Accumulation Account. If you cease to comply with the requirements described in “Investment Restrictions for Certain Optional Riders” and Appendix A, we will terminate your GMIB Plus with Annual Reset (2009) rider. If the rider is so terminated, a prorated annual rider charge will be assessed.

Resets.

Subject to certain limitations, the GMIB Plus with Annual Reset (2009) rider provides you the option of resetting the guaranteed earnings income base to the current Contract Value each and every contract anniversary prior to the annuitant’s 81st birthday. If the Contract Value at the time of reset is higher than the guaranteed earnings income base and you reset, you may make larger withdrawals on a dollar for dollar basis from the new guaranteed earnings income base. At every eligible reset anniversary, you can reset the guaranteed earnings income base by notifying us within 30 days after the contract anniversary date in writing or other method we agree to. If you reset, the maximum guaranteed earnings income base will be reset to 15 times the then-current Contract Value. The guaranteed earnings income base is not reset automatically to the current Contract Value. You must elect to reset it.

Form 8524

If you elect to reset the guaranteed earnings income base, a new 10 year annuitization waiting period will begin. That is, you will not be eligible to annuitize using the guaranteed income base for the ten year period following the reset. You may choose to receive annuity payments as provided in your contract during the ten year period or under a single premium, immediate annuity we may generally make available at the time, but your GMIB rider will then be of no further value to you.

When the optional death benefit ARDBR (2009) has also been purchased, resetting the GMIB Plus with Annual Reset (2009) also resets the ARDBR (2009) earnings base. Resetting the GMIB Plus with Annual Reset (2009) is the only way in which the ARDBR (2009) can be reset.

Rider Charge.

There is an additional annual charge for the GMIB Plus with Annual Reset (2009) rider of 0.95% of your guaranteed income base. Effective May 28, 2021, the annual charge is 1.50%. This new charge will apply to your rider if you elect to reset the rider. We may increase the charge for this rider on any reset. The new charge will be no higher than the then current charge for new issues of the GMIB Plus with Annual Reset (2009) rider, which we guarantee will not exceed 1.50%. On each anniversary the charge for the rider will be deducted on a pro rata basis in proportion to your current investment option allocations, but will not be deducted from the Enhanced DCA account.

If you have notified us that you elect to reset and we notify you of a charge increase effective upon reset, you may decline to accept an increase in the charge for the rider by revoking your request to reset. If you wish to decline an increase in charge by revoking the reset, you must notify us in writing, or in any other manner acceptable to us, within 30 days after the contract anniversary the guaranteed earnings income base is reset. If you elect to reset the guaranteed earnings income base in the future, however, your rate will be increased upon reset to the then-current charge for the GMIB Plus with Annual Reset (2009) rider.

Please note that if you have purchased the ARDBR (2009) and you decline a charge increase with the GMIB Plus with Annual Reset (2009) rider by refusing a reset of the guaranteed earnings income base, you will not be able to reset the ARDBR (2009).

The annual charge for the rider will continue even if the underlying Funds’ investment performance surpasses the GMIB guarantees. The charge for the GMIB Plus with Annual Reset (2009) rider ends when you begin to receive annuity or GMIB payments, or the rider has expired at the first contract anniversary after the annuitant’s 90th birthday.

You may withdraw the GMIB withdrawal amount under the rider without a surrender charge even if that amount exceeds 10% of your Contract Value. We reserve the right to charge a withdrawal fee of up to the lesser of 2% of the amount withdrawn or $15 per withdrawal for withdrawals in excess of 14 in a contract year. We are not currently charging this fee. If charged, this fee would be assessed against your Contract Value and will not affect the amount you receive under this rider. In addition, the withdrawal fee will not be considered a withdrawal under the rider.

Since you may only purchase the ARDBR (2009) if you purchase the GMIB Plus with Annual Reset (2009) rider, any termination of the GMIB Plus with Annual Reset (2009) rider will automatically terminate the ARDBR (2009) as well. If you have purchased the ARDBR (2009) and subsequently violate the investment restrictions of the GMIB Plus with Annual Reset (2009), both the GMIB Plus with Annual Reset (2009) rider and the ARDBR (2009) will be terminated.

Required Minimum Distributions.

Tax qualified retirement plans and Individual Retirement Annuities have minimum distribution requirements. Your required minimum distribution per year may exceed your GMIB withdrawal amount which would result in a pro rata reduction in the guaranteed earnings income base. See “Federal Tax Status” and “Appendix E —IRA Disclosure Statement.” You could be subject to tax penalties if you do not begin taking withdrawals until after your required minimum distribution beginning date. Please consult your tax advisor to determine if the GMIB Plus with Annual Rest (2009) rider is appropriate for you.

Other versions

This section describes the other optional GMIB riders that we offered. Not all of the riders have been available in all states. You may only have one of the GMIB riders on your contract.

GMIB

You may have added a GMIB rider to your contract at the time the contract is issued. All of the GMIB riders guarantee minimum lifetime fixed income in monthly annuity payments.

Form 8524

The amount of these payments for the GMIB rider is determined by applying the “guaranteed income base” to the annuity tables in the GMIB rider. The guaranteed income base is the greater of (a) your “guaranteed earnings income base,” which is your total purchase payments, from the time the GMIB rider is issued until the GMIB payments begin or you reach age 85, accumulated at an annual rate of 6% or (b) your “step-up base,” which is your highest total Contract Value as of any contract anniversary before the annuitant attains age 80. The guaranteed income base is reduced proportionately for any withdrawals. If the annuitant is age 76 to 80 when the GMIB rider is purchased, the guaranteed annual rate is 4% instead of 6%. You may not purchase the GMIB rider after the annuitant is age 80.

If the amount of annuity payments under the contract or under a single premium immediate annuity we offer at the time you elect to annuitize would be greater than the amount of payments under the GMIB rider, we will pay the larger amounts.

If you choose the GMIB rider, there is an annual charge, at the end of each contract year, of 0.45% of the guaranteed income base as of each contract anniversary. The charge for the GMIB rider ends when you begin to receive annuity or GMIB payments, or the rider has expired at the later of your age 85 or 10 years after you purchased the rider. Except as described below, if you choose the GMIB rider, you cannot later discontinue it. The annual charge for the GMIB rider will continue even if the underlying Funds’ investment performance surpasses the GMIB guarantees. The GMIB rider is no longer available. Last available purchase date depends on state of contract issue. See your representative for more information.

You may not begin to receive GMIB payments until the GMIB rider has been in effect for at least 10 years. We may refer to this time period as the “ten year annuitization waiting period.” If you choose to receive annuity payments as provided in the contract or under a single premium annuity we offer instead of receiving GMIB payments, your GMIB rider will then be of no further value to you. You may elect to receive GMIB payments within 30 days after the rider’s 10th anniversary or within 30 days after any later anniversary before the annuitant is age 85. If the annuitant is age 76 to 80 when you purchase the GMIB rider, your GMIB payments must begin on the rider’s 10th anniversary.

The guaranteed income base is used solely for the purpose of calculating GMIB payments. It does not provide a Contract Value or guarantee performance of any investment option. The level of lifetime income guaranteed by GMIB may be less than the income that our current annuity factors would provide because, (a) GMIB payments may assume a lower interest rate and (b) GMIB payments may be based on an assumption that you will live longer than the mortality assumed in our then offered immediate annuities.

GMIB Plus

In those states where permitted, we offered a GMIB “Plus” rider. The GMIB Plus rider is no longer available. Last available purchase date depends on state of contract issue. See your representative for more information. The GMIB Plus rider is identical to the GMIB rider except for these three differences:

(1)

For the GMIB Plus rider, any withdrawals you make during a contract year equal to or less than the amount that the guaranteed earnings base has increased during that year will reduce the guaranteed earnings base dollar for dollar,

(2)	The step-up income base is your highest total Contract Value as of any anniversary before the annuitant attains age 85, rather than 80.

(3)	The annual charge for the GMIB Plus rider is 0.55% of the guaranteed income base.

GMIB Plus with Five Year Reset

In those states where permitted, we offered a GMIB Plus with Five Year Reset rider. The GMIB Plus with Five Year Reset was not available for purchase after May 15, 2009. The GMIB Plus with Five Year Reset was not available for purchase after the annuitant was age 79. The GMIB Plus with Five Year Reset rider is identical to the GMIB Plus rider except:

(1)

For the GMIB Plus with Five Year Reset rider you may reset the guaranteed earnings income base on the fifth contract anniversary to the then-current Contract Value and the annual charge is 0.55% of the guaranteed income base.

(2)	There is a “no lapse” provision allowing annuitization if your Contract Value is reduced to zero before the initial ten year annuitization waiting period.

With the “no-lapse” provision listed above, if prior to the time you are eligible to annuitize using your guaranteed income base, your Contract Value becomes zero, you can, at your option, annuitize your contract using your then guaranteed income base at the annuitization rates provided under the GMIB rider for your then-age. However, if during the ten year rider period you withdraw more than amounts eligible for dollar-for-dollar treatment to the guaranteed earnings

Form 8524

base, you will forfeit this protection. That is to say, if during any one contract year you withdraw more than 6% of the guaranteed earnings income base (4% if the rider was issued after age 75) the “no lapse” protection is not available from the point of that “excess” withdrawal forward. We may allow you to reinstate the “no lapse” protection if the GMIB rider is reset and your Contract Value at time of reset is greater than the guaranteed income base.

GMIB Plus with Annual Reset

In those states where permitted, we offered a GMIB Plus with Annual Reset rider. You could have purchased the GMIB Plus with Annual Reset rider until the annuitant was age 75. You could not purchase the GMIB Plus with Annual Reset if the GMIB Plus with Annual Reset II, GMIB Plus with Annual Reset (2009), GLWB or Joint GLWB was available. The GMIB Plus with Annual Reset rider is identical to the GMIB Plus with Five Year Reset rider except that you may reset the guaranteed earnings income base on each contract anniversary and the annual charge is 0.70% of the guaranteed income base.

GMIB Plus with Five Year Reset II

In those states where permitted, we offered a GMIB Plus with Five Year Reset rider referred to as the “GMIB Plus with Five Year Reset II” rider. The GMIB Plus with Five Year Reset was not available for purchase after May 15, 2009. The GMIB Plus with Five Year Reset II rider is identical to the GMIB Plus with Five Year Reset rider except as described below:

(1)	The GMIB Plus with Five Year Reset II rider was available for purchase until the annuitant is age 81.

(2)	The step-up income base is your highest total Contract Value as of any anniversary before the annuitant attains age 86, rather than age 85.

(3)

You may elect to receive GMIB payments within 30 days after the rider’s 10th anniversary (or 10th anniversary of the date the rider was last reset, if applicable) or within 30 days after any later anniversary before the annuitant is age 91.

(4)

Regardless of issue age, the guaranteed earnings income base accumulates at an annual rate of 6% until the contract anniversary after the annuitant’s 85th birthday and you may withdraw 6% in a contract year without reducing the guaranteed earnings income base below its amount as of the beginning of that contract year.

(5)

Beginning on the contract anniversary after the annuitant reaches age 85, the guaranteed earnings income base will no longer be eligible for any annual accumulation, but withdrawals you make during a contract year equal to or less than 6% of the guaranteed earnings income base will not reduce the guaranteed earnings income base.

(6)

There is a guaranteed minimum annuitization level equal to 6% of the guaranteed earnings income base if you take no withdrawals before the contract anniversary prior to the annuitant’s 60th birthday and your Contract Value is reduced to zero on or after the contract anniversary prior to the annuitant’s 60th birthday. This guaranteed minimum annuitization level only applies if (i) you do not withdraw in any one contract year more than 6% of the guaranteed earnings income base and (ii) you select annuity option 1, life annuity with period certain, paid in monthly installments, under the rider. The effect of this guaranteed annuitization level is to allow you to continue to receive payments equal to what you were receiving prior to annuitization if you were withdrawing 6% of the guaranteed earnings income base at that time.

At the time the GMIB Plus with Five Year Reset II rider is issued you may choose to accept optional investment restrictions. After issue, you may choose to accept investment restrictions at any time by notifying us in writing, or in any other manner acceptable to us. On the first contract anniversary the guaranteed income base is set equal to the step-up base after you select investment restrictions, your charge for the rider will be changed to the then current charge for the GMIB Plus with Five Year Reset II rider with investment restrictions.

Effective March 3, 2017, if you purchased the GMIB Plus with Five Year Reset II rider and elected investment restrictions, you must allocate any variable account portion of your purchase payments and Contract Value to (a) one of AVIP Moderately Conservative Model Portfolio, AVIP Balanced Model Portfolio, AVIP Moderate Growth Model Portfolio or AVIP Growth Model Portfolio or (b) in accordance with the Fund Category requirements described in “Investment Restrictions for Certain Optional Riders.” These revised requirements will only apply to you if you make additional purchase payments or transfer requests. You may allocate all or any portion of your purchase payments and Contract Value to the Fixed Accumulation Account. If you cease to comply with the requirements described in “Investment Restrictions for Certain Optional Riders,” we will terminate your GMIB Plus with Five Year Reset II rider. If the rider is so terminated, a prorated annual rider charge will be assessed.

The annual charge for the GMIB Plus with Five Year Reset II rider with investment restrictions is 0.75% of the guaranteed income base. Effective May 28, 2021, the annual charge is 1.40%. This new charge will apply to your rider if you elect to reset the rider. We may increase the charge for this rider on any contract anniversary the guaranteed earnings income

Form 8524

base is reset once the surrender charge period for your contract ends. The new charge will be no higher than the then current charge for new issues of the GMIB Plus with Five Year Reset II rider with investment restrictions, which we guarantee will not exceed 1.40%. You may decline to accept an increase in the charge for the GMIB Plus with Five Year Reset II rider with investment restrictions by refusing the reset. If you elect to reset the guaranteed earnings income base in the future, however, your rate will be increased to the then-current charge for the GMIB Plus with Five Year Reset II with investment restrictions upon reset.

The annual charge for the GMIB Plus with Five Year Reset II rider without investment restrictions is 0.90% of the guaranteed income base. Effective May 28, 2021, the annual charge is 1.55%. This new charge will apply to your rider if you elect to reset the rider. We may increase the charge for this rider on any contract anniversary the guaranteed earnings income base is reset once the surrender charge period for your contract ends. The new charge will be no higher than the then current charge for new issues of the GMIB Plus with Five Year Reset II rider without investment restrictions, which we guarantee will not exceed 1.55%. You may decline to accept a charge increase if you choose to accept the investment restrictions. If you choose to abide by the investment restrictions, on the first subsequent contract anniversary your charge for the rider will be changed to the then current charge for the GMIB Plus with Five Year Reset II rider with investment restrictions. You may also decline to accept an increase in the charge for the GMIB Plus with Five Year Reset II without choosing to comply with the investment restrictions by refusing the reset to the guaranteed earnings income base or step-ups of the guaranteed income base. If you elect to reset the guaranteed earnings income base in the future, however, your rate will be increased to the then-current charge for the GMIB Plus with Five Year Reset II without investment restrictions upon reset. If you wish to decline an increase in charge, you must notify us in writing, or in any other manner acceptable to us, within 30 days after the contract anniversary the guaranteed earnings income base is reset.

GMIB Plus with Annual Reset II

In those states where permitted, we offered a version of the GMIB Plus with Annual Reset rider referred to as the “GMIB Plus with Annual Reset II” rider. If the GMIB Plus with Annual Reset II rider was available, you could not select the GMIB Plus with Annual Reset rider. You could not purchase the GMIB Plus with Annual Reset II if the GMIB Plus with Annual Reset (2009), GLWB or Joint GLWB was available. The GMIB Plus with Annual Reset II rider is identical to the GMIB Plus with Five Year Reset II rider except as described below:

(1)	You may reset the guaranteed earnings income base on each contract anniversary.

(2)	You could purchase the GMIB Plus with Annual Reset II rider until the annuitant was age 79.

(3)

The annual charge for the GMIB Plus with Annual Reset II rider with investment restrictions is 0.85% of the guaranteed income base. Effective May 28, 2021, the annual charge is 1.50%. This new charge will apply to your rider if you elect to reset the rider. The maximum annual charge for the GMIB Plus with Annual Reset II rider with investment restrictions is 1.50%.

The annual charge for the GMIB Plus with Annual Reset II rider without investment restrictions is 1.00% of the guaranteed income base. Effective May 28, 2021, the annual charge is 1.65%. This new charge will apply to your rider if you elect to reset the rider. The maximum annual charge for the GMIB Plus with Annual Reset II rider without investment restrictions is 1.65%.

Please note that if you have purchased the ARDBR II and you decline a charge increase with the GMIB Plus with Annual Reset II rider by refusing a reset of the guaranteed earnings income base, you will not be able to reset the ARDBR II.

In those states where permitted, in the future we may allow you under certain circumstances to discontinue the GMIB or GMIB Plus rider in order to add the GMIB Plus with Annual Reset or the GMIB Plus with Annual Reset II rider on a contract anniversary. If you choose to add the GMIB Plus with Annual Reset or the GMIB Plus with Annual Reset II rider, a new ten year annuitization waiting period will begin. Depending on the future investment results under your contract, it may be disadvantageous to you to replace your GMIB or GMIB Plus rider with the GMIB Plus with Annual Reset or the GMIB Plus with Annual Reset II rider. Please consult with your financial representative to determine if adding the GMIB Plus with Annual Reset or the GMIB Plus with Annual Reset II rider is appropriate for you.

The effect of the GMIB, GMIB Plus, GMIB Plus with Five Year Reset, GMIB Plus with Annual Reset, the GMIB Plus with Five Year Reset II and GMIB Plus with Annual Reset II riders is to allow you to withdraw an amount equal to the amount by which your guaranteed earnings income base has grown without reducing the guaranteed earnings income base below its amount as of the beginning of the current contract year. The GMIB Plus, GMIB Plus with Five Year Reset, GMIB Plus with Annual Reset, GMIB Plus with Five Year Reset II and GMIB Plus with Annual Reset II riders allow those contract owners to access cash values for income immediately, provided no more than 6% (or 4% for the GMIB Plus, GMIB Plus with Five Year Reset and GMIB Plus with Annual Reset riders depending on age at the time the rider is issued) is

Form 8524

withdrawn yearly, while leaving the guaranteed earnings income base at or above the level it began the contract year at. You could for instance take withdrawals of 6% (4% for issue ages 76 or greater for the GMIB Plus, GMIB Plus with Five Year Reset and GMIB Plus with Annual Reset riders) of the contract year’s beginning guaranteed earnings income base year after year and the guaranteed earnings income base would then remain at its original level if you make no other purchase payments or withdrawals. In contrast, withdrawals in excess of 6% (or 4% where applicable) will reduce the guaranteed earnings income base pro rata which could reduce the income available under any of the GMIB riders in future years. In any event, the step-up base is adjusted pro rata for any withdrawals.

You may withdraw 6% (or 4% where applicable) of the guaranteed earnings income base under the rider without a surrender charge even if that amount exceeds 10% of your Contract Value. We reserve the right to charge a withdrawal fee of up to the lesser of 2% of the amount withdrawn or $15 per withdrawal for withdrawals in excess of 14 in a contract year. We are not currently charging this fee. If charged, this fee would be assessed against your Contract Value and will not affect the amount you withdraw under this rider.

Subject to certain limitations, the GMIB Plus with Five Year Reset, GMIB Plus with Annual Reset, GMIB Plus with Five Year Reset II and GMIB Plus with Annual Reset II riders provide you the option of resetting the guaranteed earnings income base to the then-current Contract Value. The GMIB Plus with Five Year Reset rider allows you to reset every 5th contract anniversary prior to the annuitant’s 75th birthday. Therefore, if you purchase the GMIB Plus with Five Year Reset rider on or after the annuitant’s 75th birthday, you will not be eligible for any resets. The GMIB Plus with Annual Reset rider allows you to reset each and every contract anniversary up to the later of the annuitant’s 75th birthday or the fifth rider anniversary, with a minimum opportunity of five resets. The GMIB Plus with Five Year Reset II rider allows you to reset every 5th contract anniversary prior to the annuitant’s 81st birthday. Therefore, if you purchase the GMIB Plus with Five Year Reset II rider on or after the annuitant’s 76th birthday, you will not be eligible for any resets. The GMIB Plus with Annual Reset II rider allows you to reset each and every contract anniversary prior to the annuitant’s 81st birthday.

If the Contract Value at the time of reset is higher than the guaranteed earnings income base, you may make larger withdrawals on a dollar for dollar basis from the new guaranteed earnings income base. At every eligible reset anniversary, you can reset the guaranteed earnings income base by notifying us within 30 days after the contract anniversary date in writing or other method we agree to. If you elect to reset the guaranteed earnings income base a new ten year annuitization waiting period will begin and you will be required to enter a new rider charge period. That is, you will not be eligible to annuitize using the guaranteed income base for the ten year period following the reset. You may choose to receive annuity payments as provided in your contract during the ten year period or under a single premium, immediate annuity we may generally make available at the time, but your GMIB rider will then be of no further value to you.

Because you may not reset after the annuitant reaches certain ages you should consider whether the reset features of these riders are of benefit to you if the annuitant is near the maximum issue ages for the riders.

When the optional death benefit ARDBR has also been purchased, resetting the GMIB Plus with Annual Reset also resets the guaranteed roll-up death benefit amount. Resetting the GMIB Plus with Annual Reset is the only way in which the ARDBR can be reset. When the optional death benefit ARDBR II has also been purchased, resetting the GMIB Plus with Annual Reset II also resets the guaranteed roll-up death benefit amount. Resetting the GMIB Plus with Annual Reset II is the only way in which the ARDBR II can be reset. Please note that if you have purchased the ARDBR II and you decline a charge increase with the GMIB Plus with Annual Reset II rider by refusing a reset of the guaranteed earnings income base, you will not be able to reset the ARDBR II.

Since you may only purchase the ARDBR II if you purchase the GMIB Plus with Annual Reset II rider, any termination of the GMIB Plus with Annual Reset II rider will automatically terminate the ARDBR II as well. If you have purchased the ARDBR II, have chosen to abide by the investment restrictions with the GMIB Plus with Annual Reset II rider and subsequently violate the investment restrictions, both the GMIB Plus with Annual Reset II rider and the ARDBR II will be terminated.

Tax qualified retirement plans and Individual Retirement Annuities have minimum distribution requirements. Participants may be required to begin receiving payments from a tax qualified contract before the rider’s 10th anniversary. See “Federal Tax Status” and “Appendix E — IRA Disclosure Statement.” You could be subject to tax penalties if you do not begin receiving GMIB payments until after your required minimum distribution beginning date. Please consult your tax advisor to determine if the GMIB riders are appropriate for you.

Guaranteed Minimum Income Benefit (GMIB) Examples

The following provide examples of how the various Guaranteed Minimum Income Benefits work.

Form 8524

GMIB Example

The following is an example of how the GMIB works.

Assume you purchase a contract with an initial purchase payment of $100,000 and select the GMIB, and the annuitant is age 68 at the time of purchase. Further assume (i) a return of 7% annually net of fees for the first five years and -3% annually net of fees in subsequent years; (ii) you take a $10,000 withdrawal on the last day of year 8; and (iii) you don’t take any other withdrawals or add additional premium. The following shows your Contract Value, GMIB step-up base and GMIB guaranteed earnings income base at the end of each contract year.

	Contract Value	GMIB Step-Up Base	GMIB Guaranteed Earnings Income Base
Year 1 Starting Value	$100,000	$100,000	$100,000
Year 1 Ending Value	$107,000	$107,000	$106,000
Year 2 Ending Value	$114,490	$114,490	$112,360
Year 3 Ending Value	$122,504	$122,504	$119,102
Year 4 Ending Value	$131,080	$131,080	$126,248
Year 5 Ending Value	$140,255	$140,255	$133,823
Year 6 Ending Value	$136,048	$140,255	$141,852
Year 7 Ending Value	$131,966	$140,255	$150,363
Year 8 Ending Value	$118,007	$129,298	$146,934
Year 9 Ending Value	$114,466	$129,298	$155,750
Year10 Ending Value	$111,033	$129,298	$165,095

On anniversaries where the Contract Value exceeds the step-up base, the step-up base is increased to the Contract Value. The guaranteed earnings income base grows at an annual effective rate of 6%. In years that you take a withdrawal, the guaranteed earnings income base and step-up base are reduced on a pro rata basis. In this example, because the Contract Value increases in each of the first five years, the step-up base is automatically increased to the Contract Value on each anniversary. When the Contract Value subsequently decreases due to market performance, the step-up base remains at the highest anniversary Contract Value, and the guaranteed earnings income base continues to earn 6% per year. In year 8, you take a $10,000 withdrawal which reduces both the step-up base and the guaranteed earnings income base on a pro rata basis.

GMIB Plus Example

The following is an example of how the GMIB Plus works.

Assume you purchase a contract with an initial purchase payment of $100,000 and select the GMIB Plus, and the annuitant is age 70 at the time of purchase. Further assume (i) a return of 7% annually net of fees for the first five years and -3% annually net of fees in subsequent years; (ii) you begin taking withdrawals equal to 6% of the anniversary guaranteed earnings income base on the last day of each contract year beginning in year 6; and (iii) you don’t take any other withdrawals or add additional premium. The following shows your Contract Value, GMIB-Plus step-up base and GMIB Plus guaranteed earnings income base at the end of each contract year.

	Contract Value	GMIB Plus Step-Up Base	GMIB Plus Guaranteed Earnings Income Base
Year 1 Starting Value	$100,000	$100,000	$100,000

Form 8524

Year 1 Ending Value	$107,000	$107,000	$ 106,000
Year 2 Ending Value	$114,490	$114,490	$112,360
Year 3 Ending Value	$122,504	$122,504	$119,102
Year 4 Ending Value	$131,080	$ 131,080	$126,248
Year 5 Ending Value	$140,255	$140,255	$133,823
Year 6 Ending Value	$128,018	$131,977	$133,823
Year 7 Ending Value	$116,148	$123,444	$133,823
Year 8 Ending Value	$104,634	$114,646	$133,823
Year 9 Ending Value	$93,466	$105,576	$133,823
Year10 Ending Value	$82,633	$96,223	$ 133,823

On anniversaries where the Contract Value exceeds the step-up base, the step-up base is increased to the Contract Value. The guaranteed earnings income base grows at an annual effective rate of 6%. In this example, because the Contract Value increases in each of the first five years, the step-up base is automatically increased to the Contract Value on each anniversary. When the Contract Value subsequently decreases due to market performance, the step-up base remains at the highest anniversary Contract Value, and the guaranteed earnings income base continues to earn 6% per year. In year 6, you begin taking withdrawals in the amount of 6% of the anniversary guaranteed earnings income base. Because the guaranteed earnings income base accumulates at 6% per year and your 6% withdrawal reduces it dollar-for-dollar, the anniversary value of the guaranteed earnings income base remains the same on each anniversary in those years. The withdrawals reduce the step-up base pro rata.

GMIB Plus with Annual Reset Example

The following is an example of how the GMIB Plus with Annual Reset works.

Assume you purchase a contract with an initial purchase payment of $100,000 and select the GMIB Plus with Annual Reset. Further assume (i) a return of 10% annually net of fees for the first 2 years and 2% annually net of fees in subsequent years; (ii) you reset the rider in year 1, but not in subsequent years; (iii) you begin taking withdrawals equal to 6% of the anniversary guaranteed earnings income base on the last day of each contract year beginning in year 6; and (iv) you don’t take any other withdrawals or add additional premium. The following shows your Contract Value, GMIB Plus with Annual Reset step-up base and GMIB Plus with Annual Reset guaranteed earnings income base at the end of each contract year.

	Contract Value	GMIB Plus with Annual Reset Step-Up Base	GMIB Plus with Annual Reset Guaranteed Earnings Income Base
Year 1 Starting Value	$100,000	$100,000	$100,000
Year 1 Ending Value	$110,000	$110,000	$110,000
Year 2 Ending Value	$121,000	$121,000	$116,600
Year 3 Ending Value	$123,420	$123,420	$123,596
Year 4 Ending Value	$125,888	$125,888	$131,012
Year 5 Ending Value	$128,406	$128,406	$138,872
Year 6 Ending Value	$122,642	$122,642	$138,872
Year 7 Ending Value	$116,762	$116,762	$138,872
Year 8 Ending Value	$110,765	$110,765	$138,872
Year 9 Ending Value	$104,648	$104,648	$138,872

Form 8524

Year10 Ending Value	$98,409	$98,409	$138,872

On anniversaries where the Contract Value exceeds the step-up base, the step-up base is increased to the Contract Value. The guaranteed earnings income base grows at an annual effective rate of 6%. In this example, you reset the guaranteed earnings income base to the Contract Value at the end of year one. Because the Contract Value experiences positive market performance each year, the step-up base, adjusted pro rata for withdrawals beginning in year 6, is automatically increased to the Contract Value on each anniversary. In year 6, you begin taking withdrawals in the amount of 6% of the anniversary guaranteed earnings income base. Because the guaranteed earnings income base accumulates at 6% per year, and your 6% withdrawals reduce it dollar-for-dollar, the value of the guaranteed earnings income base remains the same on each anniversary in those years.

GMIB Plus with Five Year Reset Example

The following is an example of how the GMIB Plus with Five Year Reset works.

Assume you purchase a contract with an initial purchase payment of $100,000, select the GMIB Plus with Five Year Reset and the annuitant is under the age of 75 at the time of purchase. Further assume (i) a return of 8% annually net of fees for the first five years and 2% annually net of fees in subsequent years; (ii) you reset the rider in year 5; (iii) you begin taking withdrawals equal to 6% of the anniversary guaranteed earnings income base on the last day of each contract year beginning in year 6; and (iv) you don’t take any other withdrawals or add additional premium. The following shows your Contract Value, GMIB Plus with Five Year Reset step-up base and GMIB Plus with Five Year Reset guaranteed earnings income base at the end of each contract year.

	Contract Value	GMIB Plus with Five Year Reset Step-Up Base	GMIB Plus with Five Year Guaranteed Earnings Income Base
Year 1 Starting Value	$100,000	$100,000	$100,000
Year 1 Ending Value	$108,000	$108,000	$106,000
Year 2 Ending Value	$116,640	$116,640	$112,360
Year 3 Ending Value	$125,971	$125,971	$119,102
Year 4 Ending Value	$136,049	$136,049	$126,248
Year 5 Ending Value	$146,933	$146,933	$146,933
Year 6 Ending Value	$141,056	$141,056	$146,933
Year 7 Ending Value	$135,061	$135,061	$146,933
Year 8 Ending Value	$128,946	$128,946	$146,933
Year 9 Ending Value	$122,709	$122,709	$146,933
Year10 Ending Value	$116,347	$116,347	$146,933

On anniversaries where the Contract Value exceeds the step-up base, the step-up base is increased to the Contract Value. The guaranteed earnings income base grows at an annual effective rate of 6%. In this example, you reset the guaranteed earnings income base to the Contract Value at the end of year five. Because the Contract Value experiences positive market performance each year, the step-up base, adjusted pro rata for withdrawals beginning in year 6, is automatically increased to the Contract Value on each anniversary. In year 6, you begin taking withdrawals in the amount of 6% of the anniversary guaranteed earnings income base. Because the guaranteed earnings income base accumulates at 6% per year, and your 6% withdrawals reduce it dollar-for-dollar, the value of the guaranteed earnings income base remains the same on each anniversary in those years.

Form 8524

GMIB Plus with Annual Reset (2009) Example

The following is an example of how the GMIB Plus with Annual Reset (2009) works.

Assume you purchase a contract with an initial purchase payment of $100,000, select the GMIB Plus with Annual Reset (2009) and the annuitant is under the age of 76 at the time of purchase. Further assume (i) a return of 7% annually net of fees for the first two years and 2% annually net of fees in subsequent years; (ii) you reset the rider in year 1, but not in subsequent years; (iii) you begin taking withdrawals equal to 5% of the anniversary guaranteed earnings income base on the last day of each contract year beginning in year 6; and (iv) you don’t take any other withdrawals or add additional premium. The following shows your Contract Value, GMIB Plus with Annual Reset (2009) step-up base and GMIB Plus with Annual Reset (2009) guaranteed earnings income base at the end of each contract year.

	Contract Value	GMIB Plus with Annual Reset (2009) Step-Up Base	GMIB Plus with Annual Reset (2009) Earnings Base
Year 1 Starting Value	$100,000	$100,000	$100,000
Year 1 Ending Value	$107,000	$107,000	$107,000
Year 2 Ending Value	$114,490	$114,490	$112,350
Year 3 Ending Value	$116,780	$116,780	$117,968
Year 4 Ending Value	$119,115	$119,115	$123,866
Year 5 Ending Value	$121,498	$121,498	$130,059
Year 6 Ending Value	$117,424	$117,424	$130,059
Year 7 Ending Value	$113,270	$113,270	$130,059
Year 8 Ending Value	$109,033	$109,033	$130,059
Year 9 Ending Value	$104,710	$104,710	$130,059
Year10 Ending Value	$100,302	$100,302	$130,059

On anniversaries where the Contract Value exceeds the step-up base, the step-up base is increased to the Contract Value. The guaranteed earnings income base grows at an annual effective rate of 5%. In this example, you reset the guaranteed earnings income base to the Contract Value at the end of year one. Because the Contract Value experiences positive market performance each year, the step-up base, adjusted pro rata for withdrawals beginning in year 6, is automatically increased to the Contract Value on each anniversary. In year 6, you begin taking withdrawals in the amount of 5% of the anniversary guaranteed earnings income base. Because the guaranteed earnings income base accumulates at 5% per year, and your 5% withdrawals reduce it dollar-for-dollar, the value of the guaranteed earnings base remains the same on each anniversary in those years.

GMIB Plus with Five Year Reset II Example

The following is an example of how the GMIB Plus with Five Year Reset II works.

Assume you purchase a contract with an initial purchase payment of $100,000, select the GMIB Plus with Five Year Reset II and the annuitant is under the age of 76 at the time of purchase. Further assume (i) a return of 8% annually net of fees for the first five years and 2% annually net of fees in subsequent years; (ii) you reset the rider in year 5; (iii) you begin taking withdrawals equal to 6% of the anniversary guaranteed earnings income base on the last day of each contract year beginning in year 6; and (iv) you don’t take any other withdrawals or add additional premium. The following shows your Contract Value, GMIB Plus with Five Year Reset II step-up base and GMIB Plus with Five Year Reset II guaranteed earnings income base at the end of each contract year.

Form 8524

	Contract Value	GMIB Plus with Five Year Reset II Step-Up Base	GMIB Plus with Five Year Reset II Guaranteed Earnings Income Base
Year 1 Starting Value	$100,000	$100,000	$100,000
Year 1 Ending Value	$108,000	$108,000	$106,000
Year 2 Ending Value	$116,640	$116,640	$112,360
Year 3 Ending Value	$125,971	$125,971	$119,102
Year 4 Ending Value	$136,049	$136,049	$126,248
Year 5 Ending Value	$146,933	$146,933	$146,933
Year 6 Ending Value	$141,056	$141,056	$146,933
Year 7 Ending Value	$135,061	$135,061	$146,933
Year 8 Ending Value	$128,946	$128,946	$146,933
Year 9 Ending Value	$122,709	$122,709	$146,933
Year10 Ending Value	$116,347	$116,347	$146,933

On anniversaries where the Contract Value exceeds the step-up base, the step-up base is increased to the Contract Value. The guaranteed earnings income base grows at an annual effective rate of 6%. In this example, you reset the guaranteed earnings income base to the Contract Value at the end of year five. Because the Contract Value experiences positive market performance each year, the step-up base, adjusted pro rata for withdrawals beginning in year 6, is automatically increased to the Contract Value on each anniversary. In year 6, you begin taking withdrawals in the amount of 6% of the anniversary guaranteed earnings income base. Because the guaranteed earnings income base accumulates at 6% per year, and your 6% withdrawals reduce it dollar-for-dollar, the value of the guaranteed earnings income base remains the same on each anniversary in those years.

GMIB Plus with Annual Reset II Example

The following is an example of how the GMIB Plus with Annual Reset II works.

Assume you purchase a contract with an initial purchase payment of $100,000 and select the GMIB Plus with Annual Reset II, and the annuitant is under the age of 76 at the time of purchase. Further assume (i) a return of 10% annually net of fees for the first two years and 2% annually net of fees in subsequent years; (ii) you reset the rider in year 1, but not in subsequent years; (iii) you begin taking withdrawals equal to 6% of the anniversary guaranteed earnings income base on the last day of each contract year beginning in year 6; and (iv) you don’t take any other withdrawals or add additional premium. The following shows your Contract Value, GMIB Plus with Annual Reset II step-up base and GMIB Plus with Annual Reset II guaranteed earnings income base at the end of each contract year.

	Contract Value	GMIB Plus with Annual Reset II Step-Up Base	GMIB Plus with Annual Reset II Earnings Income Base
Year 1 Starting Value	$100,000	$100,000	$100,000
Year 1 Ending Value	$110,000	$110,000	$110,000
Year 2 Ending Value	$121,000	$121,000	$116,600
Year 3 Ending Value	$123,420	$123,420	$123,596
Year 4 Ending Value	$125,888	$125,888	$131,012
Year 5 Ending Value	$128,406	$128,406	$138,872
Year 6 Ending Value	$122,642	$122,642	$138,872

Form 8524

Year 7 Ending Value	$116,762	$116,762	$138,872
Year 8 Ending Value	$110,765	$110,765	$138,872
Year 9 Ending Value	$104,648	$104,648	$138,872
Year10 Ending Value	$98,409	$98,409	$138,872

On anniversaries where the Contract Value exceeds the step-up base, the step-up base is increased to the Contract Value. The guaranteed earnings income base grows at an annual effective rate of 6%. In this example, you reset the guaranteed earnings income base to the Contract Value at the end of year one. Because the Contract Value experiences positive market performance each year, the step-up base, adjusted pro rata for withdrawals beginning in year 6, is automatically increased to the Contract Value on each anniversary. In year 6, you begin taking withdrawals in the amount of 6% of the anniversary guaranteed earnings income base. Because the guaranteed earnings income base accumulates at 6% per year, and your 6% withdrawals reduce it dollar-for-dollar, the value of the guaranteed earnings income base remains the same on each anniversary in those years.

Optional Guaranteed Principal Access (“GPA”)

In the past we offered a Guaranteed Principal Access (“GPA”) rider in those states where permitted. The GPA rider was not available for purchase after May 1, 2009. With certain restrictions, this rider guarantees:

i.

you will be able to withdraw a portion (up to 7% or 8% annually, depending on the rider you choose) of your contract’s beginning guaranteed principal amount for a term of ten years, regardless of the then current cash value of your contract, and

ii.

we will add into the contract the excess, if any, of the guaranteed principal amount, adjusted for withdrawals, over the eligible Contract Value, if the eligible Contract Value is positive at the end of the ten year term. The eligible Contract Value is the Contract Value attributable to the beginning principal amount; and

iii.

we will allow you to take periodic withdrawals from your contract as described below in a total amount equal to the excess of the guaranteed principal amount, adjusted for withdrawals, over the eligible Contract Value, if the eligible Contract Value is reduced to zero during the ten year term.

Any guarantees under the contract that exceed the value of your interest in the separate account VAA, such as those associated with the GPA, are paid from our general account (not the VAA). Therefore, any amounts that we may pay under the contract in excess of your interest in the VAA are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. In the event of an insolvency or receivership, payments we make from our general account to satisfy claims under the contract would generally receive the same priority as our other policy holder obligations.

The GPA is beneficial to those contract owners who anticipate taking withdrawals over a limited time and who are concerned about possible decreases in Contract Values affecting the amount available for their withdrawal. This rider differs from the Guaranteed Principal Protection (“GPP”) rider because the GPP rider does not contemplate, nor guarantee withdrawals. If you do not anticipate withdrawing money from your rider in the next ten years, you may wish to purchase the GPP rider which guarantees your principal at the end of the ten years and costs less than the GPA rider. Because GPA involves withdrawals, the amount you may annuitize under your contract may be less than you would otherwise have if you had not elected withdrawals.

If you select this rider, at the end of the ten-year rider period, we will credit your contract with the difference between the remaining unused guaranteed principal amount and the remaining eligible Contract Value. If at the end of the rider term the variable Contract Value relating to the guaranteed principal amount exceeds the unused guaranteed principal amount, there will be no additional amounts added to your rider.

You may apply for the GPA rider at the time you apply for the contract. We may, at our sole option, also offer the GPA rider to existing contracts, in which case it may be added on a contract anniversary so long as the annuitant is under age 81 at the time the rider is issued. In addition, the GPA rider is not available in conjunction with the GPP rider or any of the Guaranteed Minimum Income Benefit (“GMIB”) riders we may offer. You may also have a portion of your Contract Values in a fixed accumulation account or a dollar-cost averaging account that transfers to a model, that we may offer while this rider is in force.

Form 8524

In order to have the GPA rider, you must allocate your variable account values to a Model. In addition to pre-existing Models, effective March 3, 2017, the Models eligible for this rider include: AVIP Moderately Conservative Model Portfolio, AVIP Balanced Model Portfolio, AVIP Moderate Growth Model Portfolio and AVIP Growth Model Portfolio. Any transfer requests after March 3, 2017, must be to one of these Model portfolios. You may make purchase payments into your existing Model prior to March 17, 2017. Effective March 17, 2017, unless you are in a static Model, if you make additional purchase payments, you must allocate your variable account values to one of the Model portfolios listed above. If (i) your variable account values were allocated to a static Model prior to March 17, 2017, (ii) your account values were allocated to the Managed Volatility Model, or (iii) you opted out of the conversion of one of the other Models, you may make purchase payments into your static Model even after March 17, 2017. You may only be in one Model at a time with the GPA rider. If you cease to be invested in a Model, we will terminate your GPA rider.

The annual charge for the rider is deducted on each contract anniversary and is .40% of your average annual Contract Value for the 7% GPA rider and .50% of your eligible average annual Contract Value for the 8% GPA rider. On each anniversary the charge for the rider will be deducted on a pro rata basis in proportion to your current investment option allocations, but will not be deducted from the Enhanced DCA account.

The annual amount you may withdraw is a percentage (7% or 8%) of the beginning guaranteed principal amount. The beginning guaranteed principal amount is defined as your initial purchase payment, plus any additional purchase payments received within the first six months after the contract is issued. If the rider is added after issue, the beginning guaranteed principal amount is the then-current Contract Value.

It is not necessary that you withdraw from the guaranteed amount from your contract each year. However, the amount available for withdrawal is not cumulative from year to year. For example, if you only withdraw 5% of an eligible 7%, the amount available the next year is still 7%. The amount you elect not to withdraw in a year remains guaranteed and will be included in the amount to be added to the contract, if any, at the end of the ten year withdrawal period.

You may also withdraw more than the annual guaranteed withdrawal amount in a given year. However, the excess withdrawal amount will function to reduce the amount guaranteed for withdrawal in later years of the rider. The amount eligible for withdrawal during the remainder of the rider period following an excess withdrawal is the lesser of the Contract Value immediately following the excess withdrawal or the guaranteed principal amount less the amount withdrawn. The amount you may withdraw on a guaranteed basis will be less than the amount you were able to withdraw and on the next contract anniversary, you will begin a new 10-year term and your guaranteed annual withdrawal amount will be recalculated. As a result, if you take an excess withdrawal when your total Contract Value is less than your beginning guaranteed principal amount, you will forfeit a portion of the prior beginning guaranteed principal amount. In addition, if you take an excess withdrawal and as a result your Contract Value related to the beginning guaranteed principal amount is zero, you will have no benefit under the GPA rider. Also, an excess withdrawal may impact the amount you will receive under a scheduled payment or withdrawal plan because the guaranteed withdrawal amount eligible for withdrawal in future years is decreased.

If you terminate the rider, either by notifying us before the next contract anniversary date or by not allocating your Contract Value in accordance with the investment restrictions of the rider, a full annual rider charge will be assessed without being prorated to the date of termination.

After the rider has been in effect for at least 5 years, we offer you the opportunity to reset the GPA rider. You may reset the rider on a subsequent contract anniversary so long as the annuitant has not reached age 81. Upon resetting the rider, you will be eligible to annually withdraw 7% or 8% of the then-current total Contract Value each of the next 10 years. The charge for a rider upon reset may be higher than the initial charge for the rider based on rates applicable to new contracts. You may reset the rider more than once, but you must wait 5 years between resets.

If, during the course of the rider, your eligible Contract Value decreases to zero and you are still eligible for guaranteed withdrawals, we will pay the remaining guaranteed principal amount in a series of preauthorized withdrawals, for which we may limit the amount or frequency. In other words, the remaining guaranteed principal amounts are paid to you through a single premium immediate fixed annuity. You may elect any payout option you wish, except that the annual payouts may not exceed the guaranteed principal withdrawal amount you would have otherwise been entitled to receive. As such, your annual payments will continue beyond the end of the ten year term until your remaining guaranteed principal amount is paid out in full. We will not pay interest on the amounts to be paid to you under these circumstances. Additionally, if your entire Contract Value decreases to zero, we will not accept any additional purchase payments under the contract and the contract will cease to provide any death benefit.

Form 8524

The rider will continue only upon the death of the owner and the transfer of the contract through the spousal continuation provision of your contract. Upon a spousal transfer, the new owner has all the rights of the original owner, including the right to reset the rider and renew the rider at the end of the 10-year term. Unless there is a spousal continuation, this rider terminates upon the death of the owner.

Guaranteed Principal Access Example

The following is an example of how the 7% GPA rider works.

Assume you purchase a contract with an initial purchase payment of $100,000 and select the 7% GPA. Further assume (i) a return of 3% annually net of fees for the first eight years and -5% annually net of fees in subsequent years; (ii) you reset the rider in year 5; (iii) you begin taking 7% withdrawals on the last day of each contract year beginning in year 6; (iv) you don’t take any other withdrawals or add additional premium; and (v) the rider exercises at the end of year 15. The following shows your Contract Value, Eligible Contract Value and Guaranteed Principal Amount at the end of each contract year.

	Contract Value	Eligible Contract Value	Guaranteed Principal Amount
Year 1 Starting Value	$100,000	$100,000	$100,000
Year 1 Ending Value	$103,000	$103,000	$100,000
Year 2 Ending Value	$106,090	$106,090	$100,000
Year 3 Ending Value	$109,273	$109,273	$100,000
Year 4 Ending Value	$112,551	$112,551	$100,000
Year 5 Ending Value	$115,927	$115,927	$115,927
Year 6 Ending Value	$111,290	$111,290	$107,812
Year 7 Ending Value	$106,514	$106,514	$99,698
Year 8 Ending Value	$101,595	$101,595	$91,583
Year 9 Ending Value	$88,400	$88,400	$83,468
Year 10 Ending Value	$75,865	$75,865	$75,353
Year 11 Ending Value	$63,957	$63,957	$67,238
Year 12 Ending Value	$52,644	$52,644	$59,123
Year 13 Ending value	$41,897	$41,897	$51,008
Year 14 Ending value	$31,687	$31,687	$42,893
Year 15 Ending Value	$21,988	$21,988	$34,778
Year 16 Ending Value	$34,778	N/A	N/A

In this example, the guaranteed principal access amount and eligible contract value equal the initial purchase payment. Because the Contract Value increases due to positive market performance, you reset the guaranteed principal amount and eligible contract value to the Contract Value in year five. You then begin taking annual withdrawals of 7% of the guaranteed principal amount, which reduces the eligible contract value and guaranteed principal amount dollar-for-dollar. Because of the reductions in the eligible contract value and negative market performance in years 9-15, the guaranteed principal access amount is greater than the eligible contract value at the end of the 10-year term following the reset. The rider then exercises and the excess of the guaranteed principal amount over the eligible contract value is credited to the Contract Value.

Optional Guaranteed Principal Protection (“GPP”)

In those states where permitted, we may offer the GPP rider when you apply for the contract. We may, at our sole option, also offer the GPP rider to existing contracts, in which case it may be added on a contract anniversary, if the annuitant is then under age 80. GPP is not available when your contract includes the optional GPA or any GLWB.

Form 8524

If you continue the GPP rider until the end of its 10-year term, and do not make any withdrawals, we guarantee that your eligible Contract Value will not be less than it was at the beginning of the 10-year term. On the last day of the 10-year term, we will add an amount to your total Contract Value to increase it to the “guaranteed principal amount” if the eligible Contract Value at the end of the 10-year term is less than the guaranteed principal amount. The guaranteed principal amount is the Contract Value:

(a)	as of the first day of the rider’s term or

(b)	the amount in (a) plus the total of any purchase payments made in the first 6 months if the rider was included in the contract when you purchased the contract,

(c)	reduced pro rata for any withdrawals you made.

Contract Value attributable to purchase payments made after the rider is added (or after the first 6 months if the rider is included when the contract was issued) are not included in the guaranteed principal amount and do not count as part of your eligible Contract Value at the end of the term for purposes of determining the benefit amount.

Any guarantees under the contract that exceed the value of your interest in the separate account VAA, such as those associated with the GPP, are paid from our general account (not the VAA). Therefore, any amounts that we may pay under the contract in excess of your interest in the VAA are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. In the event of an insolvency or receivership, payments we make from our general account to satisfy claims under the contract would generally receive the same priority as our other policy holder obligations.

In order to have the GPP rider, you must allocate your variable account values to a Model. In addition to pre-existing Models, effective March 3, 2017, the Models eligible for this rider include: AVIP Moderately Conservative Model Portfolio, AVIP Balanced Model Portfolio, AVIP Moderate Growth Model Portfolio and AVIP Growth Model Portfolio. Any transfer requests after March 3, 2017, must be to one of these Model portfolios. You may make purchase payments into your existing Model prior to March 17, 2017. Effective March 17, 2017, unless you are in a static Model, if you make additional purchase payments, you must allocate your variable account values to one of the Model portfolios listed above. If (i) your variable account values were allocated to a static Model prior to March 17, 2017, (ii) your account values were allocated to the Managed Volatility Model, or (iii) you opted out of the conversion of one of the other Models, you may make purchase payments into your static Model even after March 17, 2017. You may only be in one Model at a time with the GPP rider. If you cease to be invested in a Model, we will terminate your GPP rider.

In those states where permitted, for riders applied for on or after May 15, 2009, the charge for the GPP rider is made on each contract anniversary at the rate of 0.55% of the average of your guaranteed principal amount at the beginning and the end of each contract year. (The charge for other riders is 0.20%.) This charge will discontinue if the GPP rider is terminated. However, if the GPP is terminated because you stop using a model, a full annual rider charge will be assessed without being prorated to the date of termination.

At the end of the 10-year term, you may reset the rider for another 10-year term if the annuitant is then under age 80. The guaranteed principal amount under the new GPP 10-year term will be your total Contract Value as of the end of the 10-year term then ended, including any amount we then add pursuant to the earlier GPP 10-year term, subject to adjustment for any withdrawals. You may also reset the GPP rider’s guaranteed principal amount at the current Contract Value on any contract anniversary after the rider has been in effect for at least 5 years (if the annuitant is then under age 80). This starts a new 10-year rider term. If the annuitant dies during the 10-year term, and his or her spouse continues the contract, the GPP rider may also be continued.

In those states where permitted, we offer the GPP (2012) rider. GPP (2012) is identical to the GPP except for the investment restrictions and the charge. Once the GPP (2012) is available, you may not purchase the GPP. Neither the GPP (2012) nor the GPP is available when your contract includes the GPA or any GLWB rider.

Effective March 3, 2017, in order to have the GPP (2012) rider, you must allocate your purchase payments and Contract Value in accordance with the Fund Category requirements described in “Investment Restrictions for Certain Optional Riders” and Appendix A. If you purchased the GPP (2012) rider prior to March 3, 2017, these revised requirements will only apply to you if you make additional purchase payments or transfer requests. You may not allocate purchase payments or Contract Value to the Fixed Accumulation Account. You may allocate purchase payments to the Enhanced DCA account and transfer amounts in accordance with the investment restrictions. If you cease to comply with the requirements described in “Investment Restrictions for Certain Optional Riders,” we will terminate your GPP (2012) rider. If the rider is so terminated, a prorated annual rider charge will be assessed.

Form 8524

If you choose the GPP (2012) rider, there is an annual charge of 0.65% of the average of your guaranteed principal amount at the beginning and the end of each contract year (0.45% for riders applied for before November 16, 2015). On each anniversary the charge for the rider will be deducted on a pro rata basis in proportion to your current investment option allocations, but will not be deducted from the Enhanced DCA account. We may increase the charge for the GPP (2012) on any contract anniversary that you reset the rider. That means if you never reset your GPP (2012), we will not increase your charge. The new charge will be no higher than the then current charge for new issues of this rider or if we are not issuing this rider, a rate we declare, in our sole discretion. We guarantee the new charge will not exceed 1.30% of the average of your guaranteed principal amount at the beginning and the end of each contract year (0.90% for riders applied for before November 16, 2015).

See Appendix C for an example of how the GPP and GPP (2012) works.

Optional Guaranteed Lifetime Withdrawal Benefit (“GLWB”) Riders

This section describes the optional Guaranteed Lifetime Withdrawal Benefit (“GLWB”) riders that we offer. Not all of the riders may be available in all states. You may only have one of the GLWB riders on your contract.

Subject to the conditions described below, the GLWB riders provide a guaranteed level of withdrawals from your contract in each contract year for the lifetime of the annuitant beginning when the annuitant is age 59½. The GLWB riders may help protect you from the risk that you may outlive your income.

GLWB (2012) and GLWB Plus

In those states where permitted, we offer the GLWB Plus rider when you apply for the contract. The GLWB (2012) rider is not available for purchase on or after May 1, 2012. In the future we may, at our sole option, offer the GLWB Plus rider to existing contracts, in which case it may be added on a contract anniversary. You may not have the GLWB (2012) rider if you have any rider, other than the annual stepped-up death benefit, Premium Protection death benefit, Premium Protection Plus death benefit or one of the deferral credit riders. You may not purchase the GLWB Plus rider if you have any rider, other than the annual stepped-up death benefit, Premium Protection death benefit, Premium Protection Plus death benefit, one of the deferral credit riders or the 8-year guaranteed principal protection rider. You may not purchase the GLWB Plus rider once the annuitant is 86 years old.

Any guarantees under the contract that exceed the value of your interest in the separate account VAA, such as guarantees associated with the GLWB (2012) or GLWB Plus riders, are paid from our general account (not the VAA). Therefore, any amounts that we may pay under the contract in excess of your interest in the VAA are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. In the event of an insolvency or receivership, payments we make from our general account to satisfy claims under the contract would generally receive the same priority as our other policyholder obligations.

With the GLWB (2012) and GLWB Plus riders, you may take annual withdrawals up to a maximum amount regardless of your Contract Value and without a surrender charge. The maximum annual withdrawals you may take are determined by applying a percentage to a value we refer to as the GLWB base. The percentage you may take is set at the time of your first withdrawal under the rider and is based on the annuitant’s age bracket. The higher the annuitant’s age bracket at the time of the first withdrawal, the larger the allowable withdrawal percentage will be. Unlike the GLWB base, the percentage can only change in limited circumstances. The GLWB base, which is described below, is recalculated at least annually, so the maximum annual withdrawals you may take can change every contract year. Certain of your actions can increase or decrease the GLWB base, which would affect your maximum annual withdrawals. These actions include making additional purchase payments, not taking withdrawals, taking withdrawals before age 59½ or taking more than the maximum annual withdrawals.

GLWB base.

The initial GLWB base is equal to your initial net purchase payment (excluding any extra credits, if applicable) if the rider is added when the contract is issued. If the rider is added after your contract is issued, the initial GLWB base is equal to your Contract Value when the rider is added. The GLWB base is increased dollar for dollar by purchase payments when made and decreased for “excess withdrawals” as described below. (If you make an additional purchase payment on the day the rider is added, the GLWB base will be increased by the additional purchase payment.) Withdrawals that do not exceed the maximum annual withdrawals allowed under this rider will not decrease the GLWB base but will decrease your Contract Value, the Death Benefit under your contract, the optional annual stepped-up death benefit or Premium Protection death

Form 8524

benefit rider and the guaranteed principal amount under the 8-year guaranteed principal protection rider. We reserve the right to limit or not allow additional purchase payments to contracts with the GLWB (2012) or GLWB Plus.

On each contract anniversary, the GLWB base is reset to the greatest of (a) the GLWB base as of the previous contract anniversary plus subsequent net purchase payments (excluding any extra credits, if applicable), adjusted for any excess withdrawals, (b) the then-current Contract Value, after deducting any applicable charges for the contract or any rider you have, (also called the “step-up base”) or (c) the “annual credit base” described below. If we notify you that the charge for the GLWB (2012) or GLWB Plus will be increased upon a reset to the step-up base, you have a right to opt out of the reset to the step-up base within 30 days after your contract anniversary. See the Charge section below for more information.

The GLWB base is used solely for the purpose of calculating benefits under the GLWB (2012) or GLWB Plus rider. It does not provide a Contract Value or guarantee performance of any investment option.

Annual credit base.

With the GLWB (2012) and GLWB Plus, there is a ten-year period called the “annual credit period” that begins on the date the rider is issued. During the annual credit period, you may be eligible for the annual credit base, which provides a credit to your GLWB base of 6% simple interest (for GLWB Plus riders applied for on or after March 25, 2013) of the “Annual Credit Calculation Base” for each year you do not take any withdrawals. (The 6% simple interest is referred to as an annual credit.) You will start a new ten-year annual credit period on each contract anniversary the GLWB base is set equal to the step-up base. If your GLWB base is not set equal to the step-up base, you will not start a new ten-year annual credit period. If you take a withdrawal from your contract during the annual credit period, you will not be eligible for any annual credit for the year in which you took the withdrawal.

The annual credit base on a rider anniversary is equal to:

(a)	the GLWB base as of the prior contract anniversary, plus

(b)	net purchase payments (excluding any extra credits, if applicable) made during the prior contract year, plus

(c)	6% of the Annual Credit Calculation Base.

The Annual Credit Calculation Base is the amount to which the 6% annual credit rate is applied. The Annual Credit Calculation Base is equal to the GLWB base at the beginning of the annual credit period, increased for any additional net purchase payments (excluding any extra credits, if applicable) made since the beginning of the annual credit period. If the GLWB base is adjusted due to an excess withdrawal and is less than the Annual Credit Calculation Base, the Annual Credit Calculation Base will be lowered to the GLWB base at that time.

For GLWB Plus riders applied for between December 3, 2012 and March 25, 2013, the annual credit is 7%. For GLWB Plus riders applied for before December 3, 2012 and for GLWB (2012) riders, the annual credit is 8%.

We reserve the right to change the annual credit rate for the GLWB Plus on new contracts issued in the future.

Deferral Credit Rider.

In the past, we issued a deferral credit rider, at no charge, with the GLWB (2012) or GLWB Plus at the time the riders were issued. For contracts applied for before May 1, 2012, if you purchased the GLWB Plus, we issued a deferral credit rider without age requirements. With this rider, if you take no withdrawals in the first ten contract years the GLWB Plus rider is in effect, we guarantee that your GLWB base on your tenth rider anniversary will be at least:

(a)

200% of an amount equal to (i) your initial GLWB base plus (ii) total net subsequent purchase payments (excluding any extra credits, if applicable) made in the first contract year the rider is in effect, plus

(b)	any net purchase payments (excluding any extra credits, if applicable) made in the second through tenth years; plus

(c)	any annual credits (as described above in Annual Credit Base) that you may earn on any net purchase payments (excluding any extra credits, if applicable) made in the second through the tenth year.

For example, if your initial purchase payment is $100,000, you make no additional purchase payments and you take no withdrawals, we guarantee your GLWB base on the tenth rider anniversary will be at least $200,000. In this example, if you make an additional purchase payment of $100,000 in year one, we guarantee your GLWB base on the tenth rider anniversary will be at least $400,000. If you also make an additional purchase payment in year three of $50,000, we guarantee your GLWB base on the tenth rider anniversary will be at least $482,000, which is 200% of ($100,000 initial purchase payment + $100,000 additional purchase payment in year one) + $50,000 additional purchase payment in year three + $32,000 (8% annual credits earned on the $50,000 additional purchase payment for years three through ten).

Form 8524

There is no additional annual charge for the deferral credit rider without age requirements.

If you applied for your contract between May 1, 2012 and December 3, 2012 and purchased the GLWB Plus or if you purchased the GLWB (2012), we issued a deferral credit rider with age requirements. With this deferral credit rider, if you take no withdrawals until the later of (i) the rider anniversary immediately following the annuitant’s 70th birthday (youngest Participating Spouse’s 70th birthday with the Joint GLWB Plus or Joint GLWB (2012)) or (ii) your tenth rider anniversary, we guarantee that your GLWB base on the later of such dates will be at least:

(a)	200% of an amount equal to (i) your initial GLWB base plus (ii) total net subsequent purchase payments made in the first contract year the rider is in effect, plus

(b)	any net purchase payments made after the first contract year the rider is in effect; plus

(c)	any annual credits (as described above in Annual Credit Base) that you may earn on any net purchase payments made after the first contract year the rider is in effect.

There is no additional annual charge for the deferral credit rider with age requirements.

Excess withdrawals.

The GLWB base is reduced by any excess withdrawals. An excess withdrawal is the amount a withdrawal exceeds the maximum annual withdrawal under the GLWB (2012) or GLWB Plus rider. For example, assume the maximum annual withdrawal you may withdraw is $5,000 under the GLWB (2012) or GLWB Plus rider and in one contract year you withdraw $6,000. The $1,000 difference between the $6,000 withdrawn and the $5,000 maximum annual withdrawal limit would be an excess withdrawal. An excess withdrawal will reduce your GLWB base by the greater of (a) the same percentage the excess withdrawal reduces your Contract Value (i.e. pro-rata) or (b) the dollar amount of the excess withdrawal.

For example, assume your GLWB base is $100,000 at the beginning of the contract year and your withdrawal percentage is 5%, so your maximum annual withdrawal is $5,000. That means you can withdraw $5,000 without it affecting your GLWB base. Assume your Contract Value is $90,000 and you withdraw $6,000. First we process that portion of the withdrawal up to your maximum annual withdrawal, which is $5,000. Your GLWB base remains $100,000 and your Contract Value decreases to $85,000. Then we process that portion of the withdrawal in excess of your maximum annual withdrawal, which is $1,000. Because you have already taken your maximum annual withdrawal, the $1,000 withdrawal will reduce the GLWB base. Your GLWB base will be reduced to $98,824, i.e. $100,000 x (1 — $1,000/$85,000) because the pro-rata reduction of $1,176 is greater than the dollar amount of your $1,000 excess withdrawal. Your Contract Value will be reduced to $84,000.

For another example, assume the same facts above except your Contract Value prior to the withdrawal is $120,000. After we process the maximum annual withdrawal portion of your withdrawal, $5,000, your GLWB base remains $100,000 and your Contract Value is $115,000. After we process the portion of your withdrawal in excess of your maximum annual withdrawal, your GLWB base will be reduced to $99,000 ($100,000 — $1,000) because the dollar for dollar reduction of $1,000 is greater than the pro-rata reduction of $870 ($1,000/$115,000 x $100,000). Your Contract Value will be reduced to $114,000.

Because the allowable annual withdrawals under the GLWB (2012) and GLWB Plus riders begin when the annuitant is 59½, any withdrawal under the contract prior to the annuitant reaching age 59½ is an excess withdrawal. Since excess withdrawals reduce your GLWB base by the greater of pro-rata or the dollar amount of the excess withdrawal, any withdrawals you take before the annuitant is 59½ may significantly reduce or eliminate the lifetime maximum annual withdrawals under this rider.

Maximum Annual Withdrawals.

The maximum amount you may withdraw in a contract year under the GLWB (2012) or GLWB Plus riders without reducing your GLWB base is based upon the annuitant’s age when withdrawals begin. The maximum amount you may withdraw in a contract year under the GLWB (2012) rider is equal to the following withdrawal percentages multiplied by the “GLWB base”:

Annuitant’s Age	Maximum Annual Withdrawal %
59½ to 64	4.00%
65 to 74	5.00%
75 to 79	5.50%
80 to 84	6.00%

Form 8524

85+	6.50%

The maximum amount you may withdraw in a contract year under the GLWB Plus rider without reducing your GLWB base is equal to the maximum annual withdrawal percentage multiplied by the GLWB base. For GLWB Plus riders applied for on or after May 1, 2013, the maximum amount you may withdraw in a contract year under the GLWB Plus rider is equal to the following withdrawal percentages multiplied by the “GLWB base”:

Annuitant’s Age	Maximum Annual Withdrawal %
59½ to 64	4.00%
65 to 69	4.50%
70 to 74	5.00%
75 to 79	5.50%
80 to 84	6.25%
85+	7.00%

For GLWB Plus riders applied for on or after March 25, 2013 and before May 1, 2013, the maximum amount you may withdraw in a contract year under the GLWB Plus rider is equal to the following withdrawal percentages multiplied by the “GLWB base”:

Annuitant’s Age	Maximum Annual Withdrawal %
59½ to 64	4.00%
65 to 74	4.50%
75 to 79	5.50%
80 to 84	6.25%
85+	7.00%

For GLWB Plus riders applied for on or after August 20, 2012 and before March 25, 2013, the maximum amount you may withdraw in a contract year under the GLWB Plus rider is equal to the following withdrawal percentages multiplied by the “GLWB base”:

Annuitant’s Age	Maximum Annual Withdrawal %
59½ to 64	4.00%
65 to 74	5.00%
75 to 79	5.50%
80 to 84	6.25%
85+	7.00%

For GLWB Plus riders applied for on or after May 1, 2012 and before August 20, 2012, the maximum amount you may withdraw in a contract year under the GLWB Plus rider is equal to the following withdrawal percentages multiplied by the “GLWB base”:

Annuitant’s Age	Maximum Annual Withdrawal %
59½ to 64	4.10%
65 to 74	5.10%
75 to 79	5.75%
80 to 84	6.25%
85+	7.00%

Form 8524

For GLWB Plus riders applied for prior to May 1, 2012, the maximum amount you may withdraw in a contract year under the rider without reducing your GLWB base is equal to the following withdrawal percentages multiplied by the GLWB base:

Annuitant’s Age	Maximum Annual Withdrawal %
59½ to 64	4.25%
65 to 74	5.25%
75 to 79	6.00%
80 to 84	6.50%
85+	7.00%

In the future, we may offer GLWB Plus riders that have different maximum annual withdrawal percentages.

After you start taking withdrawals, the maximum percentage you may withdraw will not automatically increase to a higher percentage when the annuitant reaches a higher age bracket. Your maximum withdrawal percentage will only increase, based on the annuitant’s then current age, on any contract anniversary on which the GLWB base has been increased to the step-up base as described above under “GLWB base.” You may opt out of a reset to the step-up base and avoid an increase in the rider’s charge, but you will then no longer be eligible for any further resets of the GLWB base to the step-up base. If you opt-out, you will also no longer be eligible for any increases in the maximum annual withdrawal percentages based on the annuitant’s age.

Any withdrawal you take before the annuitant is 59½ is an excess withdrawal and reduces the GLWB base by the greater of the pro-rata or dollar amount of the excess withdrawal. It does not affect the maximum percentage you may withdraw once you take your first withdrawal after the annuitant is 59½.

You may withdraw the maximum annual withdrawal amount under the GLWB (2012) or GLWB Plus rider without a surrender charge even if the maximum annual withdrawal amount exceeds 10% of your Contract Value. We reserve the right to charge a withdrawal fee of up to the lesser of 2% of the amount withdrawn or $15 per withdrawal for withdrawals in excess of 14 in a contract year. We are not currently charging this fee. If charged, this fee would be assessed against your Contract Value and would not affect the amount you withdraw at that time.

Withdrawals under the GLWB (2012) or the GLWB Plus will be deducted pro-rata from the investment options you have selected.

Please note that if you have the annual stepped-up death benefit, any withdrawals you take under the GLWB (2012) or GLWB Plus (including maximum annual withdrawals) reduce the death benefit pro-rata. Therefore, you should carefully consider whether the annual stepped-up death benefit is appropriate for you.

Example.

Please see Appendix D for a detailed example of how the annual credit base and withdrawals work with the GLWB (2012) and GLWB Plus.

Lifetime Annuity Period.

During the Lifetime Annuity Period, we will pay you monthly payments in an annual amount equal to the then current annual withdrawal amount you may take under the GLWB (2012) or GLWB Plus rider for the lifetime of the annuitant. Once you enter the Lifetime Annuity Period, we will not accept any additional purchase payments and you will no longer be eligible for any further increases in the GLWB base. Furthermore, except as expressly stated in the Premium Protection death benefit rider or the Premium Protection Plus death benefit rider, the contract will only provide the benefits under the GLWB (2012) or GLWB Plus rider.

You will enter the “Lifetime Annuity Period” when (a) the annuitant is at least 59½ years old and (b) the earlier of (i) the day your Contract Value goes to zero other than because of an excess withdrawal (such as due to a decline in market value or an allowable withdrawal) or (ii) the contract anniversary immediately following the annuitant’s 95th birthday.

When you enter the Lifetime Annuity Period, we will immediately make a payment to you equal to the excess, if any, of your maximum annual withdrawal over the total withdrawals you have taken during that contract year. If you were taking systematic withdrawals, your payments will continue until you have reached your maximum annual withdrawal for the contract year. Then, you will begin receiving the lifetime annuity on the first day of the month following the first contract anniversary in the Lifetime Annuity Period.

Form 8524

If your Contract Value goes to zero other than because of an excess withdrawal before the annuitant is 59½ years old, the Lifetime Annuity Period is deferred until the annuitant reaches age 59½. In determining whether your Contract Value goes to zero because of an excess withdrawal, we will first calculate your Contract Value for that valuation period and then determine the effect of an excess withdrawal on your Contract Value. If a decline in market value and the then allowable withdrawal reduce your Contract Value to zero on a day you requested an excess withdrawal, we will not pay you the excess withdrawal since you do not have any Contract Value left based upon the non-excess portion of your requested withdrawal. You will, however, still be eligible to enter the Lifetime Annuity Period. If the excess withdrawal reduces your Contract Value to zero, you will not be eligible to enter the Lifetime Annuity Period and your rider will terminate.

For example, assume your allowable withdrawal is $5,000, your Contract Value is $5,500 and you request a withdrawal of $6,000. Further assume on the day you request the withdrawal, your Contract Value declines by $500. We first process the change in Contract Value due to the market and the allowable withdrawal, which reduces your Contract Value to zero ($5,500 — $500 market decline — $5,000 allowable withdrawal). You cannot take the $1,000 excess withdrawal since your Contract Value is zero, but you will be eligible to enter the Lifetime Annuity Period and receive monthly payments equal to one-twelfth of your current maximum annual withdrawal.

Now assume your allowable withdrawal is $5,000, your Contract Value is $6,000 and you request a withdrawal of $6,000. Also assume on the day you request the withdrawal, your Contract Value declines by $500. We first process the change in Contract Value due to the market and the allowable withdrawal, which reduces your Contract Value to $500 ($6,000 — $500 market decline — $5,000 allowable withdrawal). We then process the excess withdrawal. Since your Contract Value is $500, you may only take another $500. Because the $500 is an excess withdrawal, we will assess a surrender charge, if applicable, against that amount and you would receive less than the additional $500. The excess withdrawal reduces your Contract Value to zero; therefore, you will not be eligible to enter the Lifetime Annuity Period. You should carefully consider any withdrawal that may totally deplete your Contract Value and should talk to your registered representative to determine whether the withdrawal would be appropriate for you.

Generally, for riders applied for before May 1, 2016, with the GLWB (2012) or GLWB Plus rider, we will delay the annuity payout date under your contract to the contract anniversary immediately following the annuitant’s 95th birthday. This does not affect the termination of, or extend, any Death Benefit under the contract or other rider unless expressly stated in the rider. In lieu of the benefits under the GLWB (2012) or GLWB Plus rider, you may annuitize under the terms of your contract or under the terms of any single premium, immediate fixed annuity we offer based upon your Contract Value at that time. We will notify you at least 90 days in advance of your annuitization. At that time you may ask us what other options are available to you.

If you elect the lifetime annuity payout option and there is Contract Value remaining in your annuity, you should ask us about the alternative immediate fixed annuity options that we might have generally available for sale at that time. It is possible that one of those alternative fixed annuity options might pay you a higher stream of income or otherwise better fit your circumstances and needs. We will be happy to provide you with whichever immediate fixed annuity option you choose.

You should consult with your registered representative to determine which payout option is best for you.

Rider Charge.

If you have the GLWB (2012) rider, there is an annual charge of 1.05% of the GLWB base. If you choose the GLWB Plus rider, there is an annual charge of 1.05% of the GLWB base (0.95% for riders applied for before May 1, 2013). The charge for the GLWB (2012) or GLWB Plus rider ends when you begin the Lifetime Annuity Period or the rider terminates. (See “Termination” below.) We may increase the charge for the GLWB (2012) or GLWB Plus rider on any contract anniversary that your GLWB base is reset to the step-up base once the rider reaches the third anniversary. That means if your GLWB base is never increased to the step-up base, we will not increase your charge. The new charge will not be higher than the then current charge for new issues of this rider or if we are not issuing the rider, a rate we declare, in our sole discretion. For the GLWB (2012), we guarantee the new charge will not exceed 2.10% of the GLWB base. For the GLWB Plus, we guarantee the new charge will not exceed 2.00% of the GLWB base.

You may opt out of a reset to the step-up base and avoid an increase in the charge, but you will then no longer be eligible for any further resets of the GLWB base to the step-up base. If you opt-out, you will also no longer be eligible for any increases in the maximum annual withdrawal percentages based on the annuitant’s age. To opt-out of an increase in the charge, you must notify us in writing, or in any other manner acceptable to us, within 30 days of the contract anniversary.

Form 8524

We reserve the right to lower the charge for the GLWB (2012) or GLWB Plus rider at any contract anniversary. If we do lower the charge for the rider, we reserve the right to increase the charge up to the original charge on any contract anniversary.

On each anniversary the charge for your GLWB rider will be deducted on a pro rata basis in proportion to your current investment option allocations, but will not be deducted from the Enhanced DCA account. We reserve the right to prorate the annual charge for the rider if (i) the annuitant dies, (ii) you surrender the contract, (iii) the rider is terminated for any reason, or (iv) you annuitize your contract.

Investment Restrictions.

Effective March 3, 2017, in order to have the GLWB (2012) rider, you must allocate any variable account portion of your purchase payments and Contract Value to (a) one of AVIP Moderately Conservative Model Portfolio, AVIP Balanced Model Portfolio or AVIP Moderate Growth Model Portfolio or (b) in accordance with the Fund Category requirements described in “Investment Restrictions for Certain Optional Riders” and Appendix A. These revised requirements will only apply to you if you make additional purchase payments or transfer requests. You may not allocate purchase payments or Contract Value to the Fixed Accumulation Account. You may allocate purchase payments to the Enhanced DCA account and transfer amounts in accordance with the investment restrictions. If you cease to comply with the requirements described in “Investment Restrictions for Certain Optional Riders” and Appendix A we will terminate your GLWB (2012) rider. If the rider is so terminated, a prorated annual rider charge will be assessed.

Effective March 3, 2017, in order to have the GLWB Plus rider, you must allocate your purchase payments and Contract Value in accordance with the Fund Category requirements described in “Investment Restrictions for Certain Optional Riders” and Appendix A. If you purchased the GLWB Plus rider prior to March 3, 2017, these revised requirements will only apply to you if you make additional purchase payments or transfer requests. You may not allocate purchase payments or Contract Value to the Fixed Accumulation Account. You may allocate purchase payments to the Enhanced DCA account and transfer amounts in accordance with the investment restrictions. If you cease to comply with the requirements described in “Investment Restrictions for Certain Optional Riders” and Appendix A we will terminate your GLWB Plus rider. If the rider is so terminated, a prorated annual rider charge will be assessed.

The investment restrictions with the GLWB (2012) provide many more choices of investment options for you to allocate your purchase payments and contract value among than the investment restrictions with the GLWB Plus. The investment options with the GLWB (2012) offer the potential for more variability in their returns, either higher or lower, than one would expect for a similar investment option with the GLWB Plus. The investment options with the GLWB Plus seek to moderate overall volatility or hedge against downmarket volatility. Other investment options that are available if you do not select the GLWB Plus may offer the potential for higher returns. You should consult with your registered representative and carefully consider whether the limited investment options with the GLWB Plus meet your investment objectives and risk tolerance.

Guaranteed Principal Protection with the GLWB Plus

With the GLWB Plus, we will issue a guaranteed principal protection rider at the time the GLWB Plus rider is issued. Effective March 25, 2013, this guaranteed principal protection rider is not available. With this rider, if you do not make any withdrawals in the first 8 years the rider is in effect and you elect to exercise the benefit, we guarantee that your Contract Value at the end of the eight-year term will not be less than it was at the beginning of the 8-year term. If you elect to exercise the benefit, on the last day of the 8-year term if your “eligible contract value” is less than the guaranteed principal amount, we will add an amount to your Contract Value to increase the eligible contract value to the guaranteed principal amount.

If this rider is added when your contract is issued, your eligible contract value is equal to your initial purchase payment plus any purchase payments you make within the first 6 months after your contract is issued. If this rider is added after the contract is issued, the eligible contract value is equal to your Contract Value on the date the rider is added. Your eligible contract value is adjusted for any gains or losses in your Contract Value due to performance of the investment options you have selected. It is also reduced by the dollar amount of any withdrawals you take and for applicable rider and contract charges.

The guaranteed principal amount is your Contract Value as of the first day of the rider’s term (plus, if the rider is added when the contract is issued, any purchase payments you make in the first 6 months) reduced pro rata for any withdrawals you make during the 8 year term. A pro rata reduction means that a withdrawal will reduce the guaranteed principal amount by the same percentage the withdrawal reduces the eligible contract value. For example, assume (i) your eligible contract value is $200,000; (ii) your guaranteed principal amount is $100,000 and (iii) you take a withdrawal of $50,000.

Form 8524

Your eligible contract value would be reduced to $150,000 ($200,000 – $50,000). Your guaranteed principal amount would be reduced by the same percentage (25%) to $75,000.

You must elect to exercise this benefit by providing Notice to us within 30 days of the 8th rider anniversary. If you elect to exercise this benefit, your GLWB Plus rider, any Premium Protection or Premium Protection Plus riders and any deferral credit rider you have will terminate and you will receive no further benefits under those riders.

There is no charge for this guaranteed principal protection rider in conjunction with the GLWB Plus.

This 8-year guaranteed principal protection rider will terminate when the GLWB Plus rider terminates. Also, this rider will terminate upon (i) the expiration of its 8-year term if it is not elected on, or up to 30 days after, the 8th rider anniversary; (ii) commencement of any annuity option or (iii) the death of the Annuitant, except in the case of Spousal Continuation.

Required Minimum Distributions (Qualified Contracts Only).

If you are required to take withdrawals from your contract under the Required Minimum Distribution regulations under the Code, we will allow you to take your Required Minimum Distribution (or “RMD”) for a given year even if it exceeds your maximum annual withdrawal under the GLWB (2012) or GLWB Plus rider without it affecting your GLWB base. Please note that RMDs are calculated on a calendar year basis and your maximum annual withdrawal under your GLWB rider is calculated on a contract year basis. Any withdrawals in a contract year that exceed your maximum annual withdrawal and your RMD will be considered excess withdrawals and will reduce the GLWB base. You may withdraw your RMD under the GLWB (2012) or GLWB Plus rider without a surrender charge even if your RMD exceeds 10% of your Contract Value.

You will receive RMD treatment on or after January 1 of the first calendar year after your contract was issued. To elect monthly RMD treatment, you must provide Notice to us on or before January 25 of that calendar year and you must elect a monthly payment date on or before the 25th day of the month. If the date you elect is not the end of a Valuation Period (generally, a day when the NYSE is open), we will make the payment on, and as of, the end of the next applicable Valuation Period. If you elect monthly RMD treatment, we will automatically pay you the greater of your RMD or your maximum annual withdrawal on a monthly basis each month. Once you elect monthly RMD treatment, you cannot revoke it. You may elect to not take a monthly withdrawal by providing Notice to us, but you will not be able to take that withdrawal later and still receive RMD treatment for it. If you do later take such withdrawal, it will be considered an excess withdrawal.

If you die and your spouse elects to continue the contract, your spouse may revoke monthly RMD treatment by providing Notice to us within 30 days of the later of the date of spousal continuation or December 31 of the calendar year in which you died. If your spouse revokes monthly RMD treatment, he or she may elect monthly RMD treatment in the future when he or she is required to take RMDs from the contract. If your spouse continues the contract, is eligible for monthly RMD treatment and does not revoke monthly RMD treatment, he or she will continue to receive monthly RMD treatment with the applicable RMD amount based upon the continuing spouse’s age beginning in the calendar year after you die.

We reserve the right to modify or eliminate RMD treatment if there is any change to the Code or regulations regarding RMDs, including guidance by the Internal Revenue Service. We will provide you 30 days written notice, when practicable, of any modifications to or termination of the RMD treatment with the GLWB (2012) or GLWB Plus.

Termination.

The GLWB (2012) and GLWB Plus riders will terminate when the contract is terminated in accordance with its terms (unless otherwise provided in the rider) or if your Contract Value goes to zero because of an excess withdrawal. The rider will terminate if the funds are allocated in a manner that violate the investment restrictions. The GLWB (2012) and GLWB Plus riders will also terminate if you annuitize your contract, or, except in the case of spousal continuation, if the annuitant dies or you transfer or assign your contract or the benefits under the GWLB (2012) or GLWB Plus rider. The GLWB Plus terminates if you have chosen the optional guaranteed principal protection with it and elect to exercise that feature on the 8th rider anniversary. If you have the GLWB (2012) or GLWB Plus, it will continue until it is terminated as described in this section.

Spousal Continuation.

If your surviving spouse chooses to continue the contract under the spousal continuation option and becomes the sole owner and annuitant, the GLWB (2012) or GLWB Plus rider will be continued. Your spouse will be eligible to take withdrawals under this rider when he or she reaches age 59½, and the maximum annual withdrawal will be based on your spouse’s age when he or she begins taking such withdrawals. If you die before age 59½ or on or after age 59½ but before taking any withdrawals, the GLWB base will be set equal to the greater of (a) Contract Value (after applying any applicable death benefit adjustments) or (b) the GLWB base as of the earlier of (i) the date we are in receipt of proof of

Form 8524

the annuitant’s death or (ii) 90 days from the date of the annuitant’s death. If you die on or after age 59½ and after you have begun to take withdrawals, the GLWB base will be set equal to the Contract Value (after applying any Death Benefit Adjustment) as of the earlier of (a) the date we are in receipt of proof of the annuitant’s death or (b) 90 days from the date of the annuitant’s death. We will use the surviving spouse’s age to calculate maximum annual withdrawals when, and if, the surviving spouse is eligible to enter the Lifetime Withdrawal Period. (For example, if the surviving spouse is 40, he or she will not be eligible to enter the Lifetime Withdrawal Period until he or she turns 59½.)

Guaranteed Lifetime Withdrawal Benefit (Joint Life) (2012) and Guaranteed Lifetime Withdrawal Benefit (Joint Life) Plus

In those states where permitted, we offer a Guaranteed Lifetime Withdrawal Benefit (Joint Life) Plus rider (“Joint GLWB Plus”) at the time the contract is issued. The Guaranteed Lifetime Withdrawal Benefit (Joint Life) (2012) rider (“Joint GLWB (2012)”) is not available for purchase on or after May 1, 2012. The Joint GLWB (2012) and the Joint GLWB Plus differ from the GLWB (2012) and GLWB Plus, respectively, since the surviving spouse continues to receive the same payment the annuitant was receiving before his or her death if he or she was in the Lifetime Withdrawal Period at the time of death, and allowable withdrawals under the rider are calculated based upon the youngest Participating Spouse’s age. Subject to the conditions described, the Joint GLWB (2012) or Joint GLWB Plus rider provides a guaranteed level of withdrawals from your contract in each contract year, beginning when the youngest spouse is age 59½ for the lifetime of you and your spouse. The Joint GLWB (2012) or Joint GLWB Plus rider may help protect you from the risk that you and your spouse might outlive your income. The Joint GLWB (2012) and Joint GLWB Plus differ from electing spousal continuation under the GLWB (2012) and GLWB Plus, respectively, because you have the potential to have a higher GLWB base upon the death of the first spouse, who is also the annuitant, with the Joint GLWB (2012) or Joint GLWB Plus. The Joint GLWB (2012) has a higher charge than the GLWB (2012), and the Joint GLWB Plus has a higher charge than the GLWB Plus.

We may, at our sole option, offer the Joint GLWB Plus rider to existing contracts, in which case it may be added on a contract anniversary. You may not add the rider once either spouse is 86 years old. The Joint GLWB (2012) and the Joint GLWB Plus riders are the same as the GLWB (2012) and GLWB Plus riders, respectively, except as described below.

The Joint GLWB (2012) or Joint GLWB Plus rider is available to two people who are legally married at the time the rider is added. We refer to these people as “Participating Spouses.” A Participating Spouse is one of two people upon whose life and age the benefits under the Joint GWLB (2012) or GLWB Plus rider are based. On the date the rider is added, either (a) the two Participating Spouses must be joint owners and one must be the annuitant or (b) one Participating Spouse is the owner and annuitant and the other is the sole beneficiary. No one can be added as a Participating Spouse after the rider is added to the contract, and once someone loses his or her status as a Participating Spouse, it cannot be regained. Status as a Participating Spouse will be lost in the following situations:

●	when a Participating Spouse dies;

●	when a sole owner Participating Spouse requests that the other Participating Spouse be removed by giving Notice to us;

●	if one Participating Spouse is the sole owner and the Participating Spouses divorce, the non-owner spouse will cease to be a Participating Spouse;

●	if the Participating Spouses are joint owners and they divorce, the non-annuitant will cease to be a Participating Spouse.

Please note that if one of the spouses ceases to be a Participating Spouse, you will continue to be charged for the Joint GLWB (2012) or Joint GLWB Plus rider.

The maximum amount you may withdraw in a contract year under the Joint GLWB Plus rider without reducing your GLWB base is equal to the maximum annual withdrawal percentage multiplied by the GLWB base. For Joint GLWB Plus riders applied for on or after May 1, 2013, the maximum amount you may withdraw in a contract year under the Joint GLWB Plus rider is equal to the following withdrawal percentages multiplied by the “GLWB base”:

Youngest Participating Spouse’s Age	Maximum Annual Withdrawal %
59½ to 64	3.75%
65 to 69	4.00%
70 to 74	4.50%
75 to 79	5.00%

Form 8524

80 to 84	6.00%
85+	6.50%

For Joint GLWB Plus riders applied for on or after March 25, 2013 and before May 1, 2013, the maximum amount you may withdraw in a contract year under the Joint GLWB Plus rider is equal to the following withdrawal percentages multiplied by the “GLWB base”:

Youngest Participating Spouse’s Age	Maximum Annual Withdrawal %
59½ to 64	3.75%
65 to 74	4.00%
75 to 79	5.00%
80 to 84	6.00%
85+	6.50%

For Joint GLWB Plus riders applied for on or after August 20, 2012 and before March 25, 2013, the maximum amount you may withdraw in a contract year under the Joint GLWB Plus rider is equal to the following withdrawal percentages multiplied by the “GLWB base”:

Youngest Participating Spouse’s Age	Maximum Annual Withdrawal %
59½ to 64	4.00%
65 to 74	4.50%
75 to 79	5.00%
80 to 84	6.00%
85+	6.50%

For Joint GLWB Plus riders applied for on or after May 1, 2012 and before August 20, 2012, the maximum amount you may withdraw in a contract year under the Joint GLWB Plus rider is equal to the following withdrawal percentages multiplied by the “GLWB base”:

Youngest Participating Spouse’s Age	Maximum Annual Withdrawal %
59½ to 64	4.00%
65 to 74	5.00%
75 to 79	5.50%
80 to 84	6.00%
85+	6.50%

For Joint GLWB Plus riders applied for prior to May 1, 2012, the maximum amount you may withdraw in a contract year under the rider without reducing your GLWB base is equal to the following withdrawal percentages multiplied by the GLWB base:

Youngest Participating Spouse’s Age	Maximum Annual Withdrawal %
59½ to 64	4.25%
65 to 74	5.25%
75 to 79	6.00%
80 to 84	6.50%
85+	7.00%

In the future, we may offer Joint GLWB Plus riders that have different maximum annual withdrawal percentages.

Form 8524

Under the Joint GLWB (2012) or Joint GLWB Plus rider, the amount you may withdraw under the rider is based upon the youngest Participating Spouse’s age. Therefore, if the youngest Participating Spouse is younger than 59½ years old, any withdrawals under the contract (including RMDs) will be excess withdrawals under the Joint GLWB (2012) or Joint GLWB Plus rider until the youngest Participating Spouse becomes 59½. Please carefully consider whether the Joint GLWB (2012) or Joint GLWB Plus is appropriate for you if there is a significant difference in age between you and your spouse.

If you have the Joint GLWB (2012) rider, there is an annual charge of 1.35% of the GLWB base. If you choose the Joint GLWB Plus rider, there is an annual charge of 1.35% of the GLWB base (1.25% for riders applied for before May 1, 2013). We may increase the charge for the Joint GLWB (2012) or Joint GLWB Plus rider on any contract anniversary that your GLWB base is reset to the step-up base once the rider reaches the third anniversary. The new charge will not be higher than the then current charge for new issues of the rider or if we are not issuing the rider, a rate we declare, in our sole discretion. We guarantee the new charge will not exceed 2.70% of the GLWB base for the Joint GLWB (2012) and 2.50% of the GLWB base for the Joint GLWB Plus.

The 8-year guaranteed principal protection rider and deferral credit rider are not available for Joint GLWB Plus riders applied for on or after December 3, 2012.

If we are required by state law, we will allow civil union partners to purchase the Joint GLWB (2012) or Joint GLWB Plus rider in certain states and receive the same benefits as a Participating Spouse while both Participating Spouses are living. Please note that because civil union partners are not eligible for spousal continuation under the Code, there may be no benefit to such partners from buying the Joint GLWB (2012) or Joint GLWB Plus rider versus the GLWB (2012) or GLWB Plus rider. You should consult with your tax advisor before purchasing this rider. Please contact your registered representative or call us at 1-888-925-6446 for more information about whether your state recognizes civil unions.

You will enter the Lifetime Annuity Period when (a) the youngest Participating Spouse is at least 59½ years old, and (b) the earlier of (i) the day your Contract Value goes to zero other than because of an excess withdrawal (such as due to a decline in market value or an allowable withdrawal) or (ii) the contract anniversary immediately following the annuitant’s 95th birthday. If your Contract Value goes to zero other than because of an excess withdrawal before the youngest Participating Spouse is 59½ years old, the Lifetime Annuity Period is deferred until the youngest Participating Spouse reaches age 59½. In that scenario, we will make the first payment immediately upon the youngest Participating Spouse reaching age 59½. During the Lifetime Annuity Period, we will pay you monthly payments in an annual amount equal to the then current annual withdrawal amount you may take under the Joint GLWB (2012) or Joint GLWB Plus rider (as based on the youngest Participating Spouse’s age) until the death of the last surviving Participating Spouse.

In lieu of the benefits under this rider, you may annuitize under the terms of your contract or under the terms of any single premium, immediate fixed annuity we offer based upon your Contract Value at that time.

You should consult with your financial representative to determine which payout option is best for you.

If you are the sole owner and upon your death your surviving Participating Spouse elects spousal continuation, the GLWB base will be set equal to the greater of (a) Contract Value (after applying any applicable death benefit adjustments) or (b) the GLWB base as of the earlier of (i) the date we are in receipt of proof of the annuitant’s death or (ii) 90 days from the date of the annuitant’s death. Your Participating Spouse will be eligible to take withdrawals under this rider when he or she reaches age 59½ and the maximum annual withdrawal will be based on your spouse’s age when he or she begins taking such withdrawals. Please note that since civil union partners are not eligible for spousal continuation under the Code, they are also not eligible for spousal continuation under this rider.

In those states where permitted, we may offer a Guaranteed Lifetime Withdrawal Benefit ("GLWB") rider when you apply for the contract. If you choose the GLWB rider, you may not have any other rider available under this contract except for the annual stepped-up death benefit. In the future we may, at our sole option, offer the GLWB rider to existing contracts, in which case it may be added on a contract anniversary. You may not purchase the GLWB rider if you have any rider, other than the annual stepped-up death benefit, on your contract. You may not purchase this rider once the annuitant is 86 years old.

Any guarantees under the contract that exceed the value of your interest in the separate account VAA, such as those associated with the GLWB riders, are paid from our general account (not the VAA). Therefore, any amounts that we may pay under the contract in excess of your interest in the VAA are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. In the event of an insolvency or receivership, payments we make from

Form 8524

our general account to satisfy claims under the contract would generally receive the same priority as our other policy holder obligations.

With the GLWB rider, you may take annual withdrawals regardless of your Contract Value and without a surrender charge. The maximum annual withdrawals you may take are determined by applying a percentage to a value we refer to as the GLWB base. The percentage you may take is set at the time of your first withdrawal and is based on the annuitant’s age bracket. The higher the annuitant’s age bracket at the time of the first withdrawal, the larger the allowable withdrawal percentage will be. Unlike the GLWB base, the percentage can only change in limited circumstances. The GLWB base, which is described below, is recalculated annually, so the amount you may withdraw can change every year. Certain of your actions can increase or decrease the GLWB base, which would affect the annual amount you may withdraw. These actions include making additional purchase payments, not taking withdrawals, taking withdrawals before age 59½ or taking more than the maximum annual withdrawals.

GLWB base.

The initial GLWB base is equal to your initial purchase payment if the rider is added at issue. The GLWB base is increased dollar for dollar by purchase payments when made and decreased pro-rata for “excess withdrawals” as described below. Withdrawals that do not exceed the maximum annual withdrawals allowed under this rider will not decrease the GLWB base but will decrease your Contract Value and possibly the Death Benefit.

On each contract anniversary, the GLWB base is reset to the greater of (a) the GLWB base as of the previous anniversary plus subsequent purchase payments, adjusted for any excess withdrawals, (b) the then-current Contract Value (also called the “step-up base”) or (c) the “annual credit base” described below.

If you take no withdrawals in the first ten contract years the GLWB rider is in effect, we guarantee that your GLWB base on your tenth GLWB rider anniversary will be at least:

(a)	200% of an amount equal to your initial GLWB base plus total subsequent purchase payments made in the first contract year the rider is in effect, plus

(b)	any purchase payments made in the second through tenth years.

For example, if your initial purchase payment is $100,000, you make no additional purchase payments and you take no withdrawals, we guarantee your GLWB base on the tenth rider anniversary will be at least $200,000. In this example, if you make an additional purchase payment of $100,000 in year one, we guarantee your GLWB base on the tenth rider anniversary will be at least $400,000. If you also make an additional purchase payment in year three of $50,000, we guarantee your GLWB base on the tenth rider anniversary will be at least $450,000, which is 200% of ($100,000 initial purchase payment + $100,000 additional purchase payment in year one) + $50,000 additional purchase payment in year three.

The GLWB base is used solely for the purpose of calculating benefits under the GLWB rider. It does not provide a Contract Value or guarantee performance of any investment option.

Annual credit base.

With the GLWB, there is a ten-year period called the “annual credit period” that begins on the date the rider is issued. During the annual credit period, you may be eligible for the annual credit base, which provides for a credit to your GLWB base of 8% simple interest of the “Annual Credit Calculation Base” for each year you do not take any withdrawals. You will start a new ten-year annual credit period on each contract anniversary the GLWB base is set equal to the step-up base. If your GLWB base is not set equal to the step-up base, you will not start a new ten-year annual credit period. If you take a withdrawal from your contract during the annual credit period, you will not be eligible for the annual credit for the year in which you took the withdrawal.

The annual credit base at the end of the contract year is equal to:

(a)	the GLWB base as of the prior contract anniversary, plus

(b)	purchase payments made during the current contract year, plus

(c)	8% of the Annual Credit Calculation Base.

The Annual Credit Calculation Base is the amount to which the 8% annual credit rate is applied. The Annual Credit Calculation Base is equal to the GLWB base at the beginning of the annual credit period, increased for any additional purchase payments made since the beginning of the annual credit period. If there is an excess withdrawal and the GLWB base after it has been adjusted for the excess withdrawal is less than the Annual Credit Calculation Base, the Annual Credit Calculation Base will be lowered to the GLWB base at that time.

Form 8524

Excess withdrawals.

The GLWB base is reduced pro-rata by any excess withdrawals. An excess withdrawal is the amount a withdrawal exceeds the maximum annual withdrawal under this rider. For example, assume you may withdraw $5,000 annually under the GLWB rider and in one contract year you withdraw $6,000. $1,000 would be an excess withdrawal. An excess withdrawal will reduce your GLWB base by the same percentage the excess withdrawal reduces your Contract Value.

For example, assume your GLWB base is $100,000 at the beginning of the contract year and your withdrawal percentage is 5%, so your maximum annual withdrawal is $5,000. That means you can withdraw $5,000 without it affecting your GLWB base. Assume your Contract Value is $90,000 and you withdraw $6,000. First we process that portion of the withdrawal that is allowed, $5,000. Your GLWB base remains $100,000 and your Contract Value decreases to $85,000. Then we process that portion of the withdrawal in excess of your maximum annual withdrawal, $1,000. Because you have already taken your maximum annual withdrawal, the $1,000 withdrawal will reduce the GLWB base pro rata. Your GLWB base will be reduced to $98,824, i.e. $100,000 — ([$1,000/$85,000] x $100,000) and your Contract Value is $84,000.

Because the allowable annual withdrawals under this rider begin when the annuitant is 59½, any withdrawal under the contract prior to the annuitant reaching age 59½ is an excess withdrawal. Since excess withdrawals reduce your GLWB base pro-rata, any withdrawals you take before the annuitant is 59½ may significantly reduce or eliminate the lifetime maximum annual withdrawals under this rider.

Maximum Annual Withdrawals.

The amount you may annually withdraw under the GLWB rider is based upon the annuitant’s age when withdrawals begin and is equal to the following withdrawal percentages multiplied by the “GLWB base”:

Annuitant’s Age	Maximum Annual Withdrawal %
59½ to 64	4%
65 to 79	5%
80+	6%

After you start taking withdrawals, the maximum percentage you may withdraw will not automatically increase to a higher percentage when the annuitant reaches a higher age bracket. Your maximum withdrawal percentage will only increase based on the annuitant’s then current age on a contract anniversary when the GLWB base has been increased to the step-up base as described above. Any withdrawal you take before the annuitant is 59½ is an excess withdrawal and reduces the GLWB base pro-rata. It does not affect the maximum percentage you may withdraw once you take your first withdrawal after the annuitant is 59½.

You may withdraw the maximum annual withdrawal amount under the GLWB (2011) rider without a surrender charge even if the maximum annual withdrawal amount exceeds 10% of your Contract Value. We reserve the right to charge a withdrawal fee of up to the lesser of 2% of the amount withdrawn or $15 per withdrawal for withdrawals in excess of 14 in a contract year. We are not currently charging this fee. If charged, this fee would be assessed against your Contract Value and would not affect the amount you withdraw at that time.

Example.

The following provides an example of how the annual credit base and withdrawals work. Assume you purchase a contract with an initial purchase payment of $100,000 and select the GLWB rider. Further assume (i) the annuitant is age 65 at the time of purchase; (ii) you take a withdrawal of $1,000 in year five and one of $50,000 in year six and take no other withdrawals in the first ten years, (iii) you make an additional purchase payment of $50,000 in year three and one of $10,000 in year eight, (iv) during year one your Contract Value increases $30,000, net of contract expenses and charges, due to market performance, and (v) the market is flat, net of contract expenses and charges, over the next ten years of your contract. Your initial GLWB base and Annual Credit Calculation Base is $100,000. Since you took no withdrawals in year one or two and the market was flat, you receive a $8,000 credit on the first contract anniversary (8% of $100,000 Annual Credit Calculation Base) and your annual credit base and GLWB base are $108,000 after year one.

Your Contract Value increased by $30,000 during year one due to market performance, so at the beginning of year two your GLWB base is set equal to the step-up base of $130,000, i.e. your then current Contract Value. Because your GLWB base was set equal to the step-up base, you start a new ten-year annual credit period. Your Annual Credit Calculation Base is set equal to the GLWB base of $130,000. You receive an annual credit at the end of year two of $10,400 (8% of

Form 8524

$130,000 Annual Credit Calculation Base). Your annual credit base and GLWB base are $140,400 after year two ($130,000 prior GLWB base + $10,400 annual credit).

At the start of year three, you make an additional purchase payment of $50,000, so your Annual Credit Calculation Base increases to $180,000 ($130,000 prior Annual Credit Calculation Base + $50,000 additional purchase payment). Your GLWB base immediately increases with the additional purchase payment to $190,400 ($140,400 prior GLWB base + $50,000 additional purchase payment). Your annual credit at the end of year three is $14,400 (8% of $180,000 Annual Credit Calculation Base). Your annual credit base after year three, therefore, is $204,800 ($140,400 prior GLWB base + $50,000 purchase payment + $14,400 annual credit), and your GLWB base is set equal to your annual credit base.

In year four you take no withdrawals and make no additional purchase payments. Your annual credit for year four is $14,400 (8% of $180,000 Annual Credit Calculation Base), so your annual credit base, and therefore your GLWB base, after year four is $219,200 ($204,800 prior GLWB base + $14,400 annual credit).

In year five, when the annuitant is age 70 and your maximum annual withdrawal amount under the rider is $10,960 (5% of $219,200), you take a withdrawal of $1,000. Because your withdrawal is less than the maximum annual withdrawal, your GLWB base is not reduced by the withdrawal and remains $219,200. Further, because you took a withdrawal, you are not eligible for the annual credit in year five.

In year six, when the annuitant is age 71 and your maximum annual withdrawal amount under the rider is $10,960 (5% of $219,200), you take a withdrawal of $50,000. Because your withdrawal exceeds your maximum annual withdrawal amount, $39,040 of it is an excess withdrawal and you are not eligible for an annual credit at the end of year six. Your Contract Value after the allowed withdrawal of $10,960 was $168,040. Upon the excess withdrawal, your GLWB base is set equal to $168,274, i.e. $219,200 – [($39,040/$168,040) x $219,200]. Because the GLWB base after adjustment for the excess withdrawal of $168,274 is less than the Annual Credit Calculation Base of $180,000, the Annual Credit Calculation Base is set equal to the GLWB base of $168,274.

In year seven you take no withdrawals and make no additional purchase payments. Your annual credit for year seven is $13,462 (8% of $168,274 Annual Credit Calculation Base), so your annual credit base, and therefore, your GLWB base, after year seven is $181,736 ($168,274 prior GLWB base + $13,462 annual credit).

At the start of year eight, you make an additional purchase payment of $10,000. Your GLWB base immediately increases with the additional purchase payment to $191,736 ($181,736 prior GLWB base + $10,000 additional purchase payment). Your Annual Credit Calculation Base increases to $178,274 ($168,274 prior Annual Credit Calculation Base + $10,000 additional purchase payment). Your annual credit at the end of year eight is $14,262 (8% of $178,274 Annual Credit Calculation Base). Your annual credit base after year eight, therefore, is $205,998 ($181,736 prior GLWB base + $10,000 additional purchase payment + $14,262 annual credit), and your GLWB base is set equal to your annual credit base.

Since you take no more withdrawals and add no more purchase payments in years nine and ten, for each year, your annual credit will be $14,262 (8% of $178,274 Annual Credit Calculation Base). Furthermore, since the market is flat, your GLWB base increases each of those years by the amount of the annual credit to $220,260 for year nine and $234,522 for year ten.

You started a new ten-year annual credit period at the beginning of year two because your GLWB base was set equal to the step-up base so you are eligible for the annual credit in year eleven. Since you took no withdrawals or made no purchase payments in year eleven, you receive an annual credit of $14,262 (8% of $178,274 Annual Credit Calculation Base) and your GLWB base after year eleven is $248,784 ($234,522 prior GLWB base + $14,262 annual credit).

Lifetime Annuity Period.

You will enter the “Lifetime Annuity Period” when (a) the annuitant is at least 59½ years old and (b) (i) your Contract Value goes to zero other than because of an excess withdrawal (such as due to a decline in market value or an allowable withdrawal) or (ii) your contract reaches the annuity payout date. If your Contract Value goes to zero other than because of an excess withdrawal before the annuitant is 59½ years old, the Lifetime Annuity Period is deferred until the annuitant reaches age 59 ½. In determining whether your Contract Value goes to zero because of an excess withdrawal, we will first calculate your Contract Value for that valuation period and then determine the effect of an excess withdrawal on Contract Value. If a decline in market value and the then allowable withdrawal reduce your Contract Value to zero on a day you requested an excess withdrawal, we will not pay you the excess withdrawal since you do not have any Contract Value left. You will, however, still be eligible to enter the Lifetime Annuity Period. If the excess withdrawal reduces your Contract Value to zero, you will not be eligible to enter the Lifetime Annuity Period.

Form 8524

For example, assume your allowable withdrawal is $5,000, your Contract Value is $5,500 and you request a withdrawal of $6,000. Further assume on the day you request the withdrawal, your Contract Value declines by $500. We first process the change in Contract Value due to the market and the allowable withdrawal, which reduces your Contract Value to zero ($5,500 — $500 market decline — $5,000 allowable withdrawal). You cannot take the $1,000 excess withdrawal since your Contract Value is zero, but you will be eligible to enter the Lifetime Annuity Period.

Now assume your allowable withdrawal is $5,000, your Contract Value is $6,000 and you request a withdrawal of $6,000. Also assume on the day you request the withdrawal, your Contract Value declines by $500. We first process the change in Contract Value due to the market and the allowable withdrawal, which reduces your Contract Value to $500 ($6,000 — $500 market decline — $5,000 allowable withdrawal). We then process the excess withdrawal. Since your Contract Value is $500, you may only take another $500. Because the $500 is an excess withdrawal, we will assess a surrender charge, if applicable, against that amount and you would receive less than the additional $500. The excess withdrawal reduces your Contract Value to zero; therefore, you will not be eligible to enter the Lifetime Annuity Period. You should carefully consider any withdrawal that may deplete your Contract Value and should talk to your registered representative to determine whether the withdrawal would be appropriate for you.

During the Lifetime Annuity Period, we will pay you monthly payments in an annual amount equal to the then current annual withdrawal amount you may take under the GLWB rider for the lifetime of the annuitant. Once you enter the Lifetime Annuity Period, we will not accept any additional purchase payments and you will no longer be eligible for any further increases in the GLWB base. Furthermore, the contract will only provide the benefits under the GLWB rider.

In lieu of this annual payout for the lifetime of the annuitant, you may elect to receive an age-based lump sum or an underwritten lump sum settlement option. Under the age-based lump sum settlement option, you will receive an amount equal to the then current maximum annual withdrawal amount you may take under the GLWB rider multiplied by the multiplier specified below:

Annuitant’s Age Nearest Birthday	Multiplier
60-64	6.7
65-69	5.7
70-74	4.7
75-79	3.7
80-84	2.7
85-89	2.0
90+	1.4

You may elect the underwritten lump sum settlement option if a licensed physician attests that the annuitant is in good health and has a life expectancy that is in line with that of the average purchaser of annuity products at that age. The amount you may receive under this option will be determined based on age and sex, taking into account health information on the annuitant.

In lieu of the benefits under this rider, you may annuitize under the terms of your contract or under the terms of any single premium, immediate annuity we offer based upon your Contract Value at that time.

Whether you should elect the lifetime annuity payout option or the lump sum settlement option depends upon your personal circumstances and risk tolerance. The lifetime annuity payout option provides a guaranteed stream of payments over the remainder of your life and, as such, protects you against the risk that you could outlive your available income. However, if you elect the lifetime annuity payout option, you will not have the ability to receive any payment from your annuity other than the income stream provided by the lifetime annuity payout option. In contrast, if you elect the lump sum settlement option, you will have access immediately to the proceeds to invest, save or spend as you choose, but you will have no guarantee of future payments. In that case, you assume the risk that you might outlive your available funds and have no proceeds or stream of income available from this annuity in the future.

If you elect the lifetime annuity payout option and there is Contract Value remaining in your annuity, you should ask us about the alternative immediate annuity options under the contract or that we might have generally available for sale at that time. It is possible that one of those alternative annuity options might pay you a higher stream of income or otherwise better fit your circumstances and needs. We will be happy to provide you with whichever immediate annuity

Form 8524

option you choose. We will not assess a surrender charge if you choose an alternative annuity option if one of the following is true:

(1)	If the withdrawal for the alternative annuity option is before the end of the second contract year, the annuity income must be payable for the lifetime of the annuitant and joint annuitant, if any;

(2)

If the withdrawal for the alternative annuity option is during the third through fifth contract years, the annuity income must be payable over a period of not less than ten years or payable over the lifetime of the annuitant and joint annuitant, if any; or

(3)

If the withdrawal for the alternative annuity option is after the fifth contract year, the annuity income must be payable over a period of not less than five years or payable over the lifetime of the annuitant and joint annuitant, if any.

If you elect the lump sum payment option and you are in good health, you may wish to consider the underwritten lump sum settlement option. The underwritten lump sum settlement option is a benefit for you if your health is materially better than an average person your age. If you request the underwritten lump sum settlement option and we determine that your health is materially better than the average person your age, we may pay you a higher lump sum amount than you would have otherwise received under the appropriate table in your rider. Keep in mind that if you request an underwritten lump sum settlement, we have the right to gather whatever medical information we determine that we need to assess your health.

You should consult with your financial representative to determine which payout option is best for you.

Rider Charge.

If you choose the GLWB rider, there is an annual charge of 0.95% of the GLWB base. The charge for the GLWB rider ends when you begin the Lifetime Annuity Period or the rider terminates. (See “Termination” below.) We may increase the charge for the GLWB rider on any contract anniversary that your GLWB base is reset to the step-up base once the surrender charge period ends for your contract. That means if your GLWB base is never increased to the step-up base, we will not increase your charge. The new charge will not be higher than the then current charge for new issues of this rider, and we guarantee that it will not exceed 2.00% of the GLWB base.

You may opt out of a reset to the step-up base and avoid an increase in the charge, but you will then no longer be eligible for any further resets of the GLWB base to the step-up base. If you opt-out, you will also no longer be eligible for any increases in the maximum annual withdrawal percentages based on the annuitant’s age. To opt-out of an increase in the charge, you must notify us in writing, or in any other manner acceptable to us, within 30 days of the contract anniversary.

Death Benefit.

The GLWB rider provides for a death benefit upon the death of the annuitant. If the rider is added at issue, the initial GLWB death benefit is equal to your initial purchase payment. If we allow you to add the rider on a subsequent contract anniversary, the initial GLWB death benefit will be equal to the then current Contract Value. The GLWB death benefit is increased for additional purchase payments and decreased dollar for dollar by withdrawals up to your maximum annual withdrawal amounts. Any excess withdrawals will decrease the GLWB death benefit pro-rata. Because this death benefit is determined by your purchase payments and is reduced by withdrawals, if your total withdrawals over the life of the contract exceed your purchase payments, you will not have any death benefit under this rider. The GLWB death benefit is no longer in effect if you choose a lump sum settlement option in lieu of annual payments upon entering the Lifetime Annuity Period or if you elect to annuitize based upon your Contract Value.

The death benefit is used to calculate the death benefit adjustment which affects the amount of proceeds received by the beneficiary. Please see the “Death Benefit” section earlier in this prospectus for more details.

Investment Restrictions.

Effective March 3, 2017, in order to have the GLWB rider, you must allocate any variable account portion of your purchase payments and Contract Value to (a) one of AVIP Moderately Conservative Model Portfolio, AVIP Balanced Model Portfolio or AVIP Moderate Growth Model Portfolio or (b) in accordance with the Fund Category requirements described in “Investment Restrictions for Certain Optional Riders” and Appendix A. These revised requirements will only apply to you if you make additional purchase payments or transfer requests. You may not allocate purchase payments or Contract Value to the Fixed Accumulation Account. You may allocate purchase payments to the Enhanced DCA account and transfer amounts in accordance with the investment restrictions. If you cease to comply with the requirements described in “Investment Restrictions for Certain Optional Riders” and Appendix A, we will terminate your GLWB rider. If the rider is so terminated, a prorated annual rider charge will be assessed.

Form 8524

Required Minimum Distributions.

If you are required to take withdrawals from your contract under the Required Minimum Distribution regulations under the Code, we will allow you to take your Required Minimum Distribution (or “RMD”) even if it exceeds your maximum annual withdrawal under the GLWB rider without it affecting your GLWB base. Any withdrawals in a contract year that exceed your maximum annual withdrawal and your RMD will be considered excess withdrawals and will reduce the GLWB base pro-rata. You may withdraw your RMD under this rider without a surrender charge even if your RMD exceeds 10% of your Contract Value.

We reserve the right to modify or eliminate RMD treatment if there is any change to the Code or regulations regarding RMDs. We will provide you 30 days written notice, when practicable, of any modifications to or termination of the RMD treatment with the GLWB.

Termination.

If you choose the GLWB rider, you cannot later discontinue it unless we otherwise agree. The GLWB rider will terminate if your Contract Value goes to zero because of an excess withdrawal. The GLWB rider will also terminate if you annuitize your contract or if the annuitant dies, except in the case of spousal continuation.

Spousal Continuation.

If your surviving spouse chooses to continue the contract under the spousal continuation option and becomes the sole owner and annuitant, the GLWB rider will be continued. Your spouse will be eligible to take withdrawals under this rider when he or she reaches age 59½, and the maximum annual withdrawal will be based on your spouse’s age when he or she begins taking such withdrawals. If you die before age 59½ or after age 59½ but before taking any withdrawals, the GLWB base will be set equal to the greater of (a) Contract Value (after applying any applicable death benefit adjustments) or (b) the GLWB base as of the earlier of (i) the date we are in receipt of proof of the annuitant’s death or (ii) 90 days from the date of the annuitant’s death. If you die after age 59½ and after you have begun to take withdrawals, the GLWB base will be set equal to the Contract Value (after applying any death benefit adjustments) as of the earlier of (a) the date we are in receipt of proof of the annuitant’s death or (b) 90 days from the date of the annuitant’s death. The death benefit under this rider will be reset to the current Contract Value (after applying any death benefit adjustment) if that amount is greater than the then current death benefit under this rider.

Guaranteed Lifetime Withdrawal Benefit (Joint Life)

In those states where permitted, we may offer a guaranteed lifetime withdrawal benefit rider (joint life) (“Joint GLWB”) at the time the contract is issued. Subject to the conditions described, the Joint GLWB rider provides a guaranteed level of withdrawals from your contract in each contract year, beginning when the youngest spouse is age 59½, for the lifetime of you and your spouse. The Joint GLWB rider may help protect you from the risk that you and your spouse might outlive your income. The Joint GLWB differs from electing spousal continuation under the GLWB because you have the potential to have a higher GLWB base upon the death of the first spouse with the Joint GLWB. The Joint GLWB has a higher charge than the GLWB.

We may, at our sole option, offer the Joint GLWB rider to existing contracts, in which case it may be added on a contract anniversary. You may not add this rider once either spouse is 86 years old. The Joint GLWB rider is the same as the GLWB rider except as described below.

The Joint GLWB rider is available to two people who are legally married at the time the rider is added. We refer to these people as “participating spouses.” A participating spouse is one of two people upon whose life and age the benefits under the Joint GWLB rider are based. On the date the rider is added, either (a) the two participating spouses must be joint owners and one must be the annuitant or (b) one participating spouse is the owner and annuitant and the other is the sole beneficiary. No one can be added as a participating spouse after the rider is added to the contract, and once someone loses his or her status as a participating spouse, it cannot be regained. Status as a participating spouse will be lost in the following situations:

●	when a participating spouse dies;

●	when a sole owner participating spouse requests that the other participating spouse be removed;

●	if one participating spouse is the sole owner and the participating spouses divorce, the non-owner spouse will cease to be a participating spouse;

●	if the participating spouses are joint owners and they divorce, the non-annuitant will cease to be a participating spouse.

Form 8524

Please note that if one of the spouses ceases to be a participating spouse, you will still be charged for the Joint GLWB rider.

Under the Joint GLWB rider, the amount you may withdraw under the rider is based upon the youngest participating spouse’s age. Therefore, if the youngest participating spouse is younger than 59½ years old, any withdrawals under the contract will be excess withdrawals under the Joint GLWB rider until the youngest participating spouse becomes 59½.

If you choose the Joint GLWB rider, there is an annual charge of 1.05% of the GLWB base. We may increase the charge for the Joint GLWB rider on any contract anniversary that your GLWB base is reset to the step-up base once the surrender charge period ends for your contract. The new charge will not be higher than the then current charge for new issues of the rider, and we guarantee that the charge will not exceed 2.00% of the GLWB base.

If required by state law, we will allow civil union partners to purchase the Joint GLWB rider in certain states and receive the same benefits as a participating spouse while both participating spouses are living. Please note that because civil union partners are not eligible for spousal continuation under the Code, there may be adverse tax consequences with withdrawals and other transactions upon the death of the first partner. You should consult with your tax advisor before purchasing this rider. Please contact your registered representative or call us at 1-888-925-6446 for more information about whether your state recognizes civil unions.

You will enter the Lifetime Annuity Period when (a) the youngest participating spouse is at least 59½ years old, and (b) (i) your Contract Value goes to zero other than because of an excess withdrawal (such as due to a decline in market value or an allowable withdrawal) or (ii) your contract reaches the annuity payout date. If your Contract Value goes to zero other than because of an excess withdrawal before the youngest participating spouse is 59½ years old, the Lifetime Annuity Period is deferred until the youngest participating spouse reaches age 59½. In that scenario, we will make the first payment immediately upon the youngest participating spouse reaching age 59½. During the Lifetime Annuity Period, we will pay you monthly payments in an annual amount equal to the then current annual withdrawal amount you may take under the Joint GLWB rider (as based on the youngest participating spouse’s age) for the lifetime of the annuitant.

In lieu of this annual payout for the lifetime of the annuitant, you may elect to receive an age-based lump sum or an underwritten lump sum settlement option. Under the age-based lump sum settlement option if there is only one surviving participating spouse, you will receive an amount equal to the then current maximum annual withdrawal amount you may take under the Joint GLWB rider multiplied by the multiplier specified below:

Participating Spouse’s Age Nearest Birthday	Multiplier
60-64	6.7
65-69	5.7
70-74	4.7
75-79	3.7
80-84	2.7
85-89	2.0
90+	1.4

Under the age-based lump sum settlement option if there are two surviving participating spouses, you will receive an amount equal to the then current maximum annual withdrawal amount you may take under the Joint GLWB rider multiplied by the multiplier specified below, based on the youngest participating spouse:

Youngest Participating Spouse’s Age Nearest Birthday	Multiplier
60-64	8.4
65-69	7.5
70-74	6.5
75-79	5.2
80-84	4.0
85-89	2.9
90+	2.0

Form 8524

You may elect the underwritten lump sum settlement option if a licensed physician attests that the youngest participating spouse is in good health and has a life expectancy that is in line with that of the average purchaser of annuity products at that age. The amount you may receive under this option will be determined based on age and sex, taking into account health information on the youngest participating spouse.

In lieu of the benefits under this rider, you may annuitize under the terms of your contract or under the terms of any single premium, immediate annuity we offer based upon your Contract Value at that time.

You should consult with your financial representative to determine which payout option is best for you.

If you are the sole owner and your surviving participating spouse elects spousal continuation, the GLWB base will be set equal to the greater of (a) Contract Value (after applying any applicable death benefit adjustments) or (b) the GLWB base as of the earlier of (i) the date we are in receipt of proof of the annuitant’s death or (ii) 90 days from the date of the annuitant’s death. Your participating spouse will be eligible to take withdrawals under this rider when he or she reaches age 59½, and the maximum annual withdrawal will be based on your spouse’s age when he or she begins taking such withdrawals. Please note that civil union partners are not eligible for spousal continuation under the Code.

The death benefit under the Joint GLWB rider ceases after the death benefit adjustment, if any, for the second participating spouse.

Form 8524

Other Information

Assignment

Amounts payable in settlement of a contract may not be commuted, anticipated, assigned or otherwise encumbered, or pledged as loan collateral to anyone other than us. We may require that any assignee or owner have an insurable interest in the life of the annuitant. To the extent permitted by law, such amounts are not subject to any legal process to pay any claims against an annuitant before annuity payments begin. The owner of a tax-qualified contract may not, but the owner of a non-tax-qualified contract may, collaterally assign the contract before the annuity payout date. Ownership of a tax-qualified contract may not be transferred except to:

●	the annuitant,

●	a trustee or successor trustee of a pension or profit-sharing trust which is qualified under Section 401 of the Code,

●

the employer of the annuitant provided that the contract after transfer is maintained under the terms of a retirement plan qualified under Section 403(a) of the Code for the benefit of the annuitant, or

●	as otherwise permitted by laws and regulations governing plans for which the contract may be issued.

Reports and Confirmations

Before the annuity payout date, we will send you quarterly statements showing the number of units credited to the contract by Fund and the value of each unit as of the end of the last quarter. In addition, as long as the contract remains in effect, we will forward any periodic Fund reports.

We will send you a written confirmation of your purchase payments, transfers and withdrawals. For regularly recurring transactions, such as dollar cost averaging and payroll deduction programs, we may confirm the transactions in a quarterly report. Review your statements and confirmations to verify their accuracy. You must report any error or inaccuracy to us within 30 days. Otherwise, we are not responsible for losses due to the error or inaccuracy.

Substitution for Fund Shares

If investment in a Fund is no longer possible or we believe it is inappropriate to the purposes of the contract, we may substitute one or more other funds. Substitution may be made as to both existing investments and the investment of future purchase payments. However, no substitution will be made until we receive any necessary approval of the Securities and Exchange Commission. We may also add other Funds as eligible investments of VAA.

Contract Owner Inquiries

Direct any questions to AuguStar Life Insurance Company, Variable Annuity Administration, P.O. Box 2669, Cincinnati, Ohio 45201; telephone 888.925.6446 (8:30 a.m. to 4:30 p.m., Eastern time).

Performance Data

We may advertise performance data for the various Funds showing the percentage change in unit values based on the performance of the applicable Fund over a period of time (usually a calendar year). We determine the percentage change by dividing the increase (or decrease) in value for the unit by the unit value at the beginning of the period. This percent reflects the deduction of any asset-based contract charge but does not reflect the deduction of any applicable contract administration charge or surrender charge. The deduction of a contract administration charge or surrender charge would reduce any percentage increase or make greater any percentage decrease.

Advertising may also include average annual total return figures calculated as shown in the Statement of Additional Information. The average annual total return figures reflect the deduction of applicable contract administration charges and surrender charge as well as applicable asset-based charges.

We may also distribute sales literature comparing separate account performance to the Consumer Price Index or to such established market indexes as the Dow Jones Industrial Average, the Standard & Poor’s 500 Stock Index, IBC’s Money Fund Reports, Lehman Brothers Bond Indices, the Morgan Stanley Europe Australia Far East Index, Morgan Stanley World Index, Russell 2000 Index, or other variable annuity separate accounts or mutual funds with investment objectives similar to those of the Funds.

Form 8524

Financial Statements

The complete financial statements of VAA and AuguStar Life are incorporated by reference in the Statement of Additional Information.

Federal Tax Status

The following discussion of federal income tax treatment of amounts received under a variable annuity contract does not cover all situations or issues. It is not intended as tax advice. Consult a qualified tax adviser to apply the law to your circumstances. Tax laws can change, even for contracts that have already been issued. Tax law revisions, with unfavorable consequences, could have retroactive effect on previously issued contracts or on later voluntary transactions in previously issued contracts.

We are taxed as a life insurance company under Subchapter L of the Internal Revenue Code (the “Code”). Since the operations of VAA are a part of, and are taxed with, our operations, VAA is not separately taxed as a “regulated investment company” under Subchapter M of the Code. The law does not now provide for payment of federal income tax on dividend income or capital gains distributions from Fund shares held in VAA or upon capital gains realized by VAA on redemption of Fund shares.

The contracts are considered annuity contracts under Section 72 of the Code, which generally provides for taxation of annuities. Under existing provisions of the Code, any increase in the Contract Value is not taxable to you as the owner or annuitant until you receive it, either in the form of annuity payments, as contemplated by the contract, or in some other form of distribution. (As of the date of this prospectus, proposals to modify taxation of annuities may be under consideration by the federal government.) The owner of a non-tax qualified contract must be a natural person for this purpose. With certain exceptions, where the owner of a non-tax qualified contract is a non-natural person (corporation, partnership or trust) any increase in the accumulation value of the contract attributable to purchase payments made after February 28, 1986 will be treated as ordinary income received or accrued by the contract owner during the current tax year.

The income and gains within an annuity contract are generally tax deferred for natural persons. Within a tax-qualified plan, the plan itself provides tax deferral. Therefore, the tax-deferred treatment otherwise available to an annuity contract is not a factor to consider when purchasing an annuity within a tax-qualified plan or arrangement.

When a non-tax-qualified contract is issued in connection with a deferred compensation plan or arrangement, all rights, discretions and powers relative to the contract are vested in the employer and you must look only to your employer for the payment of deferred compensation benefits. Generally, in that case, an annuitant will have no “investment in the contract” and amounts received by you from your employer under a deferred compensation arrangement will be taxable in full as ordinary income in the years you receive the payments.

When annuity payments begin, each payment is taxable under Section 72 of the Code as ordinary income in the year of receipt if you have neither paid any portion of the purchase payments nor previously been taxed on any portion of the purchase payments. If any portion of the purchase payments has been paid from or included in your taxable income, this aggregate amount will be considered your “investment in the contract.” You will be entitled to exclude from your taxable income a portion of each annuity payment equal to your “investment in the contract” divided by the period of expected annuity payments, determined by your life expectancy and the form of annuity benefit. Once you recover your “investment in the contract,” all further annuity payments will be included in your taxable income.

A withdrawal of contract values is taxable as ordinary income in the year received to the extent that the accumulated value of the contract immediately before the payment exceeds the “investment in the contract.” If you elect to withdraw any portion of your accumulated value in lieu of receiving annuity payments, that withdrawal is treated as a distribution of earnings first and only second as a recovery of your “investment in the contract.” Any part of the value of the contract that you assign or pledge to secure a loan will be taxed as if it had been a withdrawal and may be subject to a penalty tax.

Under tax regulations, all contracts issued in the same calendar year to the same owner should be treated as one contract for tax reporting purposes, so that cost basis and gain will be aggregated for the purpose of determining the taxable portion of any withdrawal.

Form 8524

There is a penalty tax equal to 10% of any amount that must be included in gross income for tax purposes. The penalty will not apply to a redemption that is:

●	received on or after the taxpayer reaches age 59 ½;

●	made to a beneficiary on or after the death of the annuitant;

●	attributable to the taxpayer’s becoming disabled;

●	made as a series of substantially equal periodic payments for the life of the annuitant (or joint lives of the annuitant and beneficiary);

●	from a contract that is a qualified funding asset for purposes of a structured settlement;

●	made under an annuity contract that is purchased with a single premium and with an annuity payout date not later than a year from the purchase of the annuity;

●	incident to divorce;

●	a qualified reservist distribution;

●	a distribution for qualifying medical expenses or health insurance;

●	a distribution from an IRA for a first home purchase;

●	taken from an IRA for higher education expenses;

●	a qualified birth or adoption distribution;

●	to a victim of domestic abuse by a spouse or domestic partner (up to the lesser of $10,000 or 50% of account);

●	taken from an IRA for a qualified first-time home purchase (up to $10,000);

●	taken from an IRA where the taxpayer has been certified as terminally ill under the Code; or

●	taken for personal or family emergency expenses (once per calendar year, up to the lesser of $1,000 or vested account balance over $1,000); or

●

taken from an IRA as a Qualified Disaster Recovery Distribution (“QDRD”), does not exceed $22,000, is taken within 180 days of the disaster, and the taxpayer’s principal residence is located within a federally-declared disaster area, with the taxpayer having sustained an economic loss.

Any taxable amount you withdraw from an annuity contract is automatically subject to 10% withholding unless you elect not to have withholding apply. If you elect not to have withholding apply to an early withdrawal or if an insufficient amount is withheld, you may be responsible for payment of estimated tax. You may also incur penalties under the estimated tax rules if the withholding and estimated tax payments are not sufficient. If you fail to provide your taxpayer identification number, any payments under the contract will automatically be subject to withholding. The Code requires 20% withholding for distributions from contracts owned by tax qualified plans.

Tax-Deferred Annuities

Under the provisions of Section 403(b) of the Code, employees may exclude from their gross income purchase payments made for annuity contracts purchased for them by public educational institutions and certain tax-exempt organizations which are described in Section 501(c)(3) of the Code. You may make this exclusion to the extent that the aggregate purchase payments plus any other amounts contributed to purchase the contract and toward benefits under qualified retirement plans do not exceed certain limits in the Code. Employee contributions are, however, subject to social security (FICA) tax withholding. All amounts you receive under a contract, either in the form of annuity payments or cash withdrawal, will be taxed under Section 72 of the Code as ordinary income for the year received, except for exclusion of any amounts representing “investment in the contract.” Under certain circumstances, amounts you receive may be used to make a “tax-free rollover” into one of the types of individual retirement arrangements permitted under the Code. Amounts you receive that are eligible for “tax-free rollover” will be subject to an automatic 20% withholding unless you directly roll over such amounts from the tax-deferred annuity to the individual retirement arrangement.

Form 8524

With respect to a contract set up under Section 403(b) of the Code, distributions may be paid only when the employee:

●	attains age 59 ½,

●	separates from the employer’s service,

●	dies,

●	becomes disabled as defined in the Code, or

●	incurs a financial hardship as defined in the Code.

In the case of hardship, cash distributions may not exceed the amount of your purchase payments. These restrictions do not affect your right to transfer investments among the Funds and do not limit the availability of transfers between tax-deferred annuities.

Qualified Pension or Profit-Sharing Plans

Under present law, purchase payments made by an employer or trustee, for a plan or trust qualified under Section 401(a) or 403 of the Code, are generally excludable from the employee’s gross income. Any purchase payments made by the employee, or which are considered taxable income to the employee in the year such payments are made, constitute an “investment in the contract” under Section 72 of the Code for the employee’s annuity benefits. Salary reduction payments (unless characterized as Roth contributions) to a profit sharing plan qualifying under Section 401(k) of the Code are generally excludable from the employee’s gross income up to certain limits in the Code, and therefore are not considered “investment in the contract”.

The Code requires plans to prohibit any distribution to a plan participant prior to age 59 ½, except in the event of death, total disability, financial hardship, separation from service (special rules apply for plan terminations) or other special circumstances (described above in “Federal Tax Status”). Distributions generally must begin no later than April 1 of the calendar year following the year in which the participant reaches age 72. For participants born prior to July 1, 1949, distributions must begin by April 1 of the year following the year the participant attains age 70 ½. For individuals who attain age 72 after December 31, 2022, and attain age 73 prior to January 1, 2033, distributions must begin by April 1 of the year following the year the individual attains age 73. For individuals who attain age 74 on or after January 1, 2033, distributions must begin by April 1 of the year following the year that the individual attains age 75. Premature distribution of benefits or contributions in excess of those permitted by the Code may result in certain penalties under the Code. (Special tax treatment, including capital gain treatment and 5-year forward averaging, may be available to those born before 1936). If you receive such a distribution you may be able to make a “tax-free rollover” of the distribution less your “investment in the contract” into another qualified plan in which you are a participant or into one of the types of individual retirement arrangements permitted under the Code. Your surviving spouse receiving such a distribution may be able to make a tax-free rollover to one of the types of individual retirement arrangements permitted under the Code. Amounts received that are eligible for “tax-free rollover” will be subject to an automatic 20% withholding unless such amounts are directly rolled over to another qualified plan or individual retirement arrangement.

Withholding on Annuity Payments

Distributions from tax-deferred annuities (i.e. 403b plans) or qualified pension and profit sharing plans that are eligible for “tax-free rollover” will be subject to an automatic 20% withholding unless such amounts are directly rolled over to an individual retirement arrangement or another qualified plan. Federal income tax withholding is required on annuity payments. However, recipients of annuity payments are allowed to elect not to have the tax withheld. This election may be revoked at any time and withholding would begin after that. If you do not give us your taxpayer identification number, any payments under the contract will automatically be subject to withholding.

Individual Retirement Annuities (IRAs)

See IRA Disclosure Statement (Appendix E), following.

Form 8524

Appendix A

Funds Available Under the Contract

The following is a list of Funds available under the contract, which is subject to change, as discussed in the prospectus. Depending on the optional benefits you choose, you may not be able to invest in certain Funds. You can find the prospectuses and other information about the Funds online at augustarfinancial.com/variableproducts. You can also request this information at no cost by calling 888.925.6446 or by sending an email request to AnnuityService@constellationinsurance.com.

The current expenses and performance information below reflects fees and expenses of the Funds, but does not reflect the other fees and expenses that your contract may charge. Expenses would be higher and performance would be lower if these charges were included. Each Fund’s past performance is not necessarily an indication of future performance.

Type/ Investment Objective	Fund and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/23)
			1 year	5 year	10 year
Allocation	AVIP Moderately Conservative Model Portfolio Adviser: Constellation Investments, Inc.	1.01%	11.77%	5.87%	N/A
Allocation	AVIP Balanced Model Portfolio Adviser: Constellation Investments, Inc.	1.00%	13.95%	7.69%	N/A
Allocation	AVIP Moderate Growth Model Portfolio Adviser: Constellation Investments, Inc.	0.97%	16.67%	9.72%	N/A
Allocation	AVIP Growth Model Portfolio Adviser: Constellation Investments, Inc.	1.01%	18.73%	11.35%	N/A
Corporate Bond	AVIP Bond Portfolio Adviser: Constellation Investments, Inc.	0.61%	8.30%	2.61%	2.74%
Allocation	AVIP BlackRock Balanced Allocation Portfolio Adviser: Constellation Investments, Inc. Subadviser: BlackRock Investment Management, LLC	0.56%	21.13%	11.96%	8.67%
Large Cap Blend Equity	AVIP S&P 500® Index Portfolio Adviser: Constellation Investments, Inc. Subadviser: Geode Capital Management, LLC	0.38%	25.72%	15.24%	11.57%
Foreign Large Cap Blend Equity	AVIP BlackRock Advantage International Equity Portfolio Adviser: Constellation Investments, Inc. Subadviser: BlackRock Investment Management, LLC	0.89%	18.94%	8.52%	3.57%
Large Cap Growth Equity	AVIP Fidelity Institutional AM® Equity Growth Portfolio Adviser: Constellation Investments, Inc. Subadviser: FIAM LLC	0.86%	39.39%	15.44%	13.15%
Mid Cap Growth Equity	AVIP AB Mid Cap Core Portfolio Adviser: Constellation Investments, Inc. Subadviser: AllianceBernstein L.P.	0.90%	17.05%	11.27%	8.48%
High Yield Bond	AVIP Federated High Income Bond Portfolio Adviser: Constellation Investments, Inc. Subadviser: Federated Investment Management Company	0.86%	12.68%	5.12%	4.23%
Intermediate Core-Plus Bond	AVIP Federated Core Plus Bond Portfolio Adviser: Constellation Investments, Inc. Subadviser: Federated Investment Management Company	0.58%	5.18%	N/A	N/A

Form 8524

Type/ Investment Objective	Fund and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/23)
			1 year	5 year	10 year
Large Cap Value Equity	AVIP BlackRock Advantage Large Cap Value Portfolio Adviser: Constellation Investments, Inc. Subadviser: BlackRock Investment Management, LLC	0.74%	13.37%	9.84%	8.11%
Small Cap Growth Equity	AVIP AB Small Cap Portfolio Adviser: Constellation Investments, Inc. Subadviser: AllianceBernstein L.P.	0.86%	17.22%	9.27%	7.83%
Large Cap Growth Equity	AVIP Nasdaq-100® Index Portfolio Adviser: Constellation Investments, Inc. Subadviser: Geode Capital Management, LLC	0.43%	54.44%	22.19%	17.38%
Large Cap Blend Equity	AVIP BlackRock Advantage Large Cap Core Portfolio Adviser: Constellation Investments, Inc. Subadviser: BlackRock Investment Management, LLC	0.69%	25.84%	15.35%	10.82%
Small Cap Growth Equity	AVIP BlackRock Advantage Small Cap Growth Portfolio Adviser: Constellation Investments, Inc. Subadviser: BlackRock Investment Management, LLC	0.86%	20.28%	10.74%	7.39%
Mid Cap Blend Equity	AVIP S&P MidCap 400® Index Portfolio Adviser: Constellation Investments, Inc. Subadviser: Geode Capital Management, LLC	0.41%	15.50%	12.07%	7.48%
Large Cap Growth Equity	AVIP BlackRock Advantage Large Cap Growth Portfolio Adviser: Constellation Investments, Inc. Subadviser: BlackRock Investment Management, LLC	0.71%	40.78%	17.45%	12.15%
Allocation	AVIP iShares Managed Risk Balanced Portfolio Adviser: Constellation Investments, Inc. Subadviser: BlackRock Investment Management, LLC	0.67%	13.89%	N/A	N/A
Allocation	AVIP iShares Managed Risk Moderate Growth Portfolio Adviser: Constellation Investments, Inc. Subadviser: BlackRock Investment Management, LLC	0.66%	16.15%	N/A	N/A
Allocation	AVIP iShares Managed Risk Growth Portfolio Adviser: Constellation Investments, Inc. Subadviser: BlackRock Investment Management, LLC	0.66%	19.62%	N/A	N/A
Large Cap Blend Equity	AVIP Intech U.S. Low Volatility Portfolio Adviser: Constellation Investments, Inc. Subadviser: Intech Investment Management LLC	0.61%	6.59%	N/A	N/A
Allocation	AVIP AB Risk Managed Balanced Portfolio Adviser: Constellation Investments, Inc. Subadviser: AllianceBernstein L.P.	0.85%	12.90%	8.97%	N/A
Allocation	AB VPS Global Risk Allocation-Moderate Portfolio (Class B Shares) Adviser: AllianceBernstein L.P.	0.80%*	14.79%	5.83%	N/A
Large Cap Value Equity	AB VPS Relative Value Portfolio (Class B Shares)(1) Adviser: AllianceBernstein L.P.	0.86%*	11.72%	11.57%	9.05%
Small Cap Growth Equity	AB VPS Small Cap Growth Portfolio (Class B Shares) Adviser: AllianceBernstein L.P.	1.15%*	17.73%	10.29%	8.26%
Foreign Large Cap Growth Equity	Invesco V.I. EQV International Equity Fund (Series II Shares) Adviser: Invesco Advisers, Inc.	1.15%	17.87%	8.15%	4.07%
Large Cap Blend Equity	Appreciation Portfolio (Service Shares) Adviser: BNY Mellon Investment Adviser, Inc.	1.10%	20.67%	15.94%	10.81%

Form 8524

Type/ Investment Objective	Fund and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/23)
			1 year	5 year	10 year
Mid Cap Growth Equity	Federated Hermes Kaufmann Fund II (Service Shares) Adviser: Federated Equity Management Company of Pennsylvania Subadviser: Federated Global Investment Management Corp.	1.80%*	14.86%	7.04%	8.39%
Mid Cap Blend Equity	Fidelity® VIP Mid Cap Portfolio (Service Class 2) Adviser: Fidelity Management & Research Company	0.82%	14.80%	12.17%	7.85%
Large Cap Growth Equity	Fidelity® VIP Growth Portfolio (Service Class 2) Adviser: Fidelity Management & Research Company	0.83%	35.89%	19.34%	14.51%
Money Market	Fidelity® VIP Government Money Market Portfolio (Service Class) Adviser: Fidelity Management & Research Company LLC Subadviser: Fidelity Investments Money Management, Inc.	0.37%	4.82%	1.67%	1.06%
Large Cap Value Equity	Fidelity® VIP Equity-Income Portfolio (Service Class 2) Adviser: Fidelity Management & Research Company	0.72%	10.38%	12.01%	8.31%
Real Estate Equity	Fidelity® VIP Real Estate Portfolio (Service Class 2) Adviser: Fidelity SelectCo, LLC	0.85%	10.89%	4.96%	5.77%
Allocation	Fidelity® VIP Target Volatility Portfolio (Service Class 2) Adviser: Fidelity Management & Research Company	0.80%*	13.93%	6.84%	5.25%
Allocation	Franklin VolSmart Allocation VIP Fund (Class 5) Adviser: Franklin Advisers, Inc.	0.90%*	11.57%	9.61%	6.01%
Allocation	Franklin Allocation VIP Fund (Class 4) Adviser: Franklin Advisers, Inc. Subadviser: Templeton Global Advisors Limited, Franklin Templeton Institutional, LLC, ClearBridge Investments, LLC, Brandywine Global Investment Management, LLC, Western Asset Management Company, LLC, Western Asset Management Company Limited	0.92%*	14.62%	7.44%	4.64%
Allocation	Franklin Income VIP Fund (Class 2)(2) Adviser: Franklin Advisers, Inc.	0.71%*	8.62%	6.98%	5.01%
Allocation	Franklin DynaTech VIP Fund (Class 2)(2) Adviser: Franklin Advisers, Inc.	0.90%*	43.77%	13.76%	10.37%
Allocation	Templeton Foreign VIP Fund (Class 2)(2) Adviser: Templeton Investment Counsel, LLC	1.07%*	20.76%	5.27%	1.28%
Allocation	Franklin Income VIP Fund (Class 4)(2) Adviser: Franklin Advisers, Inc.	0.81%*	8.55%	6.88%	4.90%
Allocation	Franklin DynaTech VIP Fund (Class 4)(2) Adviser: Franklin Advisers, Inc.	1.00%*	44.02%	13.64%	10.27%
Allocation	Templeton Foreign VIP Fund (Class 4)(2) Adviser: Templeton Investment Counsel, LLC	1.17%*	20.69%	5.17%	1.18%
Large Cap Blend Equity	Goldman Sachs U.S. Equity Insights Fund (Institutional Shares)(3) Adviser: Goldman Sachs Asset Management, L.P.	0.56%*	23.81%	13.61%	10.97%
Large Cap Blend Equity	Goldman Sachs Strategic Growth Fund (Institutional Shares)(3) Adviser: Goldman Sachs Asset Management, L.P.	0.70%*	41.94%	17.33%	13.17%

Form 8524

Type/ Investment Objective	Fund and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/23)
			1 year	5 year	10 year
Large Cap Blend Equity	Goldman Sachs U.S. Equity Insights Fund (Service Shares)(3) Adviser: Goldman Sachs Asset Management, L.P.	0.77%*	23.59%	13.37%	10.75%
Large Cap Blend Equity	Goldman Sachs Strategic Growth Fund (Service Shares)(3) Adviser: Goldman Sachs Asset Management, L.P.	0.95%*	41.65%	17.06%	12.89%
Allocation	Goldman Sachs Trend Driven Allocation (Service Shares) Adviser: Goldman Sachs Asset Management, L.P.	0.97%*	15.57%	4.81%	3.41%
Allocation	Macquarie VIP Asset Strategy Series (Service Shares) (4) Adviser: Delaware Management Company Subadviser: Macquarie Investment Management Global Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Europe Limited	0.85%*	13.90%	8.27%	3.48%
Natural Resources Equity	Macquarie VIP Natural Resources Series (Service Shares) (4) Adviser: Delaware Management Company Subadviser: Macquarie Investment Management Global Limited	1.30%	1.63%	7.86%	-0.36%
Technology Equity	Macquarie VIP Science and Technology Series (Service Shares) (4) Adviser: Delaware Management Company Subadviser: Macquarie Investment Management Global Limited	1.15%	39.05%	17.17%	10.87%
Large Cap Growth Equity	Janus Henderson Research Portfolio (Service Shares) Adviser: Janus Henderson Investors US LLC	0.82%	42.81%	16.54%	12.21%
Foreign Large Cap Blend Equity	Janus Henderson Overseas Portfolio (Service Shares) Adviser: Janus Henderson Investors US LLC	1.14%	10.58%	10.92%	3.38%
World Large Cap Equity	Janus Henderson Global Research Portfolio (Service Shares) Adviser: Janus Henderson Investors US LLC	0.86%	26.47%	13.05%	8.74%
Allocation	Janus Henderson Balanced Portfolio (Service Shares) Adviser: Janus Capital Management LLC	0.87%	15.13%	9.37%	7.73%
Intermediate Core-Plus Bond	Janus Henderson Flexible Bond Portfolio (Service Shares) Adviser: Janus Henderson Investors US LLC	0.82%*	5.29%	1.55%	1.66%
Small Cap Blend Equity	LVIP JPMorgan Small Cap Core Fund (Standard Shares)(1) Adviser: Lincoln Investment Advisors Corporation Subadviser: J.P. Morgan Investment Management Inc.	0.78%	13.10%	9.41%	7.10%
Small Cap Blend Equity	Lazard Retirement US Small Cap Equity Select Portfolio (Service Shares) Adviser: Lazard Asset Management LLC	1.15%*	10.02%	9.10%	6.73%
Emerging Markets Equity	Lazard Retirement Emerging Markets Equity Portfolio (Service Shares) Adviser: Lazard Asset Management LLC	1.42%	22.27%	5.01%	2.04%

Form 8524

Type/ Investment Objective	Fund and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/23)
			1 year	5 year	10 year
Foreign Large Cap Blend Equity	Lazard Retirement International Equity Portfolio (Service Shares) Adviser: Lazard Asset Management LLC	1.10%*	15.88%	6.42%	2.98%
Allocation	Lazard Retirement Global Dynamic Multi-Asset Portfolio (Service Shares) Adviser: Lazard Asset Management LLC	1.05%*	10.81%	4.00%	3.77%
Large Cap Blend Equity	ClearBridge Variable Dividend Strategy Portfolio (Class I Shares) Adviser: Legg Mason Partners Fund Advisor, LLC Subadviser: ClearBridge Investments, LLC	0.75%	14.19%	13.52%	10.33%
Large Cap Value Equity	ClearBridge Variable Large Cap Value Portfolio (Class I Shares) Adviser: Legg Mason Partners Fund Advisor, LLC Subadviser: ClearBridge Investments, LLC	0.72%	15.09%	13.02%	8.99%
Mid Cap Growth Equity	MFS® Mid Cap Growth Series (Service Class) Adviser: Massachusetts Financial Services Company	1.05%*	20.97%	13.05%	10.85%
Small Cap Growth Equity	MFS® New Discovery Series (Service Class) Adviser: Massachusetts Financial Services Company	1.12%*	14.25%	10.81%	7.41%
Allocation	MFS® Total Return Series (Service Class) Adviser: Massachusetts Financial Services Company	0.86%*	10.22%	8.27%	6.27%
Large Cap Growth Equity	MFS® Massachusetts Investors Growth Stock Portfolio (Service Class) Adviser: Massachusetts Financial Services Company	0.98%*	23.70%	16.39%	12.44%
Large Cap Growth Equity	Morgan Stanley VIF Growth Portfolio (Class II Shares) Adviser: Morgan Stanley Investment Management Inc.	0.82%*	48.32%	10.95%	11.62%
Mid Cap Growth Equity	AMT Mid Cap Intrinsic Value Portfolio (S Class Shares) Adviser: Neuberger Berman Investment Advisers LLC	1.26%*	10.69%	8.36%	5.88%
Inflation Protected Bond	PIMCO Real Return Portfolio (Administrative Share Class) Adviser: Pacific Investment Management Company LLC	0.84%	3.67%	3.16%	2.25%
Global Bond	PIMCO Global Bond Opportunities Portfolio (Administrative Share Class) Adviser: Pacific Investment Management Company LLC	1.01%	5.26%	0.97%	1.09%
Commodities	PIMCO CommodityRealReturn® Strategy Portfolio (Administrative Share Class) Adviser: Pacific Investment Management Company LLC	1.48%*	-7.85%	8.55%	-0.80%
Ultrashort Bond	PIMCO Short-Term Portfolio (Administrative Share Class) Adviser: Pacific Investment Management Company LLC	0.66%	5.91%	2.12%	1.87%
Short Term Bond	PIMCO Low Duration Portfolio (Administrative Share Class) Adviser: Pacific Investment Management Company LLC	0.69%	4.97%	0.99%	0.92%
Small Cap Value Equity	Royce Small-Cap Portfolio (Investment Class Shares) Adviser: Royce & Associates, LLC	1.15%	25.93%	10.17%	5.61%
Small Cap Blend Equity	Royce Micro-Cap Portfolio (Investment Class Shares) Adviser: Royce & Associates, LLC	1.18%	18.78%	12.13%	5.53%
Large Growth	Allspring VT Opportunity Fund (Class 2) Adviser: Allspring Funds Management, LLC Subadviser: Allspring Global Investments, LLC (Available before May 1, 2007)	1.00%*	26.50%	14.74%	10.32%

Form 8524

(1) Available only in contracts with value allocated to this Fund as of May 1, 2023.

(2) Class 4 Shares for contracts applied for on or after May 1, 2008. Class 2 Shares for contracts applied for before May 1, 2008.

(3) Service Shares for contracts applied for on or after May 1, 2008. Institutional Class Shares for contracts applied for before May 1, 2008.

(4) Fund name and share class effective May 1, 2024. Until May 1, 2024, “Delaware Ivy” replaces “Macquarie” in the name of the Fund and the share class is Class II.

*	Annual expenses reflect temporary fee reductions.

Form 8524

Investment Options Available with Certain Optional Riders

GLWB Plus and GPP (2012) Applied for on or after October 1, 2012

Allocations:

	Minimum	Maximum
Category 1 Investment Options	25%	100%
Any individual investment option included in Category 1	0%	50%
Category 2 Investment Options	0%	75%
Any individual investment option included in Category 2	0%	25%

Investment Options:

CATEGORY 1	AVIP AB Risk Managed Balanced Portfolio AVIP iShares Managed Risk Balanced Portfolio AVIP iShares Managed Risk Moderate Growth Portfolio	AB VPS Global Risk Allocation-Moderate Portfolio Franklin VolSmart Allocation VIP Fund

CATEGORY 2

AVIP Balanced Model Portfolio

AVIP BlackRock Balanced Allocation Portfolio

AVIP Intech U.S. Low Volatility Portfolio

AVIP iShares Managed Risk Growth Portfolio

Fidelity® VIP Target Volatility Portfolio

Goldman Sachs Trend Driven Allocation Fund Janus Henderson Balanced Portfolio Lazard Retirement Global Dynamic Multi-Asset Portfolio MFS® Total Return Series

GLWB Plus and GPP (2012) Applied for prior to October 1, 2012

Allocations:

	Minimum	Maximum
Category 1 Investment Options	50%	100%
Category 2 Investment Options	0%	50%

Investment Options:

CATEGORY 1	AVIP AB Risk Managed Balanced Portfolio AVIP iShares Managed Risk Balanced Portfolio	AVIP iShares Managed Risk Moderate Growth Portfolio AVIP iShares Managed Risk Growth Portfolio

CATEGORY 2	AVIP BlackRock Balanced Allocation Portfolio AVIP Intech U.S. Low Volatility Portfolio AB VPS Global Risk Allocation-Moderate Portfolio Fidelity® VIP Target Volatility Portfolio	Franklin VolSmart Allocation VIP Fund Goldman Sachs Trend Driven Allocation Fund Lazard Retirement Global Dynamic Multi-Asset Portfolio

GLWB, GLWB (2012)

Option 1 – Select A Single Option

Allocation: 100%

Investment Options:

AVIP Moderately Conservative Model Portfolio

AVIP Balanced Model Portfolio

AVIP Moderate Growth Model Portfolio

Form 8524

Option 2 – Select Multiple Options

Allocations:

	Minimum	Maximum
Category 1 Investment Options	30%	60%
Category 2 Investment Options	0%	70%
Category 3 Investment Options	0%	25%
Category 4 Investment Options	0%	15%

Investment Options:

CATEGORY 1	AVIP Bond Portfolio AVIP Federated Core Plus Bond Portfolio Fidelity® VIP Government Money Market Portfolio Janus Henderson Flexible Bond Portfolio	PIMCO Real Return Portfolio PIMCO Short-Term Portfolio PIMCO Low Duration Portfolio

CATEGORY 2

AVIP BlackRock Balanced Allocation Portfolio

AVIP S&P 500® Index Portfolio

AVIP BlackRock Advantage Large Cap Value Portfolio

AVIP Nasdaq-100® Index Portfolio

AVIP BlackRock Advantage Large Cap Core Portfolio

AVIP BlackRock Advantage Large Cap Growth Portfolio

AVIP S&P MidCap 400® Index Portfolio

AVIP AB Risk Managed Balanced Portfolio

AVIP iShares Managed Risk Balanced Portfolio

AVIP iShares Managed Moderate Growth Portfolio

AVIP iShares Managed Risk Growth Portfolio

AVIP Intech U.S. Low Volatility Portfolio

AB VPS Global Risk Allocation-Moderate Portfolio

AB VPS Relative Value Portfolio

BNY Mellon Appreciation Portfolio

Fidelity® VIP Growth Portfolio

Fidelity® VIP Equity-Income Portfolio

Fidelity® VIP Target Volatility Portfolio Franklin Income VIP Fund

Franklin DynaTech VIP Fund

Franklin Allocation VIP Fund

Templeton Foreign VIP Fund

Franklin VolSmart Allocation VIP Fund

Goldman Sachs U.S. Equity Insights Fund

Goldman Sachs Strategic Growth Fund

Goldman Sachs Trend Driven Allocation Fund

Macquarie VIP Asset Strategy

Janus Henderson Research Portfolio

Janus Henderson Balanced Portfolio

Lazard Retirement Global Dynamic Multi-Asset Portfolio

ClearBridge Variable Dividend Strategy Portfolio

ClearBridge Variable Large Cap Value Portfolio

MFS® Total Return Series

MFS® Massachusetts Investors Growth Stock Portfolio

Morgan Stanley VIF Growth Portfolio

PIMCO Global Bond Opportunities Portfolio (Unhedged)

CATEGORY 3

AVIP BlackRock Advantage International Equity Portfolio

AVIP Fidelity Institutional AM® Equity Growth Portfolio

AVIP Federated High Income Bond Portfolio

AVIP AB Mid Cap Core Portfolio

Invesco V.I. EQV International Equity Fund

Federated Hermes Kaufmann Fund II

Fidelity® VIP Mid Cap Portfolio

Janus Henderson Overseas Portfolio

Janus Henderson Global Research Portfolio

Lazard Retirement International Equity Portfolio

MFS® Mid Cap Growth Series

Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio

CATEGORY 4

AVIP AB Small Cap Portfolio

AVIP BlackRock Advantage Small Cap Growth Portfolio

AB VPS Small Cap Growth Portfolio

Fidelity® VIP Real Estate Portfolio

Macquarie VIP Natural Resources

Macquarie VIP Science and Technology

Lazard Retirement US Small-Mid Cap Equity Portfolio

Lazard Retirement Emerging Markets Equity Portfolio

MFS® New Discovery Series

PIMCO CommodityRealReturn® Strategy Portfolio

Royce Micro-Cap Portfolio

Royce Small-Cap Portfolio

GMIB Plus with Annual Reset (2009)

Some or all of your purchase payments or Contract Value may be allocated to the Fixed Accumulation Account. Any portion that is not allocated to the Fixed Accumulation Account must be allocated in accordance with Option 1 or 2.

Form 8524

Option 1 – Select A Single Option

Allocation: 100%

Investment Options:

AVIP Moderately Conservative Model Portfolio

AVIP Balanced Model Portfolio

AVIP Moderate Growth Model Portfolio

Option 2 – Select Multiple Options

Allocations:

	Minimum	Maximum
Category 1 Investment Options	30%	60%
Category 2 Investment Options	0%	70%
Category 3 Investment Options	0%	25%
Category 4 Investment Options	0%	15%

Investment Options:

CATEGORY 1	AVIP Bond Portfolio AVIP Federated Core Plus Bond Portfolio Fidelity® VIP Government Money Market Portfolio Janus Henderson Flexible Bond Portfolio	PIMCO Real Return Portfolio PIMCO Short-Term Portfolio PIMCO Low Duration Portfolio

CATEGORY 2

AVIP BlackRock Balanced Allocation Portfolio

AVIP S&P 500® Index Portfolio

AVIP BlackRock Advantage Large Cap Value Portfolio

AVIP Nasdaq-100® Index Portfolio

AVIP BlackRock Advantage Large Cap Core Portfolio

AVIP BlackRock Advantage Large Cap Growth Portfolio

AVIP S&P MidCap 400® Index Portfolio

AVIP AB Risk Managed Balanced Portfolio

AVIP iShares Managed Risk Balanced Portfolio

AVIP iShares Managed Risk Moderate Growth Portfolio

AVIP iShares Managed Risk Growth Portfolio

AVIP Intech U.S. Low Volatility Portfolio

AB VPS Global Risk Allocation-Moderate Portfolio

AB VPS Relative Value Portfolio

BNY Mellon Appreciation Portfolio

Fidelity® VIP Growth Portfolio

Fidelity® VIP Equity-Income Portfolio

Fidelity® VIP Target Volatility Portfolio Franklin Income VIP Fund

Franklin DynaTech VIP Fund

Franklin Allocation VIP Fund

Templeton Foreign VIP Fund

Franklin VolSmart Allocation VIP Fund

Goldman Sachs U.S. Equity Insights Fund

Goldman Sachs Strategic Growth Fund

Goldman Sachs Trend Driven Allocation Fund

Macquarie VIP Asset Strategy

Janus Henderson Research Portfolio

Janus Henderson Balanced Portfolio

Lazard Retirement Global Dynamic Multi-Asset Portfolio

ClearBridge Variable Dividend Strategy Portfolio

ClearBridge Variable Large Cap Value Portfolio

MFS® Total Return Series

MFS® Massachusetts Investors Growth Stock Portfolio

Morgan Stanley VIF Growth Portfolio

PIMCO Global Bond Opportunities Portfolio (Unhedged)

CATEGORY 3

AVIP BlackRock Advantage International Equity Portfolio

AVIP Fidelity Institutional AM® Equity Growth Portfolio

AVIP Federated High Income Bond Portfolio

AVIP AB Mid Cap Core Portfolio

Invesco V.I. EQV International Equity Fund

Federated Hermes Kaufmann Fund II

Fidelity® VIP Mid Cap Portfolio

Janus Henderson Overseas Portfolio

Janus Henderson Global Research Portfolio

Lazard Retirement International Equity Portfolio

MFS® Mid Cap Growth Series

Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio

Form 8524

CATEGORY 4

AVIP AB Small Cap Portfolio

AVIP BlackRock Advantage Small Cap Growth Portfolio

AB VPS Small Cap Growth Portfolio

Fidelity® VIP Real Estate Portfolio

Macquarie VIP Natural Resources

Macquarie VIP Science and Technology

Lazard Retirement US Small-Mid Cap Equity Portfolio

Lazard Retirement Emerging Markets Equity Portfolio

MFS® New Discovery Series

PIMCO CommodityRealReturn® Strategy Portfolio

Royce Micro-Cap Portfolio

Royce Small-Cap Portfolio

GMIB Plus with Annual Reset II, GMIB Plus with Five Year Reset II

Some or all of your purchase payments or Contract Value may be allocated to the Fixed Accumulation Account. Any portion that is not allocated to the Fixed Accumulation Account must be allocated in accordance with Option 1 or 2.

Option 1 – Select A Single Option

Allocation: 100%

Investment Options:

AVIP Moderately Conservative Model Portfolio

AVIP Balanced Model Portfolio

AVIP Moderate Growth Model Portfolio

AVIP Growth Model Portfolio

Option 2 – Select Multiple Options

Allocations:

	Minimum	Maximum
Category 1 Investment Options	20%	100%
Category 2 Investment Options	0%	80%
Category 3 Investment Options	0%	25%
Category 4 Investment Options	0%	15%

Investment Options:

CATEGORY 1	AVIP Bond Portfolio AVIP Federated Core Plus Bond Fidelity® VIP Government Money Market Portfolio Janus Henderson Flexible Bond Portfolio	PIMCO Real Return Portfolio PIMCO Short-Term Portfolio PIMCO Low Duration Portfolio

Form 8524

CATEGORY 2

AVIP BlackRock Balanced Allocation Portfolio

AVIP S&P 500® Index Portfolio

AVIP BlackRock Advantage International Equity Portfolio

AVIP Fidelity Institutional AM® Equity Growth Portfolio

AVIP BlackRock Advantage Large Cap Value Portfolio

AVIP Nasdaq-100® Index Portfolio

AVIP BlackRock Advantage Large Cap Core Portfolio

AVIP BlackRock Advantage Large Cap Growth Portfolio

AVIP S&P MidCap 400® Index Portfolio

AVIP AB Risk Managed Balanced Portfolio

AVIP iShares Managed Risk Balanced Portfolio

AVIP iShares Managed Risk Moderate Growth Portfolio

AVIP iShares Managed Risk Growth Portfolio

AVIP Intech U.S. Low Volatility Portfolio

AB VPS Global Risk Allocation-Moderate Portfolio

AB VPS Relative Value Portfolio

Invesco V.I. EQV International Equity Fund

BNY Mellon Appreciation Portfolio

Fidelity® VIP Growth Portfolio

Fidelity® VIP Equity-Income Portfolio

Fidelity® VIP Target Volatility Portfolio Franklin Income VIP Fund

Franklin DynaTech VIP Fund

Franklin Allocation VIP Fund

Templeton Foreign VIP Fund

Franklin VolSmart Allocation VIP Fund

Goldman Sachs U.S. Equity Insights Fund

Goldman Sachs Strategic Growth Fund

Goldman Sachs Trend Driven Allocation Fund

Macquarie VIP Asset Strategy

Janus Henderson Research Portfolio

Janus Henderson Global Research Portfolio

Janus Henderson Overseas Portfolio

Janus Henderson Balanced Portfolio

Lazard Retirement International Equity Portfolio

Lazard Retirement Global Dynamic Multi-Asset Portfolio

ClearBridge Variable Dividend Strategy Portfolio

ClearBridge Variable Large Cap Value Portfolio

MFS® Total Return Series

MFS® Massachusetts Investors Growth Stock Portfolio

Morgan Stanley VIF Growth Portfolio

PIMCO Global Bond Opportunities Portfolio (Unhedged)

CATEGORY 3	AVIP Federated High Income Bond Portfolio AVIP AB Mid Cap Core Portfolio Federated Hermes Kaufmann Fund II	Fidelity® VIP Mid Cap Portfolio MFS® Mid Cap Growth Series Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio

CATEGORY 4

AVIP AB Small Cap Portfolio

AVIP BlackRock Advantage Small Cap Growth Portfolio

AB VPS Small Cap Growth Portfolio

Fidelity® VIP Real Estate Portfolio

Macquarie VIP Natural Resources

Macquarie VIP Science and Technology

Lazard Retirement US Small-Mid Cap Equity Portfolio

Lazard Retirement Emerging Markets Equity Portfolio

MFS® New Discovery Series

PIMCO CommodityRealReturn® Strategy Portfolio

Royce Micro-Cap Portfolio

Royce Small-Cap Portfolio

Form 8524

Appendix B

Death Benefit Examples

The following provide examples of how the various Death Benefits work.

Annual Stepped-Up Death Benefit Example

The following is an example of how the Annual Stepped Up Death Benefit rider works.

Assume you purchase a contract with an initial purchase payment of $100,000 and select the Annual Stepped-Up Death Benefit. Further assume (i) in the first 5 years the return is 4% net of fees and each subsequent year’s return is -2% net of fees; (ii) you take a withdrawal of $10,000 on the last day of contract year 7; and (iii) you don’t take any other withdrawals or add additional premium. The following shows your Contract Value and the Annual Stepped-Up Death Benefit value at the end of each contract year.

	Contract Value	Annual Step Up Value
Year 1 Starting Value	$100,000	$100,000
Year 1 Ending Value	$104,000	$104,000
Year 2 Ending Value	$108,160	$108,160
Year 3 Ending Value	$112,486	$112,486
Year 4 Ending Value	$116,986	$116,986
Year 5 Ending Value	$121,665	$121,665
Year 6 Ending Value	$119,232	$121,665
Year 7 Ending Value	$106,847	$111,253
Year 8 Ending Value	$104,710	$111,253
Year 9 Ending Value	$102,616	$111,253
Year 10 Ending Value	$100,564	$111,253

On each anniversary prior to the annuitant’s 86th birthday, the Annual Stepped-Up Death Benefit will reset to the Contract Value when the Contract Value is higher than the Annual Stepped-Up Death Benefit value. In this example, in years 1-5 the Contract Value is higher than the prior Annual Stepped-Up Death Benefit value on the anniversary, therefore the Annual Stepped-Up Death Benefit resets to the Contract Value. In year 6, the Annual Stepped-Up Death Benefit value does not change because the Contract Value is lower. In year 7, there is a $10,000 withdrawal that causes a pro rata reduction to the Annual Stepped-Up Death Benefit. In years 8-10, the Annual Stepped-Up Death Benefit value does not change because the Contract Value is lower on each anniversary.

Premium Protection rider

The following is an example of how the Premium Protection Rider works.

Assume you purchase a contract with an initial purchase payment of $100,000 and select the Premium Protection Rider, which can only be purchased in conjunction with a GLWB rider. Further assume (i) in the first year return is -5% net of fees and each subsequent year’s return is 3% net of fees; (ii) your initial GLWB maximum annual withdrawal rate is 5%; (iii) you start withdrawing the maximum amount allowed under the rider ($5,000) in year 1; (iv) you take a withdrawal of $10,000 on the last day of contract year 6; (v) you then continue to take the maximum allowable amount under your GLWB in the following years; and (vi) you don’t take any other withdrawals or add additional premium. The following shows your Contract Value and Premium Protection GMDB amount at the end of each contract year.

Form 8524

	Contract Value	Premium Protection GMDB Amount
Year 1 Starting Value	$100,000	$100,000
Year 1 Ending Value	$90,000	$95,000
Year 2 Ending Value	$87,700	$90,000
Year 3 Ending Value	$85,331	$85,000
Year 4 Ending Value	$82,891	$80,000
Year 5 Ending Value	$80,378	$75,000
Year 6 Ending Value	$72,789	$65,000
Year 7 Ending Value	$70,294	$60,321
Year 8 Ending Value	$67,724	$55,643
Year 9 Ending Value	$65,077	$50,964
Year 10 Ending Value	$62,351	$46,286

In each year you take a withdrawal that does not exceed the maximum annual withdrawal under your GLWB, the Premium Protection death benefit will be reduced dollar for dollar. For withdrawals that are in excess of the maximum annual withdrawal under your GLWB, the portion that exceeds the maximum annual withdrawal will reduce your Premium Protection GMDB amount by the greater of dollar for dollar or pro rata. In this example, the excess withdrawal of $5,000 in year 6 reduced the Premium Protection GMDB amount dollar for dollar because the Contract Value was higher than the Premium Protection GMDB amount on the date of the withdrawal. The excess withdrawal also reduces the GLWB Base, which in turn lowers the maximum annual amount available for withdrawal under the GLWB and, therefore, bears on future reductions to the Premium Protection GMDB amount.

Premium Protection Plus Example

The following is an example of how the Premium Protection Plus Rider works.

Assume you purchase a contract with an initial purchase payment of $100,000, the annuitant is under age 76 at the time of purchase, and you select the Premium Protection Plus Rider, which can only be purchased in conjunction with a GLWB rider. Further assume (i) in the first year return is -5% net of fees and each subsequent year’s return is 3% net of fees; (ii) your initial GLWB maximum annual withdrawal rate is 5%; (iii) you start withdrawing the maximum amount allowed under the rider ($5,000) in year 1; (iv) you take a withdrawal of $10,000 on the last day of contract year 6; (v) you then continue to take the maximum allowable amount under your GLWB in the following years; and (vi) you don’t take any other withdrawals or add additional premium. The following shows your Contract Value and Premium Protection Plus GMDB amount at the end of each contract year.

	Contract Value	Premium Protection Plus GMDB Amount
Year 1 Starting Value	$100,000	$100,000
Year 1 Ending Value	$90,000	$100,000
Year 2 Ending Value	$87,700	$100,000
Year 3 Ending Value	$85,331	$100,000
Year 4 Ending Value	$82,891	$100,000
Year 5 Ending Value	$80,378	$100,000
Year 6 Ending Value	$72,789	$93,572
Year 7 Ending Value	$70,294	$93,572

Form 8524

	Contract Value	Premium Protection Plus GMDB Amount
Year 8 Ending Value	$67,724	$93,572
Year 9 Ending Value	$65,077	$93,572
Year 10 Ending Value	$62,351	$93,572

In each year you take a withdrawal that does not exceed the maximum annual withdrawal under your GLWB, the Premium Protection Plus death benefit will not be reduced. For withdrawals that are in excess of the maximum annual withdrawal under your GLWB, the portion that exceeds the maximum annual withdrawal will reduce your Premium Protection Plus GMDB amount by the greater of dollar for dollar or pro rata. In this example, the excess withdrawal of $5,000 in year 6 reduced the Premium Protection Plus GMDB amount pro rata because the Contract Value was lower than the Premium Protection GMDB amount on the date of the withdrawal. The excess withdrawal also reduces the GLWB Base, which in turn lowers the maximum annual amount available for withdrawal under the GLWB and, therefore, bears on future reductions to the Premium Protection Plus GMDB amount.

5% GMDBR80 Plus Example

The following is an example of how the 5% GMDBR80 Plus rider works.

Assume you purchase a contract with an initial purchase payment of $100,000 and select the 5% GMDBR80 Plus. Further assume (i) a return of 3% annually net of fees; (ii) none of the assets are allocated to the Fixed Accumulation Account or a money market portfolio; (iii) you withdraw the maximum allowed of 5% of the GMDBR anniversary GMDB amount on the last day of each contract year beginning in year 4; and (iv) you don’t take any other withdrawals or add additional premium. The following shows your Contract Value and 5% GMDBR80 Plus GMDB amount at the end of each contract year.

	Contract Value	GMDBR Value
Year 1 Starting Value	$100,000	$100,000
Year 1 Ending Value	$103,000	$105,000
Year 2 Ending Value	$106,090	$110,250
Year 3 Ending Value	$109,273	$115,763
Year 4 Ending Value	$106,763	$115,763
Year 5 Ending Value	$104,178	$115,763
Year 6 Ending Value	$101,515	$115,763
Year 7 Ending Value	$98,772	$115,763
Year 8 Ending Value	$95,947	$115,763
Year 9 Ending Value	$93,037	$115,763
Year 10 Ending Value	$90,040	$115,763

In each year you do not take a withdrawal the rider grows at an annual effective rate of 5%. In years that you withdraw the maximum allowed under the rider, the 5% GMDBR80 Plus rider will have the same value at the end of each contract year.

5% GMDBR85 Plus Example

The following is an example of how the 5% GMDBR85 Plus works.

Assume you purchase a contract with an initial purchase payment of $100,000 and select the 5% GMDBR85 Plus. Further assume (i) a return of 4% annually net of fees for the first five years and 1% annually net of fees in subsequent years; (ii) none of the assets are allocated to the Fixed Accumulation Account or a money market portfolio; (iii) you take an excess withdrawal in the amount of $10,000 on the last day of year 5; (iv) you withdraw the maximum allowed of 5% of the

Form 8524

GMDBR anniversary GMDB amount on the last day of each contract year beginning in year 8; and (v) you don’t take any other withdrawals or add additional premium. The following shows your Contract Value and 5% GMDBR85 Plus values at the end of each contract year.

	Contract Value	GMDBR Value
Year 1 Starting Value	$100,000	$100,000
Year 1 Ending Value	$104,000	$105,000
Year 2 Ending Value	$108,160	$110,250
Year 3 Ending Value	$112,486	$115,763
Year 4 Ending Value	$116,986	$121,551
Year 5 Ending Value	$111,665	$117,426
Year 6 Ending Value	$110,549	$123,297
Year 7 Ending Value	$109,443	$129,462
Year 8 Ending Value	$101,876	$129,462
Year 9 Ending Value	$94,384	$129,462
Year 10 Ending Value	$86,967	$129,462

In each year you do not take a withdrawal the rider grows at an annual effective rate of 5%. In years that you withdraw the maximum allowed under the rider, the 5% GMDBR85 Plus rider will have the same value at the end of each contract year. In years that you take an excess withdrawal the 5% GMDBR85 rider value will be adjusted pro rata for the portion that exceeds the maximum amount allowed under the rider.

GMDBR80 Plus Example

The following is an example of how the GMDBR80 Plus works.

Assume you purchase a contract with an initial purchase payment of $100,000 and select the GMDBR80 Plus. Further assume (i) a return of 5% net of fees annually for the first five years and -1% annually net of fees in subsequent years; (ii) none of the assets are allocated to the Fixed Accumulation Account or a money market portfolio; (iii) you take an excess withdrawal in the amount of $10,000 on the last day of year 5; (iv) you withdraw the maximum allowed of 6% of the GMDBR anniversary GMDB amount on the last day of each contract year beginning in year 8; and (v) you don’t take any other withdrawals or add additional premium. The following shows your Contract Value and GMDBR80 Plus values at the end of each contract year.

	Contract Value	GMDBR Value
Year 1 Starting Value	$100,000	$100,000
Year 1 Ending Value	$105,000	$106,000
Year 2 Ending Value	$110,250	$112,360
Year 3 Ending Value	$115,763	$119,102
Year 4 Ending Value	$121,551	$126,248
Year 5 Ending Value	$117,628	$123,697
Year 6 Ending Value	$116,452	$131,119
Year 7 Ending Value	$115,287	$138,986
Year 8 Ending Value	$105,795	$138,986
Year 9 Ending Value	$96,398	$138,986
Year 10 Ending Value	$87,095	$138,986

Form 8524

In each year you do not take a withdrawal the rider grows at an annual effective rate of 6%. In years that you withdraw the maximum allowed under the rider, the GMDBR 80 Plus rider will have the same value at the end of each contract year. In years that you take an excess withdrawal the GMDBR80 Plus rider value will be adjusted pro rata for the portion that exceeds the maximum amount allowed under the rider.

GMDBR85 Plus Example

The following is an example of how the GMDBR 85 Plus works.

Assume you purchase a contract with an initial purchase payment of $100,000 and select the GMDBR85 Plus. Further assume (i) a return of 5% net of fees annually for the first five years and -1% annually net of fees in subsequent years; (ii) none of the assets are allocated to the Fixed Accumulation Account or a money market portfolio; (iii) you take an excess withdrawal in the amount of $10,000 on the last day of year 5; (iv) you withdraw the maximum allowed of 6% of the GMDBR anniversary GMDB amount on the last day of each contract year beginning in year 8; and (v) you don’t take any other withdrawals or add additional premium. The following shows your Contract Value and GMDBR85 Plus values at the end of each contract year.

	Contract Value	GMDBR Value
Year 1 Starting Value	$100,000	$100,000
Year 1 Ending Value	$105,000	$106,000
Year 2 Ending Value	$110,250	$112,360
Year 3 Ending Value	$115,763	$119,102
Year 4 Ending Value	$121,551	$126,248
Year 5 Ending Value	$117,628	$123,697
Year 6 Ending Value	$116,452	$131,119
Year 7 Ending Value	$115,287	$138,986
Year 8 Ending Value	$105,795	$138,986
Year 9 Ending Value	$96,398	$138,986
Year 10 Ending Value	$87,095	$138,986

In each year you do not take a withdrawal the rider grows at an annual effective rate of 6%. In years that you withdraw the maximum allowed under the rider, the GMDBR85 Plus rider will have the same value at the end of each contract year. In years that you take an excess withdrawal the GMDBR85 Plus rider value will be adjusted pro rata for the portion that exceeds the maximum amount allowed under the rider.

ARDBR Example

The following is an example of how the ARDBR works.

Assume you purchase a contract with an initial purchase payment of $100,000 and select the ARDBR. Further assume (i) a return of 10% annually net of fees for the first 2 years and 3% annually net of fees in subsequent years; (ii) you elect to reset the rider in year 1, but not in year 2; (iii) none of the assets are allocated to the Fixed Accumulation Account or a money market portfolio; (iii) you withdraw the maximum allowed of 6% of the anniversary ARDBR earnings base on the last day of each contract year beginning in year 6; and (iv) you don’t take any other withdrawals or add additional premium. The following shows your Contract Value and ARDBR step-up base and ARDBR earnings base at the end of each contract year.

	Contract Value	ARDBR Step-Up Base	ARDBR Earnings Base
Year 1 Starting Value	$100,000	$100,000	$100,000
Year 1 Ending Value	$110,000	$110,000	$110,000
Year 2 Ending Value	$121,000	$121,000	$116,600

Form 8524

	Contract Value	ARDBR Step-Up Base	ARDBR Earnings Base
Year 3 Ending Value	$124,630	$124,630	$123,596
Year 4 Ending Value	$128,369	$128,639	$131,012
Year 5 Ending Value	$132,220	$132,220	$138,872
Year 6 Ending Value	$127,854	$127,854	$138,872
Year 7 Ending Value	$123,358	$123,358	$138,872
Year 8 Ending Value	$118,726	$118,726	$138,872
Year 9 Ending Value	$113,955	$113,955	$138,872
Year 10 Ending Value	$109,042	$109,042	$138,872

On anniversaries in which the Contract Value exceeds the step-up base, the step-up base is increased to the Contract Value. The earnings base earns 6% annually. At the end of year 1 the earnings base is reset to the Contract Value, but it is not at the end of year 2 because you did not elect to reset the ARDBR by resetting the GMIB. Instead, the earnings base has increased by 6%. Starting in year 6, the withdrawals you take reduce the step-up base pro rata and the earnings base by the amount taken. Because the Contract Value experiences positive market gains in the same years that withdrawals are taken, the step-up base after withdrawals is less than the Contract Value on the following contract anniversary, and is therefore increased to the Contract Value in each of those years. Because the earnings base accumulates at 6% per year and your 6% withdrawal reduces it dollar for dollar, the anniversary value of the earnings base remains the same in each of those years.

ARDBR (2009) Example

The following is an example of how the ARDBR (2009) works.

Assume you purchase a contract with an initial purchase payment of $100,000 and select the ARDBR (2009). Further assume (i) a return of 10% annually net of fees for the first 2 years and 3% annually net of fees in subsequent years; (ii) you elect to reset the rider in year 1, but not in year 2; (iii) none of the assets are allocated to the Fixed Accumulation Account; and (iii) you withdraw the maximum allowed of 5% of the anniversary the ARDBR (2009) earnings base on the last day of each contract year beginning in year 6; and (iv) you don’t take any other withdrawals or add additional premium. The following shows your Contract Value and ARDBR (2009) step-up base and ARDBR (2009) earnings base at the end of each contract year.

	Account Value	ARDBR (2009) Step- Up Base	ARDBR (2009) Earnings Base
Year 1 Starting Value	$100,000	$100,000	$100,000
Year 1 Ending Value	$110,000	$110,000	$110,000
Year 2 Ending Value	$121,000	$121,000	$115,500
Year 3 Ending Value	$124,630	$124,630	$121,275
Year 4 Ending Value	$128,369	$128,369	$127,339
Year 5 Ending Value	$132,220	$132,220	$133,706
Year 6 Ending Value	$129,501	$129,501	$133,706
Year 7 Ending Value	$126,701	$126,701	$133,706
Year 8 Ending Value	$123,817	$123,817	$133,706
Year 9 Ending Value	$120,846	$120,846	$133,706
Year 10 Ending Value	$117,786	$117,786	$133,706

Form 8524

On anniversaries in which the Contract Value exceeds the step-up base, the step-up base is increased to the Contract Value. The earnings base earns 5% annually. At the end of year 1 the earnings base is reset to the Contract Value, but it is not at the end of year 2 because you did not elect to reset the ARDBR (2009) by resetting the GMIB. Instead, the earnings base has increased by 5%. Starting in year 6, the withdrawals you take reduce the step-up base pro rata and the earnings base by the dollar amount taken. Because the Contract Value experiences positive market gains in same years that withdrawals are taken, the step-up base after withdrawals is less than the Contract Value on the following contract anniversary, and is therefore increased to the Contract Value in each of those years. Because the earnings base accumulates at 5% per year and your 5% withdrawal reduces it dollar for dollar, the anniversary value of the earnings base remains the same in each of those years.

ARDBR II Example

The following is an example of how the ARDBR works.

Assume you purchase a contract with an initial purchase payment of $100,000 and select the ARDBR II. Further assume (i) a return of 10% annually net of fees for the first 2 years and 3% annually net of fees in subsequent years; (ii) you elect to reset the rider in year 1, but not in year 2; (iii) none of the assets are allocated to the Fixed Accumulation Account or a money market portfolio; (iii) you withdraw the maximum allowed of 6% of the anniversary ARDBR earnings base on the last day of each contract year beginning in year 6; and (iv) you don’t take any other withdrawals or add additional premium. The following shows your Contract Value and ARDBR II step-up base and ARDBR II earnings base at the end of each contract year.

	Contract Value	ARDBR II Step- Up Base	ARDBR II Earnings Base
Year 1 Starting Value	$100,000	$100,000	$100,000
Year 1 Ending Value	$110,000	$110,000	$110,000
Year 2 Ending Value	$121,000	$121,000	$116,600
Year 3 Ending Value	$124,630	$124,630	$123,596
Year 4 Ending Value	$128,369	$128,639	$131,012
Year 5 Ending Value	$132,220	$132,220	$138,872
Year 6 Ending Value	$127,854	$127,854	$138,872
Year 7 Ending Value	$123,358	$123,358	$138,872
Year 8 Ending Value	$118,726	$118,726	$138,872
Year 9 Ending Value	$113,955	$113,955	$138,872
Year 10 Ending Value	$109,042	$109,042	$138,872

On anniversaries in which the Contract Value exceeds the step-up base, the step-up base is increased to the Contract Value. The earnings base earns 6% annually. At the end of year 1 the earnings base is reset to the Contract Value, but it is not at the end of year 2 because you did not elect to reset the ARDBR II by resetting the GMIB. Instead, the earnings base has increased by 6%. Starting in year 6, the withdrawals you take reduce the step-up base pro-rata and the earnings base by the dollar amount taken. Because the Contract Value experiences positive market gains in same years that withdrawals are taken, the step-up base after withdrawals is less than the Contract Value on the following contract anniversary, and is therefore increased to the Contract Value in each of those years. Because the earnings base accumulates at 6% per year and your 6% withdrawal reduces it dollar for dollar, the anniversary value of the earnings base remains the same in each of those same years.

Gain Enhancement Benefit Example

The following is an example of how the Gain Enhancement Benefit rider works.

Assume you purchase a contract with an initial purchase payment of $100,000 and select the Gain Enhancement Benefit rider. Further assume (i) for the first 9 years the Contract Value grows by 5% per year net of all fees and that in year 10 the

Form 8524

return net of fees is -5%; and (ii) you do not add any additional premium or take any withdrawals. The following shows your Contract Value and Gain Enhancement Benefit value at the end of each contract year.

	Contract Value	Gain Enhancement Benefit Value
Year 1 Starting Value	$100,000	$0
Year 1 Ending Value	$105,000	$1,250
Year 2 Ending Value	$110,250	$2,563
Year 3 Ending Value	$115,763	$3,941
Year 4 Ending Value	$121,551	$5,388
Year 5 Ending Value	$127,628	$6,907
Year 6 Ending Value	$134,010	$8,502
Year 7 Ending Value	$140,710	$10,178
Year 8 Ending Value	$147,746	$11,936
Year 9 Ending Value	$155,133	$13,783
Year 10 Ending Value	$147,376	$11,844

The Gain Enhancement Benefit value is equal to 25% of the lesser of (i) two times total net purchase payments less pro rata withdrawals; and (ii) the Contract Value minus total net purchase payments less pro rata withdrawals, but can never exceed $1,000,000. In each of the first 9 years the Gain Enhancement Benefit value grows as the Contract Value increases. In year 10 the Gain Enhancement Benefit values decreases because the Contract Value decreases.

Gain Enhancement Benefit Plus Example

The following is an example of how the Gain Enhancement Benefit Plus rider works.

Assume you purchase a contract with an initial purchase payment of $100,000 and select the Gain Enhancement Benefit Plus rider. Further assume (i) for the first 9 years the Contract Value grows by 5% per year net of all fees and that in year 10 the return net of fees is -5%; and (ii) you do not add any additional premium or take any withdrawals. The following shows your Contract Value and Gain Enhancement Benefit Plus value at the end of each contract year.

	Contract Value	Gain Enhancement Benefit Plus value
Year 1 Starting Value	$100,000	$0
Year 1 Ending Value	$105,000	$2,000
Year 2 Ending Value	$110,250	$4,100
Year 3 Ending Value	$115,763	$6,305
Year 4 Ending Value	$121,551	$8,620
Year 5 Ending Value	$127,628	$11,051
Year 6 Ending Value	$134,010	$13,604
Year 7 Ending Value	$140,710	$16,284
Year 8 Ending Value	$147,746	$19,098
Year 9 Ending Value	$155,133	$22,053
Year 10 Ending Value	$147,376	$18,950

Form 8524

The Gain Enhancement Benefit Plus value is equal to 40% of the lesser of (i) two and half times total net purchase payments less pro rata withdrawals; and (ii) the Contract Value minus total net purchase payments less pro rata withdrawals. In each of the first 9 years the Gain Enhancement Benefit Plus value grows as the contract value increases. In year 10 the Gain Enhancement Benefit values decreases because the Contract Value decreases.

Form 8524

Appendix C

Guaranteed Principal Protection Example

The following is an example of how the GPP rider works.

Assume you purchase a contract with an initial purchase payment of $100,000 and select the GPP rider. Further assume (i) that for each of the first 5 years your return net of fees is 4% and that all subsequent year’s returns are -3% net of fees; (ii) you reset the guaranteed principal amount to the contract value at the end of year 5; and (iii) you take a withdrawal of $10,000 at the end of year 6. The following shows your Contract Value, Guaranteed Principal Amount and Eligible Contract Value at the end of each contract year.

	Contract Value	Eligible Contract Value	Guaranteed Principal Amount
Year 1 Starting Value	$100,000	$100,000	$100,000
Year 1 Ending Value	$104,000	$104,000	$100,00)
Year 2 Ending Value	$108,160	$108,160	$100,000
Year 3 Ending Value	$112,486	$112,486	$100,000
Year 4 Ending Value	$116,986	$116,986	$100,000
Year 5 Ending Value	$121,665	$121,665	$121,665
Year 6 Ending Value	$109,232	$109,232	$111,461
Year 7 Ending Value	$107,047	$107,047	$111,461
Year 8 Ending Value	$104,906	$104,906	$111,461
Year 9 Ending Value	$102,808	$102,808	$111,461
Year 10 Ending Value	$100,752	$100,752	$111,461
Year 11 Ending Value	$98,737	$98,737	$111,461
Year 12 Ending Value	$96,762	$96,762	$111,461
Year 13 Ending Value	$94,827	$94,827	$111,461
Year 14 Ending Value	$92,931	$92,931	$111,461
Year 15 Ending Value	$111,461	N/A	N/A

During each year you do not take a withdrawal your Guaranteed Principal Amount (GPA) will remain the same regardless of market performance. The Eligible Contract Value (ECV) is the current value of any premiums made in the first 6 months. After 5 years you may reset the GPA and ECV to the Contract Value on the anniversary. You must wait at least 5 years between resets and you cannot reset once the annuitant has attained age 80. Resets start a new 10-year rider term. All withdrawals, such as the one taken in year 6, reduce the GPA in a pro rata fashion. Upon reaching the 10th anniversary of the later of the issue date and the last rider reset date, the Contract Value will be automatically adjusted by the difference between the GPA and ECV if greater than zero. In the example that adjustment was made at the end of year 15, at which point the rider terminates.

Form 8524

Appendix D

GLWB (2012) and GLWB Plus Examples

The following provide examples of how the annual credit base and withdrawals work under the GLWB (2012) and GLWB Plus.

GLWB Plus applied for on or after May 1, 2013

Assume you purchase a contract with an initial purchase payment of $100,000 and select the GLWB Plus rider. Further assume (i) the annuitant is age 65 at the time of purchase; (ii) you take a withdrawal of $1,000 in year five and one of $50,000 in year six and take no other withdrawals in the first ten years, (iii) you make an additional purchase payment of $50,000 in year three and one of $10,000 in year eight, (iv) during year one your Contract Value increases $30,000, net of contract expenses and charges, due to market performance, and (v) the market is flat, net of contract expenses and charges, over the next ten years of your contract. Your initial GLWB base and Annual Credit Calculation Base is $100,000. Since you took no withdrawals in years one, you receive a $6,000 credit on the first contract anniversary (6% of $100,000 Annual Credit Calculation Base) and your annual credit base is $106,000 after year one.

Your GLWB base is the greater of your annual credit base and your step-up base. Your Contract Value increased by $30,000 during year one due to market performance, so at the beginning of year two your GLWB base is set equal to the step-up base of $130,000, i.e. your then current Contract Value, which is greater than your annual credit base. Because your GLWB base was set equal to the step-up base, you start a new ten-year annual credit period, unless you chose to decline the step-up. Your Annual Credit Calculation Base is set equal to the GLWB base of $130,000. You receive an annual credit at the end of year two of $7,800 (6% of $130,000 Annual Credit Calculation Base). Your annual credit base and GLWB base are $137,800 after year two ($130,000 prior GLWB base + $7,800 annual credit).

At the start of year three, you make an additional purchase payment of $50,000, so your Annual Credit Calculation Base increases to $180,000 ($130,000 prior Annual Credit Calculation Base + $50,000 additional purchase payment). Your GLWB base immediately increases with the additional purchase payment to $187,800 ($137,800 prior GLWB base + $50,000 additional purchase payment). Your annual credit at the end of year three is $10,800 (6% of $180,000 Annual Credit Calculation Base). Your annual credit base after year three, therefore, is $198,600 ($137,800 prior GLWB base + $50,000 purchase payment + $10,800 annual credit), and your GLWB base is set equal to your annual credit base. Your Contract Value also increases to $180,000 with the additional purchase payment of $50,000.

In year four you take no withdrawals and make no additional purchase payments. Your annual credit for year four is $10,800 (6% of $180,000 Annual Credit Calculation Base), so your annual credit base, and, therefore, your GLWB base at the end of year four is $209,400 ($198,600 prior GLWB base + $10,800 annual credit).

In year five, when the annuitant is age 70 and your maximum annual withdrawal amount under the rider is $10,470 (5.0% of $209,400), you take a withdrawal of $1,000. Your Contract Value is reduced to $179,000. Because your withdrawal is less than the maximum annual withdrawal, your GLWB base is not reduced by the withdrawal and remains $209,400. Further, because you took a withdrawal, you are not eligible for the annual credit in year five.

In year six, when the annuitant is age 71 and your maximum annual withdrawal amount under the rider is $10,470 (5.0% of $209,400), you take a withdrawal of $50,000. Because your withdrawal exceeds your maximum annual withdrawal amount, $39,530 of it is an excess withdrawal and you are not eligible for an annual credit at the end of year six. Your Contract Value after the allowed withdrawal of $10,470 was $168,530 ($179,000 — $10,470). Upon the excess withdrawal, your GLWB base is set equal to $160,284, i.e. $209,400 x (1 — $39,530/$168,530). Because the GLWB base after adjustment for the excess withdrawal of $160,284 is less than the Annual Credit Calculation Base of $180,000, the Annual Credit Calculation Base is set equal to the GLWB base of $160,284.

In year seven you take no withdrawals and make no additional purchase payments. Your annual credit for year seven is $9,617 (6% of $160,284 Annual Credit Calculation Base), so your annual credit base, and therefore, your GLWB base at the end of the year seven is $169,901 ($160,284 prior GLWB base + $9,617 annual credit).

At the start of year eight, you make an additional purchase payment of $10,000. Your GLWB base immediately increases with the additional purchase payment to $179,901 ($169,901 prior GLWB base + $10,000 additional purchase payment). Your Annual Credit Calculation Base increases to $170,284 ($160,284 prior Annual Credit Calculation Base + $10,000 additional purchase payment). Your annual credit at the end of year eight is $10,217 (6% of $170,284 Annual Credit

Form 8524

Calculation Base). Your annual credit base at the end of year eight, therefore, is $190,118 ($169,901 prior GLWB base + $10,000 additional purchase payment + $10,217 annual credit), and your GLWB base is set equal to your annual credit base.

Since you take no more withdrawals and add no more purchase payments in years nine and ten, for each year, your annual credit will be $10,217 (6% of $170,284 Annual Credit Calculation Base). Furthermore, since the market is flat, your GLWB base increases each of those years by the amount of the annual credit to $200,335 for year nine and $210,552 for year ten.

You started a new ten-year annual credit period at the beginning of year two because your GLWB base was set equal to the step-up base so you are eligible for the annual credit in year eleven. Since you took no withdrawals or made no purchase payments in year eleven, you receive an annual credit of $10,217 (6% of $170,284 Annual Credit Calculation Base) and your GLWB base after year eleven is $220,769 ($210,552 prior GLWB base + $10,217 annual credit).

GLWB Plus applied for between March 25, 2013 and May 1, 2013

Assume you purchase a contract with an initial purchase payment of $100,000 and select the GLWB Plus rider. Further assume (i) the annuitant is age 65 at the time of purchase; (ii) you take a withdrawal of $1,000 in year five and one of $50,000 in year six and take no other withdrawals in the first ten years, (iii) you make an additional purchase payment of $50,000 in year three and one of $10,000 in year eight, (iv) during year one your Contract Value increases $30,000, net of contract expenses and charges, due to market performance, and (v) the market is flat, net of contract expenses and charges, over the next ten years of your contract. Your initial GLWB base and Annual Credit Calculation Base is $100,000. Since you took no withdrawals in years one, you receive a $6,000 credit on the first contract anniversary (6% of $100,000 Annual Credit Calculation Base) and your annual credit base is $106,000 after year one.

Your GLWB base is the greater of your annual credit base and your step-up base. Your Contract Value increased by $30,000 during year one due to market performance, so at the beginning of year two your GLWB base is set equal to the step-up base of $130,000, i.e. your then current Contract Value, which is greater than your annual credit base. Because your GLWB base was set equal to the step-up base, you start a new ten-year annual credit period, unless you chose to decline the step-up. Your Annual Credit Calculation Base is set equal to the GLWB base of $130,000. You receive an annual credit at the end of year two of $7,800 (6% of $130,000 Annual Credit Calculation Base). Your annual credit base and GLWB base are $137,800 after year two ($130,000 prior GLWB base + $7,800 annual credit).

At the start of year three, you make an additional purchase payment of $50,000, so your Annual Credit Calculation Base increases to $180,000 ($130,000 prior Annual Credit Calculation Base + $50,000 additional purchase payment). Your GLWB base immediately increases with the additional purchase payment to $187,800 ($137,800 prior GLWB base + $50,000 additional purchase payment). Your annual credit at the end of year three is $10,800 (6% of $180,000 Annual Credit Calculation Base). Your annual credit base after year three, therefore, is $198,600 ($137,800 prior GLWB base + $50,000 purchase payment + $10,800 annual credit), and your GLWB base is set equal to your annual credit base. Your Contract Value also increases to $180,000 with the additional purchase payment of $50,000.

In year four you take no withdrawals and make no additional purchase payments. Your annual credit for year four is $10,800 (6% of $180,000 Annual Credit Calculation Base), so your annual credit base, and, therefore, your GLWB base at the end of year four is $209,400 ($198,600 prior GLWB base + $10,800 annual credit).

In year five, when the annuitant is age 70 and your maximum annual withdrawal amount under the rider is $9,423 (4.50% of $209,400), you take a withdrawal of $1,000. Your Contract Value is reduced to $179,000. Because your withdrawal is less than the maximum annual withdrawal, your GLWB base is not reduced by the withdrawal and remains $209,400. Further, because you took a withdrawal, you are not eligible for the annual credit in year five.

In year six, when the annuitant is age 71 and your maximum annual withdrawal amount under the rider is $9,423 (4.50% of $209,400), you take a withdrawal of $50,000. Because your withdrawal exceeds your maximum annual withdrawal amount, $40,577 of it is an excess withdrawal and you are not eligible for an annual credit at the end of year six. Your Contract Value after the allowed withdrawal of $9,423 was $169,577 ($179,000 — $9,423). Upon the excess withdrawal, your GLWB base is set equal to $159,294, i.e. $209,400 x (1 — $40,577/$169,577). Because the GLWB base after adjustment for the excess withdrawal of $159,294 is less than the Annual Credit Calculation Base of $180,000, the Annual Credit Calculation Base is set equal to the GLWB base of $159,294.

In year seven you take no withdrawals and make no additional purchase payments. Your annual credit for year seven is $9,558 (6% of $159,294 Annual Credit Calculation Base), so your annual credit base, and therefore, your GLWB base at the end of the year seven is $168,852 ($159,294 prior GLWB base + $9,558 annual credit).

Form 8524

At the start of year eight, you make an additional purchase payment of $10,000. Your GLWB base immediately increases with the additional purchase payment to $178,852 ($168,852 prior GLWB base + $10,000 additional purchase payment). Your Annual Credit Calculation Base increases to $169,294 ($159,294 prior Annual Credit Calculation Base + $10,000 additional purchase payment). Your annual credit at the end of year eight is $10,158 (6% of $169,294 Annual Credit Calculation Base). Your annual credit base at the end of year eight, therefore, is $189,009 ($168,852 prior GLWB base + $10,000 additional purchase payment + $10,158 annual credit), and your GLWB base is set equal to your annual credit base.

Since you take no more withdrawals and add no more purchase payments in years nine and ten, for each year, your annual credit will be $10,158 (6% of $169,294 Annual Credit Calculation Base). Furthermore, since the market is flat, your GLWB base increases each of those years by the amount of the annual credit to $199,167 for year nine and $209,325 for year ten.

You started a new ten-year annual credit period at the beginning of year two because your GLWB base was set equal to the step-up base so you are eligible for the annual credit in year eleven. Since you took no withdrawals or made no purchase payments in year eleven, you receive an annual credit of $10,158 (6% of $169,294 Annual Credit Calculation Base) and your GLWB base after year eleven is $219,482 ($209,325 prior GLWB base + $10,158 annual credit).

GLWB Plus applied for between December 3, 2012 and March 25, 2013

Assume you purchase a contract with an initial purchase payment of $100,000 and select the GLWB Plus rider. Further assume (i) the annuitant is age 65 at the time of purchase; (ii) you take a withdrawal of $1,000 in year five and one of $50,000 in year six and take no other withdrawals in the first ten years, (iii) you make an additional purchase payment of $50,000 in year three and one of $10,000 in year eight, (iv) during year one your Contract Value increases $30,000, net of contract expenses and charges, due to market performance, and (v) the market is flat, net of contract expenses and charges, over the next ten years of your contract. Your initial GLWB base and Annual Credit Calculation Base is $100,000. Since you took no withdrawals in years one, you receive a $7,000 credit on the first contract anniversary (7% of $100,000 Annual Credit Calculation Base) and your annual credit base is $107,000 after year one.

Your GLWB base is the greater of your annual credit base and your step-up base. Your Contract Value increased by $30,000 during year one due to market performance, so at the beginning of year two your GLWB base is set equal to the step-up base of $130,000, i.e. your then current Contract Value, which is greater than your annual credit base. Because your GLWB base was set equal to the step-up base, you start a new ten-year annual credit period, unless you chose to decline the step-up. Your Annual Credit Calculation Base is set equal to the GLWB base of $130,000. You receive an annual credit at the end of year two of $9,100 (7% of $130,000 Annual Credit Calculation Base). Your annual credit base and GLWB base are $139,100 after year two ($130,000 prior GLWB base + $9,100 annual credit).

At the start of year three, you make an additional purchase payment of $50,000, so your Annual Credit Calculation Base increases to $180,000 ($130,000 prior Annual Credit Calculation Base + $50,000 additional purchase payment). Your GLWB base immediately increases with the additional purchase payment to $189,100 ($139,100 prior GLWB base + $50,000 additional purchase payment). Your annual credit at the end of year three is $12,600 (7% of $180,000 Annual Credit Calculation Base). Your annual credit base after year three, therefore, is $201,700 ($139,100 prior GLWB base + $50,000 purchase payment + $12,600 annual credit), and your GLWB base is set equal to your annual credit base. Your Contract Value also increases to $180,000 with the additional purchase payment of $50,000.

In year four you take no withdrawals and make no additional purchase payments. Your annual credit for year four is $12,600 (7% of $180,000 Annual Credit Calculation Base), so your annual credit base, and, therefore, your GLWB base at the end of year four is $214,300 ($201,700 prior GLWB base + $12,600 annual credit).

In year five, when the annuitant is age 70 and your maximum annual withdrawal amount under the rider is $10,715 (5.00% of $214,300), you take a withdrawal of $1,000. Your Contract Value is reduced to $179,000. Because your withdrawal is less than the maximum annual withdrawal, your GLWB base is not reduced by the withdrawal and remains $214,300. Further, because you took a withdrawal, you are not eligible for the annual credit in year five.

In year six, when the annuitant is age 71 and your maximum annual withdrawal amount under the rider is $10,715 (5.00% of $214,300), you take a withdrawal of $50,000. Because your withdrawal exceeds your maximum annual withdrawal amount, $39,285 of it is an excess withdrawal and you are not eligible for an annual credit at the end of year six. Your Contract Value after the allowed withdrawal of $10,715 was $168,285 ($179,000 — $10,715). Upon the excess withdrawal, your GLWB base is set equal to $164,273, i.e. $214,300 x (1 — $39,285/$168,285). Because the GLWB base

Form 8524

after adjustment for the excess withdrawal of $164,273 is less than the Annual Credit Calculation Base of $180,000, the Annual Credit Calculation Base is set equal to the GLWB base of $164,273.

In year seven you take no withdrawals and make no additional purchase payments. Your annual credit for year seven is $11,499 (7% of $164,273 Annual Credit Calculation Base), so your annual credit base, and therefore, your GLWB base at the end of the year seven is $175,772 ($164,273 prior GLWB base + $11,499 annual credit).

At the start of year eight, you make an additional purchase payment of $10,000. Your GLWB base immediately increases with the additional purchase payment to $185,772 ($175,772 prior GLWB base + $10,000 additional purchase payment). Your Annual Credit Calculation Base increases to $174,273 ($164,273 prior Annual Credit Calculation Base + $10,000 additional purchase payment). Your annual credit at the end of year eight is $12,199 (7% of $174,273 Annual Credit Calculation Base). Your annual credit base at the end of year eight, therefore, is $197,971 ($175,772 prior GLWB base + $10,000 additional purchase payment + $12,199 annual credit), and your GLWB base is set equal to your annual credit base.

Since you take no more withdrawals and add no more purchase payments in years nine and ten, for each year, your annual credit will be $12,199 (7% of $174,273 Annual Credit Calculation Base). Furthermore, since the market is flat, your GLWB base increases each of those years by the amount of the annual credit to $210,170 for year nine and $222,370 for year ten.

You started a new ten-year annual credit period at the beginning of year two because your GLWB base was set equal to the step-up base so you are eligible for the annual credit in year eleven. Since you took no withdrawals or made no purchase payments in year eleven, you receive an annual credit of $12,199 (7% of $174,273 Annual Credit Calculation Base) and your GLWB base after year eleven is $234,569 ($222,370 prior GLWB base + $12,199 annual credit).

GLWB Plus applied for between August 20, 2012 and December 3, 2012

Assume you purchase a contract with an initial purchase payment of $100,000 and select the GLWB Plus rider. Further assume (i) the annuitant is age 65 at the time of purchase; (ii) you take a withdrawal of $1,000 in year five and one of $50,000 in year six and take no other withdrawals in the first ten years, (iii) you make an additional purchase payment of $50,000 in year three and one of $10,000 in year eight, (iv) during year one your Contract Value increases $30,000, net of contract expenses and charges, due to market performance, and (v) the market is flat, net of contract expenses and charges, over the next ten years of your contract. Your initial GLWB base and Annual Credit Calculation Base is $100,000. Since you took no withdrawals in years one, you receive a $8,000 credit on the first contract anniversary (8% of $100,000 Annual Credit Calculation Base) and your annual credit base is $108,000 after year one.

Your GLWB base is the greater of your annual credit base and your step-up base. Your Contract Value increased by $30,000 during year one due to market performance, so at the beginning of year two your GLWB base is set equal to the step-up base of $130,000, i.e. your then current Contract Value, which is greater than your annual credit base. Because your GLWB base was set equal to the step-up base, you start a new ten-year annual credit period, unless you chose to decline the step-up. Your Annual Credit Calculation Base is set equal to the GLWB base of $130,000. You receive an annual credit at the end of year two of $10,400 (8% of $130,000 Annual Credit Calculation Base). Your annual credit base and GLWB base are $140,400 after year two ($130,000 prior GLWB base + $10,400 annual credit).

At the start of year three, you make an additional purchase payment of $50,000, so your Annual Credit Calculation Base increases to $180,000 ($130,000 prior Annual Credit Calculation Base + $50,000 additional purchase payment). Your GLWB base immediately increases with the additional purchase payment to $190,400 ($140,400 prior GLWB base + $50,000 additional purchase payment). Your annual credit at the end of year three is $14,400 (8% of $180,000 Annual Credit Calculation Base). Your annual credit base after year three, therefore, is $204,800 ($140,400 prior GLWB base + $50,000 purchase payment + $14,400 annual credit), and your GLWB base is set equal to your annual credit base. Your Contract Value also increases to $180,000 with the additional purchase payment of $50,000.

In year four you take no withdrawals and make no additional purchase payments. Your annual credit for year four is $14,400 (8% of $180,000 Annual Credit Calculation Base), so your annual credit base, and, therefore, your GLWB base at the end of year four is $219,200 ($204,800 prior GLWB base + $14,400 annual credit).

In year five, when the annuitant is age 70 and your maximum annual withdrawal amount under the rider is $10,960 (5.00% of $219,200), you take a withdrawal of $1,000. Your Contract Value is reduced to $179,000. Because your withdrawal is less than the maximum annual withdrawal, your GLWB base is not reduced by the withdrawal and remains $219,200. Further, because you took a withdrawal, you are not eligible for the annual credit in year five.

Form 8524

In year six, when the annuitant is age 71 and your maximum annual withdrawal amount under the rider is $10,960 (5.00% of $219,200), you take a withdrawal of $50,000. Because your withdrawal exceeds your maximum annual withdrawal amount, $39,040 of it is an excess withdrawal and you are not eligible for an annual credit at the end of year six. Your Contract Value after the allowed withdrawal of $10,960 was $168,040 ($179,000 — $10,960). Upon the excess withdrawal, your GLWB base is set equal to $168,274, i.e. $219,200 x (1 — $38,821/$167,821). Because the GLWB base after adjustment for the excess withdrawal of $168,274 is less than the Annual Credit Calculation Base of $180,000, the Annual Credit Calculation Base is set equal to the GLWB base of $168,274.

In year seven you take no withdrawals and make no additional purchase payments. Your annual credit for year seven is $13,462 (8% of $168,274 Annual Credit Calculation Base), so your annual credit base, and therefore, your GLWB base at the end of the year seven is $181,736 ($168,274 prior GLWB base + $13,462 annual credit).

At the start of year eight, you make an additional purchase payment of $10,000. Your GLWB base immediately increases with the additional purchase payment to $191,736 ($181,736 prior GLWB base + $10,000 additional purchase payment). Your Annual Credit Calculation Base increases to $178,274 ($168,274 prior Annual Credit Calculation Base + $10,000 additional purchase payment). Your annual credit at the end of year eight is $14,262 (8% of $178,274 Annual Credit Calculation Base). Your annual credit base at the end of year eight, therefore, is $205,998 ($181,736 prior GLWB base + $10,000 additional purchase payment + $14,262 annual credit), and your GLWB base is set equal to your annual credit base.

Since you take no more withdrawals and add no more purchase payments in years nine and ten, for each year, your annual credit will be $14,262 (8% of $178,274 Annual Credit Calculation Base). Furthermore, since the market is flat, your GLWB base increases each of those years by the amount of the annual credit to $220,260 for year nine and $234,522 for year ten.

You started a new ten-year annual credit period at the beginning of year two because your GLWB base was set equal to the step-up base so you are eligible for the annual credit in year eleven. Since you took no withdrawals or made no purchase payments in year eleven, you receive an annual credit of $14,262 (8% of $178,274 Annual Credit Calculation Base) and your GLWB base after year eleven is $248,784 ($234,522 prior GLWB base + $14,262 annual credit).

GLWB Plus applied for before August 20, 2012

Assume you purchase a contract with an initial purchase payment of $100,000 and select the GLWB Plus rider. Further assume (i) the annuitant is age 65 at the time of purchase; (ii) you take a withdrawal of $1,000 in year five and one of $50,000 in year six and take no other withdrawals in the first ten years, (iii) you make an additional purchase payment of $50,000 in year three and one of $10,000 in year eight, (iv) during year one your Contract Value increases $30,000, net of contract expenses and charges, due to market performance, and (v) the market is flat, net of contract expenses and charges, over the next ten years of your contract. Your initial GLWB base and Annual Credit Calculation Base is $100,000. Since you took no withdrawals in years one, you receive a $8,000 credit on the first contract anniversary (8% of $100,000 Annual Credit Calculation Base) and your annual credit base is $108,000 after year one.

Your GLWB base is the greater of your annual credit base and your step-up base. Your Contract Value increased by $30,000 during year one due to market performance, so at the beginning of year two your GLWB base is set equal to the step-up base of $130,000, i.e. your then current Contract Value, which is greater than your annual credit base. Because your GLWB base was set equal to the step-up base, you start a new ten-year annual credit period, unless you chose to decline the step-up. Your Annual Credit Calculation Base is set equal to the GLWB base of $130,000. You receive an annual credit at the end of year two of $10,400 (8% of $130,000 Annual Credit Calculation Base). Your annual credit base and GLWB base are $140,400 after year two ($130,000 prior GLWB base + $10,400 annual credit).

At the start of year three, you make an additional purchase payment of $50,000, so your Annual Credit Calculation Base increases to $180,000 ($130,000 prior Annual Credit Calculation Base + $50,000 additional purchase payment). Your GLWB base immediately increases with the additional purchase payment to $190,400 ($140,400 prior GLWB base + $50,000 additional purchase payment). Your annual credit at the end of year three is $14,400 (8% of $180,000 Annual Credit Calculation Base). Your annual credit base after year three, therefore, is $204,800 ($140,400 prior GLWB base + $50,000 purchase payment + $14,400 annual credit), and your GLWB base is set equal to your annual credit base. Your Contract Value also increases to $180,000 with the additional purchase payment of $50,000.

In year four you take no withdrawals and make no additional purchase payments. Your annual credit for year four is $14,400 (8% of $180,000 Annual Credit Calculation Base), so your annual credit base, and, therefore, your GLWB base at the end of year four is $219,200 ($204,800 prior GLWB base + $14,400 annual credit).

Form 8524

In year five, when the annuitant is age 70 and your maximum annual withdrawal amount under the rider is $11,179 (5.10% of $219,200), you take a withdrawal of $1,000. Your Contract Value is reduced to $179,000. Because your withdrawal is less than the maximum annual withdrawal, your GLWB base is not reduced by the withdrawal and remains $219,200. Further, because you took a withdrawal, you are not eligible for the annual credit in year five.

In year six, when the annuitant is age 71 and your maximum annual withdrawal amount under the rider is $11,179 (5.10% of $219,200), you take a withdrawal of $50,000. Because your withdrawal exceeds your maximum annual withdrawal amount, $38,821 of it is an excess withdrawal and you are not eligible for an annual credit at the end of year six. Your Contract Value after the allowed withdrawal of $11,179 was $167,821 ($179,000 — $11,179). Upon the excess withdrawal, your GLWB base is set equal to $168,494, i.e. $219,200 x (1 — $38,821/$167,821). Because the GLWB base after adjustment for the excess withdrawal of $168,494 is less than the Annual Credit Calculation Base of $180,000, the Annual Credit Calculation Base is set equal to the GLWB base of $168,494.

In year seven you take no withdrawals and make no additional purchase payments. Your annual credit for year seven is $13,480 (8% of $168,494 Annual Credit Calculation Base), so your annual credit base, and therefore, your GLWB base at the end of the year seven is $181,974 ($168,494 prior GLWB base + $13,480 annual credit).

At the start of year eight, you make an additional purchase payment of $10,000. Your GLWB base immediately increases with the additional purchase payment to $191,974 ($181,974 prior GLWB base + $10,000 additional purchase payment). Your Annual Credit Calculation Base increases to $178,494 ($168,494 prior Annual Credit Calculation Base + $10,000 additional purchase payment). Your annual credit at the end of year eight is $14,280 (8% of $178,494 Annual Credit Calculation Base). Your annual credit base at the end of year eight, therefore, is $206,254 ($181,974 prior GLWB base + $10,000 additional purchase payment + $14,280 annual credit), and your GLWB base is set equal to your annual credit base.

Since you take no more withdrawals and add no more purchase payments in years nine and ten, for each year, your annual credit will be $14,280 (8% of $178,494 Annual Credit Calculation Base). Furthermore, since the market is flat, your GLWB base increases each of those years by the amount of the annual credit to $220,534 for year nine and $234,814 for year ten.

You started a new ten-year annual credit period at the beginning of year two because your GLWB base was set equal to the step-up base so you are eligible for the annual credit in year eleven. Since you took no withdrawals or made no purchase payments in year eleven, you receive an annual credit of $14,280 (8% of $178,494 Annual Credit Calculation Base) and your GLWB base after year eleven is $249,094 ($234,814 prior GLWB base + $14,280 annual credit).

GLWB (2012)

Assume you purchase a contract with an initial purchase payment of $100,000 and select the GLWB (2012) rider. Further assume (i) the annuitant is age 65 at the time of purchase; (ii) you take a withdrawal of $1,000 in year five and one of $50,000 in year six and take no other withdrawals in the first ten years, (iii) you make an additional purchase payment of $50,000 in year three and one of $10,000 in year eight, (iv) during year one your Contract Value increases $30,000, net of contract expenses and charges, due to market performance, and (v) the market is flat, net of contract expenses and charges, over the next ten years of your contract. Your initial GLWB base and Annual Credit Calculation Base is $100,000. Since you took no withdrawals in years one, you receive a $8,000 credit on the first contract anniversary (8% of $100,000 Annual Credit Calculation Base) and your annual credit base is $108,000 after year one.

Your GLWB base is the greater of your annual credit base and your step-up base. Your Contract Value increased by $30,000 during year one due to market performance, so at the beginning of year two your GLWB base is set equal to the step-up base of $130,000, i.e. your then current Contract Value, which is greater than your annual credit base. Because your GLWB base was set equal to the step-up base, you start a new ten-year annual credit period, unless you chose to decline the step-up. Your Annual Credit Calculation Base is set equal to the GLWB base of $130,000. You receive an annual credit at the end of year two of $10,400 (8% of $130,000 Annual Credit Calculation Base). Your annual credit base and GLWB base are $140,400 after year two ($130,000 prior GLWB base + $10,400 annual credit).

At the start of year three, you make an additional purchase payment of $50,000, so your Annual Credit Calculation Base increases to $180,000 ($130,000 prior Annual Credit Calculation Base + $50,000 additional purchase payment). Your GLWB base immediately increases with the additional purchase payment to $190,400 ($140,400 prior GLWB base + $50,000 additional purchase payment). Your annual credit at the end of year three is $14,400 (8% of $180,000 Annual Credit Calculation Base). Your annual credit base after year three, therefore, is $204,800 ($140,400 prior GLWB base +

Form 8524

$50,000 purchase payment + $14,400 annual credit), and your GLWB base is set equal to your annual credit base. Your Contract Value also increases to $180,000 with the additional purchase payment of $50,000.

In year four you take no withdrawals and make no additional purchase payments. Your annual credit for year four is $14,400 (8% of $180,000 Annual Credit Calculation Base), so your annual credit base, and, therefore, your GLWB base at the end of year four is $219,200 ($204,800 prior GLWB base + $14,400 annual credit).

In year five, when the annuitant is age 70 and your maximum annual withdrawal amount under the rider is $10,960 (5% of $219,200), you take a withdrawal of $1,000. Your Contract Value is reduced to $179,000. Because your withdrawal is less than the maximum annual withdrawal, your GLWB base is not reduced by the withdrawal and remains $219,200. Further, because you took a withdrawal, you are not eligible for the annual credit in year five.

In year six, when the annuitant is age 71 and your maximum annual withdrawal amount under the rider is $10,960 (5% of $219,200), you take a withdrawal of $50,000. Because your withdrawal exceeds your maximum annual withdrawal amount, $39,040 of it is an excess withdrawal and you are not eligible for an annual credit at the end of year six. Your Contract Value after the allowed withdrawal of $10,960 was $168,040 ($179,000 — $10,960). Upon the excess withdrawal, your GLWB base is set equal to $168,274, i.e. $219,200 x (1 — $39,040/$168,040). Because the GLWB base after adjustment for the excess withdrawal of $168,274 is less than the Annual Credit Calculation Base of $180,000, the Annual Credit Calculation Base is set equal to the GLWB base of $168,274.

In year seven you take no withdrawals and make no additional purchase payments. Your annual credit for year seven is $13,462 (8% of $168,274 Annual Credit Calculation Base), so your annual credit base, and therefore, your GLWB base at the end of the year seven is $181,736 ($168,274 prior GLWB base + $13,462 annual credit).

At the start of year eight, you make an additional purchase payment of $10,000. Your GLWB base immediately increases with the additional purchase payment to $191,736 ($181,736 prior GLWB base + $10,000 additional purchase payment). Your Annual Credit Calculation Base increases to $178,274 ($168,274 prior Annual Credit Calculation Base + $10,000 additional purchase payment). Your annual credit at the end of year eight is $14,262 (8% of $178,274 Annual Credit Calculation Base). Your annual credit base at the end of year eight, therefore, is $205,998 ($181,736 prior GLWB base + $10,000 additional purchase payment + $14,262 annual credit), and your GLWB base is set equal to your annual credit base.

Since you take no more withdrawals and add no more purchase payments in years nine and ten, for each year, your annual credit will be $14,262 (8% of $178,274 Annual Credit Calculation Base). Furthermore, since the market is flat, your GLWB base increases each of those years by the amount of the annual credit to $220,260 for year nine and $234,522 for year ten.

You started a new ten-year annual credit period at the beginning of year two because your GLWB base was set equal to the step-up base so you are eligible for the annual credit in year eleven. Since you took no withdrawals or made no purchase payments in year eleven, you receive an annual credit of $14,262 (8% of $178,274 Annual Credit Calculation Base) and your GLWB base after year eleven is $248,784 ($234,522 prior GLWB base + $14,262 annual credit).

Form 8524

Appendix E

IRA Disclosure Statement

This statement is designed to help you understand the requirements of federal tax law which apply to your individual retirement annuity (IRA), your Roth IRA, your simplified employee pension IRA (SEPP-IRA) for employer contributions, your Savings Incentive Match Plan for Employees (SIMPLE) IRA, or to one you purchase for your spouse. You can obtain more information regarding your IRA either from your sales representative or from any district office of the Internal Revenue Service.

Free Look Period

The annuity contract offered by this prospectus gives you the opportunity to revoke the contract for a full refund within 10 days after you receive it (or a longer period as may be required by your state law) and for IRAs, get a refund of the greater of your purchase payments or the current Contract Value if you exercise your free look. Any purchase payments in these states to be allocated to variable Funds may first be allocated to the Fidelity® VIP Government Money Market Portfolio until the end of the free look period. If you are a California resident 60 years old or older and at the time you apply for your contract you elect to receive a return of your purchase payments if you exercise your free look, any purchase payments to be allocated to variable Funds will first be allocated to the Fixed Accumulation Account until the end of the free look period. We deem you to receive the contract and the free look period to begin five days after we mail your contract to you. This is a more liberal provision than is required in connection with IRAs. To exercise this “free-look” provision, you must return the contract to us within the free look period. We must receive your contract at our home office (the address listed on the first page of the prospectus) by 4:00 p.m. Eastern time on the last day of the free look period.

Eligibility Requirements

IRAs are intended for all persons with earned compensation whether or not they are covered under other retirement programs. Additionally if you have a non-working spouse (and you file a joint tax return), you may establish an IRA on behalf of your non-working spouse. A working spouse may establish his or her own IRA. A divorced spouse receiving taxable alimony (and no other income) may also establish an IRA..

Contributions and Deductions

Contributions to a traditional IRA will be deductible if you are not an “active participant” in an employer maintained qualified retirement plan or if you have Adjusted Gross Income which does not exceed the “applicable dollar limit”. For a single taxpayer, the applicable dollar limitation is $77,000 in 2024, with the amount of IRA contribution which may be deducted reduced proportionately for Adjusted Gross Income between $77,000 and $87,000. For married couples filing jointly, the applicable dollar limitation is $123,000, with the amount of IRA contribution which may be deducted reduced proportionately for Adjusted Gross Income between $123,000-$143,000. There is no deduction allowed for IRA contributions when Adjusted Gross Income reaches $87,000 for individuals and $143,000 for married couples filing jointly. IRA contributions must be made by no later than the time you file your income tax return for that year. Special limits apply for the non-active participant spouse where a joint return is filed with an active participant.

The IRA maximum annual contribution and the associated tax deduction is limited to the lesser of: (1) $7,000 in 2024 or (2) 100% of your earned compensation. Those age 50 or older may make an additional IRA contribution of $1,000 per year in 2024. In the case of any taxable year beginning in a calendar year after 2024, the $1,000 shall be increased and rounded annually as stipulated in Code Sections 219(b)(5)(B)(ii), 219 (b)(5)(C)(iii) and 219(b)(5)(D). Contributions in excess of the limits may be subject to penalty. See below.

The maximum tax deductible annual contribution that a divorced spouse with no other income may make to an IRA is the lesser of (1) $7,000 or (2) 100% of taxable alimony.

Contributions made by your employer to your SEPP-IRA are excludable from your gross income for tax purposes in the calendar year for which the amount is contributed. Certain employees who participate in a SEPP-IRA will be entitled to elect to have their employer make contributions to their SEPP-IRA on their behalf or to receive the contributions in cash. If the employee elects to have contributions made on the employee’s behalf to the SEPP, the employee’s salary is reduced

Form 8524

by the amount of the contribution and those funds are not treated as current taxable income. Salary-reduction SEPP-IRAs (also called “SARSEPs”) are available only if at least 50% of the employees elect to have amounts contributed to the SEPP-IRA and if the employer has 25 or fewer employees at all times during the preceding year. New SARSEPs may no longer be established. Elective deferrals under a SARSEP are subject to an inflation-adjusted limit which is $23,000 for 2024.

Under a SEPP-IRA agreement, the maximum annual contribution which your employer may make on your behalf to a SEPP-IRA contract which is excludable from your income is the lesser of 100% of your salary or $69,000 in 2024. An employee who is a participant in a SEPP-IRA agreement may make after-tax contributions to the SEPP-IRA contract, subject to the contribution limits applicable to IRAs in general. Those employee contributions will be deductible subject to the deductibility rules described above. The Internal Revenue Service has reviewed the format of your SEPP-IRA and issued an opinion letter to us stating that it qualifies as a prototype SEPP-IRA.

If you or your employer should contribute more than the maximum contribution amount to your IRA or SEPP-IRA, the excess amount will be considered an “excess contribution”. You may withdraw an excess contribution from your IRA (or SEPP-IRA) before your tax filing date without adverse tax consequences. If, however, you fail to withdraw any such excess contribution before your tax filing date, a 6% excise tax will be imposed on the excess for the tax year of contribution.

Once the 6% excise tax has been imposed, an additional 6% penalty for the following tax year can be avoided if the excess is (1) withdrawn before the end of the following year, or (2) treated as a current contribution for the following year.

An individual retirement annuity must be an annuity contract. In our opinion, the optional additional death benefits available under the contract are part of the annuity contract. There is a risk, however, that the Internal Revenue Service would take the position that one or more of the optional additional death benefits are not part of the annuity contract. In such a case, the charges for the optional additional death benefits would be considered distributions from the IRA and would be subject to tax, including penalty taxes. The charges for the optional additional death benefits would not be deductible. It is possible that the IRS could determine that optional death proceeds in excess of the greater of the Contract Value or net purchase payments are taxable to your beneficiary. Should the IRS so rule, we may have to tax report such excess death benefits as taxable income to your beneficiary. If the IRS were to take such a position, we would take all reasonable steps to avoid this result, including the right to amend the contract, with appropriate notice to you.

The contracts may not be eligible for use in Puerto Rico IRAs.

IRA for Non-working Spouse

If you establish an IRA for yourself, you may also be eligible to establish an IRA for your “non-working” spouse. In order to be eligible to establish such a spousal IRA, you must file a joint tax return with your spouse and if your non-working spouse has compensation, his/her compensation must be less than your compensation for the year. Contributions of up to $14,000 may be made to the two IRAs if the combined compensation of you and your spouse is at least equal to the amount contributed. If requirements for deductibility (including income levels) are met, you will be able to deduct an amount equal to the least of (i) the amount contributed to the IRA’s; (ii) $14,000; or (iii) 100% of your combined gross income.

Contributions in excess of the contribution limits may be subject to penalty. See above under “Contributions and Deductions”. If you contribute more than the allowable amount, the excess portion will be considered an excess contribution. The rules for correcting it are the same as discussed above for regular IRAs.

Other than the items mentioned in this section, all of the requirements generally applicable to IRAs are also applicable to IRAs established for non-working spouses.

Rollover Contribution

Once every year, you may withdraw any portion of the value of your IRA (or SEPP-IRA) and move it to another IRA. Withdrawals may also be made from other IRAs and contributed to this contract. Note – you are limited to one rollover per year regardless of how many IRA contracts you own. This transfer of funds from one IRA to another is called a “rollover” IRA. To qualify as a rollover contribution, the entire portion of the withdrawal must be reinvested in another IRA within 60 days after the date it is received. You are not allowed a tax-deduction for the amount of any rollover contribution. Transfers of funds directly from one IRA to another IRA, if done properly, is not a rollover and is not subject to the once per year limitation.

A similar type of rollover to an IRA can be made with the proceeds of a qualified distribution from a qualified retirement plan or tax-sheltered annuity. Properly made, such a distribution will not be taxable until you receive payments from the

Form 8524

IRA created with it. You may later roll over such a contribution to another qualified retirement plan. (You may roll less than all of a qualified distribution into an IRA, but any part of it not rolled over will be currently includable in your income without any capital gains treatment.)

Premature Distributions

At no time can an interest in your IRA (or SEPP-IRA) be forfeited. The federal tax law does not permit you to use your IRA (or SEPP-IRA) as security for a loan. Furthermore, as a general rule, you may not sell or assign your interest in your IRA (or SEPP-IRA) to anyone. Use of an IRA (or SEPP-IRA) as security or assignment of it to another will invalidate the entire annuity. It then will be includable in your income in the year it is invalidated and will be subject to a 10% penalty tax if you are not at least age 59 ½ or totally disabled. (You may, however, assign your IRA (or SEPP-IRA) without penalty to your former spouse in accordance with the terms of a divorce decree.)

You may withdraw part of the value of your IRA (or SEPP-IRA). If a withdrawal does not qualify as a rollover, the amount withdrawn will be includable in your income and subject to the 10% penalty if you are not at least age 59 ½ or totally disabled or the withdrawal meets the requirements of another exception contained in the Code, unless you comply with special rules requiring distributions to be made at least annually over your life expectancy.

The 10% penalty tax does not apply to the withdrawal of an excess contribution as long as the excess is withdrawn before the due date of your tax return. Withdrawals of excess contributions after the due date of your tax return will generally be subject to the 10% penalty unless the excess contribution results from erroneous information from a plan trustee making an excess rollover contribution or unless you are over age 59 ½ or are disabled.

Distribution at Retirement

Once you have attained age 59 ½ (or have become totally disabled), you may elect to receive a distribution of your IRA (or SEPP-IRA) regardless of when you actually retire. You may elect to receive the distribution in either one sum or under any one of the periodic payment options available under the contract. The distributions from your IRA under any one of the periodic payment options or in one sum will be treated as ordinary income as you receive them unless nondeductible contributions were made to the IRA. In that case, only earnings will be income.

Required Minimum Distributions

Required Minimum Distributions are required to be taken from this contract as of the owner’s Required Beginning Date (“RBD”). The RBD for individuals born on or after July 1, 1949 is April 1 of the year following the year in which the individual attains age 72. For individuals born before July 1, 1949, the RBD is April 1 of the year following the year in which the individual attains age 70 ½. For individuals born on or after January 1, 1951 and prior to January 1, 1960, the RBD is April 1 of the year following the year in which the individual attains age 73. For individuals born on or after January 1, 1960, the RBD is April 1 of the year following the year in which the individual attains age 75.

Inadequate Distributions — 50% Tax

Your IRA or SEPP-IRA is intended to provide retirement benefits over your lifetime. Thus, federal law requires that you either (1) receive a lump-sum distribution of your IRA by your RBD or (2) start to receive periodic payments by that date. If you elect to receive periodic payments, those payments are calculated by dividing your account balance by the distribution period shown on the Uniform Lifetime Table published by the Internal Revenue Service. If the payments are not sufficient to meet these requirements, an excise tax of 50% will be imposed on the amount of any underpayment.

Death Benefits

If you die before receiving the entire value of your IRA (or SEPP-IRA), the remaining interest must be distributed to your beneficiary within 10 years of death or applied to purchase an immediate annuity for the beneficiary within one year of death, with the annuity limited in duration to 10 years. If your beneficiary is an eligible designated beneficiary, that individual may “stretch” the IRA, taking annual required minimum distributions over the individual’s life expectancy. An eligible designated beneficiary is defined as (1) your spouse, (2) any beneficiary no more than ten years younger than you, (3) your minor child, but only until the child reaches the age of majority, (4) a disabled individual, or (5) a chronically ill individual. Special rules apply to spousal beneficiaries regarding the date required distributions must begin. Non-natural person beneficiaries must receive their benefit within 5 years of death.

Form 8524

Roth IRAs

Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a “Roth IRA.” In 2024, contributions may be made to a Roth IRA by taxpayers with adjusted gross incomes of less than $230,000 for married individuals filing jointly and less than $146,000 for single individuals. Married individuals filing separately are not eligible to contribute to a Roth IRA. The maximum amount of contributions allowable for any taxable year to all Roth IRAs maintained by an individual is generally the same as the contribution limits for traditional IRAs (the limit is phased out for incomes between $230,000 and $240,000 for married and between $146,000 and $161,000 for singles). The contribution limit is reduced by the amount of any contributions made to a non-Roth IRA. Contributions to a Roth IRA are not deductible. Catch up contributions are available for persons age 50 or older. After 2024, the maximum regular contribution and income amounts above will be adjusted by the Secretary of the Treasury for cost-of-living increases under Code Section 408A(c)(3).

All or part of amounts in a non-Roth IRA may be converted, transferred or rolled over to a Roth IRA. Some or all of the IRA value will typically be includable in the taxpayer’s gross income. Provided a rollover contribution meets the requirements for IRAs under Section 408(d)(3) of the Code, a rollover may be made from a Roth IRA to another Roth IRA.

Persons considering a rollover, transfer or conversion should consult their own tax advisor.

“Qualified distributions” from a Roth IRA are excludable from gross income. A “qualified distribution” is a distribution that satisfies two requirements: (1) the distribution must be made (a) after the owner of the IRA attains age 59 ½; (b) after the owner’s death; (c) due to the owner’s disability; or (d) for a qualified first time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code; and (2) the distribution must be made in the year that is at least five years after the first year for which a contribution was made to any Roth IRA established for the owner or five years after a rollover, transfer or conversion was made from a non-Roth IRA to a Roth IRA. Distributions from a Roth IRA that are not qualified distributions will be treated as made first from contributions and then from earnings, and taxed generally in the same manner as distributions from a non-Roth IRA.

Distributions from a Roth IRA need not commence at the owner’s RBD. However, if the owner dies before the entire interest in a Roth IRA is distributed, any remaining interest in the contract must be distributed by December 31 of the calendar year containing the fifth anniversary of the owner’s death subject to certain exceptions.

Savings Incentive Match Plan for Employees (SIMPLE)

An employer may sponsor a plan allowing for employee salary deferral contributions with an additional employer contribution. SIMPLE plans may operate as a 401(k) or an IRA. Limits for employee contributions to a SIMPLE are $16,000 in 2024. Employees age 50 and older may contribute an additional $3,500 in 2024. Distributions from a SIMPLE are subject to restrictions similar to distributions from a traditional IRA. Additional terms of your SIMPLE are in a summary plan description distributed by your employer.

Reporting to the IRS

Whenever you are liable for one of the penalty taxes discussed above (6% for excess contributions, 10% for premature distributions or 50% for underpayments), you must file Form 5329 with the Internal Revenue Service. The form is to be attached to your federal income tax return for the tax year in which the penalty applies. Normal contributions and distributions must be shown on your income tax return for the year to which they relate.

Form 8524

Illustration of IRA Fixed Accumulations

Year	$1,000 Annual Contribution	$1,000 One Time Contribution	Year	$1,000 Annual Contribution	$1,000 One Time Contribution

1	$1,020.00	$1,020.00	37	$55,114.94	$2,080.67
2	$2,060.40	$1,040.40	38	$57,237.24	$2,122.28
3	$3,121.61	$1,061.21	39	$59,401.98	$2,164.73
4	$4,204.04	$1,082.43	40	$61,610.02	$2,208.02
5	$5,308.12	$1,104.08	41	$63,862.22	$2,252.18
6	$6,434.28	$1,126.16	42	$66,159.47	$2,297.22
7	$7,582.97	$1,148.68	43	$68,502.66	$2,343.16
8	$8,754.63	$1,171.65	44	$70,892.71	$2,390.02
9	$9,949.72	$1,195.08	45	$73,330.56	$2,437.82
10	$11,168.71	$1,218.98	46	$75,817.18	$2,486.58
11	$12,412.09	$1,243.36	47	$78,353.52	$2,536.31
12	$13,680.33	$1,268.23	48	$80,940.59	$2,587.04
13	$14,973.94	$1,293.59	49	$83,579.40	$2,638.78
14	$16,293.42	$1,319.46	50	$86,270.99	$2,691.56
15	$17,639.28	$1,345.85	51	$89,016.41	$2,745.39
16	$19,012.07	$1,372.77	52	$91,816.74	$2,800.30
17	$20,412.31	$1,400.23	53	$94,673.07	$2,856.31
18	$21,840.56	$1,428.23	54	$97,586.53	$2,913.44
19	$23,297.37	$1,456.79	55	$100,558.26	$2,971.71
20	$24,783.32	$1,485.93	56	$103,589.43	$3,031.14
21	$26,298.98	$1,515.65	57	$106,681.22	$3,091.76
22	$27,844.96	$1,545.96	58	$109,834.84	$3,153.60
23	$29,421.86	$1,576.88	59	$113,051.54	$3,216.67
24	$31,030.30	$1,608.42	60	$116,332.57	$3,281.00
25	$32,670.91	$1,640.59	61	$119,679.22	$3,346.62
26	$34,344.32	$1,673.40	62	$123,092.81	$3,413.55
27	$36,051.21	$1,706.87	63	$126,574.66	$3,481.82
28	$37,792.23	$1,741.01	64	$130,126.16	$3,551.46
29	$39,568.08	$1,775.83	65	$133,748.68	$3,622.49
30	$41,379.44	$1,811.35	66	$137,443.65	$3,694.94
31	$43,227.03	$1,847.58	67	$141,212.53	$3,768.84
32	$45,111.57	$1,884.53	68	$145,056.78	$3,844.22
33	$47,033.80	$1,922.22	69	$148,977.91	$3,921.10
34	$48,994.48	$1,960.66	70	$152,977.47	$3,999.52
35	$50,994.37	$1,999.87	71	$157,057.02	$4,079.51
36	$53,034.25	$2,039.87	72	$161,218.16	$4,161.10

Neither the values, nor any earnings on the values in this variable annuity policy are guaranteed. To the extent that amounts are invested in the Fixed Accumulation Account of the insurer, the principal is guaranteed as well as interest at the guaranteed rate contained in the policy. For purposes of this projection, an annual earnings rate of 2% has been assumed. Withdrawals from the policy will incur a surrender charge for 3 years after amounts are deposited into the policy as follows: Year 1- 7%, Year 2- 7%, Year 3- 7%. See “Surrender Charge” in this prospectus for further information regarding application of the surrender charge.

Form 8524

The Statement of Additional Information (“SAI”) includes additional information. We have incorporated the SAI by reference. It is available upon request and without charge by calling us at 888.925.6446 and is available at augustarfinancial/fundinfo. You may request other information about this contract and make investor inquiries by calling us at 888.925.6446. Reports and other information about VAA are available on the SEC’s website at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

EDGAR Contract ID No.: C000021575

Form 8524

AuguStarSM Variable Account A

of

AuguStarSM Life Insurance Company

One Financial Way

Montgomery, Ohio 45242

Telephone: 888.925.6446

ONcore Lite

Statement of Additional Information

April 30, 2024

This Statement of Additional Information is not a prospectus. Read it along with the prospectus for AuguStar Variable Account A ("VAA") flexible purchase payment individual variable annuity contracts dated April 30, 2024. To get a free copy of the prospectus for VAA, write or call us at the above address.

TABLE OF CONTENTS

AuguStarSM Life Insurance Company	2
Custodian	2
Independent Registered Public Accounting Firm	2
Underwriter	2
Financial Statements	2

AuguStarSM Life Insurance Company

AuguStar Life was organized under the laws of Ohio on September 9, 1909, as The Ohio National Life Insurance Company, and in 2023 changed its name to AuguStarSM Life Insurance Company. We write life, accident and health insurance and annuities in 49 states, the District of Columbia and Puerto Rico. Our home office is located at One Financial Way, Montgomery, Ohio 45242. We are a stock life insurance company owned by Constellation Insurance, Inc., which is wholly-owned by Constellation Insurance Holdings, Inc. Currently, Constellation Insurance, Inc. has assets of approximately $35.3 billion and equity of approximately $1.7 billion.

Custodian

AuguStar Life Insurance Company, the depositor, One Financial Way, Montgomery, Ohio 45242, holds custody of VAA’s assets.

Independent Registered Public Accounting Firm

The financial statements of AuguStarSM Variable Account A (formerly Ohio National Variable Account A) and the statutory financial statements and financial statement schedules of AuguStar Life Insurance Company have been incorporated by reference herein in reliance upon the reports of KPMG LLP, independent registered public accounting firm, and upon the authority of said firm as experts in accounting and auditing.

The KPMG LLP report dated March 28, 2024 of AuguStar Life Insurance Company includes explanatory language that states that the financial statements are prepared by AuguStar Life Insurance Company using statutory accounting practices prescribed or permitted by the Ohio Department of Insurance, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the KPMG LLP audit report states that the financial statements are not presented fairly in accordance with U.S. generally accepted accounting principles and further states that those financial statements are presented fairly, in all material respects, in accordance with statutory accounting practices prescribed or permitted by the Ohio Department of Insurance.

Underwriter

While the contracts are not currently available for sale, we continue to accept additional purchase payments. The principal underwriter of the contracts is AuguStar Distributors, Inc. ("ADI"), a wholly-owned subsidiary of Constellation Insurance, Inc. The aggregate amount of commissions paid to ADI for contracts issued by VAA, and the amounts retained by ADI, for each of the last three years have been:

Year	Aggregate Commissions	Retained Commissions
2023	$2,174,901	$675,286
2022	$2,732,533	$859,357
2021	$3,773,680	$1,145,706

Financial Statements

The December 31, 2023 financial statements of VAA and the December 31, 2023 financial statements of the Depositor are incorporated into this SAI by reference to VAA’s most recent Form N-VPFS filed with the SEC.

2

AuguStar Variable Account A

Form N-4

Part C

Other Information

Item 27. Exhibits

(a) Resolution of Board of Directors of the Depositor authorizing establishment of the Registrant was filed as Exhibit A(1) of the Registrant’s registration statement on Form S-6 on August 3, 1982 (File no. 2-78652) and is incorporated by reference herein.

(No link available.)

(c)(1) Principal Underwriting Agreement for Variable Annuities between the Depositor and Ohio National Equities, Inc. was filed as Exhibit (3)(a) of the Registrant’s Form N-4 on December 30, 1997 (File no. 333-43513) and is incorporated by reference herein.

(https://www.sec.gov/Archives/edgar/data/73981/0000950152-97-008910.txt)

(c)(2) Registered Representative’s Sales Contract with Variable Annuity Supplement was filed as Exhibit (3)(b) of the Registrant’s Form N-4, Post-Effective Amendment No. 9 on February 27, 1991 (File no. 2-91213) and is incorporated by reference herein.

(No link available.)

(c)(3) Annuity Sales Commission Schedule was filed as Exhibit A(3)(c) of the Registrant’s registration statement on Form S-6 on May 18, 1984 (File no. 2-91213) and is incorporated by reference herein.

(No link available.)

(c)(4) Selling Agreement and commission schedule between Ohio National Equities, Inc. and other broker-dealers for the distribution of “ONcore” Variable Annuities was filed as Exhibit (3)(d) of the Registrant’s Form N-4, Pre-Effective Amendment No. 2 on April 16, 1998 (File no. 333-43515) and is incorporated by reference herein.

(https://www.sec.gov/Archives/edgar/data/73981/0000950152-98-003301.txt)

(d)(1) Variable Deferred Annuity Contract, Form 00-VA-2, was filed as Exhibit (4) of the Registrant’s Form N-4 on December 18, 2000 (File no. 333-52006) and is incorporated by reference herein.

(https://www.sec.gov/Archives/edgar/data/73981/000095015200008555/l85339bex4.txt)

(d)(2) Variable Deferred Annuity Contract, Form 06-VA-1 was filed as Exhibit 99(4)(b) of the Registrant’s registration statement on Form N-4, Post-Effective Amendment No. 21 on December 5, 2008 (File No. 333-52006) and is incorporated by reference herein.

(https://www.sec.gov/Archives/edgar/data/73981/000095015208010024/l33200cexv99w4wb.htm)

(d)(3) Guaranteed Minimum Income Benefit (Annual Reset Option), Form 08-GMI-1 was filed as Exhibit 99(4)(c) of the Registrant’s registration statement on Form N-4, Post-Effective Amendment No. 31 on December 5, 2008 (File no. 333-43513) and is incorporated by reference herein.

(https://www.sec.gov/Archives/edgar/data/73981/000095015208010027/l33228cexv99w4wc.htm)

(d)(4) Guaranteed Minimum Income Benefit (Five Year Reset Option), Form 08-GMI-2 was filed as Exhibit 99(4)(d) of the Registrant’s registration statement on Form N-4, Post-Effective Amendment No. 31 on December 5, 2008 (File no. 333-43513) and is incorporated by reference herein.

(https://www.sec.gov/Archives/edgar/data/73981/000095015208010027/l33228cexv99w4wd.htm)

(d)(4) Annual Reset Death Benefit, Form 08-ARD-1 was filed as Exhibit 99(4)(e) of the Registrant’s registration statement on Form N- 4, Post-Effective Amendment No. 31 on December 5, 2008 (File no. 333-43513) and is incorporated by reference herein.

(https://www.sec.gov/Archives/edgar/data/73981/000095015208010027/l33228cexv99w4we.htm)

(d)(5) Guaranteed Minimum Income Benefit, Form 09-GMI-1, was filed as Exhibit 99(4)(e) of the Registrant’s registration statement on Form N-4, Pre-Effective Amendment No. 1 on April 10, 2009 (File No. 333-156430) and is incorporated by reference herein.

(https://www.sec.gov/Archives/edgar/data/73981/000095015209003662/l35904a1exv99w4we.htm)

(d)(6) Annual Reset Death Benefit, Form 09-ARD-1, was filed as Exhibit 99(4)(f) of the Registrant’s registration statement on Form N- 4, Pre-Effective Amendment No. 1 on April 10, 2009 (File No. 333-156432) and is incorporated by reference herein.

(https://www.sec.gov/Archives/edgar/data/73981/000095015209003663/l35926exv99w4wf.htm)

(d)(7) Guaranteed Minimum Death Benefit, Form 09-GMD-1, was filed as Exhibit 99(4)(g) of the Registrant’s registration statement on Form N-4, Pre-Effective Amendment No. 1 on April 10, 2009 (File No. 333-156432) and is incorporated by reference herein.

(https://www.sec.gov/Archives/edgar/data/73981/000095015209003663/l35926exv99w4wg.htm)

(d)(8) Guaranteed Minimum Death Benefit, Form 09-GMD-2, was filed as Exhibit 99(4)(h) of the Registrant’s registration statement on Form N-4, Pre-Effective Amendment No. 1 on April 10, 2009 (File No. 333-156432) and is incorporated by reference herein.

(https://www.sec.gov/Archives/edgar/data/73981/000095015209003663/l35926exv99w4wh.htm)

(d)(9) Annual Step-Up Death Benefit Rider, Form 05-AMD-1, was filed as Exhibit 99(4)(i) of the Registrant’s registration statement on Form N-4, Pre-Effective Amendment No. 1 on April 10, 2009 (File No. 333-156430) and is incorporated by reference herein.

(https://www.sec.gov/Archives/edgar/data/73981/000095015209003662/l35904a1exv99w4wi.htm)

(d)(10) Guaranteed Principal Protection, Form 03-GPP-1, was filed as Exhibit 99(4)(j) of the Registrant’s registration statement on Form N-4, Pre-Effective Amendment No. 1 on April 10, 2009 (File No. 333-156432) and is incorporated by reference herein.

(https://www.sec.gov/Archives/edgar/data/73981/000095015209003663/l35926exv99w4wj.htm)

(d)(11) Form of Guaranteed Lifetime Withdrawal Benefit Rider, Form 10-GLW-1, was filed as Exhibit 99(4)(g) of the Registrant’s Form N-4, Post-Effective Amendment No. 37 on April 30, 2010 (333-43515) and is incorporated by reference herein.

(https://www.sec.gov/Archives/edgar/data/73981/000095012310041368/l38424bexv99w4wg.htm)

(d)(12) Form of Guaranteed Lifetime Withdrawal Benefit (Joint Life) Rider, Form 10-GLW-2, was filed as Exhibit 99(4)(h) of the Registrant’s Form N-4, Post-Effective Amendment No. 37 on April 30, 2010 (333-43515) and is incorporated by reference herein.

(https://www.sec.gov/Archives/edgar/data/73981/000095012310041368/l38424bexv99w4wh.htm)

(d)(13) Form of Guaranteed Lifetime Withdrawal Benefit (Single Life) Rider, Form 12-GLW-1, was filed as Exhibit 99(4)(p) of the Registrant’s registration statement, Form N-4 Post-Effective Amendment No. 45 on December 22, 2011 (File No. 333-43515) and is incorporated by reference herein.

(https://www.sec.gov/Archives/edgar/data/73981/000119312511350247/d267645dex994p.htm)

(d)(14) Form of Guaranteed Lifetime Withdrawal Benefit (Joint Life) Rider, Form 12-GLW-2, was filed as Exhibit 99(4)(q) of the Registrant’s registration statement, Form N-4 Post-Effective Amendment No. 45 on December 22, 2011 (File No. 333-43515) and is incorporated by reference herein.

(https://www.sec.gov/Archives/edgar/data/73981/000119312511350247/d267645dex994q.htm)

(d)(15) Form of Guaranteed Lifetime Withdrawal Benefit Plus (Single Life) Rider, Form 12-GLWP-1, was filed as Exhibit 99(4)(r) of the Registrant’s registration statement, Form N-4 Post-Effective Amendment No. 45 on December 22, 2011 (File No. 333-43515) and is incorporated by reference herein.

(https://www.sec.gov/Archives/edgar/data/73981/000119312511350247/d267645dex994r.htm)

(d)(16) Form of Guaranteed Lifetime Withdrawal Benefit Plus (Joint Life) Rider, Form 12-GLWP-2, was filed as Exhibit 99(4)(s) of the Registrant’s registration statement, Form N-4 Post-Effective Amendment No. 45 on December 22, 2011 (File No. 333-43515) and is incorporated by reference herein.

(https://www.sec.gov/Archives/edgar/data/73981/000119312511350247/d267645dex994s.htm)

(d)(17) Form of Deferral Credit for the Guaranteed Lifetime Withdrawal Benefit Rider, Form 12-DC-GLW-1, was filed as Exhibit 99(4)(t) of the Registrant’s registration statement, Form N-4 Post-Effective Amendment No. 45 on December 22, 2011 (File No. 333-43515) and is incorporated by reference herein.

(https://www.sec.gov/Archives/edgar/data/73981/000119312511350247/d267645dex994t.htm)

(d)(18) Form of Deferral Credit with Minimum Age Requirements for the Guaranteed Lifetime Withdrawal Benefit Rider (Single Life), Form 12-DCMAR-GLW-1, was filed as Exhibit 99(4)(u) of the Registrant’s registration statement, Form N-4 Post-Effective Amendment No. 45 on December 22, 2011 (File No. 333-43515) and is incorporated by reference herein.

(https://www.sec.gov/Archives/edgar/data/73981/000119312511350247/d267645dex994u.htm)

(d)(19) Form of Deferral Credit with Minimum Age Requirements for the Guaranteed Lifetime Withdrawal Benefit Rider (Joint Life), Form 12-DCMAR-GLW-2, was filed as Exhibit 99(4)(v) of the Registrant’s registration statement, Form N-4 Post-Effective Amendment No. 45 on December 22, 2011 (File No. 333-43515) and is incorporated by reference herein.

(https://www.sec.gov/Archives/edgar/data/73981/000119312511350247/d267645dex994v.htm)

(d)(20) Form of Guaranteed Principal Protection for the Guaranteed Lifetime Withdrawal Benefit, Form 12-GPP-GLW-1, was filed as Exhibit 99(4)(w) of the Registrant’s registration statement, Form N-4 Post-Effective Amendment No. 45 on December 22, 2011 (File No. 333-43515) and is incorporated by reference herein.

(https://www.sec.gov/Archives/edgar/data/73981/000119312511350247/d267645dex994w.htm)

(d)(21) Form of Guaranteed Principal Protection, Form 12-GPP-1, was filed as Exhibit 99(4)(x) of the Registrant’s registration statement, Form N-4 Post-Effective Amendment No. 45 on December 22, 2011 (File No. 333-43515) and is incorporated by reference herein.

(https://www.sec.gov/Archives/edgar/data/73981/000119312511350247/d267645dex994x.htm)

(d)(22) Form of Premium Protection Death Benefit (Single Life) Rider, Form 12-GPD-1, was filed as Exhibit 99(4)(y) of the Registrant’s registration statement, Form N-4 Post-Effective Amendment No. 45 on December 22, 2011 (File No. 333-43515) and is incorporated by reference herein.

(https://www.sec.gov/Archives/edgar/data/73981/000119312511350247/d267645dex994y.htm)

(d)(23) Form of Premium Protection Death Benefit (Joint Life) Rider, Form 12-GPD-2, was filed as Exhibit 99(4)(z) of the Registrant’s registration statement, Form N-4 Post-Effective Amendment No. 45 on December 22, 2011 (File No. 333-43515) and is incorporated by reference herein.

(https://www.sec.gov/Archives/edgar/data/73981/000119312511350247/d267645dex994z.htm)

(d)(24) Form of Premium Protection Plus Death Benefit (Single Life) Rider, Form 12-PPDP-1, was filed as Exhibit 99(4)(aa) of the Registrant’s registration statement, Form N-4 Post-Effective Amendment No. 45 on December 22, 2011 (File No. 333-43515) and is incorporated by reference herein.

(https://www.sec.gov/Archives/edgar/data/73981/000119312511350247/d267645dex994aa.htm)

(d)(25) Form of Premium Protection Plus Death Benefit (Joint Life) Rider, Form 12-PPDP-2, was filed as Exhibit 99(4)(bb) of the Registrant’s registration statement, Form N-4 Post-Effective Amendment No. 45 on December 22, 2011 (File No. 333-43515) and is incorporated by reference herein.

(https://www.sec.gov/Archives/edgar/data/73981/000119312511350247/d267645dex994bb.htm)

(d)(26) Form of Gain Enhancement Benefit Rider, Form 02-ADB-2, was filed as Exhibit 99(4)(d) of the Registrant’s registration statement, Form N-4 Pre-Effective Amendment No. 1 on October 14, 2016 (File No. 333-212677) and is incorporated by reference herein.

(https://www.sec.gov/Archives/edgar/data/73981/000119312516738505/d252286dex994d.htm)

(d)(27) Form of Gain Enhancement Benefit Plus Rider, Form 02-ADB-1, was filed as Exhibit 99(4)(e) of the Registrant’s registration statement, Form N-4 Pre-Effective Amendment No. 1 on October 14, 2016 (File No. 333-212677) and is incorporated by reference herein.

(https://www.sec.gov/Archives/edgar/data/73981/000119312516738505/d252286dex994e.htm)

(e) Variable Annuity Application, Form 4896, was filed as Exhibit 99(5)(a) of the Registrant’s registration statement on Form N-4, Post-Effective Amendment No. 4 on April 25, 2014 (File No. 333-182250) and is incorporated by reference herein.

(https://www.sec.gov/Archives/edgar/data/73981/000119312514159829/d692397dex995a.htm)

(f)(1) Articles of Incorporation of the Depositor were filed as Exhibit A(6)(a) of Ohio National Variable Interest Account registration statement on Form N-8B-2 on July 11, 1980 (File no. 811-3060) and is incorporated by reference herein.

(No link available.)

(f)(2) Code of Regulations (by-laws) of the Depositor were filed as Exhibit A(6)(b) of Ohio National Variable Interest Account registration statement on Form N-8B-2 on July 11, 1980 (File no. 811-3060) and is incorporated by reference herein.

(No link available.)

(f)(3) Amended and Restated Articles of Incorporation of the Depositor are filed herewith as Exhibit 99(f)(3).

(f)(4) Amended and Restated Code of Regulations (by-laws) of the Depositor are filed herewith as Exhibit 99(f)(4).

(f)(5) Amended and Restated Articles of Incorporation of the Depositor are filed herewith as Exhibit 99(f)(5).

(g)(1) Variable Annuity GEB Reinsurance Agreement, as amended, between Depositor and ACE Tempest Life Reinsurance LTD. was filed as Exhibit (7)(a) of Registrant’s registration statement on Form N-4, Post-Effective Amendment No. 29 (File No. 333-43515) on April 30, 2008 and is incorporated by reference herein.

(https://www.sec.gov/Archives/edgar/data/73981/000095015208003230/l30197aexv7wa.htm)

(g)(2) Variable Annuity GMIB Reinsurance Agreement, as amended, between Depositor and ACE Tempest Life Reinsurance LTD. was filed as Exhibit (7)(b) of Registrant’s registration statement on Form N-4, Post-Effective Amendment No. 29 (File No. 333-43515) on April 30, 2008 and is incorporated by reference herein.

(https://www.sec.gov/Archives/edgar/data/73981/000095015208003230/l30197aexv7wb.htm)

(g)(3) Variable Annuity Reinsurance Agreement, as amended, between Depositor and ACE Tempest Life Reinsurance LTD. was filed as Exhibit (7)(c) of Registrant’s registration statement on Form N-4, Post-Effective Amendment No. 29 (File No. 333-43515) on April 30, 2008 and is incorporated by reference herein.

(https://www.sec.gov/Archives/edgar/data/73981/000095015208003230/l30197aexv7wc.htm)

(g)(4) Variable Annuity GMDB Reinsurance Agreement, as amended, between Depositor and ACE Tempest Life Reinsurance LTD. was filed as Exhibit (7)(d) of Registrant’s registration statement on Form N-4, Post-Effective Amendment No. 29 (File No. 333- 43515) on April 30, 2008 and is incorporated by reference herein.

(https://www.sec.gov/Archives/edgar/data/73981/000095015208003230/l30197aexv7wd.htm)

(h)(1) Fund Participation Agreement between the Depositor and Janus Aspen Series was filed as Exhibit (3)(e) of the Registrant’s Form N-4, Pre-Effective Amendment No. 1 on April 10, 1998 (File no. 333-43515) and is incorporated by reference herein.

(https://www.sec.gov/Archives/edgar/data/73981/0000950152-98-003161.txt)

(h)(2) Participation Agreement between the Depositor and Strong Variable Insurance Funds, Inc. was filed as Exhibit (3)(f) of the Registrant’s Form N-4, Pre-Effective Amendment No. 1 on April 10, 1998 (File no. 333-43515) and is incorporated by reference herein.

(https://www.sec.gov/Archives/edgar/data/73981/0000950152-98-003161.txt)

(h)(3) Fund Participation Agreement between the Depositor and Prudential Funds were filed as Exhibit (3)(g) of the Registrant’s Post-Effective Amendment No. 51 (File No. 333-43515) on April 26, 2006 and is incorporated by reference herein.

(https://www.sec.gov/Archives/edgar/data/73981/000095015206003543/l17807aexv3wg.txt)

(h)(4) Fund Participation Agreement between the Depositor and Neuberger Berman Advisers Management Trust were filed as Exhibit (3)(h) of the Registrant’s Post-Effective Amendment No. 51 (File No. 333-43515) on April 26, 2006 and is incorporated by reference herein.

(https://www.sec.gov/Archives/edgar/data/73981/000095015206003543/l17807aexv3wh.txt)

(h)(5) Amendment to Fund Participation Agreement between the Depositor and The Universal Institutional Funds were filed as Exhibit (3)(i) of the Registrant’s Post-Effective Amendment No. 51 (File No. 333-43515) on April 26, 2006 and is incorporated by reference herein.

(https://www.sec.gov/Archives/edgar/data/73981/000095015206003543/l17807aexv3wi.txt)

(h)(6) Participation Agreement between The Ohio National Life Insurance Company, Ohio National Equities, Inc., Franklin Templeton Variable Insurance Products Trust and Franklin/Templeton Distributors, Inc. was filed as Exhibit 99(h)(4) of Post-Effective Amendment No. 3 of Ohio National Life Assurance Corporation’s registration statement on Form N-6 on April 26, 2006 (File No. 333-109900) and is incorporated by reference herein.

(https://www.sec.gov/Archives/edgar/data/770291/000095015206003536/l17816aexv99whw4.txt)

(h)(7) Amendment to Participation Agreement between The Ohio National Life Insurance Company, Ohio National Equities, Inc., Franklin Templeton Variable Insurance Products Trust and Franklin/Templeton Distributors, Inc. was filed as Exhibit 99(h)(5) of Post-Effective Amendment No. 3 of Ohio National Life Assurance Corporation’s registration statement on Form N-6 on April 26, 2006 (File No. 333-109900) and is incorporated by reference herein.

(https://www.sec.gov/Archives/edgar/data/770291/000095015206003536/l17816aexv99whw5.txt)

(h)(8) First Amendment to the Participation Agreement by and between Salomon Brothers Variable Series Funds Inc., The Ohio National Life Insurance Company and Ohio National Life Assurance Corporation was filed as Exhibit 99(h)(6) of Post-Effective Amendment No. 3 of Ohio National Life Assurance Corporation’s registration statement on Form N-6 on April 26, 2006 (File No. 333-109900) and is incorporated by reference herein.

(https://www.sec.gov/Archives/edgar/data/770291/000095015206003536/l17816aexv99whw6.txt)

(h)(9) Participation Agreement between the Depositor and Lincoln Variable Insurance Products Trust, Lincoln Financial Distributors, Inc., and Lincoln Investment Advisors Corporation was filed as Exhibit 99(h)(9) on the Registrant’s Form N-4, Post-Effective Amendment No. 54 on April 28, 2023 and is incorporated by reference herein.

(https://www.sec.gov/Archives/edgar/data/73981/000139834423008155/fp0082829-1_ex9927h9.htm).

(k) Opinion of Counsel and consent to its use was filed as Exhibit 99(k) on the Registrant’s Form N-4, Post-Effective Amendment No. 51 on April 29, 2021 and is incorporated by reference herein.

(https://www.sec.gov/Archives/edgar/data/73981/000139834421008815/fp0064369_ex9927k.htm)

(10) Consents of KPMG LLP are filed herewith as Exhibit 99(10).

(24) Powers of Attorney filed herewith as Exhibit 99(24).

Item 28. Directors and Officers of the Depositor

Name and Principal Business Address	Position and Offices with Depositor
Anurag Chandra 1211 6th Avenue, 30th Floor New York, NY 10036	Director
Philippe Charette 1000 Place Jean-Paul-Riopelle Montreal, PQ H2ZB3	Director
Patricia Guinn*	Director
Greg Nielsen 5650 Yonge Street Toronto, Ontario M2M4H5	Director
Wes Thompson*	Director
Steven C. Verney*	Director
Anurag Chandra 1211 6th Avenue, 30th Floor New York, NY 10036	Chairman
Clifford J. Jack*	President and Chief Executive Officer
David A. Azzarito 550 West Cypress Creek Road Suite 370 Fort Lauderdale, FL 33309	Senior Vice President, Latin America
Michael Akker*	Senior Vice President & Chief Operating Officer, ALAC
Lori Dashewich*	Senior Vice President, Chief Accounting Officer & Controller, Interim CFO
Brijendra Grewal*	Treasurer & Chief Corporate Development Officer
Sachin Jain*	SVP & Chief Investment Officer
Carlos Paiva 550 West Cypress Creek Road Suite 370 Fort Lauderdale, FL 33309	Senior Vice President, Corporate Secretary & LATAM Regional Counsel and Compliance
Gary R. Rodmaker*	Managing Director
Jonathan Egol*	Managing Director
Scott N. Shepherd*	Senior Vice President, Chief Risk Officer & Head of U.S. M&A/Reinsurance, Appointed Actuary
Marc A. Socol*	Senior Vice President & Chief Revenue Officer
David G. Marlow*	Senior Vice President, Operations and IT

Name and Principal Business Address	Position and Offices with Depositor
Andrea Baker*	Vice President, Audit Services
G. Timothy Biggs*	Vice President, Mortgages & Real Estate
R. Todd Brockman*	Vice President, Mutual Fund Operations
Richard C. Brooks, Jr.*	Vice President & Counsel
Kevin Buhrlage*	Vice President, Strategic Investments
Michelle Carroll*	Vice President, Marketing Operations
William Burrow*	Vice President, Strategic Relationships
J. Keith Dwyer*	Vice President and Chief Compliance Officer, Funds
Christopher Finger*	Vice President, Financial Reporting
Ramon Galanes*	Vice President, LATAM Actuary
Robert K. Gongwer*	Vice President, Taxes
Elizabeth Griffith*	Vice President, Head of Distribution Services
Stewart J. Hansen, Jr*	Vice President, Corporate Taxes
Marc Andrew Hargis*	Vice President, Investment Accounting
Steven Kluever*	Vice President, Product & Investment Management
Karl H. Kreunen*	Vice President, Life Product Marketing
Carolyn J. Krisko*	Vice President & Controller
Sharon Luty*	Vice President, Strategic Platforms and Integration
Theodore Parker*	Vice President, National Sales Manager
David Shaver*	Vice President, Life Product Management and Illustration Actuary
David E. Spaulding*	Vice President, Financial Reporting
Daniel Starishevsky*	Vice President, Head of Marketing
David Szeremet*	Vice President, Advanced Sales
Andrew J. VanHoy*	Vice President, ONESCO Compliance
Joel G. Varland*	Vice President, Enterprise Risk Management
Gwen Vaught*	Vice President, Underwriting and New Business
Jeff Weisman*	Vice President, Structured Products

Name and Principal Business Address	Position and Offices with Depositor
Donna K. Weninger*	Vice President, Head of Actuarial Valuation
Nancy M. Westbrock*	Vice President, ONESCO Operations
Corey Wilkosz*	Vice President, Chief Pricing Officer
Michelle Wilson*	Vice President, Human Resources
Megan Meyer*	Assistant Secretary
Emily M. Reed*	Assistant Corporate Secretary & Paralegal
Nicholas A. Vision*	Senior Tax Officer
Rose Droesch*	Assistant Tax Officer
Christopher Wright*	Assistant Tax Officer

* The principal business address for these individuals is: One Financial Way, Montgomery, Ohio 45242

Item 29. Persons Controlled by or Under Common Control with the Depositor or Registrant

The Registrant is a separate account of the Depositor. The Depositor is an indirect subsidiary of Constellation Insurance GP LLC. An organization chart for Constellation Insurance GP LLC is set forth below.

Caisse de dépôt et placement du Québec Constellation Voting Trust, a Canadian voting trust, owns (1) 49.5% of the voting securities of Constellation Insurance GP, LLC; and (2) 20% of the voting securities of Constellation Insurance Holdings, Inc., an Ohio intermediate holding company.

Ontario Teachers’ Pension Plan Constellation Voting Trust, a Canadian voting trust, owns 29.9% of the voting securities of Constellation Insurance GP, LLC.

11004883 Canada Inc., a Canadian holding company, owns (1) 19.6% of the voting securities of Constellation Insurance GP, LLC; and (2) 20% of the voting securities of Constellation Insurance Holdings, Inc.

Constellation Insurance GP LLC, a Delaware holding company, owns 100% of the voting securities of ONLH Holdings GP LLC, a Delaware intermediate holding company.

ONLH Holdings GP LLC owns 99% of the voting securities of ONLH Holdings LP, a Delaware limited partnership.

ONLH Holdings LP owns 60% of the voting securities of Constellation Insurance Holdings, Inc.

Constellation Insurance Holdings, Inc., owns 100% of the voting securities of Constellation Insurance, Inc., an Ohio intermediate holding company.

Constellation Insurance, Inc. owns the percentage of voting securities shown for the following entities which were organized under the laws of the jurisdictions listed:

Name (and Business)	Jurisdiction	% Owned
AuguStar Life Insurance Company (insurance company)	Ohio	100%
Financial Way Realty, Inc. (realty company)	Ohio	100%
Sycamore Re, Ltd. (captive reinsurance company)	Cayman	100%
ONTech, SMLLC (technology company)	Delaware	100%
Princeton Captive Re, Inc. (captive reinsurance company)	Ohio	100%

Name (and Business)	Jurisdiction	% Owned
The O.N. Equity Sales Company (securities broker dealer)	Ohio	100%
AuguStar Distributors, Inc. (securities broker dealer)	Ohio	100%
Constellation Investments, Inc. (investment adviser)	Ohio	100%

AuguStar Life Insurance Company owns the percentage of voting securities shown for the following entities which were organized under the laws of the jurisdictions listed:

Name (and Business)	Jurisdiction	% Owned
AuguStar Life Assurance Corporation (insurance company)	Ohio	100%
AuguStar Variable Insurance Products Fund, Inc. (registered investment company)	Maryland	100%
Kenwood Re, Inc. (captive reinsurance company)	Vermont	100%
Montgomery Re, Inc. (captive reinsurance company)	Vermont	100%
Camargo Re Captive, Inc. (captive reinsurance company)	Ohio	100%
National Security Life and Annuity Company (insurance company)	New York	100%
Sunrise Captive Re, LLC (captive reinsurance company)	Ohio	100%
ON Foreign Holdings, LLC (holding company)	Delaware	100%

The O.N. Equity Sales Company owns the percentage of voting securities shown for the following entities which were organized under the laws of the jurisdictions listed:

Name (and Business)	Jurisdiction	% Owned
O.N. Investment Management Company (investment adviser)	Ohio	100%
Ohio National Insurance Agency, Inc.	Ohio	100%

ON Foreign Holdings, LLC owns (1) 100% of the voting securities of AuguStar Lending, LLC, a holding company organized under the laws of Delaware, (2) 100% of the voting securities of ON Overseas Holdings B.V., a holding company organized under the laws of Netherlands, (3) 0.01% of the voting securities of O.N. International do Brasil Participações Ltda., a holding company organized under the laws of Brazil and (4) 0.02% of the voting securities of Ohio National Seguros de Vida S.A., an insurance company organized under the laws of Peru.

ON Overseas Holdings B.V. owns 100% of the voting securities of ON Netherlands Holdings B.V., a holding company organized under the laws of the Netherlands.

ON Netherlands Holdings B.V. owns (1) 100% of the voting securities of ON Global Holdings, LLC, a holding company organized under the laws of Delaware, (2) 99.98% of the voting securities of Ohio National Seguros de Vida S.A., an insurance company organized under the laws of Peru, (3) 99.99% of the voting securities of O.N. International do Brasil Participações Ltda., a holding company organized under the laws of Brazil and (4) 7.90% of the voting securities of Ohio National Sudamerica S.A., a holding company organized under the laws of Chile.

ON Global Holdings, LLC owns (1) 92.1% of the voting securities of Ohio National Sudamerica S.A., a holding company organized under the laws of Chile and (2) 0.01% of the voting securities of Ohio National Seguros de Vida S.A., an insurance company organized under the laws of Chile.

Ohio National Sudamerica S.A. owns 99.99% of the voting securities of Ohio National Seguros de Vida S.A., an insurance company organized under the laws of Chile.

Separate financial statements are filed with the Commission for AuguStar Life Assurance Corporation under registrant AuguStar Variable Account R and National Security Life and Annuity Company under registrant National Security Variable Account L and National Security Variable Account N.

Item 30. Indemnification

The sixth article of the Depositor’s Articles of Incorporation, as amended, provides as follows:

Each former, present and future Director, Officer or Employee of the Corporation (and his heirs, executors or administrators), or any such person (and his heirs, executors or administrators) who serves at the Corporation’s request as a director, officer, partner, member or employee of another corporation, partnership or business organization or association of any type whatsoever shall be indemnified by the Corporation against reasonable expenses, including attorneys’ fees, judgments, fine and amounts paid in settlement actually and reasonably incurred by him in connection with the defense of any contemplated, pending or threatened action, suit or proceeding, civil, criminal, administrative or investigative, other than an action by or in the right of the corporation, to which he is or may be made a party by reason of being or having been such Director, Officer, or Employee of the Corporation or having served at the Corporation’s request as such director, officer, partner, member or employee of any other business organization or association, or in connection with any appeal therein, provided a determination is made by majority vote of a disinterested quorum of the Board of Directors (a) that such a person acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and (b) that, in any matter the subject of criminal action, suit or proceeding, such person had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself create a presumption that the person did not act in good faith in any manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful. Such right of indemnification shall not be deemed exclusive of any other rights to which such person may be entitled. The manner by which the right to indemnification shall be determined in the absence of a disinterested quorum of the Board of Directors shall be set forth in the Code of Regulations or in such other manner as permitted by law. Each former, present, and future Director, Officer or Employee of the Corporation (and his heirs, executors or administrators) who serves at the Corporation’s request as a director, officer, partner, member or employee of another corporation, partnership or business organization or association of any type whatsoever shall be indemnified by the Corporation against reasonable expenses, including attorneys’ fees, actually and reasonably incurred by him in connection with the defense or settlement of any contemplated, pending or threatened action, suit or proceeding, by or in the right of the Corporation to procure a judgment in its favor, to which he is or may be a party by reason of being or having been such Director, Officer or Employee of the Corporation or having served at the Corporation’s request as such director, officer, partner, member or employee of any other business organization or association, or in connection with any appeal therein, provided a determination is made by majority vote of a disinterested quorum of the Board of Directors (a) that such person was not, and has not been adjudicated to have been negligent or guilty of misconduct in the performance of his duty to the Corporation or to such other business organization or association, and (b) that such person acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation.

Such right of indemnification shall not be deemed exclusive of any other rights to which such person may be entitled. The manner by which the right of indemnification shall be determined in the absence of a disinterested quorum of the Board of Directors shall be as set forth in the Code of Regulations or in such other manner as permitted by law.

In addition, Article XII of the Depositor’s Code of Regulations states as follows:

If any director, officer or employee of the Corporation may be entitled to indemnification by reason of Article Sixth of the Amended Articles of Corporation, indemnification shall be made upon either (a) a determination in writing of the majority of disinterested directors present, at a meeting of the Board at which all disinterested directors present constitute a quorum, that the director, officer or employee in question was acting in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of this Corporation or of such other business organization or association in which he served at the Corporation’s request, and that, in any matter which is the subject of a criminal action, suit or proceeding, he had no reasonable cause to believe that his conduct was unlawful and in an action by or in the right of the Corporation to procure a judgment in its favor that such person was not and has not been adjudicated to have been negligent or guilty of misconduct in the performance of his duty to the Corporation or to such other business organization or association; or (b) if the number of all disinterested directors would not be sufficient at any time to constitute a quorum, or if the number of disinterested directors present at two consecutive meetings of the Board has not been sufficient to constitute a quorum, a determination to the same effect as set forth in the foregoing clause (a) shall be made in a written opinion by independent legal counsel other than an attorney, or a firm having association with it an attorney, who has been retained by or who has performed services for this Corporation, or any person to be indemnified within the past five years, or by the majority vote of the policyholders, or by the Court of Common Pleas or the court in which such action, suit or proceeding was brought. Prior to making any such determination, the Board of Directors shall first have received the written opinion of General Counsel that a number of directors sufficient to constitute a quorum, as named therein, are disinterested directors. Any director who is a party to or threatened with the action, suit or proceeding in question, or any related action, suit or proceeding, or has had or has an interest therein adverse to that of the Corporation, or who for any other reason has been or would be affected thereby, shall not be deemed a disinterested director and shall not be qualified to vote on the question of indemnification. Anything in this Article to the contrary notwithstanding, if a judicial or administrative body determines as part of the settlement of any action, suit or proceeding that the Corporation should indemnify a director, officer or employee for the amount of the settlement, the Corporation shall so indemnify such person in accordance with such determination. Expenses incurred with respect to any action, suit or proceeding which may qualify for indemnification may be advanced by the Corporation prior to final disposition thereof upon receipt of an undertaking by or on behalf of the director, officer or employee to repay such amount if it is ultimately determined hereunder that he is not entitled to indemnification or to the extent that the amount so advanced exceeds the indemnification to which he is ultimately determined to be entitled.

Item 31. Principal Underwriters

The principal underwriter of the Registrant’s securities is presently AuguStar Distributors, Inc. (“ADI”). ADI is a wholly-owned subsidiary of Constellation Insurance, Inc. ADI also serves as the principal underwriter of securities issued by AuguStar Variable Accounts B and D, other separate accounts of the Depositor which are registered as unit investment trusts; and AuguStar Variable Account R, a separate account of the Depositor’s subsidiary, AuguStar Life Assurance Corporation, which separate account is also registered as a unit investment trust. ADI also serves as the principal underwriter of securities issued by National Security Variable Accounts N and L, separate accounts of the Depositor’s affiliate, National Security Life and Annuity Company.

The directors and officers of ADI are:

Name	Position with ADI
Marc A. Socol	Director, President
Andrew J. VanHoy	Director, Vice President, Compliance
Stewart J. Hansen, Jr.	Vice President, Taxes
Teresa R. Cooper	Treasurer & Comptroller
Timothy A. Abbott	Assistant Secretary
Nicholas A. Vision	Tax Officer
Rose Droesch	Assistant Tax Officer
Christopher Wright	Assistant Tax Officer

The principal business address of each of the foregoing is One Financial Way, Montgomery, Ohio 45242.

During the last fiscal year, ADI received the following commissions and other compensation, directly or indirectly, from the Registrant

Net Underwriting Discounts and Commissions	Compensation on Redemption and Annuitization	Brokerage Commissions	Compensation
$2,174,901	None	None	None

Item 32. Location of Accounts and Records

This information is included in the most recent report on form N-CEN.

Item 33. Management Services

Not applicable.

Item 34. Fee Representation

(a) Pursuant to Section 26(f)(2)(A) of the Investment Company Act of 1940, as amended, AuguStar Life Insurance Company hereby represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by AuguStar Life Insurance Company.

Undertakings

Rule 484 Undertaking — Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer, or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by final adjudication of such issue.

Signatures

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the registrant, AuguStar Variable Account A certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) and that it has caused this post-effective amendment to the registration statement to be filed and signed on its behalf in the City of Montgomery and the State of Ohio on this 25th day of April, 2024.

AuguStar Variable Account A

(Registrant)

By: AuguStar Life Insurance Company

(Depositor)

By: /s/ Clifford J. Jack*

Clifford J. Jack, President & Chief Executive Officer

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the depositor, AuguStar Life Insurance Company, has caused this post-effective amendment to the registration statement to be signed on its behalf in the City of Montgomery and the State of Ohio on the 25th day of April, 2024.

 AuguStar Life Insurance Company

(Depositor)

By: /s/ Clifford J. Jack*

Clifford J. Jack, President & Chief Executive Officer

By: */s/ Emily M. Reed

Emily M. Reed, Attorney in fact pursuant to Powers of Attorney filed herewith.

As required by the Securities Act of 1933, this post-effective amendment to the registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
*/s/ Clifford Jack Clifford Jack	President, Chief Executive Officer (Principal Executive Officer)	April 25, 2024
*/s/ Anurag Chandra Anurag Chandra	Director, Chairman	April 25, 2024
*/s/ Philippe Charette Philippe Charette	Director	April 25, 2024
*/s/ Patricia Guinn Patricia Guinn	Director	April 25, 2024
*/s/Greg Nielsen Greg Nielsen	Director	April 25, 2024
*/s/Wes Thompson Wes Thompson	Director	April 25, 2024
*/s/Steven C. Verney Steven C. Verney	Director	April 25, 2024
*/s/Lori Dashewich Lori Dashewich	Senior Vice President, Chief Financial Officer (Principal Accounting Officer and Principal Financial Officer)	April 25, 2024

*By: /s/ Emily M. Reed

Emily M. Reed, Attorney in fact pursuant to Powers of Attorney filed herewith.

Index of Consents and Exhibits

Exhibit Number	Description	Page Number
99(f)(3)	Amended and Restated Articles of Incorporation of the Depositor
99(f)(4)	Amended and Restated Code of Regulations (by-laws) of the Depositor
99(f)(5)	Amended and Restated Articles of Incorporation of the Depositor
99(10)	Consents of KPMG LLP
99(24)	Powers of Attorney